UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TALLGRASS ENERGY PARTNERS, LP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

4200 W. 115TH STREET, SUITE 350, LEAWOOD, KANSAS 66211

MERGER PROPOSAL—YOUR VOTE IS VERY IMPORTANT

Dear Tallgrass Energy Partners, LP Unitholders:

On March 26, 2018, Tallgrass Energy GP, LP (“TEGP”), Tallgrass Equity, LLC (“TE”), Tallgrass Energy Partners, LP (“TEP”), Tallgrass MLP GP, LLC, which is the general partner of TEP (“TEP GP”), and Razor Merger Sub, LLC (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will merge with and into TEP (the “Merger”), with TEP surviving the Merger as a wholly owned subsidiary of TE and its subsidiaries. At the effective time of the Merger, each issued and outstanding common unit representing a limited partner interest of TEP (collectively, the “TEP Common Units”), except for any TEP Common Units owned by TE, Tallgrass Equity Investments, LLC, a Delaware limited liability company and wholly owned subsidiary of TE, or TEP, will be converted into the right to receive 2.0 Class A shares representing limited partner interests in TEGP (the “TEGP Class A Shares”). No fractional TEGP Class A Shares will be issued in the Merger. All fractional TEGP Class A Shares that a holder of TEP Common Units (“TEP Unitholder”) would otherwise be entitled to receive as merger consideration (after taking into account all TEP Common Units held by such TEP Unitholder) will be aggregated and then, if a fractional TEGP Class A Share results from that aggregation, be rounded up to the nearest whole TEGP Class A Share.

Pursuant to the Merger Agreement and the Amended and Restated Agreement of Limited Partnership of TEP, dated as of May 17, 2013, as amended (the “TEP Partnership Agreement”), holders of a majority of the outstanding TEP Common Units voting as a single class must vote in favor of the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Transactions”) in order for them to be approved and adopted. Contemporaneously with the execution and delivery of the Merger Agreement, TEGP and TE entered into a support agreement with TEP, pursuant to which TE agreed to, and TEGP agreed to cause TE to, vote the 25,619,218 TEP Common Units held of record and beneficially by TE in favor of the approval of the Merger Agreement and the Transactions at any meeting of the TEP Unitholders. TEP has scheduled a special meeting of the TEP Unitholders (the “TEP Unitholder Meeting”) to vote on the Merger Agreement and the Transactions on Tuesday, June 26, 2018 at 10:00 a.m., Central Time, at the Hilton Garden Inn, 5800 College Boulevard, Overland Park, Kansas 66211. Regardless of the number of units you own or whether you plan to attend the meeting, it is important that your units be represented and voted at the meeting. Voting instructions are set forth inside this proxy statement/prospectus.

The Conflicts Committee (“TEP Conflicts Committee”) of the Board of Directors of TEP GP (the “TEP GP Board”) has determined unanimously that the Merger Agreement and the Transactions are fair to, and in the best interests of, TEP, including its subsidiaries and the TEP Unitholders other than TEP GP and its Affiliates, and has approved the Merger Agreement and the Transactions, which constituted “Special Approval” under the TEP Partnership Agreement. The TEP Conflicts Committee also recommended that the TEP GP Board approve the Merger Agreement and the Transactions and determined to recommend that the TEP Unitholders approve the Merger Agreement and the Transactions. The TEP GP Board has determined unanimously that the Merger Agreement and the Transactions are in the best interests of TEP and the TEP Unitholders, approved the Merger Agreement and the Transactions, directed that the Merger Agreement and the Transactions be submitted to a vote of the TEP Unitholders at a meeting in accordance with the TEP Partnership Agreement, and determined to recommend that the TEP Unitholders approve the Merger Agreement and the Transactions.

The Board of Directors of TEGP GP has unanimously determined that the Merger Agreement and the Transactions are in the best interests of TEGP and TEGP’s limited partners and approved the Merger

Agreement and the Transactions, including the issuance of TEGP Class A Shares in connection with the Merger.

This proxy statement/prospectus provides you with detailed information about the proposed Transactions and related matters. TEP encourages you to read the entire document carefully. In particular, please read “Risk Factors” beginning on page 22 of this proxy statement/prospectus for a discussion of risks relevant to the Transactions and TEGP’s business following the Transactions.

The TEGP Class A Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “TEGP,” and the TEP Common Units are listed on the NYSE under the symbol “TEP.” The last reported sale price of the TEGP Class A Shares on the NYSE on May 2, 2018 was $20.30 per share. The last reported sale price of the TEP Common Units on the NYSE on May 2, 2018 was $40.38 per unit.

David G. Dehaemers, Jr.

President and Chief Executive Officer

Tallgrass MLP GP, LLC

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued under the proxy statement/prospectus or has determined if this document is truthful or complete. Any representation to the contrary is a criminal offense.

All information in this document concerning TEGP has been furnished by TEGP. All information in this document concerning TEP has been furnished by TEP. TEGP has represented to TEP, and TEP has represented to TEGP, that the information furnished by and concerning it is true and correct in all material respects.

The proxy statement/prospectus is dated May 18, 2018 and is first being mailed or otherwise delivered to the TEP Unitholders on or about May 23, 2018.

Leawood, Kansas

May 18, 2018

Notice of Special Meeting of Unitholders

To Be Held on Tuesday, June 26, 2018

To the Unitholders of Tallgrass Energy Partners, LP:

A special meeting (the “TEP Unitholder Meeting”) of holders (the “TEP Unitholders”) of common units representing limited partner interests (the “TEP Common Units”) in Tallgrass Energy Partners, LP (“TEP”) will be held on Tuesday, June 26, 2018 at 10:00 a.m., Central Time, located at the Hilton Garden Inn, 5800 College Boulevard, Overland Park, Kansas, 66211, to consider and vote upon the approval and adoption of the Agreement and Plan of Merger dated as of March 26, 2018 by and among Tallgrass Energy GP, LP (“TEGP”), Tallgrass Equity, LLC (“TE”), Razor Merger Sub, LLC (“Merger Sub”), TEP and Tallgrass MLP GP, LLC (“TEP GP”), as it may be amended from time to time (the “Merger Agreement”), and the transactions contemplated thereby, including the merger of Merger Sub with and into TEP (such transactions, collectively, the “Transactions”) (such proposal, the “Merger Proposal”).

TEP will transact no other business at the TEP Unitholder Meeting except such business as may properly be brought before the TEP Unitholder Meeting or any adjournments or postponements thereof. At this time, TEP knows of no other matters that will be presented for the consideration of the TEP Unitholders at the TEP Unitholder Meeting.

Pursuant to the Merger Agreement and the Amended and Restated Agreement of Limited Partnership of TEP, dated May 17, 2013, as amended (the “TEP Partnership Agreement”), holders of a majority of the outstanding TEP Common Units voting as a single class, which constitutes a “Unit Majority” under the TEP Partnership Agreement, must vote in favor of the Merger Proposal in order for it to be approved. Failures to vote, abstentions and broker non-votes will have the same effect as a vote against the Merger Proposal for purposes of the vote by TEP Unitholders required under the Merger Agreement and the TEP Partnership Agreement.

Contemporaneously with the execution and delivery of the Merger Agreement, TEGP and TE entered into a support agreement with TEP, pursuant to which TE agreed to, and TEGP agreed to cause TE to, vote the 25,619,218 TEP Common Units held of record and beneficially by TE in favor of the approval of the Merger Agreement and the Transactions at any meeting of the TEP Unitholders.

The TEP Conflicts Committee (“TEP Conflicts Committee”) of the Board of Directors of TEP GP (the “TEP GP Board”) has determined unanimously that the Merger Agreement and the Transactions are fair to, and in the best interests of, TEP, including its subsidiaries and the TEP Unitholders other than TEP GP and its Affiliates, and has approved the Merger Agreement and the Transactions, which constituted “Special Approval” under the TEP Partnership Agreement. The TEP Conflicts Committee also recommended that the TEP GP Board approve the Merger Agreement and the Transactions and determined to recommend that the TEP Unitholders approve the Merger Agreement and the Transactions. The TEP GP Board has determined unanimously that the Merger Agreement and the Transactions are in the best interests of TEP and the TEP Unitholders, approved the Merger Agreement and the Transactions, directed that the Merger Agreement and the Transactions be submitted to a vote of the TEP Unitholders at a meeting in accordance with the TEP Partnership Agreement, and determined to recommend that the TEP Unitholders approve the Merger Proposal.

The Board of Directors of TEGP GP has unanimously determined that the Merger Agreement and the Transactions are in the best interests of TEGP and TEGP’s limited partners and approved the Merger

Agreement and the Transactions, including the issuance of TEGP Class A Shares in connection with the Merger.

Only TEP Unitholders of record at the close of business on May 18, 2018 are entitled to notice of and to vote at the meeting and any adjournments or postponements of the meeting. A list of TEP Unitholders entitled to vote at the meeting will be available for inspection at TEP’s offices in Leawood, Kansas for any purposes relevant to the meeting during normal business hours for a period of 10 days before the meeting and at the meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY IN ONE OF THE FOLLOWING WAYS. If you hold your units in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when submitting instructions to cause your TEP Common Units to be voted. If you hold your units in your own name, you may submit your proxy by:

•	using the toll-free telephone number shown on the proxy card;

•	using the Internet website shown on the proxy card; or

•	marking signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope. It requires no postage if mailed in the United States.

Submitting a proxy now will not limit your right to vote at the TEP Unitholder Meeting if you decide to attend in person. If you plan to attend the TEP Unitholder Meeting and wish to vote in person, you will be given a ballot at the TEP Unitholder Meeting.

By order of the Board of Directors of Tallgrass MLP GP, LLC, as the general partner of Tallgrass Energy Partners, LP.

David G. Dehaemers, Jr.

President and Chief Executive Officer

Tallgrass MLP GP, LLC

IMPORTANT NOTE ABOUT THIS PROXY STATEMENT/PROSPECTUS

This proxy statement/prospectus, which forms part of a registration statement on Form S-4 filed with the Securities and Exchange Commission, which is referred to as the “SEC” or the “Commission,” constitutes a proxy statement of TEP under Section 14(a) of the Securities Exchange Act of 1934, as amended, which is referred to as the “Exchange Act,” with respect to the solicitation of proxies for the special meeting of the TEP Unitholders to, among other things, approve the Merger Agreement and the Transactions. This proxy statement/prospectus is also a prospectus of TEGP under the Securities Act of 1933, as amended, which is referred to as the “Securities Act,” for TEGP Class A Shares that will be issued to holders of TEP Public Units in the Transactions pursuant to the Merger Agreement.

As permitted under the rules of the SEC, this proxy statement/prospectus incorporates by reference important business and financial information about TEGP and TEP from other documents filed with the SEC that are not included in or delivered with this proxy statement/prospectus. Please read “Where You Can Find More Information” beginning on page 141. You can obtain any of the documents incorporated by reference into this document from the SEC’s website at http://www.sec.gov. This information is also available to you without charge upon your request in writing or by telephone from TEGP or TEP, as the case may be, at the following addresses and telephone numbers:

Tallgrass Energy GP, LP 4200 W. 115th Street, Suite 350 Attention: Investor Relations Leawood, Kansas 66211 Telephone: (913) 928-6060	Tallgrass Energy Partners, LP 4200 W. 115th Street, Suite 350 Attention: Investor Relations Leawood, Kansas 66211 Telephone: (913) 928-6060

Please note that copies of the documents provided to you will not include exhibits, unless the exhibits are specifically incorporated by reference into the documents or this proxy statement/prospectus.

You may obtain certain of these documents at TEGP’s website, www.tallgrassenergy.com, by selecting “Investors,” then selecting “Tallgrass Energy GP, LP,” then selecting “SEC Filings,” and then selecting “Documents,” and at TEP’s website, www.tallgrassenergy.com, by selecting “Investors,” then selecting “Tallgrass Energy Partners, LP,” then selecting “SEC Filings,” and then selecting “Documents.” Information contained on TEP’s and TEGP’s websites is expressly not incorporated by reference into this proxy statement/prospectus.

In order to receive timely delivery of requested documents in advance of the TEP Unitholder Meeting, your request should be received no later than June 18, 2018. If you request any documents, TEGP or TEP, as applicable, will mail them to you by first class mail, or another equally prompt means, after receipt of your request.

TEGP and TEP have not authorized anyone to give any information or make any representation about the Transactions, TEGP or TEP that is different from, or in addition to, that contained in this proxy statement/prospectus or in any of the materials that have been incorporated by reference into this proxy statement/prospectus. Therefore, if anyone distributes this type of information, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement/prospectus or the solicitation of proxies is unlawful, or you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement/prospectus does not extend to you. The information contained in this proxy statement/prospectus speaks only as of the date of this proxy statement/prospectus, or in the case of information in a document incorporated by reference, as of the date of such document, unless the information specifically indicates that another date applies. All information in this document concerning TEGP has been furnished by TEGP. All information in this document concerning TEP has been furnished by TEP. TEGP has represented to TEP, and TEP has represented to TEGP, that the information furnished by and concerning it is true and correct in all material respects.

i

ANNEXES

DEFINITIONS

The following terms have the meanings set forth below for purposes of this proxy statement/prospectus, unless the context otherwise indicates:

•	“Affiliate” has the meaning set forth in Rule 405 under the Securities Act, unless otherwise expressly stated herein; provided, however, that prior to the Closing Date, (a) with respect to each member of the TEGP Group, the term “Affiliate” excludes each member of the TEP Group, and (b) with respect to each member of the TEP Group, the term “Affiliate” excludes Holdings, TEGP GP and each member of the TEGP Group.

•	“Closing Date” means the date on which the closing of the Transactions occurs.

•	“Development Holdco” means Tallgrass Development Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of TE.

•	“DOJ” means the United States Department of Justice.

•	“Effective Time” means the date and time of the filing of the certificate of merger effecting the Merger with the Secretary of State of the State of Delaware (or, if agreed to by the parties to the Merger Agreement, such later time and date as may be expressed therein as the effective date and time of the Merger).

•	“EMG” means The Energy & Minerals Group in its individual capacity or The Energy & Minerals Group, its affiliated investment funds that directly or indirectly hold interests in TE, Holdings and other entities under Holdings’ control, as the context requires.

•	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

•	“Exchange Ratio” means 2.0 TEGP Class A Shares for each TEP Common Unit.

•	“Exchange Right” means the right of Exchange Right Holders and any permitted transferees of their TE Units to exchange all or a portion of their TE Units for TEGP Class A Shares at an exchange ratio of one TEGP Class A Share for each TE Unit exchanged. The Exchange Right may be exercised only if, simultaneously therewith, an equal number of TEGP Class B Shares are transferred by the exercising party to TEGP, upon which the TEGP Class B Shares received from the exercising party will be cancelled.

•	“Exchange Right Holders” means holders of Exchange Rights.

•	“FERC” means the United States Federal Energy Regulatory Commission.

•	“FTC” means the Federal Trade Commission.

•	“Holdco” means Tallgrass Equity Investments, LLC, a Delaware limited liability company and wholly owned subsidiary of TE. Following the consummation of the Transactions, Holdco will hold a 0.1% limited partner interest in TEP.

•	“Holdings” means Tallgrass Energy Holdings, LLC, a Delaware limited liability company and sole member of TEGP GP.

•	“HSR Act” means the Hart–Scott–Rodino Antitrust Improvements Act of 1976, as amended.

•	“Incentive Distribution Rights” or “IDRs” has the meaning set forth for the term “Incentive Distribution Right” in the TEP Partnership Agreement.

•	“Kelso” means Kelso & Company in its individual capacity or Kelso & Company, its affiliated investment funds that directly or indirectly hold interests in TE, Holdings and other entities under Holdings’ control, as the context requires.

•	“Merger” means the merger of Merger Sub with and into TEP, with TEP being the surviving entity.

•	“Merger Agreement” means the Agreement and Plan of Merger, dated as of March 26, 2018, by and among TEGP, TE, Merger Sub, TEP and TEP GP.

•	“Merger Proposal” means the proposal by TEP GP to approve and adopt the Merger Agreement and the Transactions, which is to be considered for a vote of the TEP Unitholders at the TEP Unitholder Meeting.

•	“Merger Sub” means Razor Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of TEP.

•	“MLP Operations” means Tallgrass MLP Operations, LLC, a Delaware limited liability company and wholly owned subsidiary of TEP.

•	“Natural gas liquids” or “NGLs” means those hydrocarbons in natural gas that are separated from the natural gas as liquids through the process of absorption, condensation, or other methods in natural gas processing or cycling plants.

•	“Pony Express” means Tallgrass Pony Express Pipeline, LLC, a Delaware limited liability company.

•	“REX Holdings” means Rockies Express Holdings, LLC, a Delaware limited liability company.

•	“Rockies Express” means Rockies Express Pipeline LLC, a Delaware limited liability company.

•	“SEC” means the Securities Exchange Commission.

•	“Securities Act” means the Securities Act of 1933, as amended.

•	“Support Agreement” means the Support Agreement, dated as of March 26, 2018, by and among TEGP, TE and TEP.

•	“Tallgrass Development” means Tallgrass Development, LP, a Delaware limited partnership that was merged into a wholly owned subsidiary of TE on February 7, 2018.

•	“Tallgrass KC” means Tallgrass KC, LLC, which is an entity owned by certain members of TEGP GP’s and TEP GP’s management.

•	“Tallgrass Management” means Tallgrass Management, LLC, a Delaware limited liability company and wholly owned subsidiary of Holdings.

•	“TE” means Tallgrass Equity, LLC, a Delaware limited liability company.

•	“TE Units” means units representing limited liability company interests in TE.

•	“TEGP” means Tallgrass Energy GP, LP, a Delaware limited partnership.

•	“TEGP Class A Shares” means Class A shares representing limited partner interests in TEGP.

•	“TEGP Class B Shares” means Class B shares representing limited partner interests in TEGP.

•	“TEGP Conflicts Committee” means the conflicts committee of the TEGP GP Board.

•	“TEGP EPS” means an “Equity Participation Share,” as defined in the TEGP LTIP.

•	“TEGP GP” means TEGP Management, LLC, a Delaware limited liability company and the general partner of TEGP and a wholly owned subsidiary of Holdings.

•	“TEGP GP Board” means the board of directors of TEGP GP.

•	“TEGP GP LLCA” means the Amended and Restated Limited Liability Company Agreement of TEGP Management, LLC, dated May 12, 2015.

•	“TEGP Group” has the meaning set forth in the Merger Agreement.

•	“TEGP LTIP” means the long-term incentive plan of TEGP GP.

•	“TEGP Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of TEGP, dated May 12, 2015.

•	“TEGP Shareholder” means a holder of TEGP Class A Shares and/or TEGP Class B Shares.

•	“TEP” means Tallgrass Energy Partners, LP, a Delaware limited partnership.

•	“TEP Common Units” means the common units representing limited partner interests in TEP.

•	“TEP Conflicts Committee” means the conflicts committee of the TEP GP Board.

•	“TEP EPU” means an “Equity Participation Unit,” as defined in the TEP LTIP.

•	“TEP General Partner Interest” means the “General Partner Interest,” as defined in the TEP Partnership Agreement.

•	“TEP GP” means Tallgrass MLP GP, LLC, a Delaware limited liability company and the general partner of TEP.

•	“TEP GP Board” means the board of directors of TEP GP.

•	“TEP GP LLCA” means the Second Amended and Restated Limited Liability Company Agreement of TEP GP, dated May 17, 2013, as amended.

•	“TEP Group” means the “Partnership Group,” as defined in the Merger Agreement.

•	“TEP LTIP” means the long-term incentive plan of TEP GP.

•	“TEP Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of TEP, dated May 17, 2013, as amended.

•	“TEP Public Units” means the TEP Common Units other than those held by TE, Holdco or TEP.

•	“TEP Unitholder” means a holder of TEP Common Units.

•	“TEP Unitholder Meeting” means the special meeting of the TEP Unitholders described in this proxy statement/prospectus at which the TEP Unitholders will vote on the Merger Proposal.

•	“Transactions” means the transactions contemplated by the Merger Agreement, including the Merger.

v

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE TEP UNITHOLDER MEETING

Important Information and Risks. The following are brief answers to some questions that you may have regarding the Merger Proposal and the TEP Unitholder Meeting. You should read and consider carefully the remainder of this proxy statement/prospectus, including the “Risk Factors” beginning on page 22 and the attached Annexes, because the information in this section does not provide all of the information that might be important to you. Additional important information and descriptions of risk factors are also contained in the documents incorporated by reference into this proxy statement/prospectus. Please read “Where You Can Find More Information” beginning on page 141.

Q:	Why am I receiving these materials?

A:	TEP and TEGP have agreed to combine by merging Merger Sub with and into TEP, with TEP surviving the Merger as a wholly owned subsidiary of TE and its subsidiaries. The Merger cannot be completed without the approval of holders of a majority of the outstanding TEP Common Units voting as a single class. TEP GP is sending this proxy statement/prospectus in connection with its solicitation of your proxy for use at the TEP Unitholder Meeting because you owned TEP Common Units at the close of business on May 18, 2018, the record date for the TEP Unitholder Meeting, and therefore, are entitled to vote at the TEP Unitholder Meeting.

Q:	On what am I being asked to vote?

A:	You are being asked to consider and vote on the Merger Proposal.

Q:	What is the Merger Proposal?

A:	You are being asked to approve and adopt the Merger Agreement, a copy of which is attached as Annex A to this proxy statement/prospectus, as such agreement may be amended from time to time, and the Transactions.

On March 26, 2018, TEGP, TE, Merger Sub, TEP, and TEP GP entered into the Merger Agreement. Pursuant to the Merger Agreement, Merger Sub will merge with and into TEP, with TEP surviving the Merger as a wholly owned subsidiary of TE and its subsidiaries. At the Effective Time, each issued and outstanding TEP Public Unit, will be converted into the right to receive 2.0 TEGP Class A Shares. No fractional TEGP Class A Shares will be issued in connection with the Merger. All fractional TEGP Class A Shares that a holder of TEP Public Units would otherwise be entitled to receive as merger consideration (after taking into account all TEP Public Units held by such holder) will be aggregated and then, if a fractional TEGP Class A Share results from that aggregation, be rounded up to the nearest whole TEGP Class A Share.

Q:	Where will my shares trade after the Merger?

A:	TEGP expects to obtain approval to list the TEGP Class A Shares to be issued in the Merger on the NYSE. Such approval (subject to official notice of issuance) is a condition to closing the Merger. Also upon completion of the Merger, TEGP intends to change its name to “Tallgrass Energy, LP” and its NYSE ticker symbol to “TGE.”

Q:	Will quarterly distributions be paid pending the consummation of the Transactions?

A:

Because the Unitholder Meeting is scheduled to take place after the record dates for the distributions on both TEGP Class A Shares and TEP Common Units for the quarter ended March 31, 2018 to be paid in May 2018, TEP Unitholders will receive first quarter 2018 distributions on their TEP Common Units and not on

TEGP Class A Shares received in the Merger. TEP Unitholders will not receive distributions from both TEP and TEGP for the same quarter. For additional information, please read “Market Price and Cash Distribution Information.”

Current TEGP Shareholders will continue to receive distributions on their TEGP Class A Shares in accordance with the TEGP Partnership Agreement and at the discretion of the TEGP GP Board. For a description of the distribution provisions of TEGP’s Partnership Agreement, please read “Comparison of the Rights of TEP Unitholders and TEGP Shareholders.”

The current annualized distribution rate for each TEP Common Unit is $3.90 (based on the quarterly distribution rate of $0.975 for each TEP Common Unit to be paid on May 15, 2018 with respect to the first quarter of 2018). Based on the Exchange Ratio, the annualized distribution rate for each TEP Common Unit exchanged for 2.0 TEGP Class A Shares would be approximately $3.90 (based on the quarterly distribution rate of $0.4875 per TEGP Class A Share to be paid on May 15, 2018 with respect to the first quarter of 2018).

Q:	What happens to my future distributions?

A:	Once the Merger is completed and TEP Common Units are exchanged for TEGP Class A Shares, when distributions are approved and declared by TEGP GP and paid by TEGP, former TEP Unitholders will receive distributions on the TEGP Class A Shares they receive in the Merger in accordance with the TEGP Partnership Agreement to the extent such TEP Unitholders continue to hold such TEGP Class A Shares as of the applicable record date for such distribution.

Q:	Where and when is the TEP Unitholder Meeting?

A:	The TEP Unitholder meeting will be held on Tuesday, June 26, 2018 at 10:00 a.m, Central Time, at the Hilton Garden Inn, 5800 College Boulevard, Overland Park, Kansas 66211.

Q:	How does each of the TEP Conflicts Committee and the TEP GP Board recommend that I vote?

A:	The TEP Conflicts Committee unanimously determined that the Merger Agreement and the Transactions are fair to, and in the best interests of, TEP, including its subsidiaries and the TEP Unitholders other than TEP GP and its Affiliates, approved the Merger Agreement and the Transactions, which constituted “Special Approval” under the TEP Partnership Agreement, recommended that the TEP GP Board approve the Merger Agreement and the Transactions, and determined to recommend that the TEP Unitholders approve the Merger Agreement and the Transactions.

The TEP GP Board, based in part upon the recommendation of the TEP Conflicts Committee, unanimously determined that the Merger Agreement and the Transactions are in the best interests of TEP and the TEP Unitholders, approved the Merger Agreement and the Transactions, directed that the Merger Agreement and the Transactions be submitted to a vote of the TEP Unitholders at a meeting in accordance with the TEP Partnership Agreement, and determined to recommend that the TEP Unitholders approve the Merger Agreement and the Transactions.

Accordingly, each of the TEP Conflicts Committee and the TEP GP Board recommends that the TEP Unitholders vote “FOR” the Merger Proposal.

For additional information, see “The Merger—Reasons for the TEP Conflicts Committee’s Recommendation”

Q:	What constitutes a quorum?

A:	The presence, in person or by proxy, at the special meeting of holders of a majority of the TEP Common Units, as of the record date, will constitute a quorum and will permit TEP to conduct the proposed business at the special meeting. Your units will be counted as present at the special meeting if you:

•	are present in person at the meeting; or

•	have submitted and not revoked a properly executed proxy card or properly submitted and not revoked your proxy via telephone or the Internet.

Proxies received but marked as abstentions will be counted as units that are present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote will also be considered present at the meeting for purposes of determining the presence of a quorum but cannot be included in the vote. Abstentions and broker non-votes have the same effect as a vote against the Merger for purposes of the vote required under the Merger Agreement and the TEP Partnership Agreement.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote your TEP Common Units. The written document describing the matters to be considered and voted on at the TEP Unitholder Meeting is called a “proxy statement.” A “proxy card” is a document used to designate a proxy to vote your TEP Common Units.

For additional information, see “Information about the TEP Unitholder Meeting and Voting.”

Q:	If a TEP Unitholder gives a proxy, how are its TEP Common Units voted?

A:	Regardless of how you choose to vote, the individuals named on the enclosed proxy card will vote your TEP Common Units in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your TEP Common Units should be voted “FOR” or “AGAINST,” or whether you wish to “ABSTAIN” from voting, on the specific item of business to come before the TEP Unitholder Meeting.

If you own TEP Common Units that are directly registered in your name with the transfer agent and return a signed proxy card or submit your proxy via the Internet or by telephone but do not indicate how you wish your TEP Common Units to be voted, TEP Common Units represented by your properly submitted proxy card will be voted “FOR” the Merger Proposal.

For additional information, see “Information about the TEP Unitholder Meeting and Voting.”

Q:	What can I do if I change my mind after I have submitted a proxy for my TEP Common Units?

A:	If your TEP Common Units are registered directly in your name with the transfer agent, you may revoke your proxy at any time before it is voted at the TEP Unitholder Meeting by:

•	submitting a proxy again prior to the TEP Unitholder Meeting through any of the methods available to you;

•	giving written notice of revocation to the general counsel of TEP GP, which must be received by the general counsel of TEP GP by the time the TEP Unitholder Meeting begins; or

•	attending the TEP Unitholder Meeting and voting your TEP Common Units in person.

If your TEP Common Units are held through a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies. If your bank, broker or other nominee allows you to submit your proxy via telephone or Internet, you may be able to change your proxy by submitting a proxy again by telephone or Internet.

For additional information, see “Information about the TEP Unitholder Meeting and Voting.”

Q:	What is the record date for the TEP Unitholder Meeting?

A:	The record date for the TEP Unitholder Meeting is May 18, 2018. Only holders of TEP Common Units at the close of business on the record date are entitled to notice of, and to vote at, the TEP Unitholder Meeting.

For additional information, see “Information about the TEP Unitholder Meeting and Voting.”

Q:	What is the vote required of TEP Unitholders to approve and adopt the Merger Agreement and the Transactions?

A:	Pursuant to the Merger Agreement and the TEP Partnership Agreement, holders of a majority of the outstanding TEP Common Units (including TEP Common Units owned by TE), voting together as a single class, must affirmatively vote in favor of the Merger Proposal in order for it to be approved and adopted. Failures to vote, in addition to abstentions and broker non-votes, will have the same effect as a vote against the Merger Proposal for purposes of the vote required under the Merger Agreement and the TEP Partnership Agreement. Your vote is important.

Contemporaneously with the execution and delivery of the Merger Agreement, TEGP and TE entered into the Support Agreement with TEP, pursuant to which, TE agreed to, and TEGP agreed to cause TE to, among other things and while the Support Agreement remains in effect, vote the 25,619,218 TEP Common Units (representing approximately 35.0% of the outstanding TEP Common Units) held of record and beneficially by TE in favor of the approval of the Merger Agreement and the Transactions at any meeting of the TEP Unitholders.

Q:	How do I vote my TEP Common Units if I hold the TEP Common Units in my own name?

A:	After reading this proxy statement/prospectus carefully, please respond by completing, signing and dating your proxy card and returning in the enclosed postage-paid envelope, or by submitting your proxy by telephone or the Internet as soon as possible in accordance with the instructions provided under “Information about the TEP Unitholder Meeting and Voting – Submitting a Proxy Card” and “Information about the TEP Unitholder Meeting and Voting – Submitting a Proxy via Telephone or Internet.”

Q:	If my TEP Common Units are held in “street name” by my bank, broker or other nominee, will my bank, broker or nominee vote my TEP Common Units for me?

A:	Your bank, broker or other nominee will only be permitted to vote your TEP Common Units if you instruct the bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your TEP Common Units. Banks, brokers or other nominees who hold TEP Common Units in “street name” for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers and other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters, such as the Merger Proposal, and, as a result, absent specific instructions from the beneficial owner of such TEP Common Units, banks, brokers or other nominees are not empowered to vote those TEP Common Units on such non-routine matters. If you do not instruct your bank, broker or other nominee to vote your TEP Common Units, your TEP Common Units will not be voted, and this will have the same effect as a vote cast “AGAINST” the Merger Proposal.

Q:	What does it mean if I get more than one proxy card?

A:	If you received more than one proxy card, your TEP Common Units are likely registered in different names or with different addresses or are in more than one account. You must separately submit each proxy card that you receive in order for all of your TEP Common Units to be voted at the meeting.

For additional information, see “Information about the TEP Unitholder Meeting and Voting.”

Q:	What happens if I sell my TEP Common Units before the TEP Unitholder Meeting?

A:	The record date for TEP Unitholders entitled to vote at the TEP Unitholder Meeting is earlier than both the date of the TEP Unitholder Meeting and the consummation of the Merger. If you transfer your

TEP Common Units after the record date of the TEP Unitholder Meeting but before the TEP Unitholder Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your TEP Common Units and each of you notifies TEP in writing of such special arrangements, you will retain your right to vote such TEP Common Units at the TEP Unitholder Meeting but will transfer the right to receive the 2.0 TEGP Class A Shares for each TEP Common Unit (including any TEGP Class A Shares issued upon the rounding up of fractional TEGP Class A Shares, the “Merger Consideration”), if the Merger is completed, to the person to whom you transfer your TEP Common Units.

For additional information, see “Information about the TEP Unitholder Meeting and Voting.”

Q:	What happens if I sell my TEP Common Units after the TEP Unitholder Meeting but before the Effective Date of the Merger?

A:	If you transfer your TEP Common Units after the TEP Unitholder Meeting but before the Effective Date of the Merger, you will have transferred the right to receive the Merger Consideration, if the Merger is completed, to the person to whom you transfer your TEP Common Units. In order to receive the Merger Consideration, you must hold your TEP Common Units through completion of the Merger.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	TEP has engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies for the TEP Unitholder Meeting. MacKenzie Partners, Inc. will be paid approximately $17,500 by TEP for these and other consulting, analytic and advisory services in connection with the TEP Unitholder Meeting. In addition, TEP has agreed to reimburse MacKenzie Partners, Inc. for certain fees and expenses and will also indemnify MacKenzie Partners, Inc., its subsidiaries and their respective directors, officers, employees and agents against certain claims, liabilities, losses, damages and expenses. Forms of proxies and proxy materials may also be distributed through brokers, banks and other nominees to the beneficial owners of TEP Common Units, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses.

Proxies also may be solicited by TEP GP’s and its affiliates’ directors, officers and employees by telephone, electronic mail, letter, facsimile or in person, but no additional compensation will be paid to them.

Q:	How will I receive the Merger Consideration to which I am entitled?

A:	Promptly after the consummation of the Transactions, a paying agent reasonably acceptable to, and appointed by, TE (the “Paying Agent”) will mail or provide to each holder of record of TEP Common Units certain transmittal materials and instructions for use in effecting the surrender of TEP Common Units to the Paying Agent. If your TEP Common Units are held in “street name” through a bank, broker or other nominee, you should contact your bank, broker or other nominee for instructions as to how to effect the surrender of your “street name” TEP Common Units in exchange for the Merger Consideration.

Q:	How many votes do I have?

A:	You are entitled to one vote for each TEP Common Unit owned by you as of the record date, May 18, 2018.

Q:	Where can I find the voting results of the TEP Unitholder Meeting?

A:	The preliminary voting results are expected to be announced at the TEP Unitholder Meeting. In addition, within four business days following the certification of the final voting results, TEP will file the final voting results with the SEC on a Current Report on Form 8-K.

Q:	When do you expect the Transactions to be completed?

A:	Assuming timely satisfaction of other closing conditions, including the approval by holders of a majority of the outstanding TEP Common Units of the Merger Proposal, the Transactions are targeted to close in the second quarter of 2018.

x

Q:	What conditions must be satisfied to complete the Transactions?

A:	A number of conditions must be satisfied before TEP and TEGP can complete the Transactions, including approval by holders of a majority of the outstanding TEP Common Units of the Merger Proposal and the expiration or termination of the waiting period applicable to the Transactions under the HSR Act. Although TEP and TEGP cannot be sure when all of the conditions to the Merger will be satisfied, TEP and TEGP expect to complete the Merger as soon as practicable following the TEP Unitholder Meeting (assuming the Merger Proposal is approved by the holders of a majority of the outstanding TEP Common Units).

For additional information, please see “The Merger Agreement—Conditions to the Merger.”

Q:	What if the Transactions are not completed?

A:	If the Merger Proposal is not approved by holders of a majority of the outstanding TEP Common Units, or if the Transactions are not completed for any other reason, you will not receive the consideration for your TEP Common Units in connection with the Transactions, you will continue to own the TEP Common Units that you currently own, and the TEP Common Units will continue to be listed on the NYSE.

Q:	Are TEP Unitholders entitled to dissenters’ or appraisal rights?

A:	No. TEP Unitholders do not have dissenters’ or appraisal rights under applicable law or contractual dissenters’ or appraisal rights under the TEP Partnership Agreement or the Merger Agreement.

Q:	What are the expected material U.S. federal income tax consequences to a TEP Unitholder as a result of the Merger?

A:	The receipt of TEGP Class A Shares in exchange for TEP Common Units pursuant to the Merger Agreement will be a taxable transaction to U.S. holders (as defined in “Material U.S. Federal Income Tax Consequences”) for U.S. federal income tax purposes. A U.S. holder holding TEP Common Units as capital assets will generally recognize capital gain or loss on the receipt of TEGP Class A Shares in exchange for TEP Common Units. However, a portion of this gain or loss, which could be substantial, will be separately computed and taxed as ordinary income or loss to the extent attributable to “unrealized receivables,” including depreciation recapture, or to “inventory items” owned by TEP and its subsidiaries. Passive losses that were not deductible by a U.S. holder in prior taxable periods because they exceeded the U.S. holder’s share of TEP’s income may become available to offset a portion of the gain recognized by such U.S. holder.

Please read “Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected material U.S. federal income tax consequences of the Merger.

Q:	What are the expected material U.S. federal income tax consequences for a TEP Unitholder of the ownership of TEGP Class A Shares after the Merger is completed?

A:	TEGP is classified as a corporation for U.S. federal income tax purposes and is subject to U.S. federal income tax on its taxable income. A distribution by TEGP to a TEGP Shareholder who is a U.S. holder (as defined in “Material U.S. Federal Income Tax Consequences”) generally will be included in such U.S. holder’s income as ordinary dividend income to the extent of TEGP’s current or accumulated “earnings and profits,” as determined under U.S. federal income tax principles. Distributions to TEGP Shareholders by TEGP after the Merger may exceed TEGP’s current and accumulated earnings and profits. Distributions in excess of TEGP’s current and accumulated earnings and profits will be treated as a non-taxable return of capital, reducing a U.S. holder’s adjusted tax basis in such TEGP Shareholder’s TEGP Class A Shares and, to the extent the distribution exceeds such TEGP Shareholder’s adjusted tax basis, as capital gain from the sale or exchange of such TEGP Class A Shares held as capital assets.

Please read “Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected material U.S. federal income tax consequences of owning and disposing of TEGP Class A Shares received in the Merger.

Q:	What is “householding”?

A:	The SEC has adopted rules that permit companies and intermediaries (such as brokers or banks) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single notice or proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for security holders and cost savings for companies.

Banks, brokers and other nominees may be participating in the practice of “householding” proxy statements and annual reports. As indicated in the notice provided by these banks, brokers and other nominees to TEP Unitholders, a single proxy statement will be delivered to multiple TEP Unitholders sharing an address unless contrary instructions have been received from an affected TEP Unitholder. Once you have received notice from your bank, broker or other nominee that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you would prefer to receive separate copies of the proxy statement either now or in the future, please contact your bank, broker or other nominee or contact MacKenzie Partners, Inc., TEP’s proxy solicitor, or contact TEP by written or oral request to TEP at the address and telephone number stated above.

Q:	Who can help answer my questions?

A:	If you have any questions about the Merger Proposal, need additional copies of this proxy statement/prospectus or the enclosed proxy card or require assistance in voting your TEP Common Units, you should contact TEP’s proxy solicitor, MacKenzie Partners, Inc., at 800-322-2885 (Toll-Free) or (212) 929-5500 (Call Collect) or via email at proxy@mackenziepartners.com.

SUMMARY

This proxy statement/prospectus, along with a form of proxy, is first being mailed to each TEP Unitholder on or about May 23, 2018. The following summary highlights some of the information in this proxy statement/prospectus and may not contain all of the information that may be important to you. Accordingly, TEP encourages you to read carefully this entire proxy statement/prospectus and the documents incorporated by reference to this proxy statement/prospectus. You may obtain information incorporated by reference in this proxy statement/prospectus without charge by following the instructions under “Where You Can Find More Information” on page 141.

Parties to the Merger (see page 34)

Tallgrass Energy GP, LP

TEGP is a Delaware limited partnership formed in 2015 as part of a reorganization involving entities that were previously controlled by TE to effect the initial public offering of TEGP Class A Shares, which was completed on May 12, 2015. TEGP’s sole cash-generating asset is an approximate 31.43% controlling membership interest in TE.

The TEGP Class A Shares are listed on the NYSE under the symbol “TEGP.”

Tallgrass Energy Partners, LP

TEP, a Delaware limited partnership formed in 2013, is a publicly traded, growth-oriented limited partnership that owns, operates, acquires and develops midstream energy assets in North America. TEP’s operations are located in and provide services to certain key United States hydrocarbon basins, including the Denver-Julesburg, Powder River, Wind River, Permian and Hugoton-Anadarko Basins and the Niobrara, Mississippi Lime, Eagle Ford, Bakken, Marcellus, and Utica shale formations.

TEP’s primary assets include natural gas transportation, storage, gathering and processing assets, crude oil transportation, storage and terminalling assets, and water business services assets. Its business segments are:

•	Natural Gas Transportation—the ownership and operation of FERC-regulated interstate natural gas pipelines and integrated natural gas storage facilities;

•	Crude Oil Transportation—the ownership and operation of a FERC-regulated crude oil pipeline system; and

•	Gathering, Processing & Terminalling—the ownership and operation of natural gas gathering and processing facilities; crude oil storage and terminalling facilities; the provision of water business services primarily to the oil and gas exploration and production industry; the transportation of NGLs; and the marketing of crude oil and NGLs.

The TEP Common Units are listed on the NYSE under the symbol “TEP.”

Tallgrass Equity, LLC

TE is a Delaware limited liability company and subsidiary of TEGP. TE’s sole cash-generating assets consist of the direct and indirect partnership interests in TEP and TE’s membership interest in Rockies Express as described below:

•	TE owns 100% of the outstanding membership interests in TEP GP, which owns the TEP General Partner Interest as well as all of the IDRs. The TEP General Partner Interest is represented by 834,391 general partner units, representing an approximate 1.13% general partner interest in TEP at May 2, 2018.

•	TE owns 25,619,218 TEP Common Units, representing approximately 35.0% of the outstanding TEP Common Units on May 2, 2018, inclusive of the 5,619,218 TEP Common Units acquired from Tallgrass Development on February 7, 2018 as described below.

•	On February 7, 2018, Tallgrass Development merged into Development Holdco, a wholly owned subsidiary of TE, and as a result of the merger, TE acquired a 25.01% membership interest in Rockies Express and an additional 5,619,218 TEP Common Units. As consideration for the acquisition, TEGP and TE issued 27,554,785 unregistered TEGP Class B Shares and TE Units, valued at approximately $644.8 million based on the closing price of the TEGP Class A Shares on February 6, 2018, to the limited partners of Tallgrass Development.

Tallgrass MLP GP, LLC

TEP GP is a Delaware limited liability company and is the general partner of TEP and a wholly owned subsidiary of TE. TEP GP is responsible for conducting TEP’s business and managing its operations.

Razor Merger Sub, LLC

Merger Sub is a Delaware limited liability company and wholly owned subsidiary of TEP. Merger Sub was formed by TEP solely for the purposes of effecting the Merger.

Executive Offices of TEGP, TEP, TE, TEP GP and Merger Sub

The principal executive offices of TEGP, TEP, TE, TEP GP and Merger Sub are located at 4200 W. 115th Street, Suite 350, Leawood, Kansas 66211 and each of their telephone numbers is 913-928-6060.

Information about the TEP Unitholder Meeting and Voting (see page 66)

Time, Date and Place

The TEP Unitholder Meeting will be held on Tuesday, June 26, 2018, at 10:00 a.m., Central Time, located at the Hilton Garden Inn, 5800 College Boulevard, Overland Park, Kansas 66211.

Purpose

The TEP Unitholders will be asked to consider and vote upon the Merger Proposal.

Record Date; Unitholders Entitled to Vote

TEP GP has fixed May 18, 2018 as the record date. TEP Unitholders that own TEP Common Units at the close of business on the record date may vote at the TEP Unitholder Meeting. You may cast one vote for each TEP Common Unit that you own as of the close of business on the record date, May 18, 2018. On that date, there were 73,204,484 TEP Common Units outstanding.

How to Vote

Votes may be cast in person at the TEP Unitholder Meeting or by proxy.

Required TEP Unitholder Vote

Pursuant to the Merger Agreement and the TEP Partnership Agreement, holders of a majority of the outstanding TEP Common Units voting as a single class must vote in favor of the Merger Proposal in order for it to be approved.

Contemporaneously with the execution and delivery of the Merger Agreement, TEGP and TE entered into the Support Agreement with TEP, pursuant to which, TE agreed to, and TEGP agreed to cause TE to, among other things and while the Support Agreement remains in effect, vote the 25,619,218 TEP Common Units (representing approximately 35.0% of the outstanding TEP Common Units) held of record and beneficially by TE in favor of the Merger Proposal at any meeting of the TEP Unitholders. TEGP currently indirectly owns TEP Common Units through its interest in TE, which directly owns 25,619,218 TEP Common Units, and pursuant to the Support Agreement, TEGP has agreed to cause TE to vote its TEP Common Units in favor of the Merger Proposal at any meeting of the TEP Unitholders.

The directors and executive officers of TEP GP and TEGP GP own, collectively, 921,588 TEP Common Units, representing approximately 1.26% of the outstanding TEP Common Units. TEP and TEGP currently expects that the directors and executive officers of TEP GP and TEGP GP will vote their TEP Common Units in favor of all the proposals to be voted on at the TEP Unitholder Meeting, although none of them has entered into any agreements obligating them to do so.

Reasons for the TEP Conflicts Committee’s Recommendation (see page 46)

By vote at a meeting of the TEP Conflicts Committee on March 26, 2018, the TEP Conflicts Committee unanimously (i) determined that the Merger Agreement, the Support Agreement and the Transactions are fair to, and in the best interests of, TEP, including its subsidiaries and the TEP Unitholders other than TEP GP and its Affiliates, (ii) approved the Transactions, including the Merger, such approval constituting “Special Approval” pursuant to Section 7.9(a) of the Partnership Agreement, (iii) recommended to the TEP GP Board that the TEP GP Board approve the Merger and consummate the Transactions on the terms set forth in the Merger Agreement, (iv) recommended to the TEP Unitholders that the TEP Unitholders approve the Merger Agreement and the Transactions and (v) approved certain of the documents relating to the transactions to be completed following the closing of the Transactions, as further described in the section entitled “Post-Merger Governance and Management—Post-Closing Transactions.” In evaluating the Merger Agreement, the Support Agreement and the Transactions, the TEP Conflicts Committee considered information supplied by management of TEGP and TEP, consulted with its legal and financial advisors, and considered a number of factors in reaching its determination, approval and recommendation.

For a more complete discussion of these items, see “The Merger—Reasons for the TEP Conflicts Committee’s Recommendation.”

Opinion of Evercore—Financial Advisor to the TEP Conflicts Committee (see page 50)

The TEP Conflicts Committee retained Evercore Group L.L.C. (“Evercore”) to act as its financial advisor in connection with evaluating the Merger. On March 26, 2018, at a meeting of the TEP Conflicts Committee, Evercore rendered its oral opinion, subsequently confirmed by delivery of a written opinion, that, as of March 26, 2018 and based upon and subject to the factors, procedures, assumptions, qualifications, limitations and other matters set forth in its written opinion, the Exchange Ratio was fair, from a financial point of view to the TEP Unitholders other than TEGP and its affiliates (the “TEP Unaffiliated Unitholders”).

The full text of the written opinion of Evercore, dated as of March 26, 2018, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached hereto as Annex C and is incorporated by reference in its entirety into this proxy statement/prospectus. You are urged to read Evercore’s opinion carefully and in its entirety. Evercore’s opinion was addressed to, and provided information for the benefit of, the TEP Conflicts Committee in connection with its evaluation of the fairness of the Exchange Ratio to the TEP Unaffiliated Unitholders, and did not address any other aspects or implications of the Merger. Evercore’s opinion should not be construed as creating any fiduciary duty on Evercore’s part to any party and such opinion is not intended to be, and does not constitute, a recommendation to the TEP Conflicts Committee or to any other persons in respect of the Merger, including as to how any TEP Common Unitholder should act or vote in respect of the Merger. The summary of the Evercore opinion set forth herein is qualified in its entirety by reference to the full text of the opinion included as Annex C. Evercore’s opinion speaks as of the date rendered, and Evercore has no obligation to update, revise or reaffirm its opinion.

Market Prices of TEGP Class A Shares and TEP Common Units Before Announcement of the Merger Agreement

The closing prices of TEGP Class A Shares and TEP Common Units on March 23, 2018 (the last full trading day before TEGP and TEP entered into and announced the Merger Agreement) were $17.63 and $35.23, respectively.

Certain Relationships; Interests of Certain Persons in the Merger (see page 97)

TEP and TEGP are effectively under common control. Holdings effectively controls both TEP’s and TEGP’s business and affairs through the exercise of its rights as the party that controls the sole member of TEP GP and the sole member of TEGP GP, including its right to appoint members to the TEP GP Board and the TEGP GP Board.

In considering the recommendation of the TEP GP Board with respect to the Merger Proposal, the TEP Unitholders should be aware that certain Exchange Right Holders and certain of the executive officers and directors of TEP GP have interests in the transaction that differ from, or are in addition to, the interests of the TEP Unitholders generally, including:

•	Tallgrass KC, EMG and Kelso collectively own substantially all of, and therefore control, Holdings, which has the power to appoint the directors of TEGP GP and TEP GP and which effectively controls both TEP and TEGP;

•	Tallgrass KC, EMG and Kelso also collectively own a majority of the combined voting power of the TEGP Class A Shares and the TEGP Class B Shares;

•	each of the officers of TEGP GP and Holdings that are also officers of TEP GP are expected to continue to serve as officers of TEGP GP and Holdings following the Merger;

•	all of the directors and executive officers of TEP GP have the right to indemnification under the organizational documents of TEP GP, the TEP Partnership Agreement and the Merger Agreement, and will receive continued indemnification for their actions as directors and executive officers;

•	certain directors of TEP GP, none of whom is a member of the TEP Conflicts Committee, own TEGP Class A Shares;

•	certain directors of TEP GP, none of whom is a member of the TEP Conflicts Committee, also serve as officers of TEGP GP, have certain duties to the limited partners of TEGP and are compensated, in part, based on the performance of TEGP;

•	all of TEP GP’s officers also serve as officers of TEGP GP, and are compensated, in part, based on the performance of TEGP; and

•	David G. Dehaemers, Jr., William R. Moler, Frank J. Loverro, Stanley de J. Osborne, Jeffrey A. Ball and John T. Raymond, each of whom are directors of TEP GP, also serve as directors of TEGP GP and Holdings, and have been designated by one of Tallgrass KC, Kelso or EMG to serve in such roles.

The Merger Agreement (see page 72)

The Merger Agreement is attached to this proxy statement/prospectus as Annex A and is incorporated by reference into this proxy statement/prospectus. You should read carefully the Merger Agreement in its entirety because it, and not this proxy statement/prospectus, is the legal document that governs the terms of the Transactions, including the Merger. For more information, please read the section entitled “The Merger Agreement” beginning on page 72.

Structure of the Merger and Related Transactions

Pursuant to the Merger Agreement, Merger Sub will merge with and into TEP, with TEP surviving the Merger as a wholly owned subsidiary of TE and its subsidiaries (referred to in this summary with respect to periods following the Effective Time, interchangeably, as “TEP” or the “surviving entity”) and each TEP Public Unit issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 2.0 TEGP Class A Shares. No fractional TEGP Class A Shares will be issued in the Merger. All fractional TEGP Class A Shares that a holder of TEP Public Units would otherwise be entitled to receive as merger consideration (after taking into account all TEP Public Units held by such holder) will be aggregated and then, if a fractional TEGP Class A Share results from that aggregation, be rounded up to the nearest whole TEGP Class A Share. As a result of and following the Merger, TEP will be a wholly owned subsidiary of TE and its subsidiaries.

Effects of the Merger

At the Effective Time, as a result of the Merger and without any action on the part of any of the parties or any TEP Unitholder, the following will occur:

•	Each TEP Public Unit issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Merger Consideration. Upon being converted into the right to receive the Merger Consideration, each TEP Public Unit will cease to be outstanding and be canceled or retired and shall cease to exist, and the TEP Unitholder holding such TEP Public Unit will cease to be a limited partner of TEP.

•	Each TEP Common Unit issued and outstanding immediately prior to the Effective Time and held by TE or Holdco will be unaffected by the Merger and will remaining outstanding in the surviving entity as set forth in the TEP Partnership Agreement (as amended at the Effective Time), and no consideration will be delivered to TE or Holdco in respect thereof. TE and Holdco will continue as limited partners of the surviving entity.

•	The IDRs issued and outstanding immediately prior to the Effective Time and held by TEP GP will be cancelled and cease to exist, and no consideration will be delivered to TEP GP in respect thereof.

•	The TEP General Partner Interest issued and outstanding immediately prior to the Effective Time and held by TEP GP will be automatically converted into a general partner interest that will not participate in distributions of the surviving entity. No consideration will be delivered to TEP GP in respect thereof.

Additionally, at the Effective Time, the following will occur:

•	Each TEP EPU that is outstanding and unvested immediately prior to the Effective Time will be converted into the right to receive a TEGP EPS with respect to TEGP Class A Shares with substantially the same terms as those applicable to such TEP EPU and set forth in the agreement evidencing the award of such TEP EPU as in effect on the date of execution of the Merger Agreement (each an “assumed EPU”).

•	The limited liability company interests in Merger Sub issued and outstanding immediately prior to the Effective Time will be cancelled and cease to exist, and no consideration will be delivered in respect thereof.

•	TE will issue to TEGP a number of TE Units equal to the number of TEGP Class A Shares issued as Merger Consideration. No fractional TE Unit will be issued in connection with the Merger.

For more information regarding the effects of the Merger, see “The Merger Agreement—Effects of the Merger.”

Conditions to the Merger

Each party’s obligation to effect the Merger is subject to the satisfaction or waiver of certain conditions, among others:

•	the Merger Agreement and the Transactions must have been approved and adopted by holders of a majority of the outstanding TEP Common Units voting as a single class;

•	all filings required to be made prior to the Effective Time with, and all other consents, approvals, permits and authorizations required to be obtained prior to the Effective Time from, any governmental authority in connection with the execution and delivery of the Merger Agreement and the consummation of the Transactions shall have been obtained and shall be in effect and, if applicable, the waiting period (and any extension thereof) or mandated filings thereunder shall have expired, been terminated or been made, as applicable, except where the failure to make such filings or obtain such consents, approvals, permits and authorizations would not be reasonably likely to result in a material adverse effect with respect to the TEGP Group or the TEP Group;

•	no order, decree or injunction of any court or agency of competent jurisdiction can be in effect, and no law can have been enacted or adopted, that enjoins, prohibits or makes illegal consummation of any of the Transactions, and no action, proceeding or investigation by any governmental authority with respect to the Merger or the other Transactions can be pending that seeks to restrain, enjoin, prohibit, delay or make illegal the consummation of the Transactions or to impose any material restrictions or requirements thereon or on TEGP or TEP with respect thereto;

•	the registration statement on Form S-4 of which this proxy statement/prospectus forms a part must have become effective under the Securities Act and no stop order suspending the effectiveness of such Registration Statement can have been issued and no proceedings for that purpose can have been initiated or threatened by the SEC or any other governmental authority; and

•	the TEGP Class A Shares to be issued in the Merger must have been approved for listing on the NYSE.

The parties’ obligations are also separately subject to the satisfaction or waiver of the following conditions, among others:

•	the representations and warranties of the parties in the Merger Agreement must be true and correct as of the date of execution of the Merger Agreement and upon the closing date, in any case, in all material respects, and any representations and warranties that are qualified by materiality or material adverse effect must be true and correct in all respects;

•	each of the parties must have performed or complied in all material respects with all agreements and covenants required to be performed by it under the Merger Agreement on or prior to the closing date;

•	there cannot have occurred a material adverse effect with respect to the TEP Group, taken as a whole, or the TEGP Group, taken as a whole, between the date of execution of the Merger Agreement and the closing date; and

•	TEP must have received (i) a certificate signed by an executive officer of TEGP GP, dated the closing date, certifying as to the matters set forth above as they relate to TEGP and (ii) a certificate signed by an executive officer of TE, dated the closing date, certifying as to the matters set forth above as they relate to TE, TEP GP and Merger Sub.

Termination

The parties to the Merger Agreement may mutually agree to terminate the Merger Agreement at any time prior to the Effective Time. In addition, TEGP, on the one hand, or TEP, on the other hand, may terminate the Merger Agreement on their own at any time prior to the Effective Time if:

•	the Effective Time has not occurred on or before September 30, 2018, subject to certain conditions;

•	a governmental authority has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions and such order, decree, ruling or other action has become final and non-appealable, subject to certain conditions; and

•	the TEP Unitholder Meeting has concluded, a vote upon the approval and adoption of the Merger Proposal has been taken, and the requisite approval of holders of a majority of the outstanding TEP Common Units voting as a single class was not obtained at the TEP Unitholder Meeting.

Separately, TEP may terminate the Merger Agreement on its own prior to the Effective Time, if duly authorized by the TEP Conflicts Committee on behalf of TEP, if any of TEGP, TE, Merger Sub or TEP GP has breached or failed to perform any of its representations, warranties, covenants or agreements in the Merger Agreement, or if any of its representations or warranties set forth in the Merger Agreement fail to be true, subject to certain conditions.

Separately, TEGP may terminate the Merger Agreement on its own prior to the Effective Time, if duly authorized by the TEGP GP Board on behalf of TEGP GP in its capacity as the general partner of TEGP, in a number of situations, including if:

•	a TEP adverse recommendation change has occurred and not been withdrawn, but TEGP may only terminate the Merger Agreement on this basis prior to the final conclusion of the TEP Unitholder Meeting at which a vote of the TEP Unitholders is taken in accordance with the Merger Agreement;

•	TEP has breached or failed to perform any of its representations, warranties, covenants or agreements in the Merger Agreement, or if any of its representations or warranties set forth in the Merger Agreement fail to be true, subject to certain conditions;

•	if TEP has materially breached or materially failed to perform certain of its covenants or agreements related to acquisition proposals; and

•	if TEGP has received a TEGP alternative proposal (as defined in the section entitled “The Merger Agreement—Termination”) that the TEGP GP Board believes is bona fide and, in connection therewith, the TEGP GP Board, after consultation with its outside legal counsel, has determined in good faith that the failure to terminate the Merger Agreement in order to pursue such TEGP alternative proposal is reasonably likely to be inconsistent with its duties to the holders of TEGP Class A Shares and TEGP Class B Shares under applicable law, as modified by the TEGP Partnership Agreement.

Material U.S. Federal Income Tax Consequences of the Merger (see page 134)

The receipt of TEGP Class A Shares in exchange for TEP Common Units pursuant to the Merger Agreement will be a taxable transaction for U.S. federal income tax purposes to U.S. holders (as defined in “Material U.S. Federal Income Tax Consequences”).

A U.S. holder who receives TEGP Class A Shares in exchange for TEP Common Units pursuant to the Merger Agreement will recognize gain or loss in an amount equal to the difference between:

•	the sum of (i) the fair market value of the TEGP Class A Shares received and (ii) such U.S. holder’s share of TEP’s nonrecourse liabilities immediately prior to the Merger; and

•	such U.S. holder’s adjusted tax basis in the TEP Common Units exchanged therefor (which includes such U.S. holder’s share of TEP’s nonrecourse liabilities immediately prior to the Merger).

Gain or loss recognized by a U.S. holder holding TEP Common Units as capital assets generally will be taxable as capital gain or loss. However, a portion of this gain or loss, which could be substantial, will be separately computed and taxed as ordinary income or loss under Section 751 of the Internal Revenue Code of 1986, as amended (the “Code”), to the extent attributable to “unrealized receivables,” including depreciation recapture, or to “inventory items” owned by TEP and its subsidiaries. Passive losses that were not deductible by a U.S. holder in prior taxable periods because they exceeded the U.S. holder’s share of TEP’s income may become available to offset a portion of the gain recognized by such U.S. holder.

The U.S. federal income tax consequences of the Merger to a TEP Unitholder will depend on such common unitholder’s own tax situation. Accordingly, you are strongly urged to consult your own tax advisor for a full understanding of the particular tax consequences of the Merger to you.

Please read “Material U.S. Federal Income Tax Consequences” for a more complete discussion of certain U.S. federal income tax consequences of the Merger.

The Support Agreement (see page 95)

Contemporaneously with the execution and delivery of the Merger Agreement, TEGP and TE entered into the Support Agreement with TEP, pursuant to which, TE agreed to, and TEGP agreed to cause TE to, among other things and while the Support Agreement remains in effect, vote the 25,619,218 TEP Common Units (representing approximately 35.0% of the outstanding TEP Common Units) held of record and beneficially by TE in favor of the approval of the Merger Agreement and the Transactions at any meeting of the TEP Unitholders. Pursuant to the Support Agreement, TEGP and TE agreed not to dispose of any TEP equity securities pending the consummation of the Merger.

Directors and Executive Officers of TEGP Following the Merger (see page 96)

The directors and executive officers of TEGP GP prior to the Merger are expected to continue as the directors and executive officers of TEGP GP following the Merger.

No Dissenters’ or Appraisal Rights (see page 64)

Under the Delaware Revised Uniform Limited Partnership Act and the TEP Partnership Agreement, there are no dissenters’ or appraisal rights for the TEP Unitholders with respect to the Transactions.

See “The Merger—No Dissenters’ or Appraisal Rights” on page 64.

Litigation (see page 64)

In connection with the Merger, TEP Unitholders have filed lawsuits against TEP and the members of the TEP GP Board. Among other remedies, the plaintiffs seek to enjoin the Merger. TEP believes that these complaints are without merit. TEP cannot predict the outcome of or estimate the possible loss or range of loss from these matters.

For more information, see “The Merger—Litigation” on page 64.

Required Regulatory Approvals (see page 65)

In order to consummate the Transactions, a filing must be made under the HSR Act and the rules promulgated thereunder by the FTC, and the waiting period, and any extension thereof, must have expired or been terminated. During the waiting period, and any extension thereof, the FTC and the DOJ may request additional information or take such action under the antitrust laws as the agencies deem necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger. TEGP and TEP filed the requisite HSR Act notification forms on April 6, 2018, and early termination of the waiting period was granted on April 16, 2018. There are no other federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Transactions.

Accounting Treatment (see page 64)

The Merger will be accounted for in accordance with Financial Accounting Standards Board Accounting Standards Codification 810, Consolidation. As TEGP controls TEP and will continue to control TEP after the Merger, the changes in TEGP’s ownership interests in TEP will be accounted for as an equity transaction and no gain or loss on the Merger will be recognized in TEGP’s consolidated statements of operations.

See “The Merger—Accounting Treatment” on page 64.

Delisting and Deregistration of TEP Common Units (see page 65)

Upon completion of the Merger, the TEP Common Units currently listed on the NYSE will cease to be listed on the NYSE and will be subsequently deregistered under the Exchange Act.

Summary of Risk Factors (see page 22)

You should consider carefully all of the risk factors together with all of the other information included in this proxy statement/prospectus before deciding how to vote. The risks related to the Merger and the Transactions and TEGP’s Class A Shares are described under the caption “Risk Factors” beginning on page 22 on this proxy statement/prospectus. Some of these risks include, but are not limited to, those described below:

•	The number of TEGP Class A Shares that holders of TEP Public Units will be entitled to receive in the Merger is based upon the Exchange Ratio, which is a fixed exchange ratio. As a result, the relative market value between the TEP Common Units and the TEGP Class A Shares that holders of TEP Public Units receive for their TEP Public Units in the Merger could change prior to the consummation of the Merger and reduce the value received by TEP Unitholders in the Merger.

•	The U.S. federal income tax liability of a holder of TEP Public Units as a result of the Merger could be more than expected.

•	Holders of TEP Public Units will receive no cash consideration with which to pay any potential U.S. federal income tax liability resulting from the Merger.

•	TEP is subject to provisions that limit its ability to pursue alternatives to the Merger, could discourage a potential competing acquirer of TEP from making a favorable alternative transaction proposal and, in specified circumstances under the Merger Agreement, could require TEP to pay certain transaction expenses of TEGP.

•	The Merger may not be consummated even if the TEP Unitholders approve the Merger Proposal, which may cause the market price of TEP Common Units to decline.

•	If the Merger does not occur, TEP will not benefit from the expenses it has incurred in the pursuit of the Merger.

•	Financial projections by TEGP and TEP may not prove accurate.

•	TEGP’s future tax liability and the portion of distributions paid to you treated as taxable dividend income may be greater than expected.

•	We expect that TEGP’s ability to use net operating losses arising prior to the Merger to offset future income will be limited as a result of the Merger, and its ability to use net operating losses arising after the Merger to offset future income may be limited.

•	The TEGP Partnership Agreement eliminates TEGP GP’s fiduciary duties to holders of TEGP Class A Shares and replaces them with contractual standards governing its conduct.

•	TEGP GP has a call right that may require you to sell your TEGP Class A Shares at an undesirable time or price.

•	The U.S. federal income tax treatment of owning and disposing of TEGP Class A Shares received in the Merger will be different than the U.S. federal income tax treatment of owning and disposing of TEP Common Units.

For more information, see “Risk Factors.”

Organizational Chart

The following diagram reflects organizational and ownership structure as of May 2, 2018.

Before the Merger

The following diagram reflects the organizational and ownership structure following the consummation of the Transactions, without taking into account any TEP EPUs or TEGP EPSs that may vest prior to the consummation of the Transactions.

After the Merger1

SUMMARY HISTORICAL AND PRO FORMA FINANCIAL INFORMATION OF

TEGP AND TEP

On January 1, 2017, TEP acquired Tallgrass Terminals, LLC, or Terminals, and Tallgrass NatGas Operator, LLC, or NatGas, from Tallgrass Development. On April 1, 2014, TEP acquired Trailblazer Pipeline Company LLC, or Trailblazer, from Tallgrass Development and effective September 1, 2014, TEP acquired a controlling 33.3% membership interest in Pony Express from Tallgrass Development. TEGP, TEP and Tallgrass Development were considered “entities under common control” as defined under GAAP. As these acquisitions represent transactions between entities under common control and a change in reporting entity, the transfers between entities of the assets and liabilities have been recorded at historical cost and TEP and TEGP’s historical consolidated financial statements have been retrospectively recast to reflect the results attributable to Terminals and NatGas for the periods prior to January 1, 2017, Trailblazer for the periods prior to April 1, 2014, and Pony Express for the periods prior to September 1, 2014. TEP acquired an additional 33.3% membership interest in Pony Express effective March 1, 2015, and an additional 31.3% interest in Pony Express effective January 1, 2016. The acquisitions of the additional 33.3% and 31.3% membership interests in Pony Express represent transactions between entities under common control and acquisitions of noncontrolling interests. As a result, financial information for periods prior to March 1, 2015 and January 1, 2016 have not been recast to reflect the additional 33.3% and 31.3% membership interests, respectively.

Selected Historical Financial Information of TEGP

The following tables set forth selected historical consolidated financial and other information for TEGP as of the dates and for the periods indicated. The selected consolidated statements of operations data for the year ended December 31, 2015 include results attributable to TEGP from May 12, 2015 (the date of closing of TEGP’s initial public offering) through December 31, 2015, plus results for the predecessor entity to TEGP, prior to May 12, 2015.

The selected historical statements of operations and cash flow data for the years ended December 31, 2017, 2016 and 2015 and balance sheet data as of December 31, 2017 and 2016 is derived from the audited financial statements of TEGP (and the predecessor entity to TEGP as discussed above) included in TEGP’s Annual Report on Form 10-K for the year ended December 31, 2017, which is incorporated by reference into this proxy statement/prospectus. The selected historical statements of operations and cash flow data for the three months ended March 31, 2018 and 2017 and balance sheet data as of March 31, 2018 is derived from the financial statements of TEGP included in TEGP’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, which is incorporated by reference into this proxy statement/prospectus. The selected historical statements of operations and cash flow data for the years ended December 2014 and 2013 and the balance sheet data as of December 31, 2015, 2014 and 2013 is derived from the audited financial statements of the predecessor entity to TEGP that are not included elsewhere, or incorporated by reference, in this document.

You should read the following data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto set forth in TEGP’s Annual Reports on Form 10-K, including TEGP’s Annual Report on Form 10-K for the year ended December 31, 2017, all of which are incorporated by reference in this proxy statement/prospectus. See “Where You Can Find More Information.”

		December 31,
	March 31, 2018	2017	2016	2015	2014	2013
	(Unaudited)
	(in thousands)
Balance Sheet Data:
Property, plant and equipment, net	$2,498,715	$2,394,337	$2,079,232	$2,079,567	$1,853,081	$1,116,806
Unconsolidated investments	1,446,039	909,531	475,625	13,565	15,071	1,255
Total assets	4,993,660	4,292,013	3,625,480	3,088,635	2,476,599	1,631,879
Long-term debt, net	2,426,014	2,292,993	1,555,981	901,000	559,000	135,000

	Three Months Ended March 31,
	2018	2017
	(Unaudited)
	(in thousands, except per share data)
Income and Cash Flow Data:
Revenues	$179,094	$144,400
Operating income	81,913	63,226
Equity in earnings of unconsolidated investments	68,402	20,738
Net income before income tax	121,005	69,902
Net income	114,313	67,238
Net income attributable to TEGP	16,735	12,029
Basic net income per TEGP Class A Share	$0.29	$0.21
Diluted net income per TEGP Class A Share	$0.29	$0.21
Distributions declared per TEGP Class A Share	$0.4875	$0.2875
Cash Flow Data:
Net cash provided by operating activities	$151,600	$102,166
Net cash used in investing activities	(122,913)	(562,042)
Net cash (used in) provided by financing activities	(27,025)	459,470

	Year Ended December 31,
	2017	2016	2015		2014	2013
	(Unaudited)
	(in thousands, except per share data)
Income and Cash Flow Data:
Revenues	$655,898	$611,662	$542,661		$377,313	$295,873
Operating income	271,847	258,418	206,229		58,970	39,346
Equity in earnings of unconsolidated investments	237,110	54,531	2,759		1,617	—
Net income before income tax	432,443	267,780	193,071		65,786	12,971
Net income	223,985	250,039	200,348		65,786	12,971
Net (loss) income attributable to TEGP subsequent to May 12, 2015	(128,729)	26,794	24,563	(1)	N/A	N/A
Basic net (loss) income per TEGP Class A Share	$(2.22)	$0.55	$0.51	(1)	N/A	N/A
Diluted net (loss) income per TEGP Class A Share	$(2.22)	$0.55	$0.51	(1)	N/A	N/A
Distributions declared per TEGP Class A Share	$1.35	$1.00	$0.39		N/A	N/A
Cash Flow Data:
Net cash provided by operating activities	$571,396	$413,298	$300,216		$81,699	$105,567
Net cash used in investing activities	(898,541)	(595,539)	(899,432)		(1,117,462)	(347,610)
Net cash provided by financing activities	327,279	182,466	600,583		1,036,630	242,043

(1)	The net income allocated to the TEGP Class A Shares was based upon the number of days between the closing of TEGP’s initial public offering on May 12, 2015 to December 31, 2015.

Selected Historical Financial Information of TEP

The following selected historical consolidated financial data as of and for each of the years ended December 31, 2017, 2016, 2015, 2014 and 2013 are derived from TEP’s historical audited consolidated financial statements. The selected historical statements of operations and cash flow data for the three months ended March 31, 2018 and 2017 and balance sheet data as of March 31, 2018 is derived from the financial statements of TEP included in TEP’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, which is incorporated by reference into this proxy statement/prospectus. You should read the following data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto set forth in TEP’s Annual Reports on Form 10-K, including TEP’s Annual Report on Form 10-K for the year ended December 31, 2017, all of which incorporated by reference in this proxy statement/prospectus. See “Where You Can Find More Information.”

		December 31,
	March 31, 2018	2017	2016	2015	2014	2013
	(Unaudited)
	(in thousands)
Balance Sheet Data:
Property, plant and equipment, net	$2,498,715	$2,394,337	$2,079,232	$2,079,567	$1,853,081	$1,116,806
Unconsolidated investments	950,587	909,531	475,625	13,565	15,071	1,255
Total assets	4,190,879	3,977,353	3,102,213	2,634,049	2,476,599	1,631,879
Long-term debt, net	2,302,014	2,146,993	1,407,981	753,000	559,000	135,000

	Three Months Ended March 31,
	2018	2017
	(Unaudited)
	(in thousands, except per unit data)
Income and Cash Flow Data:
Revenues	$179,094	$144,400
Operating income	83,972	63,780
Equity in earnings of unconsolidated investments	53,406	20,738
Net income	109,645	71,784
Net income attributable to partners	107,884	70,905
Net income available to common unitholders	66,852	40,322
Basic net income per limited partner unit	$0.91	$0.56
Diluted net income per limited partner unit	$0.91	$0.55
Distributions declared per TEP Common Unit	$0.9750	$0.8350
Other Financial Data(1):
Adjusted EBITDA(2)	$165,037	$115,111
Maintenance capital expenditures(3)	(3,030)	(63)
Distributable Cash Flow(4)	146,201	117,552
Cash Flow Data:
Net cash provided by operating activities	$138,558	$104,241
Net cash used in investing activities	(129,037)	(562,042)
Net cash (used in) provided by financing activities	(7,265)	457,126
Reconciliation of Adjusted EBITDA to Net Income:
Net income attributable to partners	$107,884	$70,905
Add:
Interest expense, net	28,184	14,689
Depreciation and amortization expense, net of noncontrolling interest	25,854	21,867
Distributions from unconsolidated investments	65,857	30,819
Non-cash compensation expense	2,755	1,458
Less:
Equity in earnings of unconsolidated investments	(53,406)	(20,738)
Gain on disposal of assets	(9,417)	(1,448)
Non-cash gain related to derivative instruments, net of noncontrolling interest	(2,674)	(2,441)

Adjusted EBITDA(2)	$165,037	$115,111

	Three Months Ended March 31,
	2018	2017
	(Unaudited)
	(in thousands, except per unit data)
Reconciliation of Adjusted EBITDA and Distributable Cash Flow to Net Cash Provided by Operating Activities:
Net cash provided by operating activities	$138,558	$104,241
Add:
Interest expense, net	28,184	14,689
Other, including changes in operating working capital	(1,705)	(3,819)

Adjusted EBITDA(2)	$165,037	$115,111

Add:
Deficiency payments received, net	11,195	16,071
Less:
Cash interest cost	(27,001)	(13,567)
Maintenance capital expenditures, net	(3,030)	(63)

Distributable Cash Flow(4)	$146,201	$117,552

	Year Ended December 31,
	2017	2016	2015	2014	2013
	(Unaudited) (in thousands, except per unit data)
Income and Cash Flow Data:
Revenue	$655,898	$611,662	$542,661	$377,313	$295,873
Operating Income	274,087	260,614	207,513	58,970	39,346
Equity in earnings from unconsolidated investments	237,110	54,531	2,759	1,617	—
Net income	440,489	274,889	197,171	65,786	12,971
Net income attributable to partners	433,990	270,524	172,903	77,138	15,094
Net income available to common unitholders	286,167	161,064	114,068	61,774	6,991	(5)
Basic net income per limited partner unit	$3.93	$2.26	$1.95	$1.39	$0.17	(5)
Diluted net income per limited partner unit	$3.90	$2.23	$1.91	$1.36	$0.17	(5)
Distributions declared per TEP Common Unit	$3.6700	$3.0700	$2.3400	$1.6000	$0.7547
Other Financial Data (unaudited)(1):
Adjusted EBITDA(2)	$678,007	$432,547	$268,167	$116,198	$83,737
Maintenance capital expenditures(3)	(14,822)	(11,323)	(12,123)	(9,913)	(15,951)
Distributable Cash Flow(4)	611,286	408,547	220,502	96,059	62,251
Cash Flow Data:
Net cash provided by operating activities	$579,061	$419,583	$303,653	$81,699	$105,567
Net cash used in investing activities	(898,541)	(595,539)	(899,432)	(1,117,462)	(347,610)
Net cash provided by financing activities	319,416	176,218	596,523	1,036,630	242,043
Reconciliation of Adjusted EBITDA to Net Income:
Net income attributable to partners	$433,990	$270,524	$172,903	$77,138	$15,094
Add:
Interest expense, net of noncontrolling interest	83,542	40,688	15,517	7,648	11,035
Depreciation and amortization expense, net of noncontrolling interest	92,455	88,122	77,111	45,589	37,898
Distributions from unconsolidated investments	306,626	78,568	4,648	2,027	—
Non-cash compensation expense	8,660	5,780	5,103	5,136	1,798
(Gain) loss from disposal of assets, net of noncontrolling interest	(654)	1,849	4,795	—	—
Non-cash loss (gain) related to derivative instruments, net of noncontrolling interest	226	1,547	—	(184)	386
Loss on extinguishment of debt	—	—	226	—	17,526

	Year Ended December 31,
	2017	2016	2015	2014	2013
	(Unaudited) (in thousands, except per unit data)
Less:
Equity in earnings of unconsolidated investments	(237,110)	(54,531)	(2,759)	(1,617)	—
Gain on remeasurement of unconsolidated investment	(9,728)	—	—	(9,388)	—
Non-cash loss allocated to noncontrolling interest	—	—	(9,377)	(10,151)	—

Adjusted EBITDA(2)	$678,007	$432,547	$268,167	$116,198	$83,737

Reconciliation of Adjusted EBITDA and Distributable Cash Flow to Net Cash Provided by Operating Activities:
Net cash provided by operating activities	579,061	419,583	303,653	81,699	105,567
Add:
Interest expense, net of noncontrolling interest	83,542	40,688	15,517	7,648	11,035
Other, including changes in working capital	15,404	(27,724)	(51,003)	26,851	(32,865)

Adjusted EBITDA(2)	$678,007	$432,547	$268,167	$116,198	$83,737

Add:
Deficiency payments received, net	27,182	33,496	16,511	5,378	—
Pony Express preferred distributions in excess of Distributable cash flow attributable to Pony Express	—	—	—	5,429	—
Less:
Cash interest cost	(79,081)	(37,110)	(13,746)	(6,266)	(3,555)
Maintenance capital expenditures, net	(14,822)	(11,323)	(12,123)	(9,913)	(15,951)
Distributions to noncontrolling interest in excess of earnings	—	—	(22,479)	(5,361)	—
Cash flow attributable to predecessor operations	—	(9,063)	(15,828)	(9,406)	(1,980)

Distributable Cash Flow(4)	$611,286	$408,547	$220,502	$96,059	$62,251

(1)	TEP believes that the presentation of Adjusted EBITDA and Distributable Cash Flow provides useful information to investors in assessing our financial condition and results of operations. Adjusted EBITDA and Distributable Cash Flow should not be considered alternatives to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP, nor should Adjusted EBITDA and Distributable Cash Flow be considered alternatives to available cash, operating surplus, distributions of available cash from operating surplus or other definitions in the TEP Partnership Agreement. Adjusted EBITDA and Distributable Cash Flow have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. Additionally, because Adjusted EBITDA and Distributable Cash Flow may be defined differently by other companies in the industry, TEP’s definition of Adjusted EBITDA and Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
(2)	TEP generally defines Adjusted EBITDA as net income excluding the impact of interest, income taxes, depreciation and amortization, non-cash income or loss related to derivative instruments, non-cash long-term compensation expense, impairment losses, gains or losses on asset or business disposals or acquisitions, gains or losses on the repurchase, redemption or early retirement of debt, and earnings from unconsolidated investments, but including the impact of distributions from unconsolidated investments.

(3)	Maintenance capital expenditures are cash expenditures incurred (including expenditures for the construction or development of new capital assets) that TEP expects to maintain its long-term operating income or operating capacity. These expenditures typically include certain system integrity, compliance and safety improvements, and are presented net of noncontrolling interest, and contributions and reimbursements received.
(4)	TEP defines Distributable Cash Flow as Adjusted EBITDA, plus deficiency payments received from or utilized by TEP’s customers and preferred distributions received from Pony Express in excess of its Distributable Cash Flow attributable to TEP’s net interest, less cash interest expense, maintenance capital expenditures, distributions to noncontrolling interests in excess of earnings allocated to noncontrolling interests, and certain cash reserves permitted by its partnership agreement, to analyze its performance.
(5)	The net income allocated to the limited partners was based upon the number of days between the closing of TEP’s initial public offering on May 17, 2013 to December 31, 2013.

Selected Unaudited Pro Forma Condensed Combined Financial Information

The following table sets forth selected unaudited pro forma condensed combined financial information for TEGP. The unaudited pro forma condensed combined financial statements present the impact on TEGP’s financial position and results of operations of TEGP’s acquisition of a 25.01% membership interest in Rockies Express and an additional 5,619,218 TEP common units for consideration valued at approximately $644.8 million, and the Merger, including the acquisition and conversion of the TEP Public Units to TEGP Class A shares. The selected unaudited pro forma condensed combined financial information is derived from the unaudited pro forma condensed combined financial statements included in this proxy statement. For a complete discussion of the pro forma adjustments underlying the amounts in the table below, please read the section titled “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page F-1.

	Three Months Ended March 31, 2018	Year Ended December 31, 2017
	(in thousands, except per share amounts)
Unaudited Pro Forma Condensed Combined Statement of Income Information:
Revenues	$179,094	$655,898
Operating income	81,913	271,847
Equity in earnings of unconsolidated investments	77,107	364,076
Net income before tax	129,710	559,409
Deferred income tax expense	(18,182)	(294,617)
Net income	111,528	264,792
Net income attributable to TEGP	51,857	11,846
Basic and diluted income per TEGP Class A Share	$0.34	$0.08
Weighted-average TEGP Class A Shares outstanding
Basic	153,246	153,237
Diluted	153,371	153,237

Unaudited Comparative and Pro Forma Per Share/Unit Information

The following table sets forth: (a) certain historical per share information of TEGP; (b) certain historical per unit information of TEP; and (c) unaudited pro forma combined and equivalent pro forma combined per share information after giving effect to the Merger.

	Three Months Ended March 31, 2018	Year Ended December 31, 2017
Historical—TEGP
Net income (loss) per TEGP Class A Share—basic and diluted	$0.29	$(2.22)
Distributions per TEGP Class A Share declared for the period	$0.4875	$1.3525
Book value per TEGP Class A Share(a)	$0.27	$0.84
Historical—TEP
Net income per limited partner unit—basic	$0.91	$3.93
Net income per limited partner unit—diluted	$0.91	$3.90
Distributions per unit declared for the period	$0.9750	$3.67
Book value per unit(a)	$20.65	$20.27
Pro forma combined—TEGP
Net income per TEGP Class A Share—basic and diluted(b)	$0.34	$0.08
Distributions per TEGP Class A Share declared for the period(c)	$0.49	$1.65
Book value per TEGP Class A Share(d)	$8.92
Equivalent pro forma combined—TEP(e)
Net income per TEGP Class A Share —basic and diluted	$0.68	$0.16
Distributions per TEGP Class A Share declared for the period	$0.98	$3.30
Book value per TEGP Class A Share	$17.84

(a)	The historical book value per unit was calculated as follows (in thousands, except per share and per unit amounts):

	Three Months Ended March 31, 2018		Year Ended December 31, 2017
	TEGP	TEP	TEGP	TEP
Partners’ equity before noncontrolling interests	$15,615	$1,511,500	$48,613	$1,483,779
Divided by: Number of Class A shares and units outstanding as of end of period	58,085	73,200	58,085	73,200

Book value per unit	$0.27	$20.65	$0.84	$20.27

(b)	Amounts are from the unaudited pro forma condensed combined financial statements included under “Unaudited Pro Forma Condensed Combined Pro Forma Financial Statements.”
(c)	The pro forma combined—TEGP distributions declared amounts were calculated as follows (in thousands, except per share and per unit amounts):

	Three Months Ended March 31, 2018			Year Ended December 31, 2017
	TEGP	TEP	Total	TEGP	TEP	Total
Declared distributions to Class A shares and limited partner units, excluding TEP units held by TEGP (historical)	$28,316	$46,391	$74,707	$78,550	$173,945	$252,495
Divided by: Pro forma combined number of Class A shares outstanding as of date of record			153,246			153,246

Distributions per class A share declared for the period (pro forma)			$0.49			$1.65

(d)	The pro forma combined—TEGP book value per unit was calculated as follows (in thousands, except per share amounts):

Three Months Ended March 31, 2018
Partners’ equity before noncontrolling interests	$1,367,678
Divided by: Number of Class A shares outstanding as of end of period	153,246

Book value per unit	$8.92

(e)	Equivalent pro forma amounts are calculated by multiplying pro forma combined TEGP amounts by the exchange ratio of 2.00 TEGP class A shares for each TEP common unit.

MARKET PRICE AND CASH DISTRIBUTION INFORMATION

TEGP Class A Shares are traded on the NYSE under the ticker symbol “TEGP,” and TEP Common Units are traded on the NYSE under the ticker symbol “TEP.” The following table sets forth, for the periods indicated, the intraday high and low sales prices per share for TEGP Class A Shares and per unit for TEP Common Units, as well as information concerning quarterly cash distributions declared and paid with respect to each period.

	TEGP Class A Shares				TEP Common Units
	Sale Prices		Cash Distributions(1)		Sale Prices		Cash Distributions(1)
	High	Low			High	Low
Year ending December 31, 2018
Second Quarter(2)	$22.24	$18.08			$45.34	$36.17
First Quarter	$26.70	$17.14	$0.4875	(3)	$48.68	$34.37	$0.9750	(3)
Year ended December 31, 2017
Fourth Quarter	$28.94	$21.79	$0.3675		$48.94	$41.13	$0.9650
Third Quarter	$28.69	$23.42	$0.3550		$52.84	$44.37	$0.9450
Second Quarter	$29.50	$22.40	$0.3425		$54.21	$45.53	$0.9250
First Quarter	$29.30	$25.64	$0.2875		$55.50	$46.91	$0.8350
Year ended December 31, 2016
Fourth Quarter	$27.29	$21.74	$0.2775		$48.86	$42.59	$0.8150
Third Quarter	$25.99	$21.88	$0.2625		$49.79	$43.19	$0.7950
Second Quarter	$26.81	$16.14	$0.2450		$50.78	$35.62	$0.7550
First Quarter	$18.68	$9.66	$0.2100		$42.35	$25.82	$0.7050

(1)	Represents cash distribution declared with respect to the quarter presented and paid in the following quarter. The partnership agreements of both TEGP and TEP require them to distribute all of their “available cash,” as defined in their respective partnership agreements, within 55 days and 45 days, respectively, after the end of each quarter. The payment of future quarterly cash distributions by TEGP and/or TEP, therefore, will depend on their respective “available cash” amounts at the end of each quarter.
(2)	Through May 2, 2018. Any distributions for the quarter ended June 30, 2018 are not expected to be declared or announced until after the end of the quarter.
(3)	The TEGP GP Board approved a quarterly cash distribution for the quarter ended March 31, 2018 of $0.4875 per Class A share, or $1.95 on an annualized basis. The TEP GP Board approved a quarterly cash distribution for the quarter ended March 31, 2018 of $0.975 per common unit, or $3.90 on an annualized basis. The TEGP and TEP quarterly distributions for the quarter ended March 31, 2018 will be paid on May 15, 2018 to the shareholders and unitholders of record as of the close of business on April 30, 2018.

The last reported sale price of TEGP Class A Shares on the NYSE on March 23, 2018, the last trading day before TEGP and TEP entered into and announced the Merger Agreement, was $17.63 per share. Likewise, the last reported sale price of TEP Common Units was $35.23 per unit on March 23, 2018.

The last reported sale price of TEGP Class A Shares on the NYSE on March 29, 2018, the last trading day before the filing of the registration statement of which this proxy statement/prospectus is a part, was $19.02 per share. Likewise, the last reported sale price of TEP Common Units was $37.89 per unit on March 29, 2018.

As of May 2, 2018, TEGP had 58,085,002 TEGP Class A Shares outstanding held by approximately three holders of record. As of the record date for the TEP Unitholder Meeting, TEP had 73,204,484 outstanding TEP Common Units held by approximately 54 holders of record.

RISK FACTORS

You should consider carefully the following risk factors, together with all of the other information included in, or incorporated by reference into, this proxy statement/prospectus before deciding how to vote. In particular, please read Part I, Item 1A, “Risk Factors,” in the Annual Reports on Form 10-K for the year ended December 31, 2017 for each of TEGP and TEP incorporated by reference herein. This document also contains forward-looking statements that involve risks and uncertainties. Please read “Cautionary Statement Regarding Forward-Looking Statements.”

Risks Related to the Merger

The number of TEGP Class A Shares that holders of TEP Public Units will be entitled to receive in the Merger is based upon the Exchange Ratio, which is a fixed exchange ratio. As a result, the market value of the TEGP Class A Shares that holders of TEP Public Units receive for their TEP Public Units in the Merger could decrease prior to the consummation of the Merger.

The Exchange Ratio is fixed, meaning that it will not change prior to closing of the Transactions. There is no “price protection” mechanism contained in the Merger Agreement that adjusts the number of TEGP Class A Shares that holders of TEP Public Units will receive based on any decreases in the trading price of TEGP Class A Shares or increases in the trading price of TEP Common Units. As a result, holders of TEP Public Units may receive less value for their TEP Public Units than the value calculated pursuant to the Exchange Ratio on the date the Merger Agreement was executed. For example, if the price of TEGP Class A Shares decreases prior to closing for any reason and the trading price of the TEP Common Units remains the same, the value received by holders of TEP Public Units in the Merger will decrease. Holders of TEP Public Units will also receive less value in the Merger if the trading price for the TEP Common Units increases prior to closing and the trading price TEGP for TEGP Class A Shares remains the same. This potential diminution in value received by holders of TEP Public Units in the Merger could be substantial. For historical and current market prices of TEGP Class A Shares and TEP Common Units, please read the “Market Price and Cash Distribution Information” section of this proxy statement/prospectus.

The U.S. federal income tax liability of a holder of TEP Public Units as a result of the Merger could be more than expected.

As a result of the Merger, a holder of TEP Public Units that is a U.S. holder (as defined in “Material U.S. Federal Income Tax Consequences”) will recognize gain or loss for U.S. federal income tax purposes equal to the difference between (i) the sum of (A) the fair market value of the TEGP Class A Shares received and (B) such holder’s share of TEP’s nonrecourse liabilities immediately prior to the Merger, and (ii) the holder’s adjusted tax basis in the TEP Public Units exchanged therefor (which includes such holder’s share of TEP’s nonrecourse liabilities immediately prior to the Merger). Because the fair market value of any TEGP Class A Shares received in the Merger will not be known until the Effective Time of the Merger, such holder of TEP Public Units will not be able to determine its amount realized, and therefore its taxable gain or loss, until such time. In addition, because prior distributions from TEP in excess of such holder’s allocable share of TEP’s net taxable income decrease such holder’s tax basis in its TEP Public Units, the amount, if any, of such prior excess distributions with respect to such TEP Common Units will, in effect, become taxable income to such holder of TEP Public Units if the aggregate fair market value of the TEGP Class A Shares received in the Merger is greater than such holder’s adjusted tax basis in its TEP Public Units, even if the aggregate fair market value of the TEGP Class A Shares received in the Merger is less than such holder’s original cost basis in its TEP Public Units. Furthermore, a portion of this gain or loss, which could be substantial, will be separately computed and taxed as ordinary income or loss to the extent attributable to “unrealized receivables,” including depreciation recapture, or to “inventory items” owned by TEP and its subsidiaries.

For a more complete discussion of certain U.S. federal income tax consequences of the Merger, please read “Material U.S. Federal Income Tax Consequences.”

Holders of TEP Public Units will receive no cash consideration with which to pay any potential U.S. federal income tax liability resulting from the Merger.

Holders of TEP Public Units will receive no cash consideration in the Merger. Yet the receipt of TEGP Class A Shares in exchange for TEP Public Units in the Merger will be treated as a taxable sale by such holders that are U.S. holders (as defined in “Material U.S. Federal Income Tax Consequences”) of such common units for U.S. federal income tax purposes. The amount of gain or loss recognized by each such holder of TEP Public Units in the Merger will vary depending on such holder’s particular situation, including the fair market value of the TEGP Class A Shares received by such holder in the Merger, the adjusted tax basis of the TEP Public Units exchanged by such holder in the Merger and the amount of any suspended passive losses that may be available to such holder to offset a portion of the gain recognized by such holder.

For a more complete discussion of certain U.S. federal income tax consequences of the Merger, please read “Material U.S. Federal Income Tax Consequences.”

TEP is subject to provisions that limit its ability to pursue alternatives to the Merger, could discourage a potential competing acquirer of TEP from making a favorable alternative transaction proposal and, in specified circumstances under the Merger Agreement, could require TEP to pay certain transaction expenses of TEGP.

Under the Merger Agreement, TEP is restricted from entering into alternative transactions. Unless and until the Merger Agreement is terminated, subject to specified exceptions (which are discussed in more detail in “The Merger Agreement—Acquisition Proposals; Adverse Recommendation Changes”), TEP GP, for and on behalf of TEP and its subsidiaries, will not, and will use their respective reasonable best efforts to cause their respective representatives not to, directly or indirectly, initiate, solicit or knowingly encourage or facilitate the submission of any acquisition proposal. Under the Merger Agreement, in the event of a potential change by the TEP Conflicts Committee or the TEP GP Board of its recommendation with respect to the Merger in light of a superior proposal or an intervening event, TEP GP must cause such information to be presented to the TEGP GP Board orally and in writing as promptly as practicable (and in any event within 24 hours of receipt) to allow TEGP to propose an adjustment to the terms and conditions of the Merger Agreement. These provisions could discourage a third party that may have an interest in acquiring all or a significant part of TEP from considering or proposing that acquisition, even if such third party were prepared to pay consideration with a higher per unit market value than the market value of the consideration proposed to be received or realized in the merger, or might result in a potential competing acquirer of TEP proposing to pay a lower price than it would otherwise have proposed to pay because of the added expense of the TEGP transaction fees that may become payable in specified circumstances.

Under the Merger Agreement, TEP may be required to pay TEGP’s transaction expenses if the Merger Agreement is terminated by TEGP under specified circumstances (which are discussed in more detail in “The Merger Agreement—Termination”).

For a discussion of the restrictions on TEP soliciting or entering into a takeover proposal or alternative transaction and the TEP Conflicts Committee’s or the TEP GP Board’s ability to change their recommendation, see “The Merger Agreement—Acquisition Proposals; Adverse Recommendation Changes.”

TEP may, under certain specified circumstances, be responsible for TEGP’s expenses in an amount up to $3 million.

If the Merger Agreement is terminated by TEGP (i) in connection with a TEP adverse recommendation change (as defined below in “The Merger Agreement—Covenants—Acquisition Proposals; TEP Adverse Recommendation Changes”), or (ii) due to a material breach by TEP of its representations, warranties, covenants or agreements under the Merger Agreement, TEP will reimburse to TE, on behalf of TEGP, certain expenses of the members of the TEGP Group (other than, with respect to TEP GP, the TEP Conflicts Committee) and TEGP GP not exceeding $3 million. See “The Merger Agreement—Termination—Termination Rights” and “The Merger Agreement—Termination—Termination Expenses.” If such expenses are payable, the payment of such expenses could potentially negatively impact the financial condition and operations of TEP.

The Merger may not be consummated even if the TEP Unitholders approve the Merger Proposal, which may cause the market price of TEP Common Units to decline.

The Merger Agreement contains conditions, some of which are beyond the parties’ control, such as any required regulatory approvals, that, if not satisfied or waived, may prevent, delay or otherwise result in the Merger not occurring, even though TEP Unitholders may have voted to approve the Merger Proposal. TEGP and TEP cannot predict with certainty whether and when any of the conditions to the completion of the Merger will be satisfied. Any delay in completing the Merger could cause TEGP not to realize, or delay the realization of, some or all of the benefits that TEGP expects to achieve from the Merger. In addition, TEGP and TEP can agree not to consummate the Merger even if the TEP Unitholders approve the Merger Proposal and the conditions to the closing of the Merger are otherwise satisfied. If the Merger does not occur, the market price of TEP Common Units may decline.

If the Merger does not occur, TEP will not benefit from the expenses it has incurred in the pursuit of the Merger.

The Merger may not be completed. If the Merger is not completed, TEP will have incurred substantial expenses for which no ultimate benefit will have been received by it. TEP currently expects to incur merger-related expenses of approximately $3.0 million, consisting of independent advisory, legal and accounting fees, and financial printing and other related charges, much of which may be incurred even if the Merger is not completed. In addition, if the Merger Agreement is terminated under specified circumstances, TEP will be required to pay certain expenses of TEGP. See “The Merger Agreement—Termination Expenses.”

Financial projections by TEGP and TEP may not prove accurate.

In performing its financial analyses and rendering its fairness opinion, the financial advisor to the TEP Conflicts Committee reviewed and relied on, among other things, internal financial analyses and forecasts for TEP and TEGP, which were prepared by employees of Tallgrass Management, including those who normally render services to TEP. These financial projections include assumptions regarding future operating cash flows, capital expenditures and associated funding of TEP and TEGP. These financial projections were not prepared with a view to public disclosure, are subject to significant economic, competitive, industry and other uncertainties, and may not be achieved in full, at all, or within projected timeframes. The failure of TEP’s or TEGP’s businesses to achieve projected results, including projected cash flows, could have a material adverse effect on the price of TEGP Class A Shares, TEGP’s financial position and TEGP’s ability to maintain or increase its dividends following the Merger.

The fairness opinion rendered to the TEP Conflicts Committee by its financial advisor was based on the financial analysis performed by the financial advisor, which considered factors such as market and other conditions then in effect, and financial forecasts and other information made available to the financial advisor, as of the date of its opinion. As a result, this opinion does not reflect changes in events or circumstances after the date of the opinion. The TEP Conflicts Committee has not obtained, and does not expect to obtain, an updated fairness opinion from its financial advisor reflecting changes in circumstances that may have occurred since the signing of the Merger Agreement.

The fairness opinion rendered to the TEP Conflicts Committee by Evercore was provided in connection with, and at the time of, the TEP Conflicts Committee’s evaluation of the Merger and the Merger Agreement. This opinion was based on the financial analysis performed, which considered market and other conditions then in effect, and financial forecasts and other information made available to Evercore, as of the date of its opinion, which may have changed, or may change, after the date of the opinion. The TEP Conflicts Committee has not obtained an updated opinion as of the date of this proxy statement/prospectus from its financial advisor, and it does not expect to obtain an updated opinion prior to completion of the Merger. Changes in the operations and prospects of TEGP or TEP, general market and economic conditions and other factors which may be beyond the control of TEGP and TEP, and on which the fairness opinion was based, may have altered the value of TEGP or TEP or the prices of TEGP Class A Shares or TEP Common Units since the date of such opinion, or may alter such values and prices by the time the Merger is completed. The opinion does not speak as of any date other than the date of the opinion. For a description of the opinion that the TEP Conflicts Committee received from its financial advisor, please refer to “Opinion of Evercore—Financial Advisor to the TEP Conflicts Committee.”

TEGP GP, TEP GP and their officers and directors may have interests that differ in certain respects from those of the TEP Unitholders, and these interests may have influenced their decision to propose and to approve the Merger Agreement and the Transactions.

In considering the recommendation of the TEP GP Board and the TEP Conflicts Committee with respect to the Merger Proposal, the TEP Unitholders should be aware that certain Exchange Right Holders and certain of the executive officers and directors of TEP GP have interests in the transaction that differ from, or are in addition to, the interests of the TEP Unitholders generally, including:

•	Tallgrass KC, EMG and Kelso collectively own substantially all of, and therefore control, Holdings, which has the power to appoint the directors of TEGP GP and TEP GP and which effectively controls both TEP and TEGP;

•	Tallgrass KC, EMG and Kelso also collectively own a majority of the combined voting power of the TEGP Class A Shares and the TEGP Class B Shares;

•	each of the officers of TEGP GP and Holdings that are also officers of TEP GP are expected to continue to serve as officers of TEGP GP and Holdings following the Merger;

•	all of the directors and executive officers of TEP GP have the right to indemnification under the organizational documents of TEP GP, the TEP Partnership Agreement and the Merger Agreement, and will receive continued indemnification for their actions as directors and executive officers;

•	certain directors of TEP GP, none of whom is a member of the TEP Conflicts Committee, own TEGP Class A Shares;

•	certain directors of TEP GP, none of whom is a member of the TEP Conflicts Committee, also serve as officers of TEGP GP, have certain duties to the limited partners of TEGP and are compensated, in part, based on the performance of TEGP;

•	all of TEP GP’s officers also serve as officers of TEGP GP, and are compensated, in part, based on the performance of TEGP; and

•	David G. Dehaemers, Jr., William R. Moler, Frank J. Loverro, Stanley de J. Osborne, Jeffrey A. Ball and John T. Raymond, each of whom are directors of TEP GP, also serve as directors of TEGP GP and Holdings, and have been designated by one of Tallgrass KC, Kelso or EMG to serve in such roles.

See “The Merger—Certain Relationships; Interests of Certain Persons in the Merger.

If the Merger Proposal is approved by TEP Unitholders, the date that those unitholders will receive the Merger Consideration is uncertain.

As described in this proxy statement/prospectus, completion of the Merger is subject to a number of conditions, not all of which are controllable or waivable by TEGP or TEP. Accordingly, if the Merger Proposal is approved by TEP Unitholders, the date that those unitholders will receive the Merger Consideration depends on the completion date of the Merger, which is uncertain.

Lawsuits have been filed against TEP and the directors of TEP GP challenging the Merger, and any injunctive relief or adverse judgment for monetary damages could prevent the Merger from occurring or could have a material adverse effect on TEGP following the Merger.

TEP and the directors of TEP GP are named defendants in a purported class action brought by a TEP Unitholder in the United States District Court for the District of Delaware, challenging under the federal securities laws the accuracy of the disclosures made in the registration statement on Form S-4 regarding the Merger. A second lawsuit with substantially the same allegations has been filed by a different TEP Unitholder in the United States District Court for the District of Delaware against the same defendants. Both plaintiffs seek to enjoin the defendants from proceeding with or consummating the Merger and, to the extent that the Merger is implemented before relief is granted, the plaintiff in the second lawsuit seeks to have the Merger rescinded. Both plaintiffs also seek money damages and an award of costs and attorneys’ and experts’ fees. One of the conditions to the completion of the Merger is that no order, decree or injunction of any court or agency of competent jurisdiction shall be in effect, and no law shall have been enacted or adopted, that enjoins, prohibits or makes illegal consummation of any of the Transactions. A preliminary injunction could delay or jeopardize the completion of the Merger, and an adverse judgment granting permanent injunctive relief could indefinitely enjoin completion of the Merger. An adverse judgment for rescission or for monetary damages could have a material adverse effect on TEGP following the Merger.

Risks Related to the Ownership of TEGP Class A Shares

TEGP’s future tax liability and the portion of distributions paid to you treated as taxable dividend income may be greater than expected.

TEGP expects that available deductions will offset its taxable income so that it will not pay U.S. federal income tax in any of the taxable periods ending December 31, 2018, through December 31, 2027, and that during this period no more than 20% of the distributions paid by TEGP to you should be treated as taxable dividend income under current U.S. federal tax regulations, with the remaining distributions treated as a return of capital. These estimates are based on assumptions with respect to, among other things, income, capital expenditures, net working capital, TEP’s and TE’s earnings from operations, the amount of those earnings allocated to TEGP, TEGP’s income tax liabilities, the amount of distributions paid to TEGP by TE, the amount and availability of depreciation deductions allocable to TEGP, valuations of TEP, TE and TEGP, and the effects on TEP, TE and TEGP of the recently enacted tax legislation known as the Tax Cuts and Jobs Act of 2017. Further, these estimates are based on current tax law and tax reporting positions that TEGP, TEP and TE will adopt and with which the IRS could disagree. Accordingly, we cannot assure you that these estimates will prove to be correct.

For a more complete discussion of certain U.S. federal income tax consequences of owning and disposing of TEGP Class A Shares, please read “Material U.S. Federal Income Tax Consequences.”

We expect that TEGP’s ability to use net operating losses arising prior to the Merger to offset future income will be limited as a result of the Merger, and its ability to use net operating losses arising after the Merger to offset future income may be limited.

We expect that TEGP’s ability to use any net operating losses (“NOLs”) generated by it prior to the Merger to offset future income will be limited due to experiencing an “ownership change” as defined under Section 382 of the Code as a result of the Merger. TEGP’s ability to use NOLs arising after the Merger to offset future income may be substantially limited if it were to experience another ownership change.

In general, an ownership change occurs if TEGP’s “5-percent shareholders,” as defined under Section 382 of the Code, including certain groups of persons treated as 5-percent shareholders, collectively increased their ownership in TEGP’s Class A Shares by more than 50 percentage points over a rolling three-year period. An ownership change can occur as a result of a public offering of TEGP’s Class A Shares, as well as through secondary market purchases of TEGP’s Class A Shares and certain types of reorganization transactions. As a result of the exchange of TEP Common Units for TEGP Class A Shares in the Merger, we expect that the Merger will cause TEGP to experience an ownership change.

A corporation (including any entity such as TEGP that is treated as a corporation for U.S. federal income tax purposes) that experiences an ownership change will generally be subject to an annual limitation on the use of its pre-ownership change NOLs (and certain other losses and credits) equal to the equity value of the corporation immediately before the ownership change, multiplied by the long-term tax-exempt rate (as determined by the Internal Revenue Service) for the month in which the ownership change occurs. Such a limitation could, for any given year, have the effect of increasing the amount of TEGP’s U.S. federal income tax liability, which would negatively impact the amount of after-tax cash available for distribution to holders of TEGP’s Class A Shares and TEGP’s financial condition.

For a more complete discussion of certain U.S. federal income tax consequences of owning and disposing of TEGP Class A Shares, please read “Material U.S. Federal Income Tax Consequences.”

TEGP’s distributions to the TEGP Shareholders are not cumulative.

TEGP’s distributions to the TEGP Shareholders are not cumulative. Consequently, if distributions on TEGP Class A Shares are not paid with respect to any fiscal quarter, then TEGP Shareholders will not be entitled to receive that quarter’s payments in the future.

TEGP Shareholders do not vote in the election of TEGP GP’s directors. The Exchange Right Holders own a sufficient number of shares to allow them to prevent the removal of TEGP GP.

TEGP Shareholders have only limited voting rights on matters affecting TEGP’s business and, therefore, limited ability to influence management’s decisions regarding TEGP’s business. The TEGP GP Board, including its independent directors, is designated and elected by Holdings or its designees. TEGP Shareholders do not have the ability to elect the members of the TEGP GP Board.

In addition, if TEGP Shareholders are dissatisfied with the performance of TEGP GP, they have little ability to remove TEGP GP. TEGP GP may not be removed except by vote of the holders of at least 80% of our outstanding shares, voting together as a single class. The Exchange Right Holders own approximately 68.57% of TEGP’s outstanding shares as of May 2, 2018 and will own approximately 45.26% of TEGP’s outstanding shares following the Merger, not taking into account any TEP EPUs or TEGP EPSs that may vest prior to the consummation of the Merger. This ownership level enables the Exchange Right Holders to prevent TEGP GP’s removal.

As a result of these provisions, the price at which TEGP’s Class A Shares trade may be lower because of the absence or reduction of a takeover premium in the trading price.

The TEGP Partnership Agreement restricts the rights of TEGP Shareholders owning 20% or more of TEGP’s shares.

TEGP Shareholders’ voting rights are restricted by the provision in the TEGP Partnership Agreement generally providing that any shares held by a person or group that owns 20% or more of any class of shares then outstanding, other than TEGP GP, the Exchange Right Holders or their respective affiliates and persons who acquired such shares with the prior approval of the TEGP GP Board, cannot be voted on any matter. In addition, the TEGP Partnership Agreement contains provisions limiting the ability of TEGP Shareholders to call meetings or to acquire information about TEGP’s operations, as well as other provisions limiting TEGP Shareholders’ ability to influence the manner or direction of TEGP’s management. As a result, the price at which the TEGP Class A Shares trade may be lower because of the absence or reduction of a takeover premium in the trading price.

Future sales of TEGP Class A Shares in the public market, including sales of TEGP Class A Shares by the Exchange Right Holders after the exercise of the Exchange Right, could reduce the TEGP Class A Share price, and any additional capital raised by TEGP through the sale of equity or convertible securities may dilute your ownership in TEGP.

Subject to certain limitations and exceptions, the Exchange Right Holders may cause the exchange of their TE Units (together with a corresponding number of TEGP Class B Shares) for TEGP Class A Shares (on a one-for-one basis, subject to customary conversion rate adjustments for equity splits and reclassification and other similar transactions) and then sell those TEGP Class A Shares. Pursuant to a shareholder and registration rights agreement entered into with the Exchange Right Holders, TEGP has registered the resale of 109,504,440 TEGP Class A Shares issuable upon exercise of the Exchange Right pursuant to TEGP’s Form S-3/A (File No. 333-210976) filed with the SEC on August 8, 2016, which became effective August 10, 2016. Following such registration, certain participating Exchange Right Holders sold 10,350,000 TEGP Class A Shares in a secondary offering that closed on November 22, 2016. TEGP currently intends to register the 27,554,785 TEGP Class A Shares issuable upon the exercise of the Exchange Right with respect to the 27,554,785 units and TEGP Class B Shares, respectively, issued in connection with the acquisition of the 25.01% membership interest in Rockies Express and the 5,619,218 TEP Common Units acquired by TE on February 7, 2018. TEGP will likely issue additional TEGP Class A Shares or convertible securities in subsequent public or private offerings.

TEGP cannot predict the size of future issuances of TEGP Class A Shares or securities convertible into TEGP Class A Shares or the effect, if any, that future issuances and sales of TEGP Class A Shares, including sales of TEGP Class A Shares by the Exchange Right Holders after the exercise of the Exchange Right, will have on the market price of TEGP Class A Shares. Sales of substantial amounts of TEGP Class A Shares (including shares issued in connection with an acquisition), or the perception that such sales could occur, may adversely affect prevailing market prices of TEGP Class A Shares.

TEGP GP may cause TEGP to issue additional TEGP Class A Shares or other equity securities, including equity securities that are senior to the TEGP Class A Shares, without your approval, which may adversely affect you.

TEGP GP may cause TEGP to issue an unlimited number of additional TEGP Class A Shares, or other equity securities of equal rank with the TEGP Class A Shares, without shareholder approval. In addition, TEGP may issue an unlimited number of shares that are senior to TEGP Class A Shares in right of distribution, liquidation and voting. Except for TEGP Class A Shares issued in connection with the exercise by any Exchange Right Holder of its right to exchange a TEGP Class B Share for a TEGP Class A Share, each of which will result in the cancellation of an equivalent number of TEGP Class B Shares and therefore have no effect on the total number of outstanding shares, the issuance of additional TEGP Class A Shares, or other equity securities of equal or senior rank, may have the following effects:

•	each shareholder’s proportionate ownership interest in TEGP may decrease;

•	the amount of cash available for distribution on each TEGP Class A Share may decrease;

•	the relative voting strength of each previously outstanding TEGP Class A Share may be diminished;

•	the date upon which we begin paying material U.S federal income taxes, or upon which a material portion of our distributions constitute taxable dividend income for U.S. federal income tax purposes, could be accelerated; and

•	the market price of TEGP Class A Shares may decline.

The TEGP Partnership Agreement eliminates TEGP GP’s fiduciary duties to holders of TEGP Class A Shares and replaces them with contractual standards governing its conduct.

The TEGP Partnership Agreement contains provisions that eliminate the fiduciary standards to which its general partner would otherwise be held by state fiduciary duty law and replaces those duties with several different contractual standards. For example, the TEGP Partnership Agreement permits TEGP GP to make a number of decisions in its individual capacity, as opposed to in its capacity as TEGP’s general partner, free of any duties to TEGP and its shareholders other than the implied contractual covenant of good faith and fair dealing, which means that a court will enforce the reasonable expectations of the shareholders where the language in the partnership agreement does not provide for a clear course of action. This provision entitles TEGP GP to consider only the interests and factors that it desires and relieves it of any duty or obligation to give any consideration to any interest of, or factors affecting, TEGP, its affiliates or its shareholders. Examples of decisions that TEGP GP may make in its individual capacity include:

•	how to allocate business opportunities among TEGP and its affiliates;

•	whether to exercise its limited call right;

•	whether to seek approval of the resolution of a conflict of interest by the conflicts committee of the board of directors of TEGP GP;

•	how to exercise its rights as TEGP’s general partner; and

•	whether or not to consent to any merger, consolidation or conversion of TEGP or amendment to the TEGP Partnership Agreement.

In addition, the TEGP Partnership Agreement provides that any construction or interpretation of its partnership agreement and any action taken pursuant thereto or any determination, in each case, made by TEGP GP in good faith, shall be conclusive and binding on all shareholders.

By acquiring TEGP Class A Shares in the Merger, you will be bound by the provisions in the TEGP Partnership Agreement, including the provisions discussed above.

The contractual standards for TEGP GP’s conduct set forth in the TEGP Partnership Agreement restrict the remedies available to holders of TEGP Class A Shares for actions taken by TEGP GP that might otherwise constitute breaches of fiduciary duty.

The TEGP Partnership Agreement contains contractual standards for TEGP GP’s conduct that restrict the remedies available to shareholders for actions taken by TEGP GP that might otherwise constitute breaches of fiduciary duty under state fiduciary duty law. For example, the TEGP Partnership Agreement provides that:

•	whenever its general partner, the board of directors of its general partner or any committee thereof (including the conflicts committee) makes a determination or takes, or declines to take, any other action in their respective capacities, its general partner, the board of directors of its general partner and any committee thereof (including the conflicts committee), as applicable, is required to make such determination, or take or decline to take such other action, in good faith, meaning that it subjectively believed that the decision was in the best interests of TEGP and its subsidiaries (other than TEP and its subsidiaries), and, except as specifically provided by the TEGP Partnership Agreement, will not be subject to any other or different standard imposed by the TEGP Partnership Agreement, Delaware law, or any other law, rule or regulation, or at equity;

•	TEGP GP will not have any liability to TEGP or its shareholders for decisions made in its capacity as a general partner so long as such decisions are made in good faith;

•	TEGP GP and its officers and directors will not be liable for monetary damages to TEGP or its limited partners resulting from any act or omission unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that TEGP GP or its officers and directors, as the case may be, acted in bad faith or engaged in fraud or willful misconduct or, in the case of a criminal matter, acted with knowledge that the conduct was criminal; and

•	TEGP GP will not be in breach of its obligations under the partnership agreement (including any duties to TEGP or its shareholders) if a transaction with an affiliate or the resolution of a conflict of interest is:

•	approved by the conflicts committee of the board of directors of TEGP GP (although TEGP GP is not obligated to seek such approval);

•	approved by the vote of a majority of the outstanding voting shares, excluding any shares owned by TEGP GP and its affiliates;

•	determined by the board of directors of TEGP GP to be on terms no less favorable to TEGP than those generally being provided to or available from unrelated third parties; or

•	determined by the board of directors of TEGP GP to be fair and reasonable to TEGP, taking into account the totality of the relationships among the parties involved, including other transactions that may be particularly favorable or advantageous to TEGP.

In connection with a situation involving a transaction with an affiliate or a conflict of interest, any determination by TEGP GP or the conflicts committee must be made in good faith. If an affiliate transaction or the resolution of a conflict of interest is not approved by TEGP’s shareholders or the conflicts committee and the board of directors of TEGP GP determines that the resolution or course of action taken with respect to the affiliate transaction or conflict of interest satisfies either of the standards set forth in the last two bullets above, then it will be presumed that, in making its decision, the board of directors acted in good faith, and in any proceeding brought by or on behalf of any limited partner or the partnership challenging such determination, the person bringing or prosecuting such proceeding will have the burden of overcoming such presumption.

TEGP GP has a call right that may require you to sell your TEGP Class A Shares at an undesirable time or price.

If at any time more than 80% of TEGP’s outstanding shares (including TEGP Class A Shares issuable upon the exchange of TEGP Class B Shares) are owned by TEGP GP, Holdings or their respective affiliates, TEGP GP has the right (which it may assign to any of its affiliates, Holdings or TEGP), but not the obligation, to acquire all, but not less than all, of the remaining TEGP Class A Shares held by public shareholders at a price equal to the greater of (x) the highest cash price paid by TEGP GP, Holdings, or their respective affiliates for any shares purchased within the 90 days preceding the date on which TEGP GP first mails notice of its election to purchase those shares and (y) the current market price calculated in accordance with the TEGP Partnership Agreement as of the date three business days before the date the notice is mailed. As a result, you may be required to sell your TEGP Class A Shares at an undesirable time or price and may not receive any return of or on your investment. You may also incur a tax liability upon a sale of your TEGP Class A Shares.

The U.S. federal income tax treatment of owning and disposing of TEGP Class A Shares received in the Merger will be different than the U.S. federal income tax treatment of owning and disposing of TEP Common Units.

TEP is classified as a partnership for U.S. federal income tax purposes and, generally, is not subject to entity-level U.S. federal income taxes. Instead, each TEP Unitholder is required to take into account its respective share of TEP’s items of income, gain, loss and deduction in computing its U.S. federal income tax liability as if the unitholder had earned such income directly, even if no cash distributions are made to the TEP Unitholder. A pro rata distribution of cash by TEP to a TEP Unitholder who is a U.S. holder (as defined in “Material U.S. Federal Income Tax Consequences”) is generally not taxable for U.S. federal income tax purposes unless the amount of cash distributed is in excess of the holder’s adjusted tax basis in its TEP Common Units.

In contrast, TEGP is classified as a corporation for U.S. federal income tax purposes and is subject to U.S. federal income tax on its taxable income. A distribution by TEGP to a TEGP Shareholder who is a U.S. holder generally will be included in such U.S. holder’s income as ordinary dividend income to the extent of TEGP’s current or accumulated “earnings and profits,” as determined under U.S. federal income tax principles. A portion of the distributions to TEGP Shareholders by TEGP after the Merger may exceed TEGP’s current and accumulated earnings and profits. Distributions in excess of TEGP’s current and accumulated earnings and profits will be treated as a non-taxable return of capital, reducing a U.S. holder’s adjusted tax basis in such TEGP Shareholder’s TEGP Class A Shares and, to the extent the distribution exceeds such TEGP Shareholder’s adjusted tax basis, as gain from the sale or exchange of such TEGP Class A Shares.

Please read “Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected material U.S. federal income tax consequences of owning and disposing of TEGP Class A Shares received in the Merger.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus and the documents TEGP and TEP have incorporated herein by reference contain forward-looking statements and information that reflects TEGP’s and/or TEP’s current expectations, certain projections of results of operations or of financial condition, or forecasts of future events. Words such as “could,” “will,” “may,” “assume,” “forecast, “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this proxy statement/prospectus include TEGP and TEP’s expectations of plans, strategies, objectives, growth and anticipated financial and operational performance, including guidance regarding TEGP’s infrastructure programs, revenue projections, capital expenditures and tax position. Forward-looking statements can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed.

All statements other than statements of historical fact included or incorporated by reference in this proxy statement/prospectus, including statements regarding TEGP’s and/or TEP’s financial position, business strategy and other plans and objectives for future operations or transactions, and including statements regarding the approval of the Merger Agreement and the Transactions, the satisfaction of the closing conditions to the Merger, the timing of the completion of the Merger, expected U.S. federal income tax consequences, expectations and intentions regarding outstanding litigation, expectations with respect to the synergies, costs and other anticipated effects of the Merger and expectations regarding TEP’s business and common units if the Merger does not occur, are forward-looking statements.

A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. TEGP and TEP believe that they have chosen these assumptions or bases in good faith and that they are reasonable. However, when considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this proxy statement/prospectus. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause actual results to differ materially from the results contemplated by such forward-looking statements include:

•	the possibility that the Transactions are not consummated in a timely manner or at all;

•	the diversion of management in connection with the Merger and TEGP’s ability to realize fully or at all the anticipated benefits of the Merger;

•	TEGP’s ability to complete and integrate acquisitions;

•	the demand for TEGP’s services, including crude oil transportation, storage and terminalling services; natural gas transportation, storage, gathering and processing services; and water business services, as well as TEGP’s ability to successfully contract or re-contract with its customers;

•	large or multiple customer defaults, including defaults resulting from actual or potential insolvencies;

•	TEGP’s ability to successfully implement its business plan;

•	changes in general economic conditions;

•	competitive conditions in TEGP’s industry;

•	the effects of existing and future laws and governmental regulations;

•	actions taken by governmental regulators of our assets, including the FERC;

•	actions taken by third-party operators, processors and transporters;

•	TEGP’s ability to complete internal growth projects on time and on budget;

•	the price and availability of debt and equity financing;

•	the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil, natural gas, natural gas liquids, and other hydrocarbons;

•	the availability and price of natural gas and crude oil, and fuels derived from both, to the consumer compared to the price of alternative and competing fuels;

•	competition from the same and alternative energy sources;

•	energy efficiency and technology trends;

•	operating hazards and other risks incidental to transporting, storing and terminalling crude oil; transporting, storing, gathering and processing natural gas; and transporting, gathering and disposing of water produced in connection with hydrocarbon exploration and production activities;

•	environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves;

•	natural disasters, weather-related delays, casualty losses and other matters beyond TEGP’s control;

•	interest rates;

•	labor relations;

•	changes in tax laws, regulations and status;

•	the effects of future litigation; and

•	certain factors discussed elsewhere in this proxy statement/prospectus.

TEGP and TEP caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in TEGP’s and TEP’s most recently filed Annual Reports on Form 10-K, previous Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. In addition, TEGP and TEP may be subject to currently unforeseen risks that may have a materially adverse effect on them. All subsequent written and oral forward-looking statements concerning TEGP, TEP, the proposed Merger or other matters and attributable to TEGP or TEP or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. The forward-looking statements speak only as of the date made and, other than as required by law, neither TEGP nor TEP undertakes any obligation to update publicly or revise any of these forward-looking statements.

THE PARTIES TO THE MERGER

Tallgrass Energy GP, LP

This section summarizes information from TEGP’s Annual Report on Form 10-K for the year ended December 31, 2017 and the other filings incorporated into this proxy statement/prospectus by reference. For a more detailed discussion of TEGP’s business, please read the “Business” section contained in TEGP’s Annual Report on Form 10-K for the year ended December 31, 2017 and the other filings incorporated into this document by reference.

TEGP is a Delaware limited partnership formed in 2015 as part of a reorganization involving entities that were previously controlled by TE to effect the initial public offering of TEGP Class A Shares, which was completed on May 12, 2015. TEGP’s sole cash-generating asset is an approximate 31.43% controlling membership interest in TE.

The TEGP Class A Shares are listed on the NYSE under the symbol “TEGP.”

Tallgrass Energy Partners, LP

This section summarizes information from TEP’s Annual Report on Form 10-K for the year ended December 31, 2017 and the other filings incorporated into this proxy statement/prospectus by reference. For a more detailed discussion of TEP’s business, please read the “Business” section contained in TEP’s Annual Report on Form 10-K for the year ended December 31, 2017 and the other filings incorporated into this document by reference.

TEP, a Delaware limited partnership formed in 2013, is a publicly traded, growth-oriented limited partnership that owns, operates, acquires and develops midstream energy assets in North America. TEP’s operations are located in and provide services to certain key United States hydrocarbon basins, including the Denver-Julesburg, Powder River, Wind River, Permian and Hugoton-Anadarko Basins and the Niobrara, Mississippi Lime, Eagle Ford, Bakken, Marcellus, and Utica shale formations.

TEP’s primary assets include natural gas transportation, storage, gathering and processing assets, crude oil transportation, storage and terminalling assets, and water business services assets. Its business segments are:

•	Natural Gas Transportation—the ownership and operation of FERC-regulated interstate natural gas pipelines and integrated natural gas storage facilities;

•	Crude Oil Transportation—the ownership and operation of a FERC-regulated crude oil pipeline system; and

•	Gathering, Processing & Terminalling—the ownership and operation of natural gas gathering and processing facilities; crude oil storage and terminalling facilities; the provision of water business services primarily to the oil and gas exploration and production industry; the transportation of NGLs; and the marketing of crude oil and NGLs.

The TEP Common Units are listed on the NYSE under the symbol “TEP.”

Tallgrass Equity, LLC

TE is a Delaware limited liability company and subsidiary of TEGP. TE’s sole cash-generating assets consist of the direct and indirect partnership interests in TEP and TE’s membership interest in Rockies Express as described below:

•	TE owns 100% of the outstanding membership interests in TEP GP, which owns the TEP General Partner Interest as well as all of the IDRs. The TEP General Partner Interest is represented by 834,391 general partner units, representing an approximate 1.13% general partner interest in TEP at May 2, 2018.

•	TE owns 25,619,218 TEP Common Units, representing approximately 35.0% of the outstanding TEP Common Units on May 2, 2018, inclusive of the 5,619,218 TEP Common Units acquired from Tallgrass Development on February 7, 2018 as described below.

•	On February 7, 2018, Tallgrass Development merged into Development Holdco, a wholly owned subsidiary of TE, and as a result of the merger, TE acquired a 25.01% membership in Rockies Express and an additional 5,619,218 TEP Common Units. As consideration for the acquisition, TEGP and TE issued 27,554,785 unregistered TEGP Class B Shares and TE Units, valued at approximately $644.8 million based on the closing price of the TEGP Class A Shares on February 6, 2018, to the limited partners of Tallgrass Development.

Tallgrass MLP GP, LLC

TEP GP is a Delaware limited liability company and is the general partner of TEP and a wholly owned subsidiary of TE. TEP GP is responsible for conducting TEP’s business and managing its operations.

Razor Merger Sub, LLC

Merger Sub is a Delaware limited liability company and wholly owned subsidiary of TEP. Merger Sub was formed by TEP solely for the purposes of effecting the Merger.

Executive Offices of TEGP, TEP, TE, TEP GP and Merger Sub

The principal executive offices of TEGP, TEP, TE, TEP GP and Merger Sub are located at 4200 W. 115th Street, Suite 350, Leawood, Kansas 66211 and each of their telephone numbers is 913-928-6060.

THE MERGER

This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement/prospectus as Annex A and incorporated into this proxy statement/prospectus by reference. You should read carefully the Merger Agreement in its entirety because it, and not this proxy statement/prospectus, is the legal document that governs the terms of the Transactions, including the Merger.

Effects of the Merger

On March 26, 2018, TEGP, TE, Merger Sub, TEP and TEP GP entered into the Merger Agreement, pursuant to which Merger Sub will merge with and into TEP with TEP surviving the Merger as a wholly owned subsidiary of TE and its subsidiaries (referred to in this summary with respect to periods following the Effective Time, interchangeably, as “TEP” or the “surviving entity”), and each outstanding TEP Public Unit will be converted into the right to receive 2.0 TEGP Class A Shares. No certificates or scrip representing fractional TEGP Class A Shares will be issued in the Merger. All fractional TEGP Class A Shares that a holder of TEP Public Units would otherwise be entitled to receive as Merger Consideration (after taking into account all TEP Public Units held by such holder of TEP Public Units) will be aggregated and then, if a fractional TEGP Class A Share results from that aggregation, be rounded up to the nearest whole TEGP Class A Share.

Once the Merger is completed, former holders of TEP Public Units who surrender their TEP Public Units in accordance with the Merger Agreement will be eligible, in their capacity as TEGP Shareholders, to receive distributions on the TEGP Class A Shares declared by the TEGP GP Board, if any, with a record date after the Effective Time. For additional discussion of the eligibility of TEP Unitholders to receive distributions on TEGP Class A Shares, please read “The Merger Agreement—Exchange of TEP Common Units—Distributions with Respect to Unexchanged TEP Common Units.” For a description of TEGP’s distribution policy, please read “Comparison of the Rights of TEP Unitholders and TEGP Shareholders.”

Based on the 47,580,535 TEP Public Units outstanding on May 2, 2018, and 151,271 TEP Common Units that TEP anticipates issuing prior to the closing of the Merger in connection with the vesting of TEP EPUs, which will be converted into TEGP Class A Shares pursuant to the Merger Agreement, TEGP expects to issue approximately 95,463,612 million TEGP Class A Shares in connection with the Merger. This number will represent approximately 62.17% of the outstanding TEGP Class A Shares and approximately 34.06% of the aggregate outstanding TEGP Class A Shares and TEGP Class B Shares after the Merger, based on the 58,085,002 TEGP Class A Shares and 126,709,225 TEGP Class B Shares outstanding as of May 2, 2018. In connection with the closing of the Merger, the IDRs issued and outstanding immediately prior the Effective Time and held by TEP GP will be cancelled and cease to exist. TEP GP will receive no consideration with respect to this cancellation of the IDRs.

Also at the Effective Time, the TEP General Partner Interest issued and outstanding immediately prior to the Effective Time and held by TEP GP will be automatically converted into a general partner interest that will not participate in distributions of the surviving entity as set forth in the TEP Partnership Agreement and TEP GP will continue as the general partner of the surviving entity.

Effective as of the Effective Time, each of the directors of TEP GP will resign. The directors and executive officers of TEGP GP and the executive officers of TEP GP prior to the Merger are expected to continue in such capacities following the Merger. Information about the current TEGP GP directors and executive officers can be found in TEGP’s Annual Report on Form 10-K for the year ended December 31, 2017, which is incorporated by reference into this proxy statement/prospectus. Information about the current TEP GP executive officers can be found in TEP’s Annual Report on Form 10-K for the year ended December 31, 2017, which is also incorporated by reference into this proxy statement/prospectus. See “Where You Can Find More Information.”

Background of the Merger

The members of the boards of directors of TEGP GP and TEP GP (together, the “Tallgrass Boards”) regularly review operational and strategic opportunities to improve the competitive positioning of TEGP and TEP (collectively, “Tallgrass”) and to maximize value for investors in TEGP and TEP. These discussions include, among other things, possible acquisitions and business combination transactions. As more fully described in the section entitled “Certain Relationships; Interests of Certain Persons in the Merger,” TEGP and TEP are effectively under common control. Nonetheless, each of the TEGP GP Board and the TEP GP Board has also independently discussed various alternatives that could potentially complement, enhance or improve both the competitive strengths and strategic position of TEGP and TEP.

Senior management of Tallgrass also regularly considers and pursues various strategic opportunities and initiatives, such as expansions of existing assets, greenfield projects and mergers and acquisitions, to grow Tallgrass’s overall business and to create value for both TEGP Shareholders and TEP Unitholders. As part of their consideration of these opportunities and initiatives, senior management of Tallgrass is continually evaluating ways to optimize Tallgrass’s cost of capital to take advantage of strategic opportunities as they arise.

Starting in early 2017, senior management of Tallgrass began specifically considering possible transactions involving TEP and TEGP that could facilitate a capital cost reduction, such as an IDR reset, a combination of TEP and TEGP or a buy-in by TEP of the IDRs held by TEP GP.

Throughout 2017 and in early 2018, senior management of Tallgrass held ten separate meetings in Leawood, Kansas with a number of nationally reputable financial institutions and advisors to help evaluate and consider a possible transaction to reduce Tallgrass’s overall cost of capital and optimize capital markets access. During these meetings, senior management of Tallgrass discussed potential strategic alternatives to reduce TEP’s and TEGP’s cost of capital, including full and partial IDR resets, simplification transactions, transactions involving publicly traded general partners of master limited partnerships with incentive distribution rights structures, and third party merger opportunities, as well as the performance of TEP and TEGP relative to their market peers, the equity markets for master limited partnerships generally and other considerations for various structuring alternatives, among other topics. At the conclusion of these meetings and upon review of senior management of Tallgrass’ own internal analysis, senior management of Tallgrass believed eliminating TEP’s IDRs would, among other things, reduce Tallgrass’s overall cost of capital, simplify its organizational structure, and generally improve capital markets access. In connection with the evaluation of potential cost of capital reduction alternatives, senior management of Tallgrass also considered TEP’s liquidity and timing for a potential transaction involving TEP and TEGP.

On February 15, 2017, the Tallgrass Boards held a regular joint board meeting in Leawood, Kansas. Based in part on information received during senior management of Tallgrass’ discussion with a third party financial institution on February 8, 2017, Mr. Dehaemers led the Tallgrass Boards in a lengthy discussion about TEP’s and TEGP’s distribution growth yields and trading prices and potential strategies for 2017 and subsequent years.

On November 2, 2017, the Tallgrass Boards held a regular joint board meeting in Leawood, Kansas, at which the Tallgrass Boards engaged in strategic discussions surrounding master limited partnerships with incentive distribution rights structures and those with publicly traded general partners. At this meeting, certain members of senior management of Tallgrass participating in the discussions, including Mr. Dehaemers and Gary Brauchle, had the benefit of having attended numerous meetings with financial institutions and advisors in 2017.

On November 20, 2017, senior management of Tallgrass met to review the financial impacts of potential cost of capital reduction alternatives, which included a discussion of TEP’s 2018 liquidity and a timeline for a potential transaction.

On December 20, 2017, Tallgrass Development submitted a non-binding proposal to TEP regarding a potential dropdown transaction involving assets owned by Tallgrass Development, consisting of a 25.01%

membership in Rockies Express (the “REX Interest”), a 2% membership interest in Pony Express and certain administrative assets consisting primarily of information technology assets. Following receipt of the non-binding proposal, the TEP GP Board adopted resolutions on the same day approving the formation of the TEP Conflicts Committee, consisting of two members, Roy Cook and Terrance Towner, and delegating authority to review, evaluate and negotiate the proposed dropdown transaction (such proposed transaction, the “Proposed Dropdown”). In connection with its evaluation of the Proposed Dropdown, the TEP Conflicts Committee engaged Evercore Group L.L.C. (“Evercore”), as its financial advisor, by letter dated January 5, 2018, and Bracewell LLP (“Bracewell”), as its legal advisor, by letter dated January 9, 2018.

On January 12, 2018, senior management of Tallgrass reviewed the financial impacts of an acquisition of TEP by TEGP, including the 2018 budget and the pro forma impacts of such an acquisition. On that same day, Mr. Dehaemers held a telephonic meeting with Mr. Brauchle, Chris Jones, Jason Nonnemaker and outside counsel, Mollie Duckworth and Joshua Davidson of Baker Botts L.L.P. (“Baker Botts”), to review the legal considerations associated with a possible reorganization transaction involving TEP and TEGP.

On January 15, 2018, Mr. Dehaemers corresponded with Mr. Gerke and Mr. Koutelas, independent directors of TEGP GP, to inform them that senior management of TEGP (“Management”) was evaluating a possible reorganization transaction involving TEP and TEGP. Among other things, Mr. Dehaemers noted that, although such a transaction could take many forms, there was a possibility that TEGP could acquire TEP in a share-for-unit merger that would eliminate TEP’s IDRs and make TEP a wholly owned subsidiary of TE.

On January 18, 2018, the board of managers of Holdings adopted resolutions authorizing a proposal to sell Tallgrass Development to TE in exchange for newly issued TEGP Class B Shares and TE Units. On January 19, 2018, the TEGP GP Board adopted resolutions approving the formation of the TEGP Conflicts Committee to evaluate the potential sale of Tallgrass Development to TE. On that same date, TE and Tallgrass Development executed a non-binding letter of intent regarding the potential sale of Tallgrass Development, subject to, among other things, the review and approval of the TEGP Conflicts Committee.

On January 25, 2018, Mr. Jones, on behalf of Tallgrass Development, contacted Gary Orloff of Bracewell and followed with an email to the TEP Conflicts Committee modifying Tallgrass Development’s prior proposal by withdrawing the offer to include the REX Interest as one of the assets that would potentially be acquired by TEP in the Proposed Dropdown, noting that the REX Interest was instead being offered to TE as part of its proposed acquisition of Tallgrass Development. In the meantime, and as part of the selection of its advisors, the TEGP Conflicts Committee approached Evercore to act as its financial advisor in connection with TE’s potential acquisition of Tallgrass Development. The TEGP Conflicts Committee recognized that Evercore had provided financial advice to the TEP Conflicts Committee in connection with prior dropdowns of interests in Rockies Express and had begun their evaluation of the REX Interest when it was withdrawn from the Proposed Dropdown. The TEGP Conflicts Committee recognized the extensive knowledge that Evercore had with respect to the REX Interest and, after considering its alternatives, decided Evercore was the logical choice to serve as its financial advisor. The TEP Conflicts Committee understood the nature and extent of Evercore’s assignment for the TEGP Conflicts Committee with respect to the REX Interest and continued to retain Evercore in connection with its review of the Proposed Dropdown, which, as modified, now related primarily to the remaining interest in Pony Express.

In connection with the TEGP Conflicts Committee’s evaluation of the proposed acquisition of Tallgrass Development, the TEGP Conflicts Committee engaged Evercore as its financial advisor, by letter dated January 26, 2018, and Akin Gump Strauss Hauer & Feld LLP, as its legal advisor, by letter dated January 31, 2018.

On February 2, 2018, the TEP Conflicts Committee determined that the modified dropdown transaction was fair to and in the best interests of TEP and the TEP Unitholders other than Tallgrass Development and its affiliates, granted “Special Approval,” as that term is defined in the TEP Partnership Agreement, and recommended to the TEP GP Board that the modified dropdown transaction be approved by the TEP GP Board. By unanimous written consent dated February 5, 2018, the TEP GP Board and the TEGP GP Board each approved the modified dropdown transaction. On February 5, 2018, with an effective date of February 1, 2018, TEP closed on the transaction by acquiring the remaining 2% membership interest in Pony Express, bringing its aggregate membership interest in Pony Express to 100%, and certain administrative assets consisting primarily of information technology assets, from Tallgrass Development in exchange for cash consideration of approximately $60 million (such transaction, the “Pony Transaction”).

On February 6, 2018, the TEGP Conflicts Committee granted “Special Approval,” as that term is defined in the TEGP Partnership Agreement, and recommended to the TEGP GP Board that the acquisition of Tallgrass Development by TE be approved by the TEGP GP Board. On February 7, 2018, the TEGP GP Board approved the acquisition of Tallgrass Development by TE. Effective February 7, 2018, Tallgrass Development merged into Development Holdco, and as a result of the merger, TE acquired the REX Interest and an additional 5,619,218 TEP Common Units (such transaction, the “REX Transaction”). On that same date, in a joint press release, TEGP and TEP announced the REX Transaction, the Pony Transaction, and that Tallgrass was evaluating potential reorganization alternatives involving TEGP and TEP. The next morning, TEP and TEGP held a conference call to discuss the transactions and the other announcements in the press release.

On February 8, 2018, Mr. Jones contacted Ms. Duckworth by telephone to engage Baker Botts as legal advisor to TEGP for the potential reorganization transaction.

On February 13, 2018, the Tallgrass Boards held a regular joint board meeting in Leawood, Kansas. During the joint portion of the meeting, the Tallgrass Boards discussed the public perception and general environment concerning master limited partnerships with incentive distribution rights structures. Mr. Dehaemers led the Tallgrass Boards in a discussion considering the various structures a possible business combination transaction could take. Senior management of Tallgrass and the Tallgrass Boards also reviewed the possible reorganization transaction announcement made in the February 7, 2018 press release and the expected discussions around the announcement during TEP’s upcoming earnings call. After the joint meeting, the TEGP GP Board and the TEP GP Board each also held a separate meeting on February 13, 2018.

During the meeting of the TEGP GP Board on February 13, 2018, discussions involved potential transaction structures, with a focus on a possible acquisition of TEP using TEGP equity as consideration. The TEGP GP Board considered possible premiums and exchange ratios, as well as the volume weighted average prices of the TEGP Class A Shares and TEP Common Units and the pro forma equity ownership of the combined entity resulting from such an acquisition. The TEGP GP Board discussed the nature of the potential conflict involved with a potential acquisition of TEP, the engagement of a financial advisor for TEGP and the scope of the financial advisor’s services.

During the meeting of the TEP GP Board on February 13, 2018, discussions involved possible acquisition scenarios and transactions involving TEGP and synergies involved in eliminating one of the two public companies maintained by Tallgrass. The TEP GP Board also discussed the conflict of interest that would arise between TEP and TEGP in any possible reorganization transaction, regardless of the ultimate structure of such a transaction, and senior management of Tallgrass suggested that the TEP GP Board consider delegating authority to the existing TEP Conflicts Committee to consider a possible reorganization transaction.

Later in the day on February 13, 2018, Tallgrass held its regularly scheduled earnings call for the fourth quarter of 2017, during which senior management of Tallgrass provided a regular quarterly update and further discussed the announcement made in the February 7, 2018 press release regarding the consideration by Tallgrass of a potential reorganization transaction.

On February 14, 2018, the TEP Conflicts Committee informed Mr. Orloff and Troy Harder of Bracewell that the TEP Conflicts Committee had been advised at a recent TEP GP Board meeting that it could potentially receive an offer from TEGP to acquire all of the outstanding TEP Common Units not owned by TE, in a transaction likely structured as an exchange of TEGP Class A Shares for TEP Common Units. Among other things, Bracewell advised the TEP Conflicts Committee of their basic responsibilities, under the Partnership Agreement and otherwise, with respect to the potential reorganization transaction involving TEP and TEGP, and the TEP Conflicts Committee discussed with Bracewell their preference for engaging Evercore as financial advisor. The TEP Conflicts Committee confirmed the engagement of Bracewell as its legal advisor in connection with the potential transaction. Bracewell was selected by the TEP Conflicts Committee because of its prior work for the TEP Conflicts Committee, its knowledge and familiarity with TEP and the industry in which TEP operates, its experience with mergers and acquisitions, including mergers and acquisitions involving master limited partnerships, and its experience with master limited partnerships generally, among other reasons.

By unanimous written consent dated February 14, 2018, the TEP GP Board (i) affirmed that the members of the TEP Conflicts Committee, Mr. Towner and Mr. Cook, each met the criteria for membership on such committee set forth in the TEP Partnership Agreement, and (ii) authorized and empowered the TEP Conflicts Committee to review, evaluate and negotiate the potential reorganization transaction on behalf of TEP, including its subsidiaries and the TEP Unitholders other than TEP GP and its affiliates (the “Public Unitholders”) for the purpose of providing, if appropriate, Special Approval (pursuant to Section 7.9 of the TEP Partnership Agreement), to make a recommendation to the TEP GP Board whether or not to approve the potential reorganization transaction and to retain its own legal and financial advisors in connection with the potential reorganization transaction.

On February 15, 2018, TEGP received formal proposals from three nationally reputable financial advisors to provide services to TEGP in connection with a potential transaction involving TEP. After the TEGP GP Board and Management considered the various proposals, on February 17, 2018, TEGP selected Barclays Capital, Inc. (“Barclays”) to act as its financial advisor in connection with a potential reorganization transaction based on Barclays’ reputation, experience and familiarity with the Tallgrass businesses and organizational structure.

By letter dated February 20, 2018, the TEP Conflicts Committee engaged Evercore to act as its financial advisor in connection with its evaluation of a potential reorganization transaction between TEGP and TEP. The TEP Conflicts Committee selected Evercore based on its experience with TEP’s assets gained through several prior dropdowns, its experience in the industry in which TEP operates and its mergers and acquisitions experience. In selecting Evercore, the TEP Conflicts Committee was aware of and took into consideration the fact of Evercore’s recent engagement by the TEGP Conflicts Committee with respect to the REX Transaction, and that such engagement was of a one-off nature and would not impact Evercore’s ability to serve as an independent financial advisor to the TEP Conflicts Committee.

By letter dated February 21, 2018, the TEP Conflicts Committee engaged Morris Nichols, Arsht & Tunnell LLP (“Morris Nichols”) to act as its Delaware counsel in connection with the potential reorganization transaction.

On February 21, 2018, the TEGP GP Board held a special telephonic board meeting at which Barclays gave a presentation. After the presentation, Barclays left the meeting and the members of the TEGP GP Board and Management discussed the terms of a possible non-binding offer to acquire TEP. At the conclusion of the special meeting, the TEGP GP Board unanimously approved resolutions authorizing TEGP to deliver a non-binding proposal to TEP contemplating the acquisition by TEGP of all of the outstanding TEP Common Units, other than TEP Common Units held by TE or its affiliates, at a fixed exchange ratio of 1.9 TEGP Class A Shares for each such TEP Common Unit. Following the authorization by the TEGP GP Board, TEGP GP delivered such non-binding proposal to TEP and the TEP Conflicts Committee.

By letter dated February 21, 2018, TEGP engaged Richards, Layton & Finger, P.A. (“RLF”) to act as its Delaware counsel in connection with the potential reorganization transaction.

On February 28, 2018, representatives of Baker Botts and Barclays, as well as Mr. Jones, Mr. Nonnemaker and Zach Rider of Tallgrass, held a telephonic meeting to discuss several aspects of the U.S. federal income tax treatment resulting from a potential reorganization transaction.

On March 2, 2018, a telephonic meeting was held between representatives of Baker Botts, representatives of RLF and Mr. Jones to discuss comments to the initial draft of the Merger Agreement prepared by Baker Botts, after which Mr. Jones and Mr. Nonnemaker discussed various provisions of the draft Merger Agreement, including insurance, U.S. federal income tax and termination rights, with members of Management. Later on March 2, 2018, Baker Botts emailed an initial draft of the Merger Agreement to Bracewell.

On March 5, 2018, Management provided certain financial projections to the TEP Conflicts Committee and its advisors, Bracewell and Evercore. The financial projections outlined, among other things, (i) projected Adjusted EBITDA and distributable cash flow for TEP on a standalone basis, and (ii) projected Tallgrass Energy Adjusted EBITDA and distributable cash flow on a pro forma basis, assuming consummation of the proposed transaction at the exchange ratio contemplated in TEGP’s initial proposal.

On March 6, 2018, the TEP Conflicts Committee met telephonically, together with representatives of Bracewell and Evercore, to discuss initial reactions to TEGP’s proposal and outline the process of the TEP Conflicts Committee’s consideration of such proposal. Before representatives of Evercore joined the meeting, Bracewell again reviewed for the TEP Conflicts Committee its applicable duties and the legal framework in which to consider TEGP’s proposal.

On March 7, 2018, representatives of Bracewell and Morris Nichols held a conference call to discuss initial comments to the draft of the Merger Agreement received from Baker Botts.

On March 8, 2018, Tallgrass held a meeting in Leawood, Kansas, at which Management, each of the members of the TEP Conflicts Committee and representatives of Evercore, Baker Botts and Bracewell were present, as well as TEP GP Board and TEGP GP Board member Jeffrey Ball, TEGP GP Board member W. Curtis Koutelas and representatives of Barclays, each participating telephonically. At the meeting, Mr. Dehaemers first provided a detailed analysis of the U.S. federal income tax effects of the proposed transaction to the TEP Unitholders. Next, Management gave a presentation to the TEP Conflicts Committee based on materials previously provided to the attendees, including the proposed terms of the transaction, the rationale and expected benefits of the proposed transaction and the resulting combined company, and an overview of TEGP’s financial analysis and projections. During the presentation, Management responded to various questions of the TEP Conflicts Committee and Evercore regarding the prepared materials. Following the presentation, Mr. Dehaemers, Mr. Brauchle and Matt Sheehy of Tallgrass responded to questions from the TEP Conflicts Committee and Evercore regarding certain projected financial information, including expected capital expenditures and organic growth projects, recontracting efforts and operational updates, and expected U.S. federal income tax impacts of the proposed transaction.

Also on March 8, 2018, immediately following adjournment of the meeting with Management, the TEP Conflicts Committee held a separate meeting with representatives of Evercore and Bracewell to discuss the presentation provided by Management. Later, representatives of Baker Botts and Bracewell, as well as Mr. Jones and Mr. Nonnemaker, discussed Bracewell’s initial comments to and questions regarding the draft Merger Agreement previously distributed by Baker Botts. Thereafter, representatives of Bracewell summarized these discussions for the TEP Conflicts Committee and received general guidance with which to respond. On March 8 and 13, 2018, Management provided Evercore with requested additional detail of the U.S. federal income tax effects of the proposed transaction.

On March 10, 2018, Bracewell provided written comments to the draft Merger Agreement that was distributed by Baker Botts, as well as an initial draft of a Support Agreement, the substance of which was raised at the March 8, 2018 meeting of counsel. Bracewell’s draft of the Merger Agreement included, among other changes, (i) the approval of a majority of the Public Unitholders as a closing condition, (ii) additional restrictions on TEGP’s business conduct pending closing of the Merger, (iii) the ability of the TEP Conflicts Committee to make an adverse recommendation change in connection with certain intervening events other than the receipt of an alternative proposal, (iv) a termination fee in the event TEGP terminates the Merger Agreement as a result of its pursuit of an alternative proposal, and (v) a requirement that all amendments, consents, waivers and decisions on behalf of TEP under the Merger Agreement be approved or made by the TEP Conflicts Committee.

On March 12, 2018, Baker Botts held a telephonic meeting with Mr. Jones and Mr. Nonnemaker to discuss Bracewell’s comments to the Merger Agreement, particularly with respect to the rights of the TEP Conflicts Committee and TEP GP Board, on the one hand, and TEGP, on the other hand, relating to alternative proposals and potential termination fees payable by both TEP and TEGP. Additionally, representatives of Baker Botts, Mr. Jones and Mr. Nonnemaker discussed other open comments, including the addition of several covenants restricting the conduct by TEGP of its business and the businesses of members of the TEGP Group prior to the Effective Date, noting that TEGP was generally comfortable with those restrictions, provided that language be added to carve out specific activities and transactions in which members of the TEGP Group are likely to engage in the ordinary course and otherwise prior to the Effective Date.

On March 13, 2018, Mr. Rider provided Evercore with requested additional detail on TEGP’s tax shield analysis.

On March 13 and March 14, 2018, representatives of Baker Botts and representatives of RLF conferenced telephonically and by email regarding the scope of the rights of the various parties in connection with alternative proposals.

On March 14, 2018, Baker Botts sent a revised draft of the Merger Agreement to Bracewell. The revised draft Merger Agreement, among other things, (i) rejected the closing condition requiring the approval of a majority of the Public Unitholders, (ii) accepted certain of the additional restrictions on TEGP’s business conduct pending closing of the Merger, (iii) included a termination fee payable by either TEGP or TEP in the event that the Merger Agreement is terminated as a result of such party’s pursuit of an alternative proposal, and (iv) provided that all consents, waivers, approvals and decisions on behalf of TEP under the Merger Agreement may be made by the TEP GP Board, after seeking recommendation from the TEP Conflicts Committee. Bracewell shared and discussed the revised draft of the Merger Agreement with Morris Nichols.

On March 15, 2018, the TEP Conflicts Committee held a telephonic meeting, also attended by representatives of Bracewell and Evercore. At the meeting, representatives of Evercore presented Evercore’s preliminary analysis of the financial terms of TEGP’s proposal, based on the financial projections received from Management. During the presentation Evercore provided, among other things: (i) a summary of the proposed transaction; (ii) a situational overview of TEP and TEGP, including a summary of their operations and assets; (iii) a summary of the financial projections prepared by Management, including their underlying assumptions; (iv) a preliminary valuation of the TEP Common Units and TEGP Class A Shares, including a discounted distribution analysis, a peer group trading analysis and a precedent transactions analysis, in each case utilizing the financial projections prepared by Management; (v) an analysis of the proposed exchange ratio; and (vi) an analysis of the pro forma financial impact of the proposed transaction to TEP and TEGP, utilizing the financial projections prepared by Management. During the presentation, the TEP Conflicts Committee asked, and representatives of Evercore answered, questions with respect to Evercore’s preliminary financial analysis. Following Evercore’s presentation, representatives of Bracewell provided the TEP Conflicts Committee with an overview of the revised draft of the Merger Agreement and discussed certain negotiation points and suggested revisions. Following further discussion, the TEP Conflicts Committee directed Bracewell to provide a revised draft of the Merger Agreement to Baker Botts.

Later on March 15, 2018, Mr. Jones and representatives of Baker Botts, RLF and Bracewell held a telephonic meeting at which they discussed unresolved deal points and terms of the Merger Agreement, including

(i) that the TEP Conflicts Committee was not willing to agree that TEP pay a termination fee in connection with a change of the TEP Conflicts Committee’s or the TEP GP Board’s recommendation to TEP Unitholders, (ii) that TEGP was not willing to agree to require approval of a majority of the Public Unitholders as a condition to closing the Transactions, (iii) the importance to the TEP Conflicts Committee of provisions permitting it to make decisions relating to the Merger Agreement and the Transactions on behalf of TEP and (iv) Bracewell’s suggestion that the Merger Agreement include an obligation of TEGP to indemnify and advance expenses to officers and directors of TEP GP, TEP and its subsidiaries that would be consistent with customary terms in merger agreements in similar transactions. Also during this telephonic meeting, Mr. Jones and representatives of Baker Botts, RLF and Bracewell discussed Baker Botts’s intention to revise Bracewell’s draft of the Support Agreement to align more closely with customary terms in support agreements in similar transactions. Following this telephonic meeting, on March 16, 2018, Bracewell emailed a revised draft of the Merger Agreement to Baker Botts, which Baker Botts forwarded to TEGP.

Also on March 15, 2018, the TEP Conflicts Committee met telephonically with Mr. Dehaemers and advised him that the TEP Conflicts Committee believed the Public Unitholders should receive a higher exchange ratio and proposed an exchange ratio of 2.10, noting that the transaction was expected to be taxable to the Public Unitholders. The TEP Conflicts Committee was also concerned that, when considered in light of TEGP’s 2018 distribution guidance, the conversion ratio proposed by TEGP appeared to result in TEP Unitholders receiving less cash from TEGP in 2018 than such TEP Unitholders would receive from TEP if the Merger was not consummated. In response, Mr. Dehaemers proposed an exchange ratio of 1.95 on behalf of TEGP. He also indicated that Management would support an acceleration of the previously announced increase in distributions at TEGP to address the 2018 distribution concerns raised by the TEP Conflicts Committee. Mr. Dehaemers followed up on March 16, 2018 by emailing the members of the TEP Conflicts Committee with information regarding the proposed exchange ratio and expected distribution growth at TEP and TEGP. The TEP Conflicts Committee subsequently updated Bracewell and Evercore of the revised proposal and the status of its ongoing negotiations.

Later on March 16, 2018, the TEP Conflicts Committee countered with a proposed exchange ratio of 2.06. Following discussion, Mr. Dehaemers, on behalf of TEGP, proposed an exchange ratio of 1.98.

Also on March 16, 2018, Bracewell held a conference call with Morris Nichols to discuss the draft of the Merger Agreement, and subsequently sent a revised draft of the Merger Agreement to Baker Botts that contemplated, among other things, (i) the approval of a majority of the Public Unitholders as a closing condition, (ii) the removal of a provision requiring TEP to pay a termination fee in the event of a change in the TEP Conflicts Committee’s recommendation, and (iii) a requirement that any termination fee paid to TEP by TEGP be paid to the Public Unitholders by a special distribution.

On March 17, 2018, during a telephonic meeting, Mr. Dehaemers and Mr. Cook discussed and negotiated various deal points and terms of the Merger Agreement that had been identified to Mr. Cook by Bracewell.

On March 18, 2018, representatives of Baker Botts and Bracewell held a conference call to discuss the revised draft of the Merger Agreement and the initial draft of the Support Agreement prepared by Bracewell, as well as changes to the structure of the potential transaction proposed by Baker Botts to enable completion of the potential transaction within the existing requirements of the Tallgrass credit agreements. During these discussions, Baker Botts explained that, subject to certain conditions, TEGP was willing to accept the TEP Conflicts Committee’s proposal that, in lieu of paying a termination fee, TEP reimburse TEGP for its expenses, subject to a cap, in connection with the Merger Agreement if the TEP GP Board or TEP Conflicts Committee changed its recommendation to the TEP Unitholders in connection with a superior alternative proposal.

Also on March 18, 2018, Mr. Towner emailed Mr. Dehaemers, copying Mr. Cook, analyses prepared by Evercore of accretion and the internal rate of return for TEP Unitholders who acquired TEP Common Units at various dates since the TEP initial public offering. In response to Mr. Towner’s email, Mr. Dehaemers, Mr. Jones, Mr. Towner and Mr. Cook engaged in discussions on March 19, 2018, during which Mr. Dehaemers modified TEGP’s offer to increase the exchange ratio to 2.0 TEGP Class A Shares for each TEP Public Unit, indicating that it was TEGP’s last and final offer. During these discussions, the individuals also discussed the impact of the newly adopted FERC policy on U.S. federal income tax allowances for master limited partnerships and the trading market for TEP’s and TEGP’s public securities.

On March 19, 2018, representatives of Bracewell held a conference call with Morris Nichols to discuss matters related to the draft Merger Agreement, as well as the changes to the structure of the potential transaction proposed by Baker Botts.

Also on March 18 and March 19, 2018, Mr. Jones, Mr. Nonnemaker and representatives of Baker Botts held telephonic meetings to discuss TEGP’s response to Bracewell’s draft of the Merger Agreement distributed on March 16, 2018 and Baker Botts’ proposed revised draft of the Support Agreement. Participants in the telephonic meeting discussed the appropriate threshold for TEGP’s termination fee, the structure and level of such termination fees in similar transactions and potential alternatives to payment of any such termination fee in cash, including IDR reductions.

On March 20, 2018, the TEP Conflicts Committee held a telephonic meeting, also attended by representatives of Bracewell and Evercore. At the meeting, the TEP Conflicts Committee provided updates to Bracewell and Evercore as to the status of its ongoing negotiations with Management.

Later on March 20, 2018, the TEP Conflicts Committee held a telephonic meeting with Mr. Dehaemers, Mr. Jones and Mr. Brauchle, and representatives of Evercore, Bracewell and Baker Botts, for the purpose of discussing the recently announced changes to FERC policy regarding U.S. federal income tax allowance cost recovery for master limited partnerships and the analysis of the effect of the proposed transaction under various finance documents, including the Tallgrass credit agreements. Mr. Dehaemers and Mr. Brauchle discussed Management’s preliminary assessment of the potential impact of the FERC tax policy changes to the operations and financial results of TEP and TEGP, confirming the public response previously made by Tallgrass in a press release on March 15, 2018, that any such impact was expected to be immaterial. Mr. Jones and representatives of Baker Botts discussed their analysis of the potential transaction under the Tallgrass credit agreements and responded to questions from Bracewell.

On March 21, 2018, Mr. Jones distributed a revised draft of the Merger Agreement and the Support Agreement to Bracewell with the caveat that TEGP’s acceptance of certain provisions proposed by Bracewell was subject to the currently proposed exchange ratio of 2.0 TEGP Class A shares for each TEP Public Unit. The revised draft of the Merger Agreement, among other things, (i) accepted the removal of the provision requiring TEP to pay a termination fee in the event of a change in the TEP Conflicts Committee’s recommendation, (ii) rejected the closing condition requiring approval by a majority of the Public Unitholders and (iii) rejected the requirement that any termination fee paid to TEP by TEGP be paid to the Public Unitholders by a special distribution.

Also on March 21, 2018, Mr. Jones and Mr. Brauchle responded in a telephone call to questions from Mr. Towner regarding the distribution growth profile of the combined entity following the Transactions and of the existing TEP Unitholders.

On March 22, 2018, Mr. Towner and Mr. Cook discussed with Mr. Jones and Mr. Brauchle a summary of Tallgrass’s expected operating performance and distribution strategy for 2018, prepared by Mr. Towner using budget information provided by Management at a previous TEP GP Board meeting.

Also on March 22, 2018, Mr. Jones and representatives of Bracewell and Baker Botts held a telephonic meeting at which they discussed unresolved deal points and terms of the Merger Agreement and the Support Agreement. Following the meeting, Bracewell distributed a revised draft of the Merger Agreement and the Support Agreement.

Also on March 22, 2018, Mr. Dehaemers and Mr. Brauchle engaged in discussions with Mr. Towner and Mr. Cook regarding the proposed exchange ratio. Mr. Towner and Mr. Cook first asked if the exchange ratio could be improved to 2.03, and Mr. Dehaemers responded that the highest exchange ratio TEGP would offer was 2.0. Later on March 22, 2018, Mr. Towner and Mr. Cook countered with a proposed exchange ratio of 2.01, and in response Mr. Dehaemers again reaffirmed TEGP’s prior offer of 2.0.

On March 23, 2018, Mr. Jones and representatives of Baker Botts held a telephonic meeting with representatives of Bracewell to discuss and negotiate any unresolved terms of the Merger Agreement and the Support Agreement. At the meeting, it was determined that, subject to reaching agreement on the exchange ratio, the final Merger Agreement would, among other things, (i) not include a closing condition requiring approval by a majority of the Public Unitholders and (ii) provide that any termination fee paid by TEGP would be paid to TEP, rather than to the Public Unitholders. It was also determined that, subject to reaching agreement on the exchange ratio, the final Support Agreement would include, among other things, a provision restricting the transfer of any equity securities of TEP by TEGP or its affiliates until completion of the Merger.

Over the course of March 23 to March 26, 2018, representatives of the various parties and the TEP Conflicts Committee finalized documentation and discussed the anticipated TEP and TEGP distributions for the first quarter of 2018. On March 26, 2018, the TEP Conflicts Committee again suggested a 2.01 exchange ratio to Mr. Dehaemers, who reaffirmed that TEGP’s offer of a 2.0 exchange ratio was the last and final offer. Also on March 26, 2018, the TEGP GP Board and the TEP GP Board each approved distributions to the TEGP Shareholders and the TEP Unitholders, respectively, for the first quarter of 2018 in the amounts previously discussed between Management and the TEP Conflicts Committee.

On March 26, 2018, the TEP Conflicts Committee met twice with representatives of Evercore and Bracewell. At the first meeting, the TEP Conflicts Committee received a presentation from Evercore with respect to the potential transaction and discussed Evercore’s financial analysis of the transaction and the updates to its analysis. At the second meeting, Bracewell summarized the terms of the Merger Agreement, the Support Agreement and certain of the transactions to be completed following the closing of the Transactions, as further described in the section entitled “Post Merger Governance and Management—Post-Closing Transactions” and referred to as the “Post-Closing Transactions,” for the TEP Conflicts Committee, including an update regarding the revised language in the Merger Agreement to provide that the TEGP GP Board could not revise a distribution announced on or before the date the Merger Agreement is executed. Bracewell also reminded the TEP Conflicts Committee of its applicable duties with respect to the transaction. Evercore then confirmed that there were no material changes to the financial analysis it presented to the TEP Conflicts Committee earlier in the day. At the TEP Conflicts Committee’s request, Evercore orally delivered its opinion (which was subsequently confirmed in writing) that, subject to the assumptions, procedures, qualifications and limitations to be set forth in the written opinion, the Exchange Ratio is fair, from a financial point of view, to the Public Unitholders. Thereafter, the TEP Conflicts Committee unanimously (i) determined that the Merger Agreement, the Support Agreement and the Transactions are fair to, and in the best interests of, TEP, including its subsidiaries and the Public Unitholders, (ii) approved the Transactions, including the Merger, such approval constituting “Special Approval” pursuant to Section 7.9(a) of the TEP Partnership Agreement, (iii) recommended to the TEP GP Board that the TEP GP Board approve the Merger and consummate the Transactions on the terms set forth in the Merger Agreement, (iv) recommended to the TEP Unitholders that the TEP Unitholders approve the Merger Agreement and the Transactions and (v) approved certain of the documents relating to the Post-Closing Transactions.

Promptly after the TEP Conflicts Committee meeting, the TEP GP Board held a meeting to review the final changes to the proposed transaction documents. After reviewing the final terms of the proposed transactions, the TEP Conflicts Committee members reported (i) that Evercore had orally delivered its opinion (which was subsequently confirmed in writing) to the TEP Conflicts Committee that, subject to the assumptions, procedures, qualifications and limitations to be set forth in the written opinion, the Exchange Ratio is fair, from a financial point of view, to the Public Unitholders, and (ii) that, based in part on the fairness opinion of Evercore, the TEP Conflicts Committee had granted their Special Approval and had approved the resolutions described in the preceding paragraph. Thereafter, the members of the TEP GP Board unanimously approved the Transactions, including the Merger, and recommended that the TEP Unitholders vote in favor of the Transactions, including the Merger. The members of the TEP GP Board also approved ancillary matters related to the Transactions, including certain of the Post-Closing Transactions.

Also on March 26, 2018, the TEGP GP Board held a meeting to review the final terms of the proposed transactions. Thereafter, the members of the TEGP GP Board unanimously determined that the Merger Agreement and the Transactions are in the best interests of TEGP and TEGP’s limited partners and approved the Merger Agreement and the Transactions, including the issuance of TEGP Class A Shares in connection with the Merger. The members of the TEGP GP Board also approved ancillary matters related to the Transactions, including the Post-Closing Transactions.

Thereafter, on March 26, 2018, the parties executed the Merger Agreement and the Support Agreement and issued a joint press release announcing the Transactions.

Reasons for the TEP Conflicts Committee’s Recommendation

By vote at a meeting of the TEP Conflicts Committee on March 26, 2018, the TEP Conflicts Committee unanimously determined that the Merger Agreement and the transactions contemplated by the Merger Agreement are fair to, and in the best interests of, TEP, including its subsidiaries and the TEP Unitholders other than TEP GP and its affiliates (the “Public Unitholders”), and recommended to the TEP GP Board that it be approved, whereupon it would be recommended to the TEP Unitholders for approval. In evaluating the Merger Agreement and the transactions contemplated thereby, the TEP Conflicts Committee considered information supplied by management of TEGP and TEP, consulted with its legal and financial advisors, and considered a number of factors in reaching its determination, approval and recommendation. The TEP Conflicts Committee also consulted with its legal counsel regarding its duties and obligations.

In the course of determining that the Merger Agreement and the transactions contemplated by the Merger Agreement are fair to, and in the best interests of, TEP, including its subsidiaries and the Public Unitholders, the TEP Conflicts Committee considered, in addition to the matters discussed under “—Background of the Merger,” the following factors, each of which the TEP Conflicts Committee believes supports its decision:

•	The Exchange Ratio represents an implied market value of $35.42 per TEP Common Unit based on the closing price of TEGP Class A Shares on March 26, 2018 (the last trading day before the public announcement of the Merger), and represents an implied premium of 0.6% to the closing price of TEP Common Units on March 26, 2018 and 4.4% to the 30-trading day volume-weighted average prices of TEP Common Units and TEGP Class A Shares for the period ended on March 26, 2018.

•	The TEGP GP Board’s approval, prior to the execution of the Merger Agreement, of an increase in quarterly distributions on its Class A Shares for the quarter ended March 31, 2018 to $0.4875 per share, which based on the Exchange Ratio, will result in no change to the TEP distribution level for the quarter ended March 31, 2018.

•	The financial analyses prepared by Evercore, as financial advisor to the TEP Conflicts Committee, and the oral opinion of Evercore delivered to the TEP Conflicts Committee on March 26, 2018 and subsequently confirmed in writing, that, based upon and subject to the factors, procedures, assumptions, qualifications, limitations and other matters set forth in its written opinion (as more fully described below under “—Opinion of Evercore—Financial Advisor to the TEP Conflicts Committee”), the Exchange Ratio was fair, from a financial point of view, to the Public Unitholders.

•	Through negotiation, the TEP Conflicts Committee was able to increase the Exchange Ratio by 5.3%, which, in the aggregate, represents a 1.1% increase in the pro forma ownership of TEGP by former holders of TEP Public Units as compared to what was first proposed by TEGP on February 21, 2018.

•

The TEP Conflicts Committee’s belief that the combination of the Merger Consideration and the increase in TEGP’s quarterly distributions represented the highest consideration that could be obtained from a potential business combination transaction with TEGP, that the Merger was more favorable to the Public Unitholders than continuing to hold TEP Common Units, and that the Merger presents the best available opportunity to maximize value for Public Unitholders.

•	The Merger eliminates the potential burden on TEP’s cost of capital resulting from the IDRs payable to TEP GP, which could from time to time make it more challenging for TEP to pursue accretive acquisitions and relatively more expensive to fund its capital program. As a result, the Merger is expected to provide Public Unitholders with equity ownership in an entity with a substantially lower cost of capital, which is expected to provide greater ability to pursue accretive capital projects and acquisitions.

•	The Merger will provide Public Unitholders with equity ownership in a combined company that is anticipated to have certain benefits as compared to TEP on a standalone basis:

•	The combined company is anticipated to have stronger coverage with respect to distributions, which is expected to result in (i) greater market confidence, (ii) an enhanced outlook for distribution growth and (iii) better positioning for varying and uncertain industry and commodity pricing environments.

•	The combined company is anticipated to be capable of pursuing larger and more meaningful growth opportunities than could have been pursued by TEP alone.

•	The combined company is anticipated to have an improved credit profile.

•	The combined company will operate under a simplified corporate structure which will eliminate potential conflicts of interest between TEGP and TEP.

•	The combined company is anticipated to experience cost savings and other efficiencies, including reduced SEC filing requirements and other cost savings as a result of maintaining one public company rather than two.

•	The combination of the increase in TEP quarterly distributions to $0.975 per unit, and the terms and conditions of the Merger Agreement that allow TEP to continue to pay its regular quarterly distributions prior to the consummation of the Merger.

•	The Exchange Ratio provided for pursuant to the Merger Agreement is fixed and therefore the implied value of the consideration payable to the Public Unitholders will increase in the event the market price of TEGP Class A Shares increases relative to the market price of TEP Common Units prior to closing of the Merger.

•	TEGP’s status as an entity taxed as a corporation provides a number of potential benefits to TEP’s Public Unitholders relative to TEP’s master limited partnership structure, including that entities taxed as corporations generally attract a broader set of investors as compared to master limited partnerships because, for example certain types of institutional investors face prohibitions or limitations with respect to investing in entities other than entities taxed as corporations.

In addition, the TEP Conflicts Committee considered a number of factors relating to the procedural safeguards involved in the negotiation of the Merger Agreement, including those discussed below, each of which supported its determination with respect to the Merger:

•	Each of the members of the TEP Conflicts Committee satisfies the requirements for serving on the TEP Conflicts Committee as required under the TEP Partnership Agreement, including the requirement that all members of the TEP Conflicts Committee be independent directors.

•	The TEP Conflicts Committee selected and retained its own legal and financial advisors with knowledge and experience with respect to public merger and acquisition transactions, master limited partnerships, TEP’s industry generally, and TEP particularly, as well as substantial experience advising master limited partnerships and other companies with respect to transactions similar to the Merger.

•	The members of the TEP Conflicts Committee would not personally benefit from completion of the Merger in a manner different from the Public Unitholders.

•	The TEP Conflicts Committee members received no separate compensation for serving on the TEP Conflicts Committee in connection with its consideration of the Merger other than the annual compensation paid to such members as described in TEP’s Annual Report on Form 10-K for the year ended December 31, 2017, which is incorporated by reference into this proxy statement/prospectus.

•	The terms and conditions of the Merger Agreement were determined through arm’s length negotiations between the TEP Conflicts Committee and TEGP and their respective representatives and advisors.

•	The TEP Conflicts Committee had no obligation to approve or recommend any transaction.

•	Without the consent of the TEP Conflicts Committee, neither the TEP GP Board nor any member of the TEGP Group would be able to eliminate the TEP Conflicts Committee, revoke or diminish its authority or remove or cause the removal of any director that is a member of the TEP Conflicts Committee.

•	Prior to approval of the Merger Agreement by the TEP Unitholders, the Merger Agreement affords the TEP Conflicts Committee flexibility to consider and evaluate superior proposals, and to change its recommendation in response to any such proposals, as follows:

•	On behalf of TEP, the TEP GP Board, is permitted, subject to certain limitations, to enter into or participate in discussions or negotiations with, or furnish information to, any person in response to an unsolicited written acquisition proposal for TEP, if either or both of the TEP GP Board or the TEP Conflicts Committee, after consultation with outside legal counsel and financial advisors, determines in good faith (i) that such acquisition proposal constitutes or is reasonably likely to result in, a proposal that, if consummated, would be more favorable to the Public Unitholders than the Merger, or (ii) that failure to enter into discussions or negotiations with, or furnish information to, any such person would be inconsistent with their respective duties to the TEP Unitholders.

•	The TEP Conflicts Committee is permitted, subject to certain limitations, to change its recommendation that the TEP Unitholders approve the Merger Agreement if (i) failure to do so would be inconsistent with its duties to the TEP Unitholders and (ii) such change in recommendation occurs in response to receipt of a proposal that, if consummated, would be more favorable to the Public Unitholders than the Merger.

In the course of reaching the determinations and making the recommendation described above, the TEP Conflicts Committee considered the following risks and potentially negative factors related to the Merger Agreement and the transactions contemplated by the Merger Agreement:

•	The Merger will be a taxable transaction to the Public Unitholders for U.S. federal income tax purposes, and the Public Unitholders will receive no cash consideration with which to pay any potential U.S. federal income tax liability resulting from the Merger.

•	The U.S. federal income tax treatment of owning and disposing of TEGP Class A Shares received in the Merger will be different than the U.S. federal income tax treatment of owning and disposing of TEP Common Units, including that the income of the resulting combined entity will eventually be subject to double taxation (at the combined company level and shareholder level) for U.S. federal income tax purposes, while income of TEP is currently subject to only one level of tax (at the unitholder level).

•	As a result of the announcement of and market speculation regarding a possible simplification transaction that might involve TEGP acquiring TEP, the recent trading price ratio of TEGP Class A Shares to TEP Common Units was depressed, which among other things, would negatively impact the premium for TEP Common Units implied by the Exchange Ratio.

•	The Exchange Ratio is fixed and therefore the implied value of the consideration payable to the Public Unitholders will decrease in the event the market price of TEGP Class A Shares decreases relative to the market price of TEP Common Units prior to the closing of the Merger.

•	The TEP Conflicts Committee was not authorized to and did not conduct an auction process or other solicitation of interest from third parties for the acquisition of TEP. Since TEGP indirectly controls TEP, the TEP Conflicts Committee believed that it was unrealistic to expect an unsolicited third-party acquisition proposal to acquire assets or control of TEP, and it was unlikely that the TEP Conflicts Committee could conduct a meaningful process to solicit interest in the acquisition of assets or control of TEP.

•	Because the Merger Agreement can be approved by a majority of the outstanding TEP Common Units entitled to vote at the TEP Unitholder Meeting, and TE owns approximately 35.0% of the outstanding TEP Common Units, the affirmative vote of the holders of TEP Public Units holding approximately only 15.1% of the total outstanding TEP Common Units entitled to vote at the TEP Unitholder Meeting will be required to approve the Merger Agreement.

•	The Merger Agreement’s limitations on the TEP Conflicts Committee’s ability to solicit or knowingly encourage other offers, and the conditions it places on the TEP Conflicts Committee’s ability to negotiate or discuss alternative proposals with third parties, to change the recommendation of the TEP GP Board that TEP Unitholders vote to approve the Merger Agreement or to terminate the Merger Agreement to accept a superior proposal.

•	TEP has incurred and will continue to incur significant transaction costs and expenses in connection with the proposed Merger, whether or not the Merger is completed.

•	There is risk that the potential benefits expected to be realized in the Merger might not be fully realized, or might not be realized within the expected time period.

•	The Merger may not be completed in a timely manner, or at all, which could result in significant costs and disruption to TEP’s normal business or negatively impact the trading price of TEP Common Units.

•	TEP Unitholders are not entitled to appraisal rights under the Merger Agreement, the TEP Partnership Agreement or Delaware law.

•	TEP Unitholders will be foregoing any potential benefits that could be realized by remaining common unitholders of a standalone entity.

•	TEGP Class A Shares may not trade at expected valuations.

•	The resulting combined company may not achieve its projected financial results.

•	Litigation may be commenced in connection with the Merger, and such litigation may increase costs and result in a diversion of management focus.

•	Some of TEP GP’s directors and executive officers have interests in the Merger that are different from, or in addition to, those of the Public Unitholders.

•	The risks of the type and nature described under the heading “Cautionary Statement Regarding Forward-Looking Statements” in this proxy statement/prospectus and under the heading “Risk Factors” in the TEP Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent reports it files under the Exchange Act. See “Where You Can Find More Information.”

The TEP Conflicts Committee considered all of the foregoing factors as a whole and, on balance, concluded that they supported a determination to approve the Merger Agreement. The foregoing discussion of the information and factors considered by the TEP Conflicts Committee includes the material factors, but is not exhaustive. In view of the wide variety of factors considered by the TEP Conflicts Committee in connection with its evaluation of the proposed Merger and the complexity of these matters, the TEP Conflicts Committee did not consider it practical to, and did not attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The TEP Conflicts Committee evaluated the factors described above, among others, and reached a consensus that the Merger Agreement is fair to, and in the best interests of, TEP, including its subsidiaries and the Public Unitholders. In considering the factors described above, and any other factors, individual members of the TEP Conflicts Committee may have viewed factors differently or given weight or merit to different factors. The TEP Conflicts Committee approved the Merger Agreement and recommended it to the TEP GP Board based on the totality of the information presented to and considered by it.

In considering the approval of the Merger Agreement by the TEP Conflicts Committee, you should be aware that TEP GP’s executive officers and directors have interests in the proposed Merger that may be different from, or in addition to, the interests of TEP Unitholders generally. The TEP Conflicts Committee was aware of these interests and considered them when approving the Merger Agreement. See “Certain Relationships; Interests of Certain Persons in the Merger—Interests of Directors and Executive Officers in the Merger.”

The explanation of the reasoning of the TEP Conflicts Committee and certain information presented in this section are forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”

Opinion of Evercore—Financial Advisor to the TEP Conflicts Committee

The TEP Conflicts Committee retained Evercore to act as its financial advisor in connection with evaluating the Merger. The TEP Conflicts Committee engaged Evercore based on its qualifications, experience and reputation. Evercore is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses in connection with mergers and acquisitions, leveraged buyouts, competitive biddings, private placements and valuations for corporate and other purposes. On March 26, 2018, at a meeting of the TEP Conflicts Committee, Evercore rendered its oral opinion, subsequently confirmed by delivery of a written opinion, that, as of March 26, 2018 and based upon and subject to the factors, procedures, assumptions, qualifications, limitations and other matters set forth in its written opinion, the Exchange Ratio was fair, from a financial point of view, to the TEP Unaffiliated Unitholders.

The full text of the written opinion of Evercore, dated as of March 26, 2018, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached hereto as Annex C and is incorporated by reference in its entirety into this proxy statement/prospectus. You are urged to read Evercore’s opinion carefully and in its entirety. Evercore’s opinion was addressed to, and provided information for the benefit of, the TEP Conflicts Committee in connection with its evaluation of the fairness of the Exchange Ratio to the TEP Unaffiliated Unitholders, and did not address any other aspects or implications of the Merger. Evercore’s opinion should not be construed as creating any fiduciary duty on Evercore’s part to any party and such opinion is not intended to be, and does not constitute, a recommendation to the TEP Conflicts Committee or to any other persons in respect of the Merger, including as to how any TEP Common Unitholder should act or vote in respect of the Merger. The summary of the Evercore opinion set forth herein is qualified in its entirety by reference to the full text of the opinion included as Annex C. Evercore’s opinion speaks as of the date rendered, and Evercore has no obligation to update, revise or reaffirm its opinion.

In connection with rendering its opinion and performing its related financial analysis, Evercore, among other things:

•	reviewed certain publicly-available historical operating and financial information relating to TEGP and TEP that Evercore deemed relevant, including the Annual Report on Form 10-K for the year ended December 31, 2017 and certain Current Reports on Form 8-K, in each case as filed with or furnished to the SEC by TEGP and TEP since January 1, 2018;

•	reviewed certain non-public historical financial and operating data and assumptions relating to TEP and TEGP, as prepared and furnished to Evercore by management of TEP and TEGP;

•	reviewed certain non-public projected financial and operating data and assumptions relating to TEP and TEGP, as prepared and furnished to Evercore by management of TEP and TEGP;

•	discussed the current operations of TEGP and TEP and the historical and projected financial and operating data and assumptions relating to TEGP and to TEP with management of TEGP and TEP (including management’s views of the risks and uncertainties of achieving such projections);

•	reviewed publicly-available research analyst estimates for TEGP’s and TEP’s future financial performance on a standalone basis;

•	performed discounted distribution analysis on TEGP and TEP based on forecasts and other data provided by management of TEGP and TEP;

•	compared the trading performance of TEGP and TEP utilizing forecasts and other data provided by management of TEGP and TEP with the trading performance (including equity market trading multiples) of public issuers that Evercore deemed relevant;

•	reviewed the financial metrics of certain historical transactions that Evercore deemed relevant and compared them to the forecasts and other data provided by management of TEGP and TEP;

•	reviewed the premiums paid in certain historical transactions that Evercore deemed relevant and compared such premiums to those implied by the Merger;

•	reviewed certain commercial agreements relating to certain growth projects of TEGP and TEP;

•	reviewed the draft Merger Agreement dated March 26, 2018; and

•	performed such other analyses and examinations, reviewed such other information and considered such other factors that Evercore deemed appropriate.

For purposes of Evercore’s analysis and opinion, Evercore assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly-available and all of the information supplied or otherwise made available to, discussed with, or reviewed by Evercore and upon the assurances of the management of TEGP and TEP that they are not aware of any relevant information that has been omitted or that remains undisclosed to Evercore, and Evercore assumes no liability therefor. With respect to the TEP financial projections, Evercore assumed that such data had been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of TEP and TEGP as to the future financial performance of TEP and TEGP, as applicable, under the assumptions therein. In particular, with respect to the FERC’s response to a federal court remand on March 15, 2018 that pipelines owned by master limited partnerships will no longer be able to include income taxes in determining cost of service rates, Evercore relied on TEP and TEGP management’s statements that management expects such change in regulatory rate making will have an immaterial impact on the future financial performance of TEP and TEGP. Evercore expressed no view as to the projected financial and operating data or any judgments, estimates or assumptions on which they were based. With respect to the estimated tax liability calculations relating to TEP, Evercore assumed they had been reasonably and accurately prepared by TEP and TEGP and their outside advisors.

For purposes of rendering its opinion, Evercore assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Merger Agreement, when executed, would be true and correct at the time of execution, that each party would perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger would be satisfied without material waiver or modification thereof. Evercore further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger would be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on TEP, TEGP or the consummation of the Merger, or materially reduce the benefits of the Merger to TEP or TEGP. Evercore assumed that the parties would execute the final versions of all documents reviewed by it in draft form and that such documents would conform in all material respects to the drafts reviewed by Evercore.

Evercore did not make, nor assume any responsibility for making, any independent valuation or appraisal of the assets or liabilities of TEP or TEGP, nor was Evercore furnished with any such appraisals, nor did Evercore evaluate the solvency or fair value of TEP or TEGP under any state or federal laws relating to bankruptcy, insolvency or similar matters. Evercore’s opinion was necessarily based upon information made available to Evercore as of the date of the opinion and financial, economic, monetary, market, regulatory and other conditions and circumstances as they existed and as could be evaluated on the date of the opinion. It is understood that subsequent developments may affect Evercore’s opinion and that Evercore does not have any obligation to update, revise or reaffirm its opinion.

Evercore expressed no opinion with respect to any matter other than whether the Exchange Ratio was fair, from a financial point of view, to the TEP Unaffiliated Unitholders. Evercore’s opinion did not express any opinion as to the structure, terms (other than the financial terms) or effect of any other aspect of the Merger, including, without limitation, the tax consequences of the Merger or the corporate governance changes occurring in connection therewith except to the extent that such changes constituted financial terms of the Merger. Evercore’s opinion did not express any view on, and its opinion does not address, the fairness of any individual element of the Merger Agreement, other than the Exchange Ratio. Further, Evercore’s opinion does not address the fairness to the holders of any other securities, creditors or other constituencies of TEP or TEGP.

Evercore assumed that any modification to the structure of the Merger Agreement would not vary in any respect material to its analysis. Evercore’s opinion did not address the relative merits of the Merger as compared to other business or financial strategies that might have been available to TEP or TEGP, nor did it address the underlying business decision of TEP to engage in the Merger. In arriving at its opinion, Evercore was not authorized to solicit, and did not solicit, interest from any third party with respect to any business combination or other extraordinary transaction involving TEP or TEGP, or any of their respective affiliates. Evercore’s opinion did not constitute a recommendation to the TEP Conflicts Committee or to any other persons in respect of the Merger, including as to how any TEP Unitholders should vote in respect of the Merger. Evercore expressed no opinion as to the price at which the TEP Common Units or TEGP Class A Shares would trade at any time. Evercore is not a legal, regulatory, accounting or tax expert and assumed the accuracy and completeness of assessments by TEP management and its advisors with respect to legal, regulatory, accounting and tax matters.

Set forth below is a summary of the material financial analyses performed by Evercore and reviewed with the TEP Conflicts Committee on March 26, 2018 in connection with rendering Evercore’s opinion to the TEP Conflicts Committee. Each analysis was provided to the TEP Conflicts Committee. However, the following summary does not purport to be a complete description of the analyses performed by Evercore. In connection with arriving at its opinion, Evercore considered all of its analyses as a whole, and the order of the analyses described and the results of these analyses do not represent any relative importance or particular weight given to these analyses by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on March 23, 2018, and is not necessarily indicative of current market conditions.

Analysis of TEP

Evercore performed a series of analyses to derive indicative valuation ranges for TEP Common Units and utilized each of the resulting implied valuation ranges and those derived for TEGP Class A Shares to derive a range of implied exchange ratios of TEP Common Units to TEGP Class A Shares, and compared these ratios to the Exchange Ratio. Evercore performed its analyses utilizing the TEP financial projections. The TEP financial projections were not adjusted by Evercore. Evercore utilized an assumed total distribution coverage as provided by management of TEP and TEGP to derive a distribution forecast for TEP. In addition, Evercore utilized proportional Adjusted EBITDA in its analysis which combined: (i) the Adjusted EBITDA for assets owned by TEP other than Rockies Express plus (ii) 49.99% of Rockies Express Adjusted EBITDA (“Proportional Adjusted EBITDA”).

Discounted Distribution Analysis

Evercore performed a discounted distribution analysis for TEP Common Units based on the present value of projected future cash distributions to TEP Unitholders based on the TEP financial projections. Evercore utilized a terminal yield range of 6.0% to 10.0% based on TEP trading over the last 52 weeks, a cost of equity of 10.0% to 11.0% based on the capital asset pricing model (“CAPM”) and a cost of equity of 14.0% to 15.0% based on total expected market return for master limited partnerships (“MLPs”) with similar assets to TEP. Using the TEP financial projections and the cost of equity based on CAPM, Evercore determined an implied equity value range of $41.57 per unit to $63.20 per unit, and using the TEP financial projections and total expected market return, Evercore determined an implied equity value range of $37.41 per unit to $56.47 per unit.

Peer Group Trading Analysis

Evercore performed a peer group trading analysis of TEP by reviewing and comparing the market values and trading multiples of the following publicly-traded partnerships and corporations that Evercore deemed to have certain characteristics that are similar to those of TEP:

Refined Products/Crude Oil MLPs:

•	Blueknight Energy Partners, L.P.

•	Buckeye Partners, L.P.

•	Genesis Energy, L.P.

•	Global Partners LP

•	Holly Energy Partners, L.P.

•	Magellan Midstream Partners, L.P.

•	MPLX LP

•	Phillips 66 Partners LP

•	Plains All American Pipeline, L.P.

•	Shell Midstream Partners, L.P.

•	Valero Energy Partners LP

FERC-Regulated Natural Gas Pipeline MLPs:

•	Boardwalk Pipeline Partners, LP

•	Dominion Midstream Partners, LP

•	Energy Transfer Partners, L.P.

•	EQT Midstream Partners, LP

•	TC Pipelines, LP

FERC-Regulated Natural Gas Pipeline Corporations:

•	TransCanada Corporation

•	Enbridge Inc.

•	Kinder Morgan, Inc.

Although the peer group was compared to TEP for purposes of this analysis, no partnership or company used in the peer group analysis is identical or directly comparable to TEP. In order to calculate peer group trading multiples, Evercore relied on publicly-available filings with the SEC and equity research analyst estimates.

For each of the peer group partnerships, Evercore calculated the following trading multiples:

•	Enterprise Value/2018 EBITDA, which is defined as market value of equity, plus debt and preferred equity, less cash (“Enterprise Value”), divided by estimated EBITDA for the calendar year 2018; and

•	Enterprise Value/2019 EBITDA, which is defined as Enterprise Value divided by estimated EBITDA for the calendar year 2019.

•	Enterprise Value/2020 EBITDA, which is defined as Enterprise Value divided by estimated EBITDA for the calendar year 2020.

The mean and median trading multiples are set forth below. The table also includes relevant multiple ranges selected by Evercore based on the resulting range of multiples and certain other considerations related to the specific characteristics of TEP noted by Evercore.

Range
Benchmark*	Mean	Median	Low	High
Enterprise Value/2018 EBITDA	10.2x	10.0x	6.8x	13.8x
Enterprise Value/2019 EBITDA	9.1x	9.3x	5.1x	12.1x
Enterprise Value/2020 EBITDA	8.5x	8.5x	4.7x	11.6x

Benchmark	Reference Range
Enterprise Value/2018 EBITDA	7.5x—10.5x
Enterprise Value/2019 EBITDA	6.5x—9.5x

*	Note: Benchmark mean and median exclude Dominion Midstream Partners, LP

Evercore applied the relevant multiple ranges to 2018E and 2019E Proportional Adjusted EBITDA to derive a relevant enterprise value range. After adjusting for net debt, proportional Rockies Express net debt and noncontrolling interest as of December 31, 2017 and units outstanding as of February 13, 2018, Evercore determined an implied equity value range, using the TEP financial projections, of $28.79 per unit to $60.53 per unit based on 2018E Proportional Adjusted EBITDA and an implied equity value range of $27.82 per unit to $64.00 per unit based on 2019E Proportional Adjusted EBITDA.

Precedent M&A Transaction Analysis

Evercore reviewed selected publicly-available information for transactions involving (i) FERC-regulated natural gas pipelines and (ii) crude oil pipelines.

Evercore reviewed selected publicly-available information for transactions involving FERC-regulated natural gas pipelines announced since August 2012 and selected 20 transactions involving assets that Evercore deemed to have certain characteristics that are similar to those of certain TEP assets, although Evercore noted that none of the selected transactions, except for those transactions involving TEP, or the selected companies or partnerships that participated in the selected transactions were directly comparable to TEP:

Date Announced	Acquirer	Target	Seller
02/2018	Tallgrass Equity, LLC	25.01% interest in Rockies Express Pipeline LLC	Tallgrass Development, LP
06/2017	TC Pipelines, LP	49.3% interest in Iroquois Gas Transmission System, LP and 11.8% interest in Portland Natural Gas Transmission System	TransCanada Corporation

Date Announced	Acquirer	Target	Seller
04/2017	Tallgrass Energy Partners, LP	25% interest in Rockies Express Pipeline LLC	Tallgrass Development, LP
10/2016	Dominion Midstream Partners	Questar Pipeline LLC	Dominion Resources, Inc.
07/2016	Southern Company	50% Interest in Southern Natural Gas Pipeline System	Kinder Morgan, Inc.
05/2016	Tallgrass Energy Partners, LP	25% interest in Rockies Express Pipeline LLC	Sempra U.S. Gas and Power
11/2015	Kinder Morgan, Inc. and Brookfield Infrastructure Partners L.P.	Natural Gas Pipeline Company of America LLC	Myria Holdings, Inc.
10/2014	TC Pipelines, LP	49.9% interest in Portland Natural Gas Transmission System	TransCanada Corporation
08/2015	Dominion Midstream Partners, LP	26% interest in Iroquois Gas Transmission System, L.P.	Affiliates of National Grid plc and New Jersey Resources Corporation
05/2015	GE Energy Financial Services and Caisse de dépôt et placement du Québec	Southern Star Central Corp	Morgan Stanley Infrastructure
04/2015	Dominion Midstream Partners, LP	Dominion Carolina Gas Transmission, LLC	Dominion Resources, Inc.
02/2015	TC Pipelines, LP	30% interest in Gas Transmission Northwest LLC	TransCanada Corporation
12/2014	Dominion Resources, Inc.	Carolina Gas Transmission	SCANA Corporation
10/2014	TC Pipelines, LP	30% interest in Bison Pipeline LLC	TransCanada Corporation
04/2014	El Paso Pipeline Partners, L.P.	50% interest in Ruby Pipeline, 50% interest in Gulf LNG and 47.5% interest in Young Gas Storage	Kinder Morgan, Inc.
07/2013	EQT Midstream Partners, LP	Sunrise Pipeline, LLC	EQT Corporation
05/2013	TC PipeLines, LP	45% interest in Gas Transmission Northwest LLC and Bison Pipeline LLC	TransCanada Corporation
08/2012	Morgan Stanley Infrastructure Partners	Remaining 60% interest in Southern Star Central Corp	General Electric Company
08/2012	Tallgrass Energy Partners, LP	Kinder Morgan Interstate Gas Transmission, Trailblazer Pipeline Company, Casper-Douglas, West Frenchie Draw & 50% interest in Rockies Express Pipeline LLC	Kinder Morgan, Inc.
08/2012	Kinder Morgan Energy Partners, L.P.	Tennessee Gas Pipeline & 50% interest in El Paso Natural Gas	Kinder Morgan, Inc.

Evercore reviewed selected publicly-available information for transactions involving crude oil pipelines (excluding offshore systems) announced since December 2012 and selected 32 transactions involving assets that Evercore deemed to have certain characteristics that are similar to those of certain TEP assets, although Evercore noted that, except for those transactions involving TEP, none of the selected transactions or the selected companies or partnerships that participated in the selected transactions were directly comparable to TEP:

Date Announced	Acquirer	Target	Seller
01/2018	Andeavor	100% interest in Rangeland Energy II, LLC	Rangeland Energy , LLC
12/2017	Noble Midstream Partners LP and Greenfield Midstream, LLC	Greenfield Midstream, LLC and Saddle Butte Pipeline, LLC	EnCap Flatrock and Saddle Butte Rockies Midstream LLC
11/2017	BlackRock Inc. and Navigator Energy Services, LLC	50% interest in Glass Mountain Pipeline, LLC	SemGroup Corporation
10/2017	Global Infrastructure Partners	100% interest in Medallion Gathering & Processing, LLC	Laredo Midstream Services, LLC and Medallion Midstream Holdings, LLC
09/2017	Phillips 66 Partners LP	25% interest in Dakota Access, LLC and 25% interest in Energy Transfer Crude Oil Company, LLC	Phillips 66 Company
09/2017	MPLX LP	Explorer Pipeline Co., Lincoln Pipeline LLC, MLP Louisiana Holdings LLC and LOCAP LLC	Marathon Petroleum Corporation
08/2017	Holly Energy Partners, L.P.	50% interest in Frontier Aspen LLC and 75% interest in SLC Pipeline LLC	Plains All American Pipeline, L.P.
08/2017	Tallgrass Energy Partners LP	Crude oil gathering assets	Outrigger Energy LLC
06/2017	Noble Midstream Partners LP	Colorado River DevCo LP and Blanco River DevCo LP	Noble Energy, Inc.
02/2017	MPLX, LP	Ozark Pipeline	Enbridge Pipelines, LLC
02/2017	Plains All American Pipeline, LP and Noble Midstream Partners, LP	Advantage Pipeline, LLC
08/2016	MarEn Bakken Company LLC (JV between Enbridge Energy Partners, L.P. and Marathon Petroleum Corporation)	36.75% Interest in Bakken Pipeline
01/2016	Tesoro Corporation	Great Northern Midstream LLC
11/2015	Tesoro Logistics LP	Crude oil and refined products storage and pipeline assets in Los Angeles	Tesoro Corporation
05/2015	Summit Midstream Partners, LP	Crude oil and produced water gathering systems and transmission pipelines	Summit Midstream Partners, LLC
03/2015	EnLink Midstream Partners, LP	Victoria Express Pipeline	Devon Energy Corporation

Date Announced	Acquirer	Target	Seller
03/2015	Tallgrass Energy Partners, LP	33.3% interest in Tallgrass Pony Express Pipeline	Tallgrass Development, LP
01/2015	Kinder Morgan, Inc.	Hiland Partners
01/2015	EnLink Midstream Partners, LP and EnLink Midstream, LLC	LPC Crude Oil Marketing LLC
12/2014	MPLX LP	30.5% interest in MPLX Pipe Line Holdings LP	Marathon Petroleum Corporation
11/2014	Plains All American Pipeline, L.P.	50% interest in BridgeTex Pipeline Company LLC	Occidental Petroleum Corporation
09/2014	Tallgrass Energy Partners, LP	33.3% interest in Tallgrass Pony Express Pipeline	Tallgrass Development, LP
06/2014	Rose Rock Midstream, L.P.	17.0% interest in White Cliffs Pipeline	SemGroup Corporation
06/2014	Valero Energy Partners LP	McKee Crude System, Three Rivers Crude System and Wynnewood Products System	Valero Energy Corporation
02/2014	MPLX LP	13% interest in MPLX Pipe Line Holdings LP	Subsidiary of Marathon Petroleum Corporation
12/2013	Rose Rock Midstream, L.P.	17.0% interest in White Cliffs Pipeline	SemGroup Corporation
11/2013	Tesoro Logistics LP	Remaining portion of logistics assets related to Tesoro’s acquisition of BP’s Carson City assets	Tesoro Corporation
10/2013	JP Energy Development	Wildcat Permian Services LLC	Wildcat Midstream Mesquite, LLC and Approach Midstream Holdings, LLC
05/2013	Spectra Energy Partners	50% interest in 1,717-mile Express-Platte Pipeline System	Spectra Energy Corp
04/2013	MPLX LP	Additional 5% stake in MPLX Pipe Line Holdings for 56% total ownership	Marathon Petroleum Corporation
01/2013	Rose Rock Midstream, L.P.	17.0% interest in White Cliffs Pipeline	SemGroup Corporation
12/2012	Spectra Energy Corp	100.0% interest in Express-Platte Pipeline System	Borealis Infrastructure Ontario Teachers’ and Kinder Morgan

Evercore reviewed the historical EBITDA multiples paid in the selected transactions and derived a range of relevant implied multiples of Enterprise Value to EBITDA of 8.5x to 10.5x for FERC-regulated natural gas pipelines and crude oil pipeline transactions. Evercore then applied these ranges of selected multiples to 2018E and 2019E Proportional Adjusted EBITDA. Evercore discounted the resulting enterprise values to June 30, 2018 utilizing a 7.0% weighted average cost of capital (“WACC”) and subtracted the present value of growth capital expenditures for the second half of 2018E and the second half of 2018E and 2019E for 2018E and 2019E, respectively, utilizing a 7.0% WACC. After adjusting for net debt, proportional Rockies Express net debt and noncontrolling interest as of December 31, 2017 and units outstanding as of February 13, 2018, Evercore determined an implied equity value range of $32.69 per unit to $55.57 per unit using the TEP financial projections.

Premiums Paid Analysis

As a reference analysis, Evercore also reviewed selected publicly-available information regarding historical premiums paid in unit-for-unit, share-for-unit and all-cash merger and buy-in transactions involving MLPs. Evercore considered that historically, MLP merger and buy-in premiums have varied widely based on specific considerations with respect to each transaction, with a range of (8.6%) to 31.6% premium to one-day trailing price and a median premium of 13.2% for MLP buy-in transactions. Evercore noted that none of the selected transactions or the selected partnerships or companies that participated in the selected transactions were directly comparable to the Merger or TEP:

Date Announced	Acquirer/Target	Transaction Equity Value ($ MM)
2/8/2018	Nustar Energy L.P. / Nustar GP Holdings, LLC	$419.0
1/2/2018	Archrock, Inc. / Archrock Partners, L.P.	607.0
11/1/2017	American Midstream Partners, LP / Southcross Energy Partners, L.P.	159.0
8/29/2017	Zenith Energy U.S., L.P. / Arc Logistics Partners LP	562.7
8/14/2017	Andeavor Logistics LP / Western Refining Logistics, LP	1,500.0
6/2/2017	World Point Terminals, Inc. / World Point Terminals, LP	603.1
5/18/2017	Energy Transfer Partners, L.P. / PennTex Midstream Partners, LP	280.3
3/3/2017	VTTI B.V. / VTTI Energy Partners LP	481.0
2/1/2017	ONEOK, Inc. / ONEOK Partners, L.P.	9,278.3
1/26/2017	Enbridge Energy Co, Inc. / Midcoast Energy Partners, L.P.	170.2
11/21/2016	Sunoco Logistics Partners LP / Energy Transfer Partners LP	21,318.7
10/24/2016	American Midstream Partners, LP / JP Energy Partners LP	295.3
9/26/2016	TransCanada Corporation / Columbia Pipeline Partners LP	1,711.1
8/1/2016	Transocean Ltd./ Transocean Partners LLC	862.8
5/31/2016	SemGroup Corporation / Rose Rock Midstream, L.P.	884.0
11/3/2015	Targa Resources Corp. / Targa Resources Partners LP	6,673.1
10/26/2015	Western Refining, Inc. / Northern Tier Energy LP	2,513.6
7/13/2015	MPLX LP / MarkWest Energy Partners, L.P.	15,736.0
5/6/2015	Crestwood Equity Partners LP / Crestwood Midstream Partners LP	3,532.6
1/26/2015	Energy Transfer Partners, L.P. / Regency Energy Partners LP	11,155.6
10/27/2014	Access Midstream Partners LP / Williams Partners L.P.	25,925.8
10/13/2014	Targa Resource Partners LP / Atlas Pipeline Partners, L.P.	4,065.4
10/1/2014	Enterprise Products Partners L.P. / Oiltanking Partners L.P.	5,823.0
8/10/2014	Kinder Morgan, Inc. / Kinder Morgan Energy Partners, L.P.	36,689.1
8/10/2014	Kinder Morgan, Inc. / El Paso Pipeline Partners, L.P.	5,288.5
10/10/2013	Regency Energy Partners LP / PVR Partners, L.P.	3,899.3
8/27/2013	Plains All American Pipeline, L.P. / PAA Natural Gas Storage LP	1,713.6
5/6/2013	Inergy Midstream, L.P. / Crestwood Midstream Partners LP	1,614.7
1/29/2013	Kinder Morgan Energy Partners, L.P. / Copano Energy, L.L.C.	3,777.5

The median and mean premiums are set forth below:

Premium (All Transactions)	Median	Mean
1-Day	13.2%	11.9%
5-Day	10.9%	12.0%
30-Day	10.3%	13.3%

Premium (MLP Buy-Ins)	Median	Mean
1-Day	13.2%	11.8%
5-Day	11.9%	12.5%
30-Day	10.7%	15.3%

Evercore applied relevant median merger premiums to TEP’s relevant unit price as of February 7, 2018 (the date of the TEP announcement regarding a potential reorganization transaction) to determine an implied equity value per unit of $49.12 to $50.73 for all MLP transactions and the relevant median merger premiums to TEP’s relevant unit price to determine an implied equity value per unit of $49.12 to $50.90 for MLP buy-in transactions. In addition, Evercore applied relevant high and low merger premiums to TEP’s relevant unit price to determine an implied equity value per unit of $39.66 to $70.08 for all MLP transactions and the relevant high and low merger premiums to TEP’s relevant unit price to determine an implied equity value per unit of $39.66 to $70.08 for MLP buy-in transactions.

Analysis of TEGP

Assumptions with Respect to TEGP

Evercore performed a series of analyses to derive indicative valuation ranges for TEGP Class A Shares. Evercore performed its analyses utilizing the financial projections provided by TEGP.

Discounted Distribution Analysis

Evercore performed a discounted distribution analysis of TEGP Class A Shares based on the present value of the future cash distributions to TEGP Class A Shareholders. The projected distributions used by Evercore were based on the TEGP financial projections, a terminal yield range of 5.0% to 8.0% based on TEGP’s distribution yield range during the last 52 weeks and the Rockies Express peer group median yield, cost of equity of 9.0% to 10.0% based on CAPM, and cost of equity of 17.0% to 18.0% based on total expected market return for similar publicly traded general partners. Evercore determined an implied equity value range using the TEGP financial projections and the cost of equity based on CAPM of $26.17 per share to $39.32 per share and an implied equity value range using the TEGP financial projections and total expected market return of $21.12 per share to $31.34 per share using the TEGP financial projections.

Peer Group Trading Analysis

Evercore performed a peer group trading analysis of TEGP by reviewing and comparing the market values and trading multiples of the following publicly-traded general partners that Evercore deemed to have certain characteristics that are similar to those of TEGP:

General Partner Comparables

•	Antero Midstream GP LP

•	Energy Transfer Equity, L.P.

•	EQT GP Holdings, LP

•	EnLink Midstream, LLC

•	Western Gas Equity Partners, LP

Evercore determined a value per TEGP Class A Share of TEGP based on the current market enterprise value to IDR cash flow multiples of these relevant publicly-traded comparables. The cash distributions from TEP’s IDRs were valued utilizing multiples based on the IDR cash flow multiples of publicly-traded general partners of 12.5x to 17.5x 2018E IDR cash flows and 10.0x to 15.0x 2019E IDR cash flows. Evercore then (i) subtracted the net debt outstanding as of December 31, 2017, (ii) added the implied value of the TEP Common Units owned by TEGP utilizing the peer group trading analysis valuation methodology for TEP, (iii) added the implied value of a 25.01% interest in REX Holdings utilizing a peer group trading analysis and (iv) divided by the TEGP Class A Shares outstanding as of February 13, 2018 to produce an implied value range, using the TEGP financial projections, of $17.89 per share to $28.02 per share based on 2018E IDR cash flow and an implied value range of $16.73 per share to $27.40 per share based on 2019E IDR cash flow.

Precedent M&A Transaction Analysis

Evercore performed a valuation analysis of TEGP Class A Shares based on multiples of transaction value paid in historical transactions involving general partner IDR cash flows and the cash flows projected to be received by TEGP from the IDRs during the year 2018.

Evercore reviewed selected publicly-available information for transactions involving general partner controlling interest transactions with the IDRs at the highest tier since June 2010 and selected 16 transactions involving general partner IDRs that Evercore deemed to have certain characteristics that are similar to those of TEGP’s, although Evercore noted that none of the selected transactions or the selected companies or partnerships that participated in the selected transactions were directly comparable to TEGP:

Date Announced	Acquirer	Target
01/2018	Spectra Energy Partners, LP	Enbridge Inc.
12/2017	MPLX LP	MPLX GP LLC (Marathon Petroleum Corporation)
10/2017	Holly Energy Partners, L.P.	Holly Logistics Holdings, L.P.
08/2017	Andeavor Logistics LP	Tesoro Logistics GP, LLC
01/2017	Williams Partners L.P.	The Williams Companies, Inc.
07/2016	Plains All American Pipeline, L.P.	Plains AAP, L.P. (Plains GP Holdings, L.P.)
01/2016	ArcLight Capital Partners	TransMontaigne GP LLC (NGL Energy Partners LP)
09/2015	Energy Transfer Equity, L.P.	The Williams Companies, Inc.
10/2014	Targa Resources Corp.	Atlas Energy, L.P.
10/2014	Enterprise Products Partners L.P.	Oiltanking Partners L.P. General Partner
06/2014	The Williams Companies, Inc.	50% general partner interest in Access Midstream Partners L.P. (Global Infrastructure Partners II)
05/2013	Inergy, L.P.	Crestwood Midstream Partners LP General Partner
09/2010	Penn Virginia Resource Partners L.P.	Penn Virginia GP Holdings, L.P.
09/2010	Natural Resources Partners L.P.	Natural Resources Partners L.P.’s GP
08/2010	Inergy, L.P.	Inergy Holdings, L.P.
06/2010	Buckeye Partners, L.P.	Buckeye GP Holdings L.P.

Evercore reviewed the historical multiples paid in the selected transactions and derived a range of relevant implied multiples of Enterprise Value to GP/IDR cash flows of 12.5x to 17.5x and applied the multiples to 2018E IDR cash flow. Evercore then (i) subtracted the net debt outstanding as of December 31, 2017, (ii) added the implied value of the TEP Common Units owned by TEGP utilizing the precedent M&A transaction analysis valuation methodology for TEP, (iii) added the implied value of a 25.01% interest in REX Holdings utilizing a precedent M&A transactions analysis and (iv) divided by the TEGP shares outstanding as of February 13, 2018 to derive an implied value range for TEGP of $18.23 per share to $26.85 per share based on the TEGP financial projections.

Exchange Ratio Summary

Evercore analyzed the implied exchange ratios resulting from the various valuation methodologies utilized to value the TEP Common Units and TEGP Class A Shares. These valuation methodologies included a Discounted Distribution Analysis, Peer Group Trading Analysis and M&A Precedent Transaction Analysis. When comparing the low value for TEP to the low value for TEGP, and the high value for TEP to the high value for TEGP for each methodology, the resulting exchange ratio range was 1.59x to 2.34x using the TEP and TEGP financial projections.

Evercore compared the results of the foregoing analyses to the Exchange Ratio of 2.0x, noting that such ratio was within the range of the implied exchange ratios reviewed by Evercore.

General

The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by Evercore. In connection with the review of the transaction, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion to the TEP Conflicts Committee. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore’s opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Evercore made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses. In addition, Evercore may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of Evercore with respect to the Exchange Ratio. No company used in the above analyses as a comparison is directly comparable to TEGP, no partnership used in the above analyses as a comparison is directly comparable to TEP, and no precedent transaction used is directly comparable to the Merger. Furthermore, Evercore’s analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, partnerships or transactions used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of TEGP, TEP and their respective advisors.

Evercore prepared these analyses solely for the information and benefit of the TEP Conflicts Committee and for the purpose of providing an opinion to the TEP Conflicts Committee as to whether the Exchange Ratio was fair, from a financial point of view, to the TEP Unaffiliated Unitholders. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Evercore’s analyses are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results are materially different from those forecasted in such estimates. The issuance of the opinion was approved by an opinion committee of Evercore.

Except as described above, the TEP Conflicts Committee imposed no other instruction or limitation on Evercore with respect to the investigations made or the procedures followed by Evercore in rendering its opinion. The terms and conditions of the Merger Agreement and the related terms and conditions of the transaction were determined through arm’s-length negotiations between the TEP Conflicts Committee and TEGP. Evercore did not recommend any specific consideration to the TEP Conflicts Committee or recommend that any specific consideration constitute the only appropriate consideration in the Merger. Evercore’s opinion was only one of many factors considered by the TEP Conflicts Committee in its evaluation of the Merger and should not be viewed as determinative of the views of the TEP Conflicts Committee with respect to the Merger or the Exchange Ratio.

Under the terms of Evercore’s engagement letter with the TEP Conflicts Committee, TEP agreed to pay Evercore a fee of $1.25 million payable upon delivery of Evercore’s opinion. Evercore also accrued a fee of $500,000 upon execution of its engagement letter with the TEP Conflicts Committee. In addition, TEP agreed to reimburse Evercore for its reasonable out-of-pocket expenses (including legal fees, expenses and disbursements) incurred in connection with its engagement and to indemnify Evercore and any of its members, officers, directors, advisors, representatives, employees, agents, affiliates or controlling persons, if any, against certain liabilities and expenses arising out of or in connection with its engagement.

Since January 2015, Evercore provided financial advisory services to (i) the TEP Conflicts Committee with respect to six separate dropdown transactions between TEP and Tallgrass Development and (ii) the TEGP Conflicts Committee with respect to one merger transaction between TE and Tallgrass Development, for which Evercore received a fee and reimbursement of expenses.

Evercore and its affiliates engage in a wide range of activities for their own accounts and the accounts of customers. In connection with these businesses or otherwise, Evercore and its affiliates and/or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products relating to TEGP or TEP and their respective affiliates.

Certain Financial Projections

TEGP and TEP do not, as a matter of course, publicly disclose long-term financial projections because of, among other reasons, the uncertainty of the underlying assumptions and estimates and the unpredictability of TEP’s business and competitive markets in which it operates. While management of TEGP GP and TEP GP prepare forecasts annually for internal budgeting and business planning purposes, such forecasts generally focus on the current fiscal year and the immediately following fiscal year. However, in connection with the evaluation of a potential transaction, management of TEGP GP provided multi-year projections to Evercore and the TEP Conflicts Committee in connection with their consideration of the Transactions.

The summary financial projections included in this proxy statement/prospectus should not be regarded as predictive of actual future results nor should they be construed as financial guidance. The summary of the financial projections is not intended to influence or induce any TEP Unitholder to vote in favor of the Merger Proposal but has been included solely because these financial projections were made available to the TEP Conflicts Committee and used by Evercore in connection with the rendering of its fairness opinion to the TEP Conflicts Committee and performing its related financial analyses, as described in the section entitled “—Opinion of Evercore—Financial Advisor to the TEP Conflicts Committee.”

The financial projections were prepared for the TEP Conflicts Committee and Evercore and presented on March 5, 2018 in connection with the proposed transactions. TEGP GP has not updated, and does not intend to update or otherwise revise, the projections or the prospective financial information contained therein to reflect circumstances existing or arising since their preparation, including any changes in general economic or industry conditions, or to reflect the occurrence of unanticipated events. The projections and the prospective financial information contained therein do not necessarily reflect current estimates or assumptions management of TEGP GP may have about prospects for TEP’s business, changes in general business or economic conditions, or any other transaction, event or circumstance that has occurred or that may occur and that was not anticipated, or that has occurred or that may occur differently than as anticipated, at the time the projections or any of the prospective financial information contained therein were prepared. Neither TEGP nor any of its Affiliates, advisors, directors, officers, employees, agents or representatives has made or makes any representation or warranty to any TEP Unitholder or other person regarding the ultimate performance of TEP compared to the information contained in the prospective financial information or that the projections will be achieved.

These financial projections are subjective in many respects. There can be no assurance that these financial projections will be realized or that actual results will not be significantly higher or lower than forecasted. In addition, the financial projections were not prepared with a view toward public disclosure or toward complying with GAAP, the published guidelines of the SEC regarding projections or the use of non-GAAP financial measures or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of management of TEGP GP’s knowledge and belief, the expected future financial performance of (i) TEP on a stand-alone basis if the Merger was not consummated (referred to as the “Status Quo Case”) and (ii) TEP and TEGP combined on a pro forma basis, giving effect to the Merger as if it occurred on January 1, 2018 (referred to as the “Pro Forma Case”). However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus are cautioned not to place undue reliance on the forecasted financial information.

The prospective financial information included in this proxy statement/prospectus has been prepared by, and is the responsibility of, TEGP GP’s management. PricewaterhouseCoopers LLP has neither audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report incorporated by reference in this proxy statement/prospectus relates to TEP’s and TEGP’s historical financial information. It does not extend to the prospective financial information and should not be read to do so.

While presented with numerical specificity, the unaudited financial projections reflect numerous estimates and assumptions made by management of TEGP GP with respect to industry performance and competition, general business, economic, market and financial conditions and matters specific to TEP’s business, all of which are difficult to predict and many of which are beyond TEP’s control. In developing the financial projections, management of TEGP GP made numerous material assumptions, in addition to the assumptions described above, with respect to TEP’s business for the periods covered by the projections, including:

•	volumes and rates on our assets;

•	the cash flow from existing assets and business activities;

•	organic growth opportunities and projected volume growth and the amounts and timing of related costs and potential economic returns;

•	the amount of maintenance and growth capital expenditures

•	outstanding equity and debt during applicable periods, and the availability and cost of capital; and

•	other general business, market and financial assumptions.

By including in this proxy statement/prospectus a summary of certain of the unaudited financial projections, neither TEGP or TEP, nor any of their representatives, have made or are making any representation to any person regarding the ultimate performance of TEGP or TEP compared to the information contained in the financial projections. The unaudited financial projections cover multiple years and such information by its nature becomes less predictive with each succeeding year.

The following table sets forth a summary of certain projected financial information for TEP on a Status Quo Basis and a Pro Forma Basis for 2018 through 2021:

($ in millions, except per unit/share data)	2018	2019	2020	2021
Status Quo TEP Adjusted EBITDA(1)	$694	$824	$804	$862
Pro Forma Tallgrass Energy Adjusted EBITDA(1)(2)	807	975	923	980
Status Quo DCF(3)	$555	$659	$631	$677
Pro Forma Tallgrass Energy DCF(2)(3)	662	803	742	788
Status Quo LP DCF / Unit	$4.58	$4.93	$4.58	$4.83
Pro Forma Tallgrass Energy DCF / TEP LP Unit(2)(4)	4.68	5.37	4.86	5.14

(1)	Adjusted EBITDA is a Non-GAAP financial measure. For additional information, see “Definitions of Certain Financial Terms” below.
(2)	Assumes the Transactions, including the Merger, were effective January 1, 2018
(3)	Distributable Cash Flow is a Non-GAAP financial measure. For additional information, see “Definitions of Certain Financial Terms” below.
(4)	Pro forma Tallgrass Energy DCF/ TEP LP Unit reflects Tallgrass Energy’s projected Pro Forma Distributable Cash Flow attributable to the former holders of TEP Common Units, after giving effect to the conversion of each such TEP Common Unit into 2.0 TEGP Class A shares in the Merger.

Definitions of Certain Financial Terms

We generally define TEP Adjusted EBITDA as net income excluding the impact of interest, income taxes, depreciation and amortization, non-cash income or loss related to derivative instruments, non-cash long-term compensation expense, impairment losses, gains or losses on asset or business disposals or acquisitions, gains or losses on the repurchase, redemption or early retirement of debt, and earnings from unconsolidated investments, but including the impact of distributions from unconsolidated investments.

Pro Forma Tallgrass Energy Adjusted EBITDA includes the Adjusted EBITDA for the assets owned by TEP as of December 31, 2017, the additional 2 percent of Pony Express (acquired by TEP effective February 1, 2018) and the distributions attributable to the additional 25.01 percent membership interest in REX (acquired by TE on February 7, 2018).

We define Distributable Cash Flow as Adjusted EBITDA, plus deficiency payments received from or utilized by our customers, less cash interest costs, maintenance capital expenditures, distributions to noncontrolling interests in excess of earnings allocated to noncontrolling interests, and certain cash reserves permitted by TEP’s partnership agreement.

Accounting Treatment

The Merger will be accounted for in accordance with Financial Accounting Standards Board Accounting Standards Codification 810, Consolidation. As TEGP controls TEP and will continue to control TEP after the Merger, the changes in TEGP’s ownership interests in TEP will be accounted for as an equity transaction and no gain or loss on the Merger will be recognized in TEGP’s consolidated statements of operations.

No Dissenters’ or Appraisal Rights

Under the Delaware Revised Uniform Limited Partnership Act and the TEP Partnership Agreement, there are no dissenters’ or appraisal rights for the TEP Unitholders with respect to the Transactions.

Litigation

In April 2018, two public common unitholders of TEP filed separate lawsuits under the federal securities laws in the United States District Court for the District of Delaware challenging the accuracy of the disclosures made in the registration statement on Form S-4 of which this proxy statement/prospectus forms a part in connection with the Merger. These cases are captioned Leadford v. Tallgrass Energy Partners, LP, et al., Case No. 1:18-cv-00545-RGA (D. Del.) (the “Leadford Action”) and Dake v. Tallgrass Energy Partners, LP, et al., Case No. 1:18-cv-00580-RGA (D. Del.) (the “Dake Action”). The Leadford Action is asserted on behalf of a putative class of holders of TEP Public Units, while the Dake Action is brought only on behalf of the named plaintiff.

Both actions allege violations of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder based on various alleged omissions of material information from the registration statement on Form S-4 of which this proxy statement/prospectus forms a part. The Leadford Action names as defendants TEP and each of TEP GP’s directors, individually. It seeks to compel TEP to issue revised disclosures, to enjoin the Merger, damages, and an award of costs and attorneys’ and experts’ fees. On April 24, 2018, the plaintiff in the Leadford Action filed a motion for preliminary injunction seeking to enjoin TEP from consummating the Merger. The Dake Action names as defendants TEP and each of TEP GP’s directors, individually. It seeks to enjoin the Merger (or, in the alternative, rescission or an award of rescissory damages in the event the Merger is completed), to compel TEP to issue revised disclosures, a declaration that the defendants violated Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, and an award of costs and attorneys’ and experts’ fees.

Listing of TEGP Class A Shares to be Issued in the Merger; Delisting and Deregistration of TEP Common Units

TEGP expects to obtain approval to list on the NYSE the TEGP Class A Shares to be issued pursuant to the Merger Agreement, which approval (subject to official notice of issuance) is a condition to closing the Merger. Upon completion of the Merger, TEP Common Units currently listed on the NYSE will cease to be listed on the NYSE and will be subsequently deregistered under the Exchange Act.

Regulatory Approvals Required for the Merger

In order to consummate the Transactions, a filing must be made under the HSR Act and the rules promulgated thereunder by the FTC, and the waiting period, and any extension thereof, must have expired or been terminated. During the waiting period, and any extension thereof, the FTC and the DOJ may request additional information or take such action under the antitrust laws as the agencies deem necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger. TEGP and TEP filed the requisite HSR Act notification forms on April 6, 2018, and early termination of the waiting period was granted on April 16, 2018. There are no other federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Transactions.

INFORMATION ABOUT THE TEP UNITHOLDER MEETING AND VOTING

Date, Time and Place

The TEP Unitholder Meeting will be held on Tuesday, June 26, 2018, at 10:00 a.m., Central Time, located at the Hilton Garden Inn, 5800 College Boulevard, Overland Park, Kansas 66211. The meeting may be adjourned or postponed by TEP GP to another date or place for proper purposes, including for the purpose of soliciting additional proxies.

Purpose

The TEP Unitholders will be asked to consider and vote upon the Merger Proposal.

TEP will transact no other business at the TEP Unitholder Meeting except such business as may properly be brought before the TEP Unitholder Meeting or any adjournments or postponements thereof. At this time, TEP knows of no other matters that will be presented for the consideration of the TEP Unitholders at the TEP Unitholder Meeting.

Record Date and Quorum Requirement

TEP GP has fixed the record date for the TEP Unitholder Meeting at the close of business on May 18, 2018. TEP Unitholders that own TEP Common Units at the close of business on the record date may vote at the TEP Unitholder Meeting. TEP Unitholders may cast one vote for each TEP Common Unit that the TEP Unitholder owned as of the close of business on the record date. Votes may be cast at the TEP Unitholder Meeting in person or by proxy.

The presence, in person or by proxy, at the TEP Unitholder Meeting of a majority of the TEP Common Units, as of the record date, will constitute a quorum and will permit TEP to conduct the proposed business at the TEP Unitholder Meeting. TEP Common Units will be counted as present at the TEP Unitholder Meeting if the TEP Unitholder is present in person at the meeting or has submitted and not revoked a properly executed proxy card or properly submitted and not revoked a proxy by via telephone or the Internet. Proxies received but marked as abstentions will be counted as units that are present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote will also be considered present at the meeting for purposes of determining the presence of a quorum but cannot be included in the vote. Abstentions and broker non-votes have the same effect as a vote against the merger for purposes of the vote required under the Merger Agreement and the TEP Partnership Agreement.

Submitting a Proxy Card

TEP Unitholders holding TEP Common Units in their own name may submit their proxy by completing, singing, dating and mailing the enclosed proxy card in the enclosed postage-prepaid envelope. Submitting a proxy by this method will not affect your right to attend the TEP Unitholder Meeting.

TEP Unitholders holding TEP Common Units in “street name” by a bank, broker or other nominee should follow the separate voting procedures, if any, provided by the bank, broker or other nominee with this proxy statement.

Submitting a Proxy via Telephone or Internet

Submitting a proxy via telephone or the Internet is fast and convenient. TEP Unitholders holding TEP Common Units in their own name who choose to submit their proxy via telephone or the Internet should follow the instructions set forth on the enclosed proxy card. The telephone and Internet proxy procedures are designed to authenticate proxies by use of a personal control number, which appears on the proxy card. These procedures, which comply with Delaware law, allow you to appoint a proxy to vote your TEP Common Units and to confirm that your instructions have been properly recorded. If you submit your proxy via telephone or the Internet, you do not have to mail in your proxy card, but your proxy must be received by 11:59 p.m., Central Time, on June 25, 2018, which may be extended in the sole discretion of TEP GP.

TEP Unitholders holding TEP Common Units in “street name” by a bank, broker or other nominee should follow the instructions provided with the proxy materials to determine if Internet or telephone proxy submission is available. If your bank, broker or other nominee does make Internet or telephone proxy submission available, please follow the instructions provided on the voting form supplied by your bank, broker or other nominee.

Revoking Your Proxy

If your TEP Common Units are registered directly in your name with the transfer agent, you may revoke your proxy at any time before it is voted at the TEP Unitholder Meeting by:

•	submitting a proxy again prior to the TEP Unitholder Meeting through any of the methods available to you;

•	giving written notice of revocation to the General Counsel of TEP GP, which must be received by the time the TEP Unitholder Meeting begins; or

•	attending the meeting and voting your TEP Common Units in person.

If your TEP Common Units are held through a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies. If your bank, broker or other nominee allows you to submit your proxy via telephone or Internet, you may be able to change your proxy by submitting a proxy again by telephone or Internet.

Questions and Additional Information

If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact TEP’s proxy solicitor, MacKenzie Partners, Inc., at 800-322-2885 (Toll-Free) or (212) 929-5500 (Call Collect) or via email at proxy@mackenziepartners.com.

Voting at the TEP Unitholder Meeting

Submitting a proxy now will not limit your right to vote at the TEP Unitholder Meeting if you decide to attend in person. If you plan to attend the TEP Unitholder Meeting and wish to vote in person, you will be given a ballot at the TEP Unitholder Meeting. Please note, however, that if your TEP Common Units are held in “street name” by a bank, broker or other nominee, and you wish to vote at the TEP Unitholder Meeting, you must bring to the TEP Unitholder Meeting a proxy from the bank, broker or other nominee authorizing you to vote at the TEP Unitholder Meeting. Please contact your bank, broker or other nominee for specific instructions.

Vote Required; How TEP Common Units are Voted

Pursuant to the Merger Agreement and the TEP Partnership Agreement, holders of a majority of the outstanding TEP Common Units, voting as a single class, must affirmatively vote in favor of the Merger Proposal in order for it to be approved. Failures to vote, in addition to abstentions and broker non-votes, will have the same effect as a vote against the Merger Proposal for purposes of the vote required under the Merger Agreement and the TEP Partnership Agreement.

If you have timely and properly submitted your proxy, clearly indicated your vote and have not revoked your proxy, your TEP Common Units will be voted as indicated on your proxy. If you have timely and properly submitted your proxy but have not clearly indicated your vote, your TEP Common Units will be voted “FOR” approval of the Merger Proposal.

If any person or group other than TEP GP and its Affiliates acquires beneficial ownership of 20% or more of any class of units of TEP, that person or group loses voting rights on all of its units. This loss of voting rights does not apply to any person or group that acquires the units from TEP GP or its Affiliates and any transferees of that person or group who are notified by TEP GP that they will not lose their voting rights, to any person or group who acquires the units with the prior approval of the TEP GP Board or to transferees of such person or group, provided such transferee is an Affiliate of the transferor.

If any other matters are properly presented for consideration at the TEP Unitholder Meeting or any adjournment or postponement thereof, the persons named in the proxy will have the discretion to vote on these matters.

Units Beneficially Owned by TEP GP Directors and Officers

TEP GP’s directors and executive officers beneficially owned 921,588 TEP Common Units on May 2, 2018. These TEP Common Units represent in total less than 1.3% percent of the total voting power of TEP’s voting securities outstanding as of such date. TEP currently expects that TEP GP’s directors and executive officers will vote their TEP Common Units in favor of all the proposals to be voted on at the TEP Unitholder Meeting, although none of them has entered into any agreements obligating them to do so. Certain directors and executive officers of TEP GP indirectly own additional TEP Common Units through their indirect ownership in TE, which directly owns 25,619,218 TEP Common Units and pursuant to the Support Agreement, has agreed to vote its 25,619,218 TEP Common Units (representing approximately 35.0% of the outstanding TEP Common Units) in favor of the approval of the Merger Agreement and the Transactions.

Proxy Solicitation

This proxy statement is being furnished in connection with the solicitation of proxies by TEP GP on behalf of the TEP GP Board. The expenses of such solicitation, including the expenses of preparing, printing and mailing the proxy statement and materials used in the solicitation, will be borne 50% by TE and 50% by TEP. In addition to the mailing of this proxy statement/prospectus, the directors, executive officers and employees of TEP GP or its Affiliates may also, without compensation other than their regular compensation, solicit proxies by mail, telephone, e-mail, the Internet, facsimile or personal conversation. TEP may also reimburse brokers, custodians, nominees, fiduciaries and others for expenses incurred in forwarding proxy materials to the beneficial owners of TEP Common Units.

THE MERGER PROPOSAL

The Proposal

At the TEP Unitholder Meeting, TEP Unitholders are being asked to consider and approve the Merger Agreement and the Transactions. A copy of the Merger Agreement is attached as Annex A to this proxy statement/prospectus.

TEP Conflicts Committee and TEP GP Board Recommendations

The TEP Conflicts Committee has determined unanimously that the Merger Agreement and the Transactions are fair to, and in the best interests of, TEP, including its subsidiaries and TEP Unitholders other than TEP GP and its Affiliates, and approved the Merger Agreement and the Transactions, which constituted “Special Approval” pursuant the TEP Partnership Agreement. The TEP Conflicts Committee also recommended that the TEP GP Board approve the Merger Agreement and the Transactions and determined to recommend that the TEP Unitholders approve the Merger Agreement and the Transactions.

The TEP GP Board has determined unanimously that the Merger Agreement and the Transactions are in the best interests of TEP and the TEP Unitholders, approved the Merger Agreement and the Transactions, directed that the Merger Agreement and the Transactions be submitted to a vote of TEP Unitholders at a meeting in accordance with the TEP Partnership Agreement, and determined to recommend that the TEP Unitholders approve the Merger Agreement and the Transactions.

Accordingly, each of the TEP Conflicts Committee and the TEP GP Board recommends that the TEP Unitholders vote “FOR” the Merger Proposal.

Vote Required

Pursuant to the TEP Partnership Agreement, the approval of the Merger Proposal requires the affirmative vote of holders of a majority of the outstanding TEP Common Units voting as a single class. Failures to vote, abstentions and broker non-votes will have the same effect as a vote against the Merger Proposal for purposes of the vote by TEP Unitholders required under the Merger Agreement and the TEP Partnership Agreement.

POSTPONEMENT OR ADJOURNMENT

Pursuant to the TEP Partnership Agreement, prior to the date of the TEP Unitholder Meeting, TEP GP, as the general partner of TEP, may postpone the TEP Unitholder Meeting one or more times for any reason by giving no fewer than two days’ notice to each TEP Unitholder entitled to vote at the meeting and a new record date does not need to be fixed if the postponement is not for more than 45 days. In addition, pursuant to the TEP Partnership Agreement, TEP GP, as the general partner of TEP, may authorize its designated chairman of the TEP Unitholder Meeting to adjourn the TEP Unitholder Meeting, including a further adjournment of an adjourned meeting, to a date within 45 days of the TEP Unitholder Meeting without further notice other than by an announcement made at the TEP Unitholder Meeting (or such adjourned meeting) and without setting a new record date. No vote of the TEP Unitholders is required for any adjournment. If the requisite unitholder vote to approve the Merger Proposal have not been received at the time of the TEP Unitholder Meeting (or such adjourned meeting), TEP may choose to solicit additional proxies in favor of the Merger Proposal.

OTHER MATTERS

Other Matters for Action at the TEP Unitholder Meeting

As of the date of this proxy statement/prospectus, the TEP GP Board knows of no other matters that will be presented for consideration at the TEP Unitholder Meeting other than as described in this proxy statement/prospectus.

In accordance with the TEP Partnership Agreement and Delaware law, business transacted at the TEP Unitholder Meeting will be limited to those matters set forth in the notice of special meeting or matters otherwise properly presented by TEP GP at the TEP Unitholder Meeting. If any other matters are properly presented at the TEP Unitholder Meeting, or any adjournments of the special meeting, and are voted upon, including matters incident to the conduct of the meeting, the enclosed proxy will confer discretionary authority on the individuals named as proxy to vote the units represented by proxy as to any other matters so long as the TEP GP Board is not aware of any such other matter a reasonable time before the TEP Unitholder Meeting. It is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their best judgment on any such matter.

Householding of TEP Unitholder Meeting Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers or banks) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single notice or proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for security holders and cost savings for companies. Some banks, brokers and other nominees may be participating in the practice of “householding” proxy statements and annual reports. As indicated in the notice provided by these banks, brokers and other nominees to TEP Unitholders, a single proxy statement will be delivered to multiple TEP Unitholders sharing an address unless contrary instructions have been received from an affected TEP Unitholder. Once you have received notice from your bank, broker or other nominee that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you would prefer to receive separate copies of the proxy statement either now or in the future, please contact your bank, broker or other nominee or contact MacKenzie Partners, Inc., TEP’s proxy solicitor, or contact TEP by written or oral request to TEP at 4200 W. 115th Street, Suite 350, Leawood, Kansas 66211 or by telephone at (913) 928-6060.

THE MERGER AGREEMENT

The following is a summary of the material terms of the Merger Agreement. The provisions of the Merger Agreement are extensive and not easily summarized. The following summary is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement/prospectus as Annex A and is incorporated into this proxy statement/prospectus by reference. You should read carefully the Merger Agreement in its entirety because it, and not this proxy statement/prospectus, is the legal document that governs the terms of the Transactions, including the Merger.

The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Merger Agreement. Accordingly, you should keep in mind that the representations and warranties are modified in part by the underlying disclosure schedules. The disclosure schedules contain information that has been included in TEGP’s and TEP’s general prior public disclosures, as well as additional information, some of which may be non-public. Information concerning the subject matter of the representations and warranties may have also changed since the date of the Merger Agreement, and all of this information may or may not be fully reflected in TEGP’s and TEP’s public disclosures. To the extent there are any conflicts between any representations and warranties in the Merger Agreement and the additional information included or incorporated by reference in the proxy statement/prospectus, the information included or incorporated by reference herein will control. Accordingly, the representations, warranties and covenants in the Merger Agreement and the description of them in this proxy statement/prospectus should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings of TEGP and TEP filed with the SEC.

In the following summary of the material terms of the Merger Agreement, in each case unless explicitly stated otherwise: (i) all references to the “TEGP Group” refer to TEGP and its subsidiaries; (ii) all references to the “TEP Group” refer to TEP and its subsidiaries; (iii) all references to Affiliates of TEGP or any other member of the TEGP Group exclude the members of the TEP Group; (iv) all references to Affiliates of TEP or any other member of the TEP Group exclude the members of the TEGP Group, TEGP GP and Holdings; and (v) all references to subsidiaries of TEGP or any other member of the TEGP Group exclude the members of the TEP Group.

Structure of the Merger and Related Transactions

Pursuant to the Merger Agreement, Merger Sub will merge with and into TEP, with TEP surviving the merger (referred to in this summary with respect to periods following the Effective Time, interchangeably, as “TEP” or the “surviving entity”).

When the Merger Becomes Effective

The Merger will become effective at the Effective Time, which will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later date and time as may be set forth in the certificate of merger. From and after the Effective Time, the certificate of limited partnership of TEP, as in effect immediately prior to the Effective Time, will continue to be the certificate of limited partnership of the surviving entity until amended in accordance with its terms and applicable law. Except as amended pursuant to the Merger Agreement (as described in “—Effects of the Merger”), from and after the Effective Time, the TEP Partnership Agreement, as in effect immediately prior to the Effective Time, will continue to be the partnership agreement of the surviving entity until amended in accordance with its terms and applicable law.

The closing of the Transactions will take place on either (i) the next business day after the date on which the last of the conditions set forth in the Merger Agreement (other than those conditions that by their nature cannot be satisfied until the closing date) have been satisfied or waived in accordance with the terms of the Merger Agreement, or (ii) another date agreed by the parties in writing. Please read “—Conditions to the Merger” beginning on page 78 for a more complete description of the conditions that must be satisfied or waived prior to closing. The date on which the closing occurs is referred to as the “closing date.”

Effects of the Merger

At the Effective Time, as a result of the Merger and without any action on the part of any of the parties or any TEP Unitholder, the following will occur:

•	Each TEP Public Unit issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 2.0 TEGP Class A Shares (including any TEGP Class A Shares issued upon the rounding up of fractional TEGP Class A Shares, the “Merger Consideration” and such ratio, the “Exchange Ratio”). No fractional TEGP Class A Shares will be issued in the Merger. All fractional TEGP Class A Shares that a holder of TEP Public Units would otherwise be entitled to receive as merger consideration (after taking into account all TEP Public Units held by such holder of TEP Public Units) will be aggregated and then, if a fractional TEGP Class A Share results from that aggregation, be rounded up to the nearest whole TEGP Class A Share.

Upon being converted into the right to receive the Merger Consideration, each TEP Public Unit will cease to be outstanding and be canceled or retired and shall cease to exist, and the TEP Unitholder holding such TEP Public Unit will cease to be a limited partner of TEP or have any rights with respect to such TEP Public Unit except (i) the right to receive the Merger Consideration and (ii) any distributions to be paid in accordance with the Merger Agreement. Please read “—Exchange of TEP Common Units—Distributions with Respect to Unexchanged TEP Common Units” for a discussion of any distributions payable upon the surrender of TEP Public Units.

•	Each TEP Common Unit issued and outstanding immediately prior to the Effective Time and held by TE or Holdco will be unaffected by the Merger and will remaining outstanding in the surviving entity as set forth in the TEP Partnership Agreement (as amended at the Effective Time), and no consideration will be delivered to TE or Holdco in respect thereof. TE and Holdco will continue as limited partners of the surviving entity.

•	The IDRs issued and outstanding immediately prior to the Effective Time and held by TEP GP will be cancelled and cease to exist, and no consideration will be delivered to TEP GP in respect thereof.

•	Notwithstanding any provision of the TEP Partnership Agreement (and the TEP Partnership Agreement is amended at the Effective Time to the extent necessary to provide that), the TEP General Partner Interest issued and outstanding immediately prior to the Effective Time and held by TEP GP will be automatically converted into a general partner interest that will not participate in distributions of the surviving entity and, as a result, from and after the Effective Time, (i) TEP GP will continue as the general partner of the surviving entity without interruption, (ii) TEP GP will not be entitled to any distributions, allocations or other economic rights associated with the TEP General Partner Interest, (iii) TEP GP will continue to be entitled to any management rights associated with the TEP General Partner Interest and (iv) TEP will continue without dissolution. No consideration will be delivered to TEP GP in respect thereof.

Additionally, at the Effective Time, the following will occur:

•	Each TEP EPU that is outstanding and unvested immediately prior to the Effective Time will be converted into the right to receive a TEGP EPS with respect to TEGP Class A Shares with substantially the same terms as those applicable to such TEP EPU and set forth in the agreement evidencing the award of such TEP EPU as in effect on the date of execution of the Merger Agreement (each an “assumed EPU”).

From and after the Effective Time, (i) each assumed EPU award will be settled in TEGP Class A Shares; (ii) the number of TEGP Class A Shares subject to each assumed EPU award will be determined by multiplying the number of TEP Common Units subject to such assumed EPU award immediately prior to the Effective Time by the Exchange Ratio, and rounding up the resulting number to the nearest whole number of TEGP Class A Shares; and (iii) any conditions and restrictions on the receipt of any assumed EPUs will continue in full force and effect and the term, vesting schedule and other provisions of such assumed EPUs will otherwise remain unchanged as a result of the assumption of such assumed EPUs. Additionally, (A) TEGP GP will assume all obligations with respect to each assumed EPU, (B) each assumed EPU will, in accordance with its terms, be subject to further adjustment as appropriate to reflect any dividend or distribution payable in partnership interests, voting securities, equity interests or rights, subdivision, reclassification, split, split-up, combination, merger, consolidation, reorganization, exchange or other similar transaction with respect to TEGP Class A Shares following the Effective Time, and (C) the TEGP GP Board will succeed to the authority and responsibility of the TEP GP Board with respect to each assumed EPU.

•	The limited liability company interests in Merger Sub issued and outstanding immediately prior to the Effective Time will be cancelled and cease to exist, and no consideration will be delivered in respect thereof.

•	TE will issue to TEGP a number of TE Units equal to the number of TEGP Class A Shares issued as Merger Consideration. No fractional TE Unit will be issued in connection with the Merger.

For a description of the TEGP Class A Shares, please read “Description of TEGP Class A Shares” and for a description of the comparative rights of the TEP Unitholders and TEGP Class A Shares, please read “Comparison of the Rights of TEP Unitholders and TEGP Shareholders.”

Exchange of TEP Common Units

Exchange Agent

Prior to the Effective Time, TEGP will appoint a commercial bank or trust company to act as exchange agent for the purpose of exchanging TEP Common Units for TEGP Class A Shares. Promptly after the closing, TEGP will (i) deposit, or will cause to be deposited, with the exchange agent the new TEGP Class A Shares to be issued as the Merger Consideration and (ii) authorize the exchange agent to exchange TEP Common Units for TEGP Class A Shares pursuant to the Merger Agreement. TEGP will also deposit or make available to the exchange agent, from time to time after the Effective Time, cash necessary to pay any distributions to be paid in accordance with the Merger Agreement. Any TEGP Class A Shares and cash deposited with or made available to the exchange agent are referred to as the “exchange fund.” The exchange fund will be used only for the purposes contemplated by the Merger Agreement.

Exchange Procedures

Promptly after the Effective Time, TEGP will instruct the exchange agent to mail to each applicable record holder of TEP Public Units a form of letter of transmittal and instructions explaining how to surrender TEP Public Units represented by book entry to the exchange agent in exchange for the Merger Consideration and any distributions, in each case to which such holder of TEP Public Units is entitled under the Merger Agreement.

Holders of TEP Public Units who deliver a properly completed and signed letter of transmittal and any other documents required by the exchange agent will be entitled to receive:

•	TEGP Class A Shares to which such holder of TEP Public Units is entitled as the Merger Consideration pursuant to the Merger Agreement and as described above under “—Structure of the Merger and Related Transactions—Effects of the Merger”; and

•	Any distributions to be paid to such holder of TEP Public Units in accordance with the Merger Agreement and as described below under “—Distributions with Respect to Unexchanged TEP Common Units.”

All TEGP Class A Shares to be delivered as Merger Consideration will be uncertificated and will be registered in book-entry form.

After the Effective Time, there will be no further registration of transfers on the unit transfer books of TEP with respect to TEP Common Units. If TEP Common Units are presented to TEP or its transfer agent for transfer, they will be canceled against delivery of the appropriate Merger Consideration and any distributions to be paid to the holder thereof in accordance with the Merger Agreement.

No interest will be paid or accrue on any Merger Consideration or any distributions to be paid to TEP Unitholders in accordance with the Merger Agreement.

Distributions with Respect to Unexchanged TEP Public Units

No distributions declared or made with respect to TEGP Class A Shares with a record date after the Effective Time will be paid to the holder of any TEP Common Units not surrendered with respect to TEGP Class A Shares issuable in respect of such TEP Common Units until such TEP Common Units have been surrendered in accordance with the Merger Agreement. Subject to applicable law, following compliance with the requirements of the Merger Agreement, (i) TEGP will cause the exchange agent to pay the following to each holder of TEP Public Units, without interest: (A) promptly after the time of surrender of such holder’s TEP Public Units, the amount of distributions with a record date after the Effective Time and a payment date on or prior to the date of surrender that were previously paid with respect to TEGP Class A Shares issuable as Merger Consideration with respect to such TEP Public Units and (B) at the appropriate payment date, the amount of distributions with a record date prior to the Effective Time that were declared prior to the Effective Time and that are payable with respect to such TEP Public Units but remain unpaid at the closing date, and (ii) TEGP will pay to each holder of TEP Public Units, without interest, at the appropriate payment date, the amount of distributions with a record date after the Effective Time and prior to the date of surrender and a payment date subsequent to the date of surrender that are payable with respect to TEGP Class A Shares issuable as Merger Consideration with respect to such TEP Public Units.

No Further Rights in TEP Public Units

The Merger Consideration issued upon surrender of TEP Public Units in accordance with the Merger Agreement will be deemed to be issued and paid in full satisfaction of all rights pertaining to such TEP Public Units, subject to TEGP’s obligation with respect to TEP Common Units outstanding immediately prior to the Effective Time to pay any distributions with a record date prior to the Effective Time that were declared on or prior to the Effective Time and that are payable with respect to such TEP Common Units but remain unpaid at the closing date.

No Fractional Shares

No certificates or scrip representing fractional TEGP Class A Shares will be issued in the Merger. All fractional TEGP Class A Shares that a holder of TEP Public Units would otherwise be entitled to receive as Merger Consideration (after taking into account all TEP Public Units held by such holder of TEP Public Units) will be aggregated and then, if a fractional TEGP Class A Share results from such aggregation, be rounded up to the nearest whole TEGP Class A Share, and any additional TEGP Class A Shares will become part of the Merger Consideration.

Termination of Exchange Fund

Any portion of the exchange fund that remains unclaimed by the former TEP Unitholders as of the date that is twelve months following the Effective Time will be delivered to TEGP upon demand. Thereafter, any former

TEP Unitholders who have not complied with the provisions of the Merger Agreement relating to the surrender of TEP Common Units will look only to TEGP for the payment of their claim for Merger Consideration and any distributions to be paid to them in accordance with the Merger Agreement, in each case without interest.

No Liability

None of TEGP, TEGP GP, TEP, TEP GP or the surviving entity will be liable to any holder of TEP Public Units for any TEGP Class A Shares (or cash for the payment of distributions with respect thereto) from the exchange fund delivered to a public official pursuant to any abandoned property, escheat or similar law.

Transferred TEP Public Units

If any TEP Public Units have been transferred but such transfer is not registered in the unit transfer books of TEP, the transferee of such TEP Public Units may surrender such TEP Public Units by delivering to the exchange agent evidence of ownership of such TEP Public Units accompanied by all documents required to evidence and effect such transfer. In addition, the transferee of such TEP Public Units must pay to the exchange agent in advance any transfer or other taxes required as a result of the delivery of the Merger Consideration and any distributions in any name other than the record holder of such TEP Public Units or must establish to the exchange agent’s satisfaction that such taxes have been paid or are not payable. After compliance with these procedures, the Merger Consideration payable in respect to such TEP Public Units, and any distributions to be paid in accordance with the Merger Agreement, may be paid to such transferee.

Admission of Holders of TEP Public Units as Additional Limited Partners of TEGP

Each former holder of TEP Public Units receiving TEGP Class A Shares pursuant to the Merger, will automatically be admitted as a limited partner of TEGP upon the issuance of TEGP Class A Shares to such holder of TEP Public Units.

Withholding

Each of TEGP, the surviving entity and the exchange agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to the Merger Agreement to any holder of TEP Common Units or TEP EPUs such amounts as TEGP, the surviving entity or the exchange agent deems to be required to deduct and withhold under the Internal Revenue Code or any provision of state, local or foreign tax law, with respect to the making of such payment. To the extent that amounts are deducted and withheld by TEGP, the surviving entity or the exchange agent, such amounts will be treated for all purposes of the Merger Agreement as having been paid to the holder of TEP Common Units or TEP EPUs in respect of whom such deduction and withholding was made by TEGP, the surviving entity or the exchange agent, as the case may be. If withholding is taken in TEGP Class A Shares, TEGP, the surviving entity or the exchange agent, as the case may be, will be treated as having sold such consideration for an amount of cash equal to the fair market value of such consideration at the time of such deemed sale and paid such cash proceeds to the appropriate taxing authority.

Anti-Dilution Provisions

If between the date of execution of the Merger Agreement and the Effective Time, whether or not permitted pursuant to the terms of the Merger Agreement, the number of outstanding TEP Common Units or TEGP Class A Shares changes into a different number of units, shares or other securities (including any different class or series of securities) by reason of any dividend or distribution payable in partnership interests, voting securities or equity interests or rights, subdivision, reclassification, split, split-up, combination, merger, consolidation, reorganization, exchange or other similar transaction, or if any such transaction is authorized, declared or agreed upon with a record date prior to the Effective Time, then the Merger Consideration and any other similarly dependent items will be appropriately adjusted to reflect fully the effect of such transaction and to provide TEP, Merger Sub and the TEP Unitholders the same economic effect as contemplated by the Merger Agreement prior to such transaction.

Actions Pending the Merger

Conduct of Business of TEP

From the date of execution of the Merger Agreement until the Effective Time, except for actions (1) expressly contemplated or permitted by the Merger Agreement, (2) required by applicable law, or (3) consented to in writing by TEGP (which consent may not be unreasonably withheld, delayed or conditioned), (i) TEP GP shall cause TEP and its subsidiaries to conduct their respective businesses in the ordinary course of business consistent with past practice and (ii) TEP GP will not, and will not permit TEP to, cause the amendment of the certificate of limited partnership of TEP or the TEP Partnership Agreement, or the certificate of formation of TEP GP or the TEGP GP LLCA, in each case, to the extent any such amendment would reasonably be expected to (A) prohibit, prevent or materially hinder, impede or delay the ability of the parties to satisfy any conditions to, or the consummation of, the Transactions or (B) adversely impact the TEP Unitholders in any material respect.

Conduct of Business of TEGP

From the date of execution of the Merger Agreement until the Effective Time, except for actions (1) expressly contemplated or permitted by the Merger Agreement, (2) set forth on the disclosure schedules delivered by TEGP, (3) required by applicable law, (4) reasonably necessary or advisable in connection with the making of one or more capital contributions, indirectly, to Rockies Express in order to fund TE’s indirect proportionate share of the repayment of certain of REX’s outstanding debt, or (5) consented to in writing by the TEP Conflicts Committee (which consent may not be unreasonably withheld, delayed or conditioned), TEGP will not, and will not permit any member of the TEGP Group to:

•	amend (i) the certificate of limited partnership of TEGP or the TEGP Partnership Agreement or (ii) the certificate of formation or limited liability company agreement of TE, in each case, to the extent such amendment would reasonably be expected to (A) prohibit, prevent or materially hinder, impede or delay the ability of the parties to satisfy any of the conditions to, or the consummation of, the Transactions or (B) have a material adverse effect on the value of the Merger Consideration to be received by holders of TEP Public Units in the Merger;

•	declare, set aside or pay any distribution payable in cash, stock or property, other than (i) regular quarterly cash distributions in respect of any partnership interests in TEGP approved by the TEGP GP Board in accordance with the TEGP Partnership Agreement, (ii) cash distributions in respect of TE Units in accordance with the limited liability company agreement of TE and (iii) cash distributions in respect of membership interests in TEP GP in accordance with the limited liability company agreement of TEP GP;

•	make any acquisition or disposition, directly or indirectly (including by merger, consolidation, acquisition of assets, tender or exchange offer or otherwise), of any business or any corporation, partnership, limited liability company, joint venture or other business organization or division thereof or any property or assets of any other person, other than (i) acquisitions or dispositions in the ordinary course of business and (ii) any acquisition or disposition that is not, individually, material to the TEGP Group, taken as a whole;

•	split, combine, divide, subdivide, reverse split, reclassify, recapitalize or effect any other similar transaction with respect to any of such entity’s capital stock or other equity interests;

•	adopt a plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation or other reorganization, in each case, that would not reasonably be expected to (i) prohibit, prevent or materially hinder, impede or delay the ability of the parties to satisfy any of the conditions to, or the consummation of, the Transactions or (ii) materially negatively impact the value of the Merger Consideration to be received by the holders of TEP Public Units in the Merger;

•	issue, deliver or sell any partnership interests of TEGP, or any options, warrants, convertible or exchangeable securities, subscription rights, conversion or exchange rights, preemptive rights, stock appreciation rights, phantom stock or profit participation or similar rights with respect thereto, for cash, provided that such restriction will not be deemed to (i) limit TEGP’s ability to make equity grants to its or its Affiliates’ employee benefit plans or as otherwise permitted pursuant to the Merger Agreement, (ii) restrict the vesting and/or payment, or the acceleration of the vesting and/or payment, of any awards consisting of TEGP Class A Shares or other equity awards in accordance with the terms of any existing equity-based, bonus, incentive, performance or other compensation plan or arrangement or employee benefit plan of TEGP (including in connection with any equity award holder’s termination of service) or (iii) restrict the exchange of TEGP Class B Shares, together with a corresponding number of TE Units, for TEGP Class A Shares in accordance with the TEGP Partnership Agreement and the limited liability company agreement of TE;

•	grant any awards consisting of shares of TEGP Class A Shares or other partnership interests of TEGP, or any options, warrants, convertible or exchangeable securities, subscription rights, conversion or exchange rights, preemptive rights, stock appreciation rights, phantom stock or profit participation or similar rights with respect thereto, under any equity-based, bonus, incentive, performance or other compensation plan or arrangement or employee benefit plan of TEGP, other than (i) in the ordinary course of business consistent with past practice, (ii) as retention incentives, or (iii) the payment of bonuses in the form of equity-based awards;

•	waive, release, assign, settle or compromise any claims, lawsuits, arbitration, investigations or similar actions to which a member of the TEGP Group is party seeking damages or an injunction or other equitable relief, which waiver, release, assignment, settlement or compromise would reasonably be expected to result in a material adverse effect with respect to the TEGP Group, taken as a whole (please read “—Representations and Warranties” for a summary of the definition of material adverse effect in the Merger Agreement);

•	other than in the ordinary course of business, (i) incur, assume, guarantee or otherwise become liable for any indebtedness (directly, contingently or otherwise), other than borrowings under existing revolving credit facilities, or (i) create any lien on the property of any member of the TEGP Group to secure indebtedness; or

•	(i) agree, in writing or otherwise, to take any of the foregoing actions, or (ii) agree, in writing or otherwise, to take any action that would reasonably be expected to prohibit, prevent or materially hinder, impede or delay the ability of the parties to satisfy any of the conditions to, or the consummation of, the Transactions.

Conditions to the Merger

Conditions of Each Party

The respective obligations of the parties to proceed with the closing are subject to the satisfaction on or prior to the closing date of each of the following conditions, any one or more of which may be waived (to the extent legally permissible) in writing, in whole or in part, as to a party by each other party:

•	the Merger Agreement and the Transactions must have been approved and adopted by holders of a majority of the outstanding TEP Common Units voting as a single class;

•	(i) any waiting period (and any extensions thereof) applicable to the Transactions under the HSR Act, must have expired or been terminated and (ii) all filings required to be made prior to the Effective Time with, and all other consents, approvals, permits and authorizations required to be obtained prior to the Effective Time from, any governmental authority in connection with the execution and delivery of the Merger Agreement and the consummation of the Transactions, by the parties and their affiliates must have been made or obtained, except where the failure to make such filings or obtain such consents, approvals, permits and authorizations would not be reasonably likely to result in a material adverse effect with respect to the TEGP Group, taken as a whole, or the TEP Group, taken as a whole;

•	no order, decree or injunction of any court or agency of competent jurisdiction can be in effect, and no law can have been enacted or adopted, that enjoins, prohibits or makes illegal consummation of any of the Transactions, and no action, proceeding or investigation by any governmental authority with respect to the Merger or the other Transactions can be pending that seeks to restrain, enjoin, prohibit, delay or make illegal the consummation of the Merger or such other Transactions or to impose any material restrictions or requirements thereon or on TEGP or TEP with respect thereto;

•	the registration statement on Form S-4 of which this proxy statement/prospectus forms a part must have become effective under the Securities Act and no stop order suspending the effectiveness of such Registration Statement can have been issued and no proceedings for that purpose can have been initiated or threatened by the SEC or any other governmental authority;

•	the TEGP Class A Shares to be issued in the Merger must have been approved for listing on the NYSE, subject to official notice of issuance; and

•	each of the parties must have received copies of evidence of the resignation of each director of TEP GP effective as of the Effective Time.

Additional Conditions to the Obligations of TEP

The obligation of TEP to proceed with the closing is subject to the satisfaction on or prior to the closing date of the following conditions, any one or more of which may be waived (to the extent legally permissible) in writing, in whole or in part, as to a party by TEP:

•	each of the representations and warranties of TEGP, TE, Merger Sub and TEP GP contained in the Merger Agreement must be true and correct as of the date of execution of the Merger Agreement and upon the closing date with the same effect as though all such representations and warranties had been made on the closing date (except for any such representations and warranties made as of a specified date, which shall be true and correct as of such date), in any case, in all material respects, and any representations and warranties that are qualified by materiality or material adverse effect must be true and correct in all respects;

•	each of TEGP, TE, Merger Sub and TEP GP must have performed or complied in all material respects with all agreements and covenants required to be performed by it under the Merger Agreement on or prior to the closing date;

•	there cannot have occurred a material adverse effect with respect to the TEGP Group, taken as a whole, between the date of execution of the Merger Agreement and the closing date; and

•	TEP must have received (i) a certificate signed by an executive officer of TEGP GP, dated the closing date, certifying as to the matters set forth above as they relate to TEGP and (ii) a certificate signed by an executive officer of TE, dated the closing date, certifying as to the matters set forth above as they relate to TE, TEP GP and Merger Sub.

Additional Conditions to the Obligations of TEGP, TE and Merger Sub

The obligation of each of TEGP, TE and Merger Sub to proceed with the closing is subject to the satisfaction on or prior to the closing date of the following conditions, any one or more of which may be waived (to the extent legally permissible) in writing, in whole or in part, as to a party by TEGP, TE or Merger Sub, as applicable:

•	each of the representations and warranties of TEP contained in the Merger Agreement must be true and correct as of the date of execution of the Merger Agreement and upon the closing date with the same effect as though all such representations and warranties had been made on the closing date (except for any such representations and warranties made as of a specified date, which shall be true and correct as of such date), in any case, in all material respects, and any representations and warranties that are qualified by materiality or material adverse effect must be true and correct in all respects;

•	TEP must have performed or complied in all material respects with all agreements and covenants required to be performed by it under the Merger Agreement on or prior to the closing date;

•	there cannot have occurred a material adverse effect with respect to the TEP Group, taken as a whole, between the date of execution of the Merger Agreement and the closing date; and

•	each of TEGP, TE and Merger Sub must have received a certificate signed by an executive officer of TEP GP, dated the closing date, certifying as to the matters set forth above as they relate to TEP.

Representations and Warranties

The Merger Agreement contains representations and warranties of the parties to the Merger Agreement. These representations and warranties, as applicable, concern, among other things:

•	legal organization, existence, general authority and good standing;

•	power and authorization to enter into and carry out the obligations of the Merger Agreement, and enforceability of the Merger Agreement;

•	the absence of defaults, breaches and other conflicts caused by entering into the Merger Agreement and completing the merger;

•	required board and committee consents and approvals;

•	the absence of required governmental consents and approvals, other than those noted therein;

•	capitalization;

•	the due authorization and issuance, when issued, of the TEP Common Units, TEGP Class A Shares and TE Units to be issued in connection with the Transactions;

•	the absence of any party’s ownership of any equity interests other than in its subsidiaries;

•	good and valid title to material assets;

•	the absence of pending claims, lawsuits, arbitration, investigations or similar actions or violations of applicable laws;

•	the accuracy of books and records;

•	the absence of undisclosed affiliate transactions;

•	the accuracy of financial statements and reports filed with the SEC;

•	the absence of undisclosed liabilities;

•	compliance with applicable laws;

•	the non-applicability of the Investment Company Act of 1940 to any party;

•	the absence of any material adverse effects with respect to a party and its subsidiaries;

•	certain tax matters;

•	the absence of brokers other than those noted therein; and

•	the fairness opinion delivered to the TEP Conflicts Committee.

Many of the representations and warranties in the Merger Agreement provide that such representation and warranty does not extend to matters where the failure of the representation and warranty to be accurate would not result in a material adverse effect on the party making the representation and warranty. For purposes of the

Merger Agreement, “material adverse effect,” when used with respect to a party means any change, effect, event or occurrence that:

•	prevents, delays or impairs, or has a material adverse effect on, the ability of such party to perform its obligations under the Merger Agreement or to consummate the Transactions; or

•	has a material adverse effect on or causes a material adverse change in the assets, liabilities, financial condition or results of operations of such party.

A material adverse effect does not include any effect or change:

•	that impacts the natural gas transportation industry or the crude oil transportation, storage or terminalling industries generally (including any change in the prices of natural gas, crude oil or other hydrocarbon products, industry margins or regulatory changes or changes in applicable law or GAAP), except where the impact on such party is not materially disproportionate to the impact on similarly situated parties in the natural gas transportation industry or crude oil transportation, storage or terminalling industries;

•	in United States or global political or economic conditions or financial markets in general, except where the impact on such party is not materially disproportionate to the impact on similarly situated parties in the natural gas transportation industry or crude oil transportation, storage or terminalling industries; or

•	resulting from the announcement of the Transactions and the taking of actions contemplated by the Merger Agreement.

Covenants

The parties made the covenants described below.

Access to Information; Confidentiality

Access to Information

Upon reasonable notice, from the date of execution of the Merger Agreement to the closing date, each party will, and will cause its subsidiaries to, (i) afford the other parties and their respective officers, employees, counsel, accountants and other authorized representatives, reasonable access, during normal business hours, to all of its properties, books, contracts, commitments and records and to its officers, employees, counsel, accountants, or other representatives and (ii) if applicable, furnish promptly to each other party (A) a copy of each material report, schedule and other document filed by it pursuant to the requirements of applicable federal or state securities laws (other than reports or documents that TEP or TEGP, or their respective subsidiaries, as the case may be, are not permitted to disclose under applicable law) and (B) all other information concerning the business, properties and personnel of such party and such other party may reasonably request. No party is required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of the TEP Conflicts Committee or the institution in possession or control of such information or contravene any law, fiduciary duty or binding agreement entered into prior to the date of execution of the Merger Agreement. The parties will make reasonable and appropriate substitute disclosure arrangements when the restrictions referred to in the preceding sentence apply.

Confidentiality

Each party agrees that it (i) will not use any information obtained pursuant to the rights described in “—Access to Information” above or in provisions of the Merger Agreement relating to acquisition proposals and TEP adverse recommendation changes (as discussed below in “—Acquisition Proposals; TEP Adverse Recommendation Changes”) for any purpose unrelated to (A) the consummation of the Transactions or

(B) matters contemplated by the provisions of the Merger Agreement relating to acquisition proposals and TEP adverse recommendation changes, in accordance with the terms thereof, and (ii) will hold in confidence all information and documents obtained pursuant to the rights described in “—Access to Information” above or in provisions of the Merger Agreement relating to acquisition proposals and TEP adverse recommendation changes (as discussed below in “—Acquisition Proposals; TEP Adverse Recommendation Changes”), provided that the foregoing restrictions will not apply to any such information such party was, prior to the date of execution of the Merger Agreement, entitled to receive pursuant to applicable law or any contract or agreement other than the Merger Agreement. No investigation by any party of the business and affairs of another party will affect, or be deemed to modify or waive, any representation, warranty, covenant or other agreement in the Merger Agreement, or the conditions to any party’s obligation to consummate the Transactions.

Registration Statement

Preparation of the Registration Statement

Each of the parties agrees to cooperate in the preparation of the registration statement on Form S-4 of which this proxy statement/prospectus forms a part (the “Registration Statement”), and all related documents, to be filed by TEGP with the SEC in order to register the issuance of the TEGP Class A Shares to be issued in the Merger. Provided each of the other parties has cooperated in the preparation of the Registration Statement as required under the Merger Agreement, TEGP agrees to use its commercially reasonable efforts to file the Registration Statement with the SEC as promptly as reasonably practicable, and in any event within 20 days, following the date of execution of the Merger Agreement. Each of TEGP and TEP agrees to use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, and to maintain the Registration Statement in effect until the earlier of the consummation of the Transactions or the termination of the Merger Agreement in accordance with its terms. Each of the parties also agrees to use its commercially reasonable efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to consummate the Transactions. Each of the parties agrees to furnish to the other parties all information concerning the members of the TEGP Group and the members of the TEP Group, as applicable, and to take such other action, as may be reasonably requested in connection with the foregoing.

Information Supplied

Each of the parties agrees, as to itself and its subsidiaries, that (i) none of the information supplied or to be supplied by it for inclusion or incorporation by reference in the Registration Statement will, at the time the Registration Statement and each amendment or supplement thereto, if any, becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) none of the information supplied or to be supplied by it for inclusion or incorporation by reference in this proxy statement/prospectus, and any amendment or supplement thereto, will, at the date this proxy statement/prospectus is mailed to the TEP Unitholders, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the parties further agrees that, if it becomes aware prior to the closing date of any information that would cause any of the statements in the Registration Statement or this proxy statement/prospectus to be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not false or misleading, it will promptly inform the other parties of such information and take the necessary steps to correct such information in an amendment or supplement to the Registration Statement or this proxy statement/prospectus, as applicable.

SEC Correspondence

Each of TEGP and TEP will (i) promptly notify the other party of receipt of any comments from the SEC or its staff regarding, and any requests by the SEC or its staff for amendments or supplements to or additional information regarding, the Registration Statement and (ii) promptly supply the other party with copies of all correspondence between such party and its employees, counsel, accountants and other authorized representatives, on the one hand, and the SEC or its staff, on the other hand, with respect thereto. TEGP and TEP agree to use their respective commercially reasonable efforts to respond to any comments of the SEC or its staff with respect to the Registration Statement as promptly as practicable following receipt thereof from the SEC or its staff.

Distribution of Proxy Statement

TEP agrees to distribute, or cause the distribution of, this proxy statement/prospectus to TEP Unitholders as promptly as practicable after the Registration Statement is declared effective under the Securities Act.

Registration of TEGP Class A Shares Subject to Assumed EPUs

On the closing date, to the extent necessary to register the issuance of the TEGP Class A Shares subject to assumed EPUs, TEGP agrees to use its commercially reasonable efforts to file with the SEC a registration statement on Form S-8, a post-effective amendment to Form S-3, or, in each case, any successor form thereto, or such other registration statement or amendment as may be required in order to register the issuance of such TEGP Class A Shares. TEGP agrees to use its commercially reasonable efforts to maintain in effect such registration statement, including any related prospectus or prospectuses, for so long as such assumed EPUs continue to be outstanding and unvested.

TEP Unitholder Meeting

Subject to the terms and conditions of the Merger Agreement, TEP GP agrees to take, for and on behalf of TEP, in accordance with the TEP Partnership Agreement, applicable law and applicable stock exchange rules, and as soon as practicable following the date of execution of the Merger Agreement, all action necessary to set a record date for, call, give notice of, hold and convene the TEP Unitholder Meeting.

Subject to the provisions of the Merger Agreement relating to acquisition proposals and TEP adverse recommendation changes (as discussed below in “—Acquisition Proposals; TEP Adverse Recommendation Changes”), each of the TEP GP Board and the TEP Conflicts Committee shall recommend approval of the Merger Agreement and the Transactions to the TEP Unitholders (the “TEP GP recommendation”) and must not (i) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to TEGP, the TEP GP recommendation; (ii) if any acquisition proposal has been made public, fail to issue a press release recommending against such acquisition proposal and reaffirming the TEP GP recommendation, if requested by TEGP in writing, within the earlier of 10 business days after such written request or two business days before the TEP Unitholder Meeting, provided that TEGP may only make such request once with respect to a particular acquisition proposal unless such acquisition proposal is materially modified, in which case TEGP may make such request once with respect to each such material modification; (iii) fail to announce publicly, within ten business days after a tender offer or exchange offer relating to any securities of TEP has been commenced, that the TEP GP Board and the TEP Conflicts Committee recommend rejection of such tender or exchange offer; (iv) fail to include such TEP GP recommendation in this proxy statement/prospectus; or (v) resolve or publicly propose to do any of the foregoing (any such action, a “TEP adverse recommendation change”). Subject to the provisions of the Merger Agreement relating to acquisition proposals and TEP adverse recommendation changes, TEP GP agrees to use reasonable best efforts to obtain from the TEP Unitholders the votes of a majority of the outstanding TEP Common Units voting together as a single class in favor of the adoption of the Merger Agreement and the Transactions. Without limiting the generality of the foregoing, the obligations of TEP GP, for and on behalf of TEP, set forth above will not be affected by a TEP adverse recommendation change. Notwithstanding anything in the Merger Agreement to the contrary, (A) TEP GP may postpone or adjourn the TEP Unitholder Meeting (1) to solicit additional proxies for the purpose of obtaining the requisite approval of the TEP Unitholders, (2) in the absence of quorum or (3) to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that TEP has determined after consultation with outside legal counsel is necessary under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the TEP Unitholders prior to the TEP Unitholder Meeting, and (B) the TEP GP Board or the TEP Conflicts Committee (as the case may be), may cause TEP GP to postpone or adjourn the TEP Unitholder Meeting if the TEP GP Board or the TEP Conflicts Committee has delivered a notice with respect to a potential TEP adverse recommendation change and the notice period with respect to such potential TEP adverse recommendation change has not expired.

Contemporaneously with the execution and delivery of the Merger Agreement, TE executed and delivered the Support Agreement.

Acquisition Proposals; TEP Adverse Recommendation Changes

As defined in the Merger Agreement, “acquisition proposal” means any inquiry, proposal or offer from any person or “group” (as defined in Section 13(d) of the Exchange Act), other than TEGP, TEGP GP, TE or Merger Sub, relating to any (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions, and whether through a tender offer, exchange offer, merger, consolidation, unit exchange, share exchange, business combination, recapitalization, liquidation, dissolution or other transaction), outside of the ordinary course of business, of (A) assets of the TEP Group equal to 20% or more of the Total Assets of the TEP Group as of December 31, 2017 or (B) assets representing 20% or more of the Adjusted EBITDA of the TEP Group for the year ended December 31, 2017, in each case as reported in TEP’s annual report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 13, 2018, or (ii) direct or indirect acquisition (whether in a single transaction or a series of related transactions, and whether through a tender offer, exchange offer, merger, consolidation, unit exchange, share exchange, business combination, recapitalization, liquidation, dissolution or other transaction) of beneficial ownership (within the meaning of Section 13(d) of the Exchange Act) of 20% or more of any class of Equity Interests (as defined in the Merger Agreement) of TEP, except that an inquiry, proposal or offer involving the direct or indirect acquisition of beneficial ownership of (x) Equity Interests (as defined in the Merger Agreement) of TEGP but that does not also involve the direct acquisition of Equity Interests (as defined in the Merger Agreement) of TEP or (y) Equity Interests (as defined in the Merger Agreement) of TEP held by TE shall not constitute an “Acquisition Proposal.”

As defined in the Merger Agreement, “bona fide acquisition proposal” means an unsolicited, written, bona fide acquisition proposal that was not received or obtained in material violation of restrictions on TEP GP relating to acquisition proposals set forth in the Merger Agreement as described in “—Actions with Respect to Acquisition Proposal” below.

As defined in the Merger Agreement, “superior proposal” means a bona fide acquisition proposal that the TEP GP Board or the TEP Conflicts Committee, has determined in good faith, after consultation with its respective outside financial and legal advisors, (i) is reasonably likely to be consummated in accordance with its terms (provided that the fact that any requisite approval of the TEP Unitholders that may be required to effect such bona fide acquisition proposal has not yet been obtained may not be taken into account in determining whether a proposal is reasonably likely to be consummated) and (b) if consummated, would be more favorable to the TEP Unitholders (other than TEP GP and its Affiliates) than the Merger; except that for purposes of the definition of “superior proposal,” the references to “20%” in the definition of “acquisition proposal” are be deemed to be references to “50%.”

Actions with Respect to Acquisition Proposals

TEP GP, for and on behalf of TEP, and the TEP subsidiaries will not, and will use their respective reasonable best efforts to cause their respective representatives not to, directly or indirectly, (i) initiate, solicit or knowingly encourage or facilitate the submission of any acquisition proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information regarding, TEP in connection with any acquisition proposal, (iii) approve, endorse, recommend or enter into any contract or agreement in principle, whether written or oral, with any person (other than a member of the TEGP Group) concerning an acquisition proposal (except in compliance with the provisions of the Merger Agreement described in this section “—Actions with Respect to Acquisition Proposals”), (iv) terminate, amend, release, modify or fail to enforce any provision of, or grant any permission, waiver or request under, any standstill, confidentiality or similar contract entered into in compliance with the provisions of the Merger Agreement described in this section “—Actions with Respect to Acquisition Proposals” by TEP GP or one or more of the members of the TEP Group in respect of or in contemplation of an acquisition proposal, (v) take any action to make the provisions of any takeover laws inapplicable to any transactions contemplated by any acquisition proposal, or (vi) resolve or publicly propose or announce to do any of the foregoing.

If TEP GP, any member of the TEP Group or any of their respective representatives receives a bona fide acquisition proposal, TEP GP will cause such person to promptly deliver such bona fide acquisition proposal to the TEP GP Board and the TEP Conflicts Committee. Notwithstanding the foregoing, prior to obtaining the requisite approval of the TEP Unitholders, TEP GP, for and on behalf of TEP, may furnish any information to and enter into or participate in discussions or negotiations with, any person that makes a bona fide acquisition proposal if (A) either or both of the TEP GP Board or the TEP Conflicts Committee, after consultation with its or their respective outside legal counsel(s) and financial advisors, determines in good faith (1) that such acquisition proposal constitutes or is reasonably likely to result in a superior proposal and (2) that failure to permit TEP GP to furnish information to, or enter into or participate in discussions or negotiations with, such person would be inconsistent with their respective duties to the TEP Unitholders under applicable law, as modified by the TEP Partnership Agreement, and (B) prior to TEP GP furnishing any non-public information or data pertaining to TEP and its subsidiaries to such person, TEP has received from such person an executed confidentiality agreement, furnished a copy of such executed confidentiality agreement to TEGP and notified TEGP of the identity of such person.

TEP GP, for and on behalf of TEP, agrees to, as promptly as practicable (and in any event within 24 hours of receipt), advise TEGP orally and in writing of any acquisition proposal and the material terms and condition of any such acquisition proposal (including any changes thereto) and the identity of the person making any such acquisition proposal. TEP agrees to keep TEGP informed on a reasonably current basis of material developments to the status and details regarding any such acquisition proposal (including changes thereto).

TEP agrees that any breach of the restrictions or obligations described in the two foregoing paragraphs by any member of the TEP Group, the TEP GP Board or the TEP Conflicts Committee or any of their respective representatives (to the extent directed by them) shall constitute a breach of the Merger Agreement by TEP.

TEP Adverse Recommendation Change

Notwithstanding anything to the contrary in the Merger Agreement, at any time prior to obtaining the requisite approval of the TEP Unitholders, either or both of the TEP GP Board or the TEP Conflicts Committee may make a TEP adverse recommendation change if, after consultation with its or their respective outside legal counsel(s) and financial advisors, the TEP GP Board and/or the TEP Conflicts Committee (as the case may be) determines in good faith that the failure to make a TEP adverse recommendation change would be inconsistent with their respective duties to the TEP Unitholders under applicable law, as modified by the TEP Partnership Agreement. Notwithstanding the foregoing, (i) no such TEP adverse recommendation change may be made other than in response to a superior proposal that did not result from a breach of the restrictions described in “—Actions with Respect to Acquisition Proposals” or an intervening event and (ii) neither the TEP GP Board nor the TEP Conflicts Committee (as the case may be) may exercise its right to make a TEP adverse recommendation change pursuant to the foregoing unless:

•

the TEP GP Board or the TEP Conflicts Committee (as the case may be) has provided prior written notice to TEGP specifying in reasonable detail the reasons for making a TEP adverse recommendation change (including, in the case of a superior proposal, a description of the material terms of such superior proposal and in the case of an intervening event, a description of the material events giving rise to the intervening event) at least four days in advance of taking action with respect to a TEP adverse recommendation change, or if, at such time, the TEP Unitholder Meeting is to be held in less than four days, the TEP GP Board or the TEP Conflicts Committee (as the case may be) has provided as much notice as is reasonably practicable (the period inclusive of all such days, the “notice period”); and

•	during the notice period, the TEP GP Board or the TEP Conflicts Committee (as the case may be) has negotiated with the TEGP GP Board in good faith (to the extent the TEGP GP Board desires to negotiate) to make adjustments in the terms and conditions of the Merger Agreement so that the failure to effect such TEP adverse recommendation change would not be inconsistent with the TEP GP Board’s or the TEP Conflicts Committee’s (as the case may be) duties to TEP Unitholders under applicable law, as modified by the TEP Partnership Agreement.

Any material amendment to the terms of a superior proposal, if applicable, shall require a new notice and a new notice period, except that such new notice period in connection with any material amendment will be for two days from the time TEGP receives such notice (as opposed to four days).

As defined in the Merger Agreement, “intervening event” means any material event, development or change in circumstances that (i) is not known by the TEP GP Board or the TEP Conflicts Committee (as the case may be) as of the date of execution of the Merger Agreement (or if known, the magnitude or material consequences of which were not known by the TEP GP Board or the TEP Conflicts Committee (as the case may be) as of the date of execution of the Merger Agreement) and (ii) becomes known (or the magnitude or material consequences thereof become known) to or by the TEP GP Board or the TEP Conflicts Committee (as the case may be) prior to obtaining the requisite vote of the TEP Unitholders, except that in no event shall the following events, developments or changes in circumstances constitute an “intervening event”: (A) the receipt, existence or terms of an acquisition proposal or any matter relating thereto or consequence thereof, (B) any event, development or change in circumstances resulting from any action taken or omitted by the TEP Group that is required to be taken or omitted by the TEP Group pursuant to the Merger Agreement, (C) any event, development or change in circumstances that impacts the natural gas transportation industry or the crude oil transportation, storage or terminalling industries generally (including any change in the prices of natural gas, crude oil or other hydrocarbon products, industry margins or any regulatory changes or changes in applicable law or GAAP), or (D) any event, development or change in circumstances in U.S. or global political or economic conditions or financial markets in general, provided that, in the case of clauses (C) and (D), the impact on the TEP Group, taken as a whole, is not materially disproportionate to the impact on similarly situated parties in the natural gas transportation industry or the crude oil transportation, storage or terminalling industries.

Nothing contained in the Merger Agreement will prevent TEP, TEP GP, the TEP GP Board or the TEP Conflicts Committee from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to an acquisition proposal if the TEP GP Board or the TEP Conflicts Committee determines in good faith (after consultation with its outside legal counsel) that its failure to do so would be reasonably likely to constitute a violation of applicable law, provided, that the TEP GP recommendation is expressly reaffirmed in any such communication unless a TEP adverse recommendation change has occurred in accordance with the provisions of the Merger Agreement described in this section “—TEP Adverse Recommendation Change”.

Efforts

From and after the date of execution of the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement, each of the parties agrees to use its commercially reasonable efforts to (i) take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the Transactions as promptly as practicable (but in any event before a termination of the Merger Agreement) and (ii) defend any lawsuits or other actions, whether judicial or administrative, challenging the Merger Agreement or the consummation of the Transactions or seek to have lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the Transactions. Without limiting the foregoing but subject to the other terms of the Merger Agreement, the parties agree that, from time to time, whether before, at or after the closing date, each of them will execute and deliver, or cause to be executed and delivered, such instruments of assignment, transfer, conveyance, endorsement, direction or authorization as may be necessary to consummate and make effective the Transactions. Notwithstanding the foregoing, no party will be required to hold separate or make any divestiture of any asset not expressly contemplated by the Merger Agreement or otherwise agree to any restriction on its operations or other condition in order to obtain any consent or approval or other clearance required by the Merger Agreement.

No Public Announcement

TEGP and TEP agreed that, on the date of execution of the Merger Agreement, they would issue a joint press release with respect to the execution of the Merger Agreement and the Transactions, which press release was required to be reasonably satisfactory to TEGP GP and the TEP Conflicts Committee. Except in connection with a TEP adverse recommendation change, if any, no party will issue any other press release or make any other public announcement concerning the Merger Agreement or the Transactions (to the extent not previously issued or made in accordance with the Merger Agreement) (other than as may be required by applicable law or pursuant to the rules of the NYSE, in which event the party making the public announcement or press release must, to the extent practicable, notify TEGP and TEP in advance of such public announcement or press release) without the prior approval of TEGP or TEP, which approval shall not be unreasonably withheld, delayed or conditioned.

Expenses

Except as described below in “—Termination—Termination Expenses,” whether or not the Transactions are consummated, all costs and expenses incurred in connection with the Merger Agreement, including legal fees, accounting fees, financial advisory fees and other professional and non-professional fees and expenses, shall be paid by the party incurring such expenses, except that TE and TEP shall each pay for one-half of (i) any filing fees with respect to the registration statement of which this proxy statement/prospectus forms a part, (b) the costs of printing and mailing of this proxy statement/prospectus and (c) any filing fees and other costs and expenses relating to the preparation of any filing with a governmental authority required in connection with the Transactions, including any filings required under the HSR Act.

Regulatory Issues

The parties agree to cooperate fully with respect to any filing, submission or communication with a governmental authority having jurisdiction over the Transactions. Such cooperation includes each of the parties: (i) providing, in the case of oral communications with a governmental authority, advance notice of any such communication and, to the extent permitted by applicable law, an opportunity for each other party to participate; (ii) providing, in the case of written communications, an opportunity for each other party to comment on any such communication and provide the other with a final copy of all such communications; and (iii) complying promptly with any request for information from a governmental authority (including an additional request for information and documentary material), unless directed not to do so by any other party. All cooperation will be conducted in such a manner so as to preserve all applicable privileges.

In furtherance and not in limitation of the foregoing, the parties agree to cooperate fully to (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable, and in any event within ten business days after the date of execution of the Merger Agreement (unless a later date is mutually agreed to by the parties) and (ii) supply as promptly as practicable any additional information and documentary material that may be requested by any governmental authority pursuant to the HSR Act and use its reasonable best efforts to take, or cause to be taken, all other actions consistent with the obligations described herein necessary to cause the expiration or termination of any applicable waiting periods under the HSR Act as promptly as practicable (and in any event no later than the Termination Date (as defined below in “—Termination—Termination Rights”) under the Merger Agreement).

Listing of TEGP Class A Shares

TEGP agrees to use its reasonable best efforts to cause the TEGP Class A Shares to be issued in the Merger to be approved for listing on the NYSE (subject, if applicable, to notice of issuance) prior to the Effective Time.

Termination of Trading and Deregistration of TEP Common Units

TEP agrees to cooperate with TEGP, and agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable law and rules of the NYSE to cause (i) the delisting of the TEP Common Units on the NYSE and the termination of trading of the TEP Common Units on the closing date and prior to the Effective Time and (ii) the deregistration of the TEP Common Units under the Exchange Act as promptly as practicable after the Effective Time.

Distributions

Until the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms, TEGP agrees to use its commercially reasonable efforts to cause the TEP GP Board to declare and cause TEP to pay regular quarterly cash distributions to TEP Unitholders (i) declared, set aside or paid, as applicable, pursuant to the TEP Partnership Agreement, (ii) paid in the ordinary course of business consistent with past practice or (iii) in accordance with any plan or practice for the declaration, setting aside or payment of distributions publicly disclosed by TEP prior to the date of execution of the Merger Agreement or in connection with the Transactions.

Neither TEGP nor TEP GP is permitted to modify or fail to pay any cash distributions to holders of TEGP Class A Shares or TEP Common Units, as applicable, approved and declared on or prior to the date of execution of the Merger Agreement by the TEGP GP Board or the TEP GP Board, as applicable, pursuant to the TEGP Partnership Agreement or the TEP Partnership Agreement, as applicable, but that remain unpaid as of the date of execution of the Merger Agreement.

From the date of execution of the Merger Agreement to the Effective Time, each of TEGP and TEP agrees to coordinate with the other regarding the declaration of any distributions in respect of TEGP Class A Shares and TEP Common Units, and the record dates and payment dates relating thereto. It is the intention of the parties that holders of TEP Public Units will not receive, for any quarter, distributions in respect of both TEP Public Units and TEGP Class A Shares that they receive upon conversion of such TEP Public Units in the Merger, but that instead they will receive, for any such quarter, either: (i) only distributions in respect of TEP Public Units or (ii) only distributions in respect of TEGP Class A Shares that they receive upon conversion of such TEP Public Units in the Merger.

Section 16 Matters

Prior to the Effective Time, TEGP and TEP agree to take all such steps as may be necessary or appropriate to cause the Transactions, including any dispositions of TEP Public Units (including derivative securities with respect to such TEP Public Units) or acquisitions of shares of TEGP Class A Shares (including derivative securities with respect to such TEGP Class A Shares) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to TEGP or TEP, or will become subject to such reporting requirements with respect to TEGP, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

TEP Conflicts Committee

Prior to the Effective Time or the termination of the Merger Agreement in accordance with its terms, neither the TEP GP Board nor any member of the TEGP Group will, without the consent of the TEP Conflicts Committee, eliminate the TEP Conflicts Committee, or revoke or diminish the authority of the TEP Conflicts Committee, or remove or cause the removal of any member of the TEP GP Board that is a member of the TEP Conflicts Committee either as a member of such board or such committee, without the affirmative vote of the members of the TEP GP Board, including the affirmative vote of each of the other members of the TEP Conflicts Committee. For the avoidance of doubt, these restrictions will not apply to the filling of any vacancies caused by the death, incapacity or resignation of any director in accordance with the provisions of the TEP GP LLCA.

Takeover Laws

No party will take any action that would cause the Transactions to be subject to requirements imposed by any takeover laws, and each party agrees to take all necessary steps within its control to exempt (or ensure the continued exemption of) the Transactions from, or if necessary challenge the validity or applicability of, any rights plan adopted by such party or any applicable takeover law, as now or hereafter in effect, including, without limitation, takeover laws of any state that purport to apply to the Merger Agreement or the Transactions.

Indemnification and Insurance

TEGP and the surviving entity have agreed to indemnify and hold harmless, for a period of six years (or until the disposition of claims for indemnification or advancement asserted during such six-year period), certain current and former directors, officers and managers of members of the TEP Group or TEP GP, and certain persons serving as a director, officer, member, general partner, fiduciary or trustee of another person at the request of any member of the TEP Group or TEP GP (such persons, “TEP Indemnified Parties”), from and against liabilities arising in connection with claims relating to or arising out of the Merger Agreement or the Transactions in which any such TEP Indemnified Party may be involved, or is threatened to be involved, by reason of its status as a TEP Indemnified Party and its actions or omissions to act on behalf of or for the benefit of TEP in its capacity as a TEP Indemnified Party. TEP and the surviving entity have also agreed to advance to any such TEP Indemnified Party expenses (including legal fees and expenses) incurred by such TEP Indemnified Party in connection therewith. The rights to indemnification and advancement of expenses described in this paragraph are limited to the extent provided in, and in accordance with, the organizational documents of TEP and TEP GP as of the date of execution of the Merger Agreement.

Additionally, TEGP has agreed to, and has agreed to cause the members of the TEP Group to, for a period of six years (or until the disposition of claims for indemnification or advancement asserted during such six-year period):

•	honor all rights to indemnification, advancement of expenses, elimination of liability and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (including the Transactions) now existing in favor of the TEP Indemnified Parties as provided in the organizational documents of any member of the TEP Group, under applicable Delaware law or otherwise;

•	ensure that the organizational documents of the surviving entity and TEP GP (or their successor entities) will, for a period of six years following the Effective Time, contain provisions no less advantageous with respect to indemnification, advancement of expenses, elimination of liability and exculpation of their present and former directors, officers, employees and agents than are set forth in the organizational documents of TEP and TEP GP as of the date of execution of the Merger Agreement; and

•

maintain in effect officers’ and directors’ liability insurance policies covering each TEP Indemnified Party who is, or at any time prior to the Effective Time was, covered by the existing officers’ and directors’ liability insurance applicable to the members of the TEP Group on terms substantially no less advantageous to the TEP Indemnified Parties than existing officers’ and directors’ liability insurance policies prior to the Effective Time, except that TEGP will not be required to pay an annual premium in excess of 300% of the current annual premium.

In the event TEGP or any of its successors or assigns (i) consolidates with or merges into any other person and is not be the continuing or surviving entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then in each such case TEGP will cause proper provision to be made so that its successors and assigns, as the case may be, will assume the obligations described in this section entitled “—Indemnification and Insurance.”

Pre-Closing Matters

Issuance and Sale of TEP Common Units to Holdco

On the trading day immediately preceding the closing date, TEP will issue and sell to Holdco, and Holdco will purchase, a number of TEP Common Units equal to 0.1% of total number of TEP Common Units to be held by TE and Holdco as of the date of such issuance and sale, rounded up to the nearest whole TEP Common Unit. The purchase price for each TEP Common Unit to be issued and sold to Holdco will be the trailing 30-trading day volume-weighted average price of a TEP Common Unit on the NYSE for the period ending on the second trading day immediately preceding the closing date. Prior to such issuance and sale, TE will contribute to Holdco an amount of cash sufficient to permit Holdco to purchase each TEP Common Unit to be issued and sold to Holdco at the purchase price described above.

Termination of Certain Indemnification Obligations

Prior to or at the closing, the parties will and will cause their respective subsidiaries to take actions necessary or required to terminate in full all indemnification obligations between members of the TEP Group, on the one hand, and the members of the TEGP Group, on the other hand, including any rights to indemnification held by securityholders, directors, officers and employees of any member of the TEP Group or the TEGP Group as a third party beneficiary, if any, but excluding the indemnification obligations described under “—Indemnification and Insurance” above, without any liability, obligation or additional cost to any party or its affiliates with respect thereto following the closing.

Resignation of TEP GP Directors

Prior to or at the closing, TEP GP and TEP agree to use their respective commercially reasonable efforts to cause the resignation of each director of TEP GP, such resignations to be effective as of the Effective Time.

Termination

Termination Rights

The Merger Agreement may be terminated, and the Transactions may be abandoned at any time prior to the Effective Time:

•	by the mutual written agreement of the parties, if duly authorized by (i) the TEGP GP Board, on behalf of TEGP GP in its capacity as the general partner of TEGP, and (ii) the TEP Conflicts Committee, on behalf of TEP;

•	by (x) TEGP, if duly authorized by the TEGP GP Board on behalf of TEGP GP in its capacity as the general partner of TEGP, or (y) TEP, if duly authorized by the TEP Conflicts Committee on behalf of TEP, if:

•	the Effective Time has not occurred on or before September 30, 2018 (the “Termination Date”), except that (i) this termination right is not available to TEGP if any member of the TEGP Group fails to perform or observe in any material respect its obligations under the Merger Agreement in any manner, and such failure is the principal cause of, or resulted in, the failure of the Effective Time to occur on or before the Termination Date, (ii) this termination right is not available to TEP if any member of the TEP Group fails to perform or observe in any material respect its obligations under the Merger Agreement in any manner, and such failure is the principal cause of, or resulted in, the failure of the Effective Time to occur on or before the Termination Date and (iii) this termination right is not available to any party if any other party has filed (and is pursuing) an action seeking specific performance as permitted by the Merger Agreement;

•	(i) a governmental authority has issued an order, decree or ruling or taken any other action (including the enactment of any statute, rule, regulation, decree or executive order) permanently restraining, enjoining or otherwise prohibiting the Transactions and (ii) such order, decree, ruling or other action (including the enactment of any statute, rule, regulation, decree or executive order) has become final and non-appealable, except that the party seeking to terminate the Merger Agreement on this basis must have complied with any of such party’s obligations described in “—Covenants—Registration Statement,” “—Covenants—TEP Limited Partner Meeting,” “—Covenants—Efforts” and “—Covenants—Regulatory Issues;”

•	the TEP Unitholder Meeting has concluded, a vote upon the approval and adoption of the Merger Agreement and the Transactions has been taken, and the requisite approval of the TEP Unitholders has not been obtained, it being understood that the right to terminate the Merger Agreement on this basis is available to TEGP even if the failure to obtain the requisite approval of the TEP Unitholders is proximately caused by a withdrawal, modification or qualification of the TEP GP recommendation, whether or not permitted by the Merger Agreement;

•	by TEP, if duly authorized by the TEP Conflicts Committee on behalf of TEP, if any of TEGP, TE, Merger Sub or TEP GP has breached or failed to perform any of its representations, warranties, covenants or agreements in the Merger Agreement, or if any of its representations or warranties set forth in the Merger Agreement fail to be true, if such breach or failure (i) would result in a failure of a condition to closing relating to such representations, warranties, covenants or agreements if it occurred or was continuing as of the closing date and (ii) is incapable of being cured, or is not cured, by the breaching party prior to the Termination Date, except that TEP may not terminate the Merger Agreement on this basis if, at the time it seeks to terminate the Merger Agreement, it cannot satisfy the conditions to closing relating to its representations, warranties, covenants or agreements; and

•	by TEGP, if duly authorized by the TEGP GP Board on behalf of TEGP GP Board in its capacity as the general partner of TEGP, if:

•	a TEP adverse recommendation change has occurred and not been withdrawn, but TEGP may only terminate the Merger Agreement on this basis prior to the final conclusion of the TEP Unitholder Meeting at which a vote of the TEP Unitholders is taken in accordance with the Merger Agreement;

•	if TEP has breached or failed to perform any of its representations, warranties, covenants or agreements in the Merger Agreement, or if any of its representations or warranties set forth in the Merger Agreement fail to be true, if such breach or failure (i) would result in a failure of a condition to closing relating to such representations, warranties, covenants or agreements if it occurred or was continuing as of the closing date and (ii) is incapable of being cured, or is not cured, by TEP prior to the Termination Date, except that TEGP may not terminate the Merger Agreement on this basis if, at the time it seeks to terminate the Merger Agreement, it cannot satisfy the conditions to closing relating to its representations, warranties, covenants or agreements;

•	if TEP has materially breached or materially failed to perform any of its covenants or agreements described in “—Covenants—TEP Limited Partner Meeting” and “—Covenants—Acquisition Proposals; TEP Adverse Recommendation Change;” and

•	if TEGP has received a TEGP alternative proposal (as defined below) that the TEGP GP Board believes is bona fide and, in connection therewith, the TEGP GP Board, after consultation with its outside legal counsel, has determined in good faith that the failure to terminate the Merger Agreement in order to pursue such TEGP alternative proposal is reasonably likely to be inconsistent with its duties to the holders of TEGP Class A Shares and TEGP Class B Shares under applicable law, as modified by the TEGP Partnership Agreement.

As defined in the Merger Agreement, a “TEGP alternative proposal” is an inquiry, proposal or offer from any person or “group” (as defined in Section 13(d) of the Exchange Act), other than Holdings or any holder of TEGP Class B Shares as of the date of execution of the Merger Agreement, relating to any direct or indirect acquisition (whether in a single transaction or a series of related transactions, and whether through a tender offer, exchange offer, merger, consolidation, unit exchange, share exchange, business combination, recapitalization, liquidation, dissolution or other transaction) of beneficial ownership (within the meaning of Section 13(d) of the Exchange Act) of 50% or more of (a) any class of Equity Interests (as defined in the Merger Agreement) of TEGP or TE or (b) any class of Equity Interests (as defined in the Merger Agreement) of TEP held by TE.

Effect of Termination

In the event of termination of the Merger Agreement in accordance with the provisions described in this section “—Termination Rights,” written notice thereof must be given to each party, specifying the provision of the Merger Agreement pursuant to which such termination is made. Upon delivery of such written notice of termination, the Merger Agreement (other than the provisions described in “—Termination Expenses” and certain other specific sections of the Merger Agreement) will immediately become null and void and all rights and obligations of the parties under the Merger Agreement (other than the provisions described in “—Termination Expenses” and certain other specific sections of the Merger Agreement) will terminate, and no party will have any liability thereunder, except that the parties will continue to be liable for intentional or willful and material breach by them of their respective representations, warranties, covenants or agreements set forth in the Merger Agreement, and all rights and remedies of the non-breaching parties with respect thereto will be preserved.

Termination Expenses

Notwithstanding the other provisions of the Merger Agreement relating to the payment of expenses in connection with the Merger Agreement and the Transactions, as described in “—Covenants—Expenses” above:

•	if the Merger Agreement is terminated by TEGP in connection with a TEP adverse recommendation change, TEP will reimburse to TE, on behalf of TEGP, certain expenses of the members of the TEGP Group (other than, with respect to TEP GP, the TEP Conflicts Committee) and TEGP GP not exceeding $3 million;

•	if the Merger Agreement is terminated by TEP due to a material breach by any of TEGP, TE, Merger Sub or TEP GP of its representations, warranties, covenants or agreements under the Merger Agreement, TEGP will reimburse to TEP certain expenses of the members of the TEP Group and the TEP Conflicts Committee not exceeding $3 million;

•	if the Merger Agreement is terminated by TEGP due to a material breach by TEP of its representations, warranties, covenants or agreements under the Merger Agreement, TEP will reimburse to TE, on behalf of TEGP, certain expenses of the members of the TEGP Group (other than, with respect to TEP GP, the TEP Conflicts Committee) and TEGP GP not exceeding $3 million; and

•	if the Merger Agreement is terminated by TEGP in connection with a TEGP alternative proposal, TE, on behalf of TEGP, will pay to TEP a termination fee in an amount equal to $19,750,000.

Except as otherwise provided in the Merger Agreement, any payment or reimbursement described in this section “—Termination Expenses” will be made by wire transfer of immediately available funds to an account designated by the appropriate party within one business day after the occurrence of the event triggering such payment or reimbursement.

The parties to the Merger Agreement acknowledge that the reimbursement of expenses or payment of a termination fee, as applicable, by a party, if, as and when required pursuant to the provisions of the Merger Agreement described in this section “—Termination Expenses,” will not constitute a penalty but will be liquidated damages, in a reasonable amount that will compensate the party receiving such payment and its Affiliates that are a party to the Merger Agreement (collectively, the “payee”) in the circumstances in which it is payable for the efforts and resources expended and the opportunities foregone while negotiating the Merger Agreement and in reliance on the Merger Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. Subject to the provisions of the Merger Agreement described below under “—Specific Performance; Remedies,” the parties to the Merger Agreement agree that reimbursement of expenses or payment of a termination fee, as applicable, by a party pursuant to the provisions of the Merger Agreement described in this section “—Termination Expenses” shall constitute the sole and exclusive remedy of the payee in respect of the Merger Agreement and the Transactions, and the party making such payment and its Affiliates that are a party to the Merger Agreement shall have no further liability to the payee of any kind in respect of the Merger Agreement and the Transactions. The parties to the Merger Agreement further agree that in no event shall TEGP be required to pay a termination fee pursuant to the provisions of the Merger Agreement described in this section “—Termination Expenses” on more than one occasion.

As used herein, “expenses” means all out-of-pocket costs and expenses (including legal fees, accounting fees, financial advisory fees and other professional and non-professional fees and expenses) incurred in connection with or related to the authorization, preparation, negotiation, execution and performance of the Merger Agreement and the Transactions, including (i) the preparation and filing of the registration statement of which this proxy statement/prospectus forms a part, (ii) the printing and mailing of this proxy statement/prospectus, (iii) the solicitation of the approval of the TEP Unitholders and (iv) the preparation and filing of any filings with a governmental authority required in connection with the Transactions, including any filings required under the HSR Act, and all other matters related to the Transactions.

The provisions described in this section “—Termination Expenses” will survive any termination of the Merger Agreement.

Survival

None of the representations, warranties, agreements, covenants or obligations in the Merger Agreement or any instrument delivered pursuant to the Merger Agreement will survive the consummation of the Transactions, except for those covenants and agreements that by their terms apply or are to be performed in whole or in part after the Effective Time.

Amendments and Waivers

Subject to compliance with applicable law, prior to the closing, any provision of the Merger Agreement may be (i) waived in writing by the party benefited by the provision or (ii) amended or modified at any time, whether before or after requisite approval of the TEP Unitholders is obtained, by an agreement in writing between the parties, in each case executed in the same manner as the Merger Agreement, and in the case of TEGP, approved by the TEGP GP Board, and in the case of TEP, approved by the TEP Conflicts Committee. Notwithstanding the foregoing, no amendment of the Merger Agreement shall be made that requires the approval of the TEP Unitholders without obtaining such approval.

Specific Performance; Remedies

The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties agree that they will be entitled to an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement in accordance with its terms, this being in addition to any other remedy to which the parties are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (i) either party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity (it being understood that nothing in this sentence shall prohibit the parties from raising other defenses to a claim for specific performance or other equitable relief under the Merger Agreement). Each party further agrees that no party will be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this section “—Specific Performance,” and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Without limiting the rights of the parties to the Merger Agreement under pursuant to the provisions of the Merger Agreement described in “—Termination—Termination Expenses”, the parties agree that (i) no party shall have any liability for monetary damages for any breach of the Merger Agreement, or any inaccuracy in any representation or warranty made by such party under the Merger Agreement except as provided in the provisions of the Merger Agreement described in “—Termination—Termination Expenses,” and (ii) (A) the enforcement of the Merger Agreement in accordance with the provisions of the Merger Agreement described in the foregoing paragraph and (B) termination of the Merger Agreement in accordance with its terms and any receipt of reimbursement of expenses or termination fees in connection therewith pursuant to the Merger Agreement shall be the sole and exclusive remedies of the parties for a breach of the Merger Agreement or any inaccuracy in any representation or warranty made by a party thereunder, except that the parties will continue to be liable for any intentional or willful and material breach by them of their respective representations, warranties, covenants or agreements set forth in the Merger Agreement, and all rights and remedies of the non-breaching parties with respect thereto will be preserved.

Action by TEP

Any consent, approval, decision or waiver that is required to be given or made, or that may be given or made, by TEP with respect to the Transactions shall be given or made by the TEP Conflicts Committee, unless it is has expressly waived in writing its right to give or make such consent, approval, decision or waiver.

Governing Law

The Merger Agreement is governed by and interpreted under Delaware law.

THE SUPPORT AGREEMENT

The following summary describes the material provisions of the Support Agreement. The following summary is qualified in its entirety by reference to the Support Agreement, a copy of which is attached to this proxy statement/prospectus as Annex B and is incorporated into this proxy statement/prospectus by reference. You should read carefully the Support Agreement in its entirety because the following summary does not purport to be complete and may not contain all of the information about the Support Agreement that is important to you.

On March 26, 2018, simultaneously with the execution of the Merger Agreement, TEGP and TE entered into the Support Agreement with TEP. Pursuant to the Support Agreement, TE agreed to, and TEGP agreed to cause TE to, among other things and while the Support Agreement remains in effect, vote the 25,619,218 TEP Common Units (representing approximately 35.0% of the outstanding TEP Common Units) held of record and beneficially by TE (i) in favor of the Merger Agreement and the Transactions and any other matters required to be approved by the TEP Unitholders with connection with the Transactions, and (ii) against any acquisition proposal, including a superior proposal (in each case, as defined in “The Merger Agreement—Covenants—Acquisition Proposals; TEP Adverse Recommendation Changes”), and any other action that could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the Merger, the Merger Agreement or any of the Transactions or matters contemplated by the Support Agreement.

Each of TE and TEGP has agreed not to, and TEGP has agreed to cause TE and each other member of the TEGP Group not to, while the Support Agreement remains in effect and except with the prior written consent of the TEP Conflicts Committee, (i) transfer, or enter into any contract, option, agreement or other arrangement or understanding with respect to the transfer of, any of TE’s TEP Common Units or any other equity securities in TEP held, directly or indirectly, by any member of the TEGP Group or beneficial ownership or voting power thereof or therein, except to the extent permitted by the Merger Agreement, (ii) knowingly take any action that would make a representation or warranty of TE contained in the Support Agreement untrue or incorrect or have the effect of preventing or disabling TE from performing its obligations under the Support Agreement, or (iii) propose, agree, promote, solicit or publicly announce its willingness to undertake or support any of the foregoing. TE further agrees, while the Support Agreement remains in effect, that it will not enter into any voting agreement or voting trust, or grant any proxy or power of attorney, with respect to its TEP Common Units that is inconsistent with its obligations under the Support Agreement.

The Support Agreement terminates upon the earliest to occur of (i) the Effective Time, (ii) the occurrence of a TEP adverse recommendation change made by the TEP Conflicts Committee, (iii) the termination of the Merger Agreement in accordance with its terms and (iv) the mutual written agreement of the parties to the Support Agreement to terminate the Support Agreement, which is approved by the TEGP GP Board in the case of TEGP or TE and by the TEP Conflicts Committee in the case of TEP.

POST-MERGER GOVERNANCE AND MANAGEMENT

Board of Directors of TEGP GP

TEGP GP’s directors and executive officers manage TEGP’s operations and activities. The directors and executive officers of TEGP GP prior to the Merger will continue as directors and executive officers of TEGP GP after the Merger.

Name Change of TEGP and TEGP GP

In connection with the closing of the Transactions, TEGP will file a Certificate of Amendment to its Certificate of Limited Partnership with the Secretary of State of the State of Delaware to change its name from “Tallgrass Energy GP, LP” to “Tallgrass Energy, LP”. In connection with the changing of its name, TEGP will file a Supplemental Listing Application with the NYSE to change its ticker symbol from “TEGP” to “TGE.”

In connection with the closing of the Transactions, TEGP GP will file a Certificate of Amendment to its Certificate of Limited Partnership with the Secretary of State of the State of Delaware to change its name from “TEGP Management, LLC” to “Tallgrass Energy GP, LLC”.

Post-Closing Transactions

Following the closing of the Transactions, TEGP will complete a series of additional transactions to simplify its organizational structure.

•	MLP Operations will acquire REX Holdings and immediately afterwards, Development Holdco will merge with and into TE, with TE as the surviving entity.

•	Tallgrass PXP Holdings, LLC and Tallgrass Operations, LLC, which are both Delaware limited liability companies and wholly owned subsidiaries of MLP Operations, will merge with and into MLP Operations, with MLP Operations as the surviving entity of both mergers.

•	REX Holdings will merge with and into TEP REX Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of MLP Operations, with TEP REX Holdings, LLC as the surviving entity.

•	Through a series of contributions from Holdings through TEGP GP and TEGP, Tallgrass Management will become a wholly owned subsidiary of TE.

CERTAIN RELATIONSHIPS; INTERESTS OF CERTAIN PERSON IN THE MERGER

Relationship of TEGP and TEP

TEGP and TEP are effectively under common control. TE is the sole member of TEP GP, which owns the IDRs and an approximate 1.13% general partner interest in TEP. TEGP owns a 31.43% membership interest in TE and is the managing member of TE. TEGP GP is TEGP’s general partner. Holdings is the sole member of TEGP GP. All of TEP’s officers and a majority of the current directors of TEP GP are also officers and/or directors of TE, TEGP GP and Holdings. Certain of TEP’s directors are also officers or principals of Kelso or EMG, whose affiliated entities, along with certain members of TEP’s management, own and control Holdings. Thus, Holdings effectively controls both TEP’s and TEGP’s business and affairs through the exercise of its rights as the party that controls the sole member of TEP GP and the sole member of TEGP GP, including its right to appoint members to the TEP GP Board and the TEGP GP Board.

In addition, some of the executive officers and directors of TEP GP are also executive officers or directors of TEGP GP and Holdings, as more fully described below under “—Interests of Directors and Executive Officers in the Merger.”

Interests of Directors and Executive Officers in the Merger

General

In considering the recommendation of the TEP GP Board with respect to the Merger Proposal, the TEP Unitholders should be aware that certain Exchange Right Holders and certain of the executive officers and directors of TEP GP have interests in the transaction that differ from, or are in addition to, the interests of the TEP Unitholders generally, including:

•	Tallgrass KC, EMG and Kelso collectively own substantially all of, and therefore control, Holdings, which has the power to appoint the directors of TEGP GP and TEP GP and which effectively controls both TEP and TEGP;

•	Tallgrass KC, EMG and Kelso also collectively own a majority of the combined voting power of the TEGP Class A Shares and the TEGP Class B Shares;

•	each of the officers of TEGP GP and Holdings that are also officers of TEP GP are expected to continue to serve as officers of TEGP GP and Holdings following the Merger;

•	all of the directors and executive officers of TEP GP have the right to indemnification under the organizational documents of TEP GP, the TEP Partnership Agreement and the Merger Agreement, and will receive continued indemnification for their actions as directors and executive officers;

•	certain directors of TEP GP, none of whom is a member of the TEP Conflicts Committee, own TEGP Class A Shares;

•	certain directors of TEP GP, none of whom is a member of the TEP Conflicts Committee, also serve as officers of TEGP GP, have certain duties to the limited partners of TEGP and are compensated, in part, based on the performance of TEGP;

•	all of TEP GP’s officers also serve as officers of TEGP GP, and are compensated, in part, based on the performance of TEGP; and

•	David G. Dehaemers, Jr., William R. Moler, Frank J. Loverro, Stanley de J. Osborne, Jeffrey A. Ball and John T. Raymond, each of whom are directors of TEP GP, also serve as directors of TEGP GP and Holdings, and have been designated by one of Tallgrass KC, Kelso or EMG to serve in such roles.

No director or officer of TEP GP or TEGP GP will be entitled to severance payments or benefits, change of control payments or golden parachute compensation in connection with the Transactions.

The members of the TEP Conflicts Committee did not receive any additional compensation for their participation with the transaction process, other than the annual compensation paid to such members as described in TEP’s Annual Report of Form 10-K, for the year ended December 31, 2017, which is incorporated by reference into this proxy statement/prospectus.

The members of the TEP Conflicts Committee and the TEP GP Board were aware of these interests and the relationships described below and considered them in making their determinations and recommendations with respect to the Merger Agreement and the Transactions. These interests and relationships, to the extent material, are further described below. For more information, please read “The Merger—Background of the Merger,” and “The Merger—Reasons for the TEP Conflicts Committee’s Recommendation.”

Equity Interests of Directors and Executive Officers in TEGP GP and TEP GP

Certain TEGP GP and TEP GP officers and directors own TEP Common Units, which will be converted into TEGP Class A Shares in connection with the Merger. The following table sets forth the beneficial ownership of the directors and executive officers of TEGP GP and TEP GP in the equity of (i) TEP prior to the Merger, (ii) TEGP prior to the Merger, and (iii) TEGP after giving effect to the Merger, each as of May 2, 2018:

Name	Positions with TEGP GP	Positions with TEP GP	TEP Common Units Prior to the Merger(1)		TEGP Class A and Class B Shares Beneficially Owned Prior to the Merger(2)		TEGP Class A and B Shares Beneficially Owned After the Merger(2)
David G. Dehaemers, Jr.	President, Chief Executive Officer and Director	President, Chief Executive Officer and Director	573,206	(3)	31,652,259	(4)	32,798,671	(5)
William R. Moler	Executive Vice President, Chief Operating Officer and Director	Executive Vice President, Chief Operating Officer and Director	47,761	(6)	2,807,531	(7)	2,903,053	(8)
Gary J. Brauchle	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer	62,113	(9)	2,204,586	(10)	2,328,812	(11)
Christopher R. Jones	Executive Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary	20,615		311,948	(12)	353,178	(13)
Gary D. Watkins	Vice President and Chief Accounting Officer	Vice President and Chief Accounting Officer	17,893		6,500		42,286
Frank J. Loverro	Director	Director	—		46,727,603	(14)	46,727,603	(14)
Stanley de J. Osborne	Director	Director	—		46,727,603	(14)	46,727,603	(14)
Jeffrey A. Ball	Director	Director	20,000		20,000		60,000
John T. Raymond	Director	Director	100,000		46,621,232	(15)	46,821,232	(16)
Thomas A. Gerke	Director	n/a	—		50,968		50,968
W. Curtis Koutelas	Director	n/a	—		3,334		3,334
Terrance D. Towner	n/a	Director	25,000		—		50,000
Roy N. Cook	n/a	Director	52,000		—		104,000
Jeffrey R. Armstrong	n/a	Director	3,000		—		6,000

(1)	This column reflects the number of TEP Common Units held of record or owned through a bank, broker or other nominee. The TEP Common Units presented as being beneficially owned by TEP GP’s directors and executive officers do not include the TEP Common Units held by TE that may be attributable to such directors and officers based on their indirect ownership of TE.

(2)	Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of a security as to which that person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power of such security and as to which that person has the right to acquire beneficial ownership of such security within 60 days. In addition to TEGP Class A Shares, this column includes TEGP Class B Shares beneficially owned by such persons that are, together with a corresponding number of TE Units, exchangeable at any time and from time to time for TEGP Class A Shares on a one-for-one basis (subject to the terms of the TE limited liability company agreement and the TEGP Partnership Agreement).
(3)	David G. Dehaemers, Jr. indirectly owns the TEP Common Units through the David G. Dehaemers, Jr. Revocable Trust, dated April 26, 2006 (the “Dehaemers Trust”), for which Mr. Dehaemers serves as Trustee.
(4)	Consists of (i) 30,820,458 TEGP Class B Shares held of record by Tallgrass KC, (ii) 281,171 TEGP Class B Shares held indirectly through the Dehaemers Trust and (iii) 550,630 TEGP Class A Shares held indirectly through the Dehaemers Trust. Mr. Dehaemers has sole voting and dispositive power with respect to the shares held by Tallgrass KC; however, he disclaims beneficial ownership of those shares except to the extent of his pecuniary interest therein.
(5)	Consists of (i) 30,820,458 TEGP Class B Shares held of record by Tallgrass KC, (ii) 281,171 TEGP Class B Shares held indirectly through the Dehaemers Trust and (iii) 1,697,042 TEGP Class A Shares held indirectly through the Dehaemers Trust. Mr. Dehaemers has sole voting and dispositive power with respect to the shares held by Tallgrass KC; however, he disclaims beneficial ownership of those shares except to the extent of his pecuniary interest therein.
(6)	William R. Moler indirectly owns the TEP Common Units through the William R. Moler Revocable Trust, under a trust agreement dated August 29, 2013 (“Moler Trust”), for which Mr. Moler serves as Trustee.
(7)	Consists of 2,807,531 TEGP Class B Shares held of record by Tallgrass KC. Mr. Moler indirectly holds a membership interest in Tallgrass KC through the Moler Trust, that includes 2,807,531 derivative securities of TEGP (such derivative securities are referred to herein as “TEGP Tracking Units”). Pursuant to Tallgrass KC’s limited liability company agreement, Mr. Moler is permitted to exchange his TEGP Tracking Units in Tallgrass KC for an equivalent number of TEGP Class A Shares.
(8)	Consists of (i) 2,807,531 TEGP Class B Shares held of record by Tallgrass KC and (ii) 95,522 TEGP Class A Shares held through the Moler Trust. Mr. Moler indirectly holds a membership interest in Tallgrass KC through the Moler Trust, that includes 2,807,531 TEGP Tracking Units. Pursuant to Tallgrass KC’s limited liability company agreement, Mr. Moler is permitted to exchange his TEGP Tracking Units in Tallgrass KC for an equivalent number of TEGP Class A Shares.
(9)	Gary J. Brauchle indirectly owns the TEP Common Units through the Brauchle Revocable Trust, under trust agreement dated April 10, 2014 (the “Brauchle Trust”), for which Mr. Brauchle serves as a Trustee.
(10)	Consists of (i) 2,183,636 TEGP Class B Shares held of record by Tallgrass KC and (ii) 20,950 TEGP Class A Shares held indirectly through the Brauchle Trust. Mr. Brauchle indirectly holds a membership interest in Tallgrass KC through the Brauchle Trust, that includes 2,183,636 TEGP Tracking Units. Pursuant to Tallgrass KC’s limited liability company agreement, Mr. Brauchle is permitted to exchange his TEGP Tracking Units in Tallgrass KC for an equivalent number of TEGP Class A Shares.
(11)	Consists of (i) 2,183,636 TEGP Class B Shares held of record by Tallgrass KC and (ii) 145,176 TEGP Class A Shares held indirectly through the Brauchle Trust. Mr. Brauchle indirectly holds a membership interest in Tallgrass KC through the Brauchle Trust, that includes 2,183,636 TEGP Tracking Units. Pursuant to Tallgrass KC’s limited liability company agreement, Mr. Brauchle is permitted to exchange his TEGP Tracking Units in Tallgrass KC for an equivalent number of TEGP Class A Shares.
(12)	Consists of 311,948 TEGP Class B Shares held of record by Tallgrass KC. Mr. Jones holds a membership interest in Tallgrass KC that includes 311,948 TEGP Tracking Units. Pursuant to Tallgrass KC’s limited liability company agreement, Mr. Jones is permitted to exchange his TEGP Tracking Units in Tallgrass KC for an equivalent number of TEGP Class A Shares.
(13)

Consists of (i) 311,948 TEGP Class B Shares held of record by Tallgrass KC and (ii) 41,230 TEGP Class A Shares held directly by Mr. Jones. Mr. Jones holds a membership interest in Tallgrass KC that includes

311,948 TEGP Tracking Units. Pursuant to Tallgrass KC’s limited liability company agreement, Mr. Jones is permitted to exchange his TEGP Tracking Units in Tallgrass KC for an equivalent number of TEGP Class A Shares.
(14)	Consists of TEGP Class B Shares held of record by: (i) KIA VIII (Rubicon), L.P., a Delaware limited partnership, or KIA VIII, and (ii) KEP VI AIV (Rubicon), LLC, a Delaware limited liability company, or KEP VI AIV. KIA VIII and KEP VI AIV, due to their common control, could be deemed to beneficially own each of the other’s shares. Each of KIA VIII and KEP VI AIV disclaim such beneficial ownership. Frank T. Nickell, Thomas R. Wall, IV, George E. Matelich, Michael B. Goldberg, David I. Wahrhaftig, Frank K. Bynum, Jr., Philip E. Berney, Frank J. Loverro, James J. Connors, II, Church M. Moore, Stanley de J. Osborne, Christopher L. Collins, A. Lynn Alexander, Howard A. Matlin, John K. Kim, Henry Mannix, III, Matthew S. Edgerton and Stephen C. Dutton (the “Kelso Individuals”) may be deemed to share beneficial ownership of shares held of record or beneficially owned by KIA VIII and KEP VI AIV, by virtue of their status as managing members of KEP VI AIV and of Kelso GP VIII, LLC, a Delaware limited liability company, the principal business of which is serving as the general partner of KIA VIII (Rubicon) GP, L.P., a Delaware limited partnership, the principal business of which is serving as the general partner of KIA VIII. Each of Kelso GP VIII, LLC and KIA VIII (Rubicon) GP, L.P. due to their common control, could be deemed to beneficially own each other’s securities and the shares held of record or beneficially owned by KIA VIII and KEP VI AIV. Kelso GP VIII, LLC disclaims beneficial ownership of all the securities owned of record, or deemed beneficially owned, by KIA VIII (Rubicon) GP, L.P., KIA VII and KEP VI AIV, except to the extent, if any, of its pecuniary interest therein, and the inclusion of these securities in the table above shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. KIA VIII (Rubicon) GP, L.P. disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by Kelso GP VIII, LLC, KIA VIII and KEP VI AIV, except to the extent, if any, of its pecuniary interest therein, and the inclusion of these securities in the table above shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. The Kelso Individuals may be deemed to share beneficial ownership of securities owned of record or beneficially owned by Kelso GP VIII, LLC, KIA VIII (Rubicon) GP, L.P., KIA VIII and KEP VI AIV, by virtue of their status as managing members of Kelso GP VIII, LLC and KEP VI AIV, but disclaim beneficial ownership of such securities, and the inclusion of these securities in the table above shall not be deemed an admission that any of the Kelso Individuals is the beneficial owner of these securities for any purposes. Frank J. Loverro, who serves as a Managing Director and Co-Chief Executive Officer of Kelso & Company, which manages the investments in KIA VIII, KEP VI AIV, is one of our directors. Stanley de J. Osborne, who serves as a Managing Director of Kelso & Company, is also one of our directors. The business address for these persons is c/o Kelso & Company, 320 Park Avenue, 24th Floor, New York, NY 10022
(15)	Consists of (i) 46,386,232 TEGP Class B Shares held of record by Tallgrass Holdings, LLC and (ii) 235,000 TEGP Class A Shares held directly by John T. Raymond. The manager of Tallgrass Holdings, LLC is EMG Fund II Management, LP. EMG Fund II Management, LP’s general partner is EMG Fund II Management, LLC. John T. Raymond, who serves as one of our directors, is the sole member of EMG Fund II Management, LLC and as such, has sole voting and dispositive power with respect to the shares held by Tallgrass Holdings, LLC; however, he disclaims beneficial ownership of those shares except to the extent of his indirect pecuniary interest therein.
(16)	Consists of (i) 46,386,232 TEGP Class B Shares held of record by Tallgrass Holdings, LLC and (ii) 435,000 TEGP Class A Shares held directly by John T. Raymond. The manager of Tallgrass Holdings, LLC is EMG Fund II Management, LP. EMG Fund II Management, LP’s general partner is EMG Fund II Management, LLC. John T. Raymond, who serves as one of our directors, is the sole member of EMG Fund II Management, LLC and as such, has sole voting and dispositive power with respect to the shares held by Tallgrass Holdings, LLC; however, he disclaims beneficial ownership of those shares except to the extent of his indirect pecuniary interest therein.

Treatment of Equity Awards

Some of the executive officers of TEGP GP hold outstanding awards of TEP EPUs that have not yet vested. Pursuant to the Merger Agreement, at the Effective Time, each TEP EPU that is outstanding as of immediately prior to the Effective Time of the Merger, will cease to represent an award with respect to TEP Common Units and will be converted into an award of assumed EPUs. Each such assumed EPU will be subject to the same vesting and forfeiture provisions as were applicable to the corresponding TEP EPU immediately prior to the Effective Time. The number of TEGP Class A Shares subject to the converted TEGP EPS will be determined by multiplying the number of TEP Common Units subject to the original TEP EPU by the Exchange Ratio and, if necessary, rounding the resulting number up to the nearest whole number of TEGP Class A Shares.

Although there will be no acceleration of vesting of any of the outstanding and unvested TEP EPUs in connection with the Merger, as described further below, certain provisions applicable to the TEP EPUs that will carry over to the assumed EPU awards could, under certain circumstances, result in the accelerated vesting of the assumed EPUs. In particular, TEP EPUs granted prior to 2017 include accelerated vesting triggered upon a change of control, as defined in the respective award agreements. TEP EPUs granted in 2017 include accelerated vesting if either (i) both (A) a qualifying transaction occurs, as defined in the award agreement, and (B) Mr. Dehaemers ceases to be the Chief Executive Officer of TEP GP and certain of its affiliates, or (ii) (A) Mr. Dehaemers ceases to be the Chief Executive Officer of TEGP GP and certain of its affiliates, and (B) the holder is thereafter terminated without “cause,” as defined in the award agreement.

The following table sets forth (i) the number of TEP EPUs held by each TEGP GP and TEP GP executive officer and director as of May 2, 2018 and (ii) the resulting number of TEGP EPS in respect of TEGP Class A Shares resulting from the conversion of the TEP EPUs described above:

Name	Positions with TEGP GP	Positions with TEP GP	TEP EPUs Prior to the Merger		Assumed EPUs After the Merger(5)
David G. Dehaemers, Jr.	President, Chief Executive Officer and Director	President, Chief Executive Officer and Director	—		—
William R. Moler	Executive Vice President, Chief Operating Officer and Director	Executive Vice President, Chief Operating Officer and Director	14,500	(1)	29,000
Gary J. Brauchle	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer	6,700	(2)	13,400
Christopher R. Jones	Executive Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary	104,500	(3)	209,000
Gary D. Watkins	Vice President and Chief Accounting Officer	Vice President and Chief Accounting Officer	43,400	(4)	86,800
Frank J. Loverro	Director	Director	—		—
Stanley de J. Osborne	Director	Director	—		—
Jeffrey A. Ball	Director	Director	—		—
John T. Raymond	Director	Director	—		—
Thomas A. Gerke	Director	n/a	—		—
W. Curtis Koutelas	Director	n/a	—		—
Terrance D. Towner	n/a	Director	1,500		3,000
Roy N. Cook	n/a	Director	1,500		3,000
Jeffrey R. Armstrong	n/a	Director	1,500		3,000

(1)	Mr. Moler holds 14,500 TEP EPUs that will vest on January 1, 2020.

(2)	Mr. Brauchle holds 6,700 TEP EPUs that will vest on January 1, 2020.
(3)	Mr. Jones holds 6,700 TEP EPUs that will vest on January 1, 2020, 2,900 TEP EPUs that will vest on May 13, 2018, 2,900 TEP EPUs that will vest on May 13, 2019, and 2,000 TEP EPUs that will vest on November 1, 2019 as long as he meets the required continuing service obligations. The remaining 90,000 TEP EPUs will vest on the earliest date on or after April 1, 2021, on which the average compounded annual distribution growth rate for TEP’s regular quarterly distributions, based upon the regular quarterly distribution paid by TEP on, or immediately prior to, such date is at least 5% over an annualized distribution rate of $3.34 per TEP Common Unit, as determined by the TEP GP Board (such date, the “Distribution Hurdle Date”). If the Distribution Hurdle Date has not occurred by August 2, 2024, these 90,000 TEP EPUs will expire and terminate and no vesting will occur.
(4)	Mr. Watkins holds 3,200 TEP EPUs that will vest on May 13, 2018, 3,200 TEP EPUs that will vest on May 13, 2019, and 2,000 TEP EPUs that will vest on November 1, 2019 as long as he meets the required continuing service obligations. The remaining 35,000 TEP EPUs that will vest on the Distribution Hurdle Date. If the Distribution Hurdle Date has not occurred by August 2, 2024, these 35,000 TEP EPUs will expire and terminate and no vesting will occur.
(5)	From and after the Effective Time, (i) each assumed EPU award will be settled in TEGP Class A Shares; (ii) the number of TEGP Class A Shares subject to each assumed EPU award will be determined by multiplying the number of TEP Common Units subject to such assumed EPU award immediately prior to the Effective Time by the Conversion Ratio, and, if necessary, rounding the resulting number to the nearest whole number of TEGP Class A Shares; and (iii) any conditions and restrictions on the receipt of any assumed EPUs will continue in full force and effect and the term, vesting schedule and other provisions of such assumed EPUs will otherwise remain unchanged as a result of the assumption of such assumed EPUs, except that, with respect to the TEP EPUs held by Mr. Watkins and Mr. Jones that vest on the Distribution Hurdle Date, the required average compounded distribution growth rate of 5% is expected to be calculated with respect to an annualized distribution per TEGP Class A Share (rather than per TEP Common Unit), with such annualized distribution reduced proportionately to reflect the Exchange Ratio.

Director and Officer Insurance; Indemnification

The Merger Agreement requires TEGP to maintain in effect, for six years after the Effective Time, officers’ and directors’ liability insurance covering, among others, directors and officers of members of the TEP Group who are, or at any time prior to the Effective Time were, covered by existing officers’ and directors’ liability insurance applicable to members of the TEP Group on terms substantially no less advantageous to such directors and officers than existing officers’ and directors’ liability insurance policies, as described more fully under “The Merger Agreement.”

The Merger Agreement also requires TEGP (i) for six years after the Effective Time, to continue to indemnify the directors and officers of members of the TEP Group to the same extent provided in the organizational documents of TEP and TEP GP for liabilities arising out of the Merger Agreement or the Transactions, (ii) to honor all rights to indemnification, advancement of expenses, elimination of liability and exculpation from liabilities for acts and omissions occurring at or prior to the Effective Time (including the transactions contemplated by the Merger Agreement) now existing in favor of directors and officers of members of the TEP Group as provided in the organizational documents of any member of the TEP Group, under applicable Delaware law or otherwise, and (iii) to ensure that the organizational documents of TEP and TEP GP (or their successor entities) will, for a period of six years following the Effective Time, contain provisions not materially less advantageous with respect to indemnification, advancement of expenses, elimination of liability and exculpation of their present and former directors, officers, employees and agents than are set forth in the organizational documents of TEP and TEP GP as of the date of execution of the Merger Agreement.

Support Agreement

Contemporaneously with the execution and delivery of the Merger Agreement, TEGP and TE entered into the Support Agreement with TEP, pursuant to which, TE agreed to, and TEGP agreed to cause TE to, among other things and while the Support Agreement remains in effect, vote the 25,619,218 TEP Common Units (representing approximately 35.0% of the outstanding TEP Common Units) held of record and beneficially by TE in favor of the Merger Proposal at any meeting of the TEP Unitholders.

For more information, please read “The Support Agreement.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership of Tallgrass Energy GP, LP

The following tables set forth certain information regarding the beneficial ownership of TEGP Class A Shares and TEGP Class B Shares as of May 2, 2018 owned by:

•	each person who is known to TEGP to beneficially own more than 5% of the TEGP Class A Shares (calculated in accordance with Rule 13d-3);

•	the named executive officers of TEGP GP;

•	each of the directors of TEGP GP; and

•	all the directors and executive officers of TEGP GP as a group.

All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more shareholders, as the case may be. The amounts and percentage of TEGP Class A Shares and TEGP Class B Shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all TEGP Class A Shares and TEGP Class B Shares shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise noted, the address of each beneficial owner named in the chart below is 4200 W. 115th Street, Suite 350, Leawood, Kansas 66211, Attn: General Counsel.

Name and Address of Beneficial Owner	TEGP Class A Shares Beneficially Owned(1)	Percentage of TEGP Class A Shares Beneficially Owned(2)	Combined Voting Power(3)
5% TEGP Shareholders
Entities affiliated with Kelso(4)	46,727,603	44.58%	25.29%
Entities affiliated with EMG(5)	46,386,232	44.40%	25.01%
Tallgrass KC(6)	30,820,458	34.67%	16.68%
OppenheimerFunds, Inc.(7)	12,310,643	21.19%	6.66%
Salient Capital Advisors, LLC(8)	7,847,848	13.51%	4.25%
Kayne Anderson Capital Advisors, L.P.(9)	4,543,242	7.82%	2.46%
Affiliates of Harvest Fund Advisors LLC(10)	3,872,354	6.67%	2.10%
Tortoise Capital Advisors, L.L.C.(11)	3,446,992	5.93%	1.87%
Directors and named Executive officers:
David G. Dehaemers, Jr.(12)	31,652,259	35.49%	17.13%
William R. Moler(13)	2,807,531	4.61%	1.52%
Gary J. Brauchle(14)	2,204,586	3.66%	1.19%
Christopher R. Jones(15)	311,948	*	*
Gary D. Watkins	6,500	*	*
Frank J. Loverro(4)	46,727,603	44.58%	25.29%
Stanley de J. Osborne(4)	46,727,603	44.58%	25.29%
Jeffrey A. Ball	20,000	*	*
John T. Raymond(16)	46,621,232	44.63%	25.23%
Thomas A. Gerke	50,968	*	*
W. Curtis Koutelas	3,334	*	*
All directors and executive officers of TEGP GP as a group (11 persons)	130,405,961	71.64%	70.57%

*	Less than 1%.
(1)	Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of a security as to which that person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power of such security and as to which that person has the right to acquire beneficial ownership of such security within 60 days. In addition to TEGP Class A Shares, this column includes TEGP Class B Shares beneficially owned by such persons that are, together with a corresponding number of TE Units, exchangeable at any time and from time to time for TEGP Class A Shares on a one-for-one basis (subject to the terms of the TE limited liability company agreement and the TEGP Partnership Agreement).
(2)	The TEGP Class A Shares to be issued upon the exchange of TEGP Class B Shares and TE Units as described in footnote (1) above are deemed to be outstanding and beneficially owned by the person holding the TEGP Class B Shares for the purpose of computing the percentage of beneficial ownership of TEGP Class A Shares for that person and any group of which that person is a member, but are not deemed outstanding for purpose of computing the percentage of beneficial ownership of any other person. As such, the percentage of TEGP Class A Shares shown as being beneficially owned by each person is based on an assumption that each such person exchanged all of such person’s TEGP Class B Shares, together with a corresponding number of TE Units, for TEGP Class A Shares and that no other person made a similar exchange.
(3)	Represents the percentage of voting power of the TEGP Class A Shares and TEGP Class B Shares held by such person voting together as a single class.
(4)	Consists of TEGP Class B Shares held of record by: (i) KIA VIII (Rubicon), L.P., a Delaware limited partnership, or KIA VIII, and (ii) KEP VI AIV (Rubicon), LLC, a Delaware limited liability company, or KEP VI AIV. KIA VIII and KEP VI AIV, due to their common control, could be deemed to beneficially own each of the other’s shares. Each of KIA VIII and KEP VI AIV disclaim such beneficial ownership. Frank T. Nickell, Thomas R. Wall, IV, George E. Matelich, Michael B. Goldberg, David I. Wahrhaftig, Frank K. Bynum, Jr., Philip E. Berney, Frank J. Loverro, James J. Connors, II, Church M. Moore, Stanley de J. Osborne, Christopher L. Collins, A. Lynn Alexander, Howard A. Matlin, John K. Kim, Henry Mannix, III, Matthew S. Edgerton and Stephen C. Dutton (the “Kelso Individuals”) may be deemed to share beneficial ownership of shares held of record or beneficially owned by KIA VIII and KEP VI AIV, by virtue of their status as managing members of KEP VI AIV and of Kelso GP VIII, LLC, a Delaware limited liability company, the principal business of which is serving as the general partner of KIA VIII (Rubicon) GP, L.P., a Delaware limited partnership, the principal business of which is serving as the general partner of KIA VIII. Each of Kelso GP VIII, LLC and KIA VIII (Rubicon) GP, L.P. due to their common control, could be deemed to beneficially own each other’s securities and the shares held of record or beneficially owned by KIA VIII and KEP VI AIV. Kelso GP VIII, LLC disclaims beneficial ownership of all the securities owned of record, or deemed beneficially owned, by KIA VIII (Rubicon) GP, L.P., KIA VII and KEP VI AIV, except to the extent, if any, of its pecuniary interest therein, and the inclusion of these securities in the table above shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. KIA VIII (Rubicon) GP, L.P. disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by Kelso GP VIII, LLC, KIA VIII and KEP VI AIV, except to the extent, if any, of its pecuniary interest therein, and the inclusion of these securities in the table above shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. The Kelso Individuals may be deemed to share beneficial ownership of securities owned of record or beneficially owned by Kelso GP VIII, LLC, KIA VIII (Rubicon) GP, L.P., KIA VIII and KEP VI AIV, by virtue of their status as managing members of Kelso GP VIII, LLC and KEP VI AIV, but disclaim beneficial ownership of such securities, and the inclusion of these securities in the table above shall not be deemed an admission that any of the Kelso Individuals is the beneficial owner of these securities for any purposes. Frank J. Loverro, who serves as a Managing Director and Co-Chief Executive Officer of Kelso & Company, which manages the investments in KIA VIII, KEP VI AIV, is one of TEGP’s directors. Stanley de J. Osborne, who serves as a Managing Director of Kelso & Company, is also one of TEGP’s directors. The business address for these persons is c/o Kelso & Company, 320 Park Avenue, 24th Floor, New York, NY 10022.

(5)	Consists of TEGP Class B Shares held of record by Tallgrass Holdings, LLC. The manager of Tallgrass Holdings, LLC is EMG Fund II Management, LP. EMG Fund II Management, LP’s general partner is EMG Fund II Management, LLC. John T. Raymond, who serves as one of TEGP’s directors, is the sole member of EMG Fund II Management, LLC and as such, has sole voting and dispositive power with respect to the shares held by Tallgrass Holdings, LLC; however, he disclaims beneficial ownership of those shares except to the extent of his pecuniary interest therein. The address for Tallgrass Holdings, LLC is The Energy & Minerals Group, 2229 San Felipe, Suite 1300, Houston, Texas 77019.
(6)	Consists of TEGP Class B Shares held of record by Tallgrass KC. David G. Dehaemers, Jr. has sole voting and dispositive power with respect to the TEGP Class B Shares held by Tallgrass KC; however, he disclaims beneficial ownership of those shares except to the extent of his pecuniary interest therein.
(7)	As reported on Schedule 13G filed with the SEC on February 5, 2018. The business address for this person is Two World Financial Center, 225 Liberty Street, New York, New York 10281.
(8)	As reported on Schedule 13G filed with the SEC on April 10, 2017. The business address for this person is 4265 San Felipe, 8th Floor, Houston, TX 77027.
(9)	As reported on Schedule 13G filed with the SEC on February 6, 2018. Kayne Anderson Capital Advisors, L.P. is the general partner (or general partner of the general partner) of the limited partnerships and investment adviser to the other accounts. Richard A. Kayne is the controlling shareholder of the corporate owner of Kayne Anderson Investment Management, Inc., the general partner of Kayne Anderson Capital Advisors, L.P. Mr. Kayne is also a limited partner of each of the limited partnerships and a shareholder of the registered investment company. Kayne Anderson Capital Advisors, L.P. disclaims beneficial ownership of the shares reported, except those shares attributable to it by virtue of its general partner interests in the limited partnerships. Mr. Kayne disclaims beneficial ownership of the shares reported, except those shares held by him or attributable to him by virtue of his limited partnership interests in the limited partnerships, his indirect interest in the interest of Kayne Anderson Capital Advisors, L.P. in the limited partnerships, and his ownership of common stock of the registered investment company. The business address for these persons is 1800 Avenue of the Stars, Second Floor, Los Angeles California 90067.
(10)	As reported on Schedule 13G filed with the SEC on April 3, 2018. Consists of Class A shares held by Harvest Fund Advisors LLC and Eric M. Conklin. Mr. Conklin is the Managing Partner and Chair of the Investment Committee of Harvest Fund Advisors LLC. The business address for Harvest Fund Advisors LLC and Mr. Conklin is 100 W. Lancaster Avenue, Suite 200, Wayne, PA 19087.
(11)	As reported on Schedule 13G filed with the SEC on February 13, 2018. Tortoise Capital Advisors, L.L.C. (“TCA”) acts as an investment advisor to certain investment companies registered under the Investment Company Act of 1940. TCA, by virtue of investment advisory agreements with these investment companies, has all investment and voting power over securities owned of record by these investment companies. However, despite their delegation of investment and voting power to TCA, these investment companies may be deemed to be the beneficial owner under Rule 13d-3 of the Act, of the securities they own of record because they have the right to acquire investment and voting power through termination of their investment advisory agreement with TCA. Thus, TCA has reported on the Schedule 13G that it shares voting power and dispositive power over the securities owned of record by these investment companies. TCA also acts as an investment adviser to certain managed accounts. Under contractual agreements with these managed account clients, TCA, with respect to the securities held in these client accounts, has investment and voting power with respect to certain of these client accounts, and has investment power but no voting power with respect to certain other of these client accounts. TCA has reported on the Schedule 13G that it shares voting and/or investment power over the securities held by these client managed accounts despite a delegation of voting and/or investment power to TCA because the clients have the right to acquire investment and voting power through termination of their agreements with TCA. TCA may be deemed the beneficial owner of the securities covered by the Schedule 13G under Rule 13d-3 of the Act that are held by its clients. The business address for this person is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
(12)

Consists of (i) 30,820,458 TEGP Class B Shares held of record by Tallgrass KC, (ii) 281,171 TEGP Class B Shares held indirectly through the David G. Dehaemers, Jr. Revocable Trust, dated April 26, 2006 (the “Dehaemers Trust”), for which Mr. Dehaemers serves as Trustee and (iii) 550,630 TEGP Class A Shares held indirectly through the Dehaemers Trust. Mr. Dehaemers has sole voting and dispositive power with respect to the shares held by Tallgrass KC; however, he disclaims beneficial ownership of those shares except to the extent of his pecuniary interest therein.
(13)	Consists of 2,807,531 TEGP Class B Shares held of record by Tallgrass KC. Mr. Moler indirectly holds a membership interest in Tallgrass KC through the William R. Moler Revocable Trust U.T.A. dated August 27, 2013, for which Mr. Moler serves as Trustee, that includes 2,807,531 TEGP Tracking Units. Pursuant to Tallgrass KC’s limited liability company agreement, Mr. Moler is permitted to exchange his TEGP Tracking Units in Tallgrass KC for an equivalent number of TEGP Class A Shares.
(14)	Consists of (i) 2,183,636 TEGP Class B Shares held of record by Tallgrass KC and (iii) 20,950 TEGP Class A Shares held indirectly through the Brauchle Revocable Trust, under a trust agreement dated April 10, 2014, for which Mr. Brauchle serves as a Trustee (the “Brauchle Trust”). Mr. Brauchle indirectly holds a membership interest in Tallgrass KC through the Brauchle Trust, that includes 2,183,636 TEGP Tracking Units. Pursuant to Tallgrass KC’s limited liability company agreement, Mr. Brauchle is permitted to exchange his TEGP Tracking Units in Tallgrass KC for an equivalent number of TEGP Class A Shares.
(15)	Consists of 311,948 TEGP Class B Shares held of record by Tallgrass KC. Mr. Jones holds a membership interest in Tallgrass KC that includes 311,948 TEGP Tracking Units. Pursuant to Tallgrass KC’s limited liability company agreement, Mr. Jones is permitted to exchange his TEGP Tracking Units in Tallgrass KC for an equivalent number of TEGP Class A Shares of TEGP.
(16)	Consists of (i) 46,386,232 TEGP Class B Shares held of record by Tallgrass Holdings, LLC and (ii) 235,000 TEGP Class A Shares held directly by John T. Raymond. The manager of Tallgrass Holdings, LLC is EMG Fund II Management, LP. EMG Fund II Management, LP’s general partner is EMG Fund II Management, LLC. John T. Raymond, who serves as one of TEGP’s directors, is the sole member of EMG Fund II Management, LLC and as such, has sole voting and dispositive power with respect to the shares held by Tallgrass Holdings, LLC; however, he disclaims beneficial ownership of those shares except to the extent of his indirect pecuniary interest therein.

Ownership of Tallgrass Energy Partners, LP

The following table sets forth, as of May 2, 2018, the number of TEP Common Units owned by each person who is known to TEP to beneficially own more than 5% of the TEP Common Units (calculated in accordance with Rule 13d-3), each of the named executive officers and directors of TEP GP and all directors and executive officers of TEP GP as a group. Unless otherwise noted, the address of each beneficial owner named in the chart below is 4200 W. 115th Street, Suite 350, Leawood, Kansas 66211, Attn: General Counsel.

Name of Beneficial Owner	TEP Common Units Beneficially Owned(1)	Percentage of TEP Common Units Beneficially Owned(2)
Tallgrass Energy Holdings(3)	25,619,218	35.00%
Tortoise Capital Advisors, L.L.C.(4)	5,124,542	7.00%
Funds advised by ALPS Advisors, Inc.(5)	3,910,660	5.34%
David G. Dehaemers, Jr.(6)	573,206	*
William R. Moler(7)	47,761	*
Gary J. Brauchle(8)	62,113	*
Christopher R. Jones	20,615	*
Gary D. Watkins	17,893	*
Frank J. Loverro	—	—
Stanley de J. Osborne	—	—
Jeffrey A. Ball	20,000	*
John T. Raymond	100,000	*
Roy N. Cook	52,000	*
Terrance D. Towner	25,000	*
Jeffrey R. Armstrong	3,000	*
All directors and executive officers as a group (12 persons)	921,588	1.26%

*	Less than 1%.
(1)	This column reflects the number of TEP Common Units held of record or owned through a bank, broker or other nominee. The TEP Common Units presented as being beneficially owned by TEP GP’s directors and executive officers do not include the TEP Common Units held by TE that may be attributable to such directors and officers based on their indirect ownership of TE.
(2)	Based on 73,199,753 TEP Common Units outstanding as of May 2, 2018.
(3)	Consists of common units held of record by TE. Holdings is the sole member of TEGP Management, LLC, TEGP’s general partner. TEGP is the managing member of TE. As such, Holdings has the sole voting and dispositive power with respect to the TEP Common Units owned by TE. Holdings is controlled by its board of directors, which currently consists of the following: David G. Dehaemers, Jr., William R. Moler, Frank J. Loverro, Stanley de J. Osborne, Jeffrey A. Ball and John T. Raymond. Each of the members of the board of directors of Holdings may be deemed to beneficially own the TEP Common Units owned by TE; however, each disclaims beneficial ownership.
(4)

As reported on Schedule 13G filed with the SEC on February 13, 2018. TCA acts as an investment advisor to certain investment companies registered under the Investment Company Act of 1940. TCA, by virtue of investment advisory agreements with these investment companies, has all investment and voting power over securities owned of record by these investment companies. However, despite their delegation of investment and voting power to TCA, these investment companies may be deemed to be the beneficial owner under Rule 13d-3 of the Act, of the securities they own of record because they have the right to acquire investment and voting power through termination of their investment advisory agreement with TCA. Thus, TCA has reported on the Schedule 13G that it shares voting power and dispositive power over the securities owned of record by these investment companies. TCA also acts as an investment adviser to certain managed accounts. Under contractual agreements with these managed account clients, TCA, with respect to the securities held in these client accounts, has investment and voting power with respect to certain of these client accounts, and has investment power but no voting power with respect to certain other of these client accounts. TCA has reported on the Schedule 13G that it shares voting and/or investment power over the securities held by these client managed accounts despite a delegation of voting and/or investment power to TCA because the clients have the right to acquire investment and voting power through termination of their agreements with TCA. TCA may be deemed the beneficial owner of the securities covered by the Schedule 13G under Rule 13d-3 of the Act that are held by its clients. The business address for this person is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
(5)	As reported on Schedule 13G filed with the SEC on February 6, 2018. ALPS Advisors, Inc. (“AAI”), an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to investment companies registered under the Investment Company Act of 1940 (collectively referred to as the “AAI Funds”). In its role as investment advisor, AAI has voting and/or investment power over the securities of TEP that are owned by the AAI Funds, and may be deemed to be the beneficial owner of the shares of TEP held by the AAI Funds. However, all securities reported in this schedule are owned by the AAI Funds. AAI disclaims beneficial ownership of such securities. In addition, the filing of the Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by the Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934. Alerian MLP ETF, which beneficially owns 3,887,310 common units, is an investment company registered under the Investment Company Act of 1940 and is one of the AAI Funds to which AAI provides investment advice. The business address for AAI and Alerian MLP ETF is 1290 Broadway, Suite 110, Denver, Colorado 80203.
(6)	David G. Dehaemers, Jr. indirectly owns the common units through the David G. Dehaemers, Jr. Revocable Trust, dated April 26, 2006, for which Mr. Dehaemers serves as Trustee.
(7)	William R. Moler indirectly owns the common units through the William R. Moler Revocable Trust, under a trust agreement dated August 29, 2013, for which Mr. Moler serves as Trustee.
(8)	Gary J. Brauchle indirectly owns the common units through the Brauchle Revocable Trust, under trust agreement dated April 10, 2014, for which Mr. Brauchle serves as a Trustee.

COMPARISON OF THE RIGHTS OF TEP UNITHOLDERS AND TEGP SHAREHOLDERS

The rights of TEP Unitholders are currently governed by the TEP Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act (the “Delaware Act”). The rights of holders of TEGP Class A Shares are governed by the TEGP Partnership Agreement and the Delaware Act. From and after the Effective Time, the rights of holders of TEGP Class A Shares and the former TEP Unitholders will be governed by the TEGP Partnership Agreement and the Delaware Act. Please read (i) “Description of our Partnership Agreement” and “Provisions of our Partnership Agreement Relating to Cash Distributions” in TEGP’s prospectus, dated as of August 10, 2016, for a summary of the terms of the TEGP Partnership Agreement and (ii) “Description of our Partnership Agreement” and “Provisions of our Partnership Agreement Relating to Cash Distributions” in TEP’s prospectus, dated as of May 17, 2016, for a summary of the terms of the TEP Partnership Agreement.

The following summary describes the material differences between the rights of holders of TEGP Class A Shares and the rights of TEP Unitholders. It is not a complete summary of the provisions affecting, and the differences between, the rights of holders of TEGP Class A Shares and TEP Unitholders.

This summary does not purport to be a complete discussion of, and is qualified in its entirety by reference to, the TEP Partnership Agreement, the TEGP Partnership Agreement and the Delaware Act. We urge you to read such documents in their entirety for a complete description of the rights of holders of TEGP Class A Shares and TEP Unitholders. TEP has filed its partnership agreement as Exhibit 3.2 to its Current Report on Form 8-K, filed with the SEC on May 17, 2013, and an amendment to its partnership agreement as Exhibit 3.1 to its Current Report on Form 8-K filed with the SEC on December 28, 2017. TEGP has filed its partnership agreement as Exhibit 3.1 to its Current Report on Form 8-K, filed with the SEC on May 12, 2015.

	TEP Common Units	TEGP Class A Shares
Taxation of Entity	TEP is classified as a partnership for U.S. federal income tax purposes and, generally, is not subject to entity-level U.S. federal income taxes.	TEGP is subject to U.S. federal income tax on its taxable income.

Taxation of Entity Owners	Each TEP Unitholder receives a Schedule K-1 from TEP reflecting such TEP Unitholder’s share of TEP’s items of income, gain, loss, and deduction for each fiscal year following the end of such fiscal year.	Distributions to TEGP Shareholders that are U.S. holders (as defined in “Material U.S. Federal Income Tax Consequences”) are taxable to each such TEGP Shareholder as ordinary dividend income to the extent of TEGP’s current or accumulated “earnings and profits” (as determined under U.S. federal income tax principles). Distributions in excess of TEGP’s current and accumulated earnings and profits are treated as a non-taxable return of capital, reducing such TEGP Shareholder’s adjusted tax basis in such TEGP Shareholder’s TEGP Class A Shares. To the extent the distribution exceeds such TEGP Shareholder’s adjusted tax basis, it is treated as gain from the sale or exchange of such shares.

Distributions on Limited Partner Interests	The TEP Partnership Agreement requires that, within 45 days after the	The TEGP Partnership Agreement requires that, within 55 days after the

	TEP Common Units	TEGP Class A Shares

end of each calendar quarter, TEP distribute its available cash to unitholders of record on the applicable record date as well as to TEP GP in respect of the TEP General Partner Interest and the IDRs.

“Available cash” is defined in the TEP Partnership Agreement and generally means, with respect to any calendar quarter, all cash and cash equivalents on hand at the end of such calendar quarter:

•  less, the amount of cash reserves established by our general partner to:

•  comply with applicable law;

•  comply with any agreement binding upon TEP or its subsidiaries;

•  provide for the proper conduct of TEP’s business (including for refunds of collected rates reasonably likely to be refunded as a result of a settlement or hearing related to FERC rate proceedings); or

•  provide funds for distributions to TEP’s unitholders and to TEP GP for any one or more of the next four quarters;

•  plus, if TEP GP so determines, all or any portion of the cash on hand on the date of distribution of available cash for such calendar quarter, including cash on hand resulting from working capital borrowings made subsequent to the end of such quarter.

TEP intends to make distributions to the TEP Unitholders to the extent TEP has sufficient cash from its operations after the establishment of cash reserves and the payment of costs and expenses, including reimbursements of expenses to TEP GP and its affiliates.

end of each calendar quarter, TEGP distribute its available cash to the holders of record of TEGP Class A Shares on the applicable record date. The holders of TEGP Class B Shares are not entitled to distributions.

“Available cash” is defined in the TEGP Partnership Agreement and generally means, with respect to any calendar quarter, all cash and cash equivalents on hand at the date of determination of available cash for the distribution in respect of such calendar quarter (including distributions received from the TEP Group in respect of such quarter), less the amount of cash reserves established by TEGP GP, which will not be subject to a cap, to:

•  comply with applicable law;

•  comply with any agreement binding upon TEGP or its subsidiaries (exclusive of TEP and its subsidiaries);

•  provide for future capital expenditures, debt service and other credit needs as well as any federal, state, provincial or other income tax that may affect TEGP in the future;

•  permit TEGP to pay a ratable amount to TE as necessary to permit TE to make capital contributions to TEP GP for it to maintain or attain up to a 2.0% general partner interest in TEP upon the issuance of additional partnership securities by TEP; or

•  otherwise provide for the proper conduct of TEGP’s business.

Distributions on General Partner Interests and IDRs	TEP GP owns an approximate 1.13% general partner interest in TEP, represented by 834,391 general partner	TEGP GP is not entitled to receive distributions on its general partner interest in TEGP, nor is TEGP GP is

	TEP Common Units	TEGP Class A Shares

units. Under TEP’s Partnership Agreement, TEP GP may at any time, but is under no obligation to, contribute additional capital to TEP in order to maintain or attain a 2.0% general partner interest.

TEP GP also owns all of the IDRs. IDRs represent the right to receive an increasing percentage (13%, 23% and 48%) of quarterly distributions of available cash from operating surplus after the MQD and each target distribution level has been achieved. TEP GP may transfer these rights separately from its general partner interest, subject to restrictions in the TEP Partnership Agreement.

The following discussion assumes that TEP GP holds a 2.0% general partner interest and continues to own all of the IDRs.

Distributions of available cash from operating surplus with respect to any quarter will be distributed as follows:

•  first, 98% to all unitholders, pro rata, and 2% to TEP GP, until each unitholder receives a total of $0.3048 per unit for that quarter (the “first target distribution”);

•  second, 85% to all unitholders, pro rata, and 15% to TEP GP, until each unitholder receives a total of $0.3536 per unit for that quarter (the “second target distribution”);

•  third, 75% to all unitholders, pro rata, and 25% to TEP GP, until each unitholder receives a total of $0.4313 per unit for that quarter (the “third target distribution”); and

•  thereafter, 50% to all unitholders, pro rata, and 50% to TEP GP.

entitled to any incentive distributions. TEGP GP is under no obligation to contribute additional capital to TEGP. All available cash is distributed to the holders of TEGP Class A Shares.

General Partner’s Right to Reset Incentive Distribution Levels	Subject to the certain conditions, TEP GP has the right to elect to relinquish the right to receive incentive distribution payments based on the initial target distribution levels and to	TEGP GP is not entitled to receive any incentive distributions.

	TEP Common Units	TEGP Class A Shares

reset, at higher levels, the target distribution levels upon which the incentive distribution payments would be set. If TEP GP transfers all or a portion of the incentive distribution rights in the future, then the holders of a majority of the IDRs will be entitled to exercise this right.

The reset target distribution levels will be higher than the target distribution levels prior to the reset such that TEP GP will not receive any incentive distributions under the reset target distribution levels until cash distributions per unit following this event increase. TEP anticipates that TEP GP would exercise this reset right in order to facilitate acquisitions or internal growth projects that would otherwise not be sufficiently accretive to cash distributions per TEP Common Unit, taking into account the existing levels of incentive distribution payments being made to TEP GP.

In connection with the resetting of the target distribution levels and the corresponding relinquishment by TEP GP of incentive distribution payments based on the target distributions prior to the reset, TEP GP will be entitled to receive a number of newly issued TEP Common Units based on a predetermined formula that takes into account the “cash parity” value of the average cash distributions related to the IDRs received by TEP GP for the two quarters immediately preceding the reset event as compared to the average cash distributions per TEP Common Unit during that two-quarter period. In addition, TEP GP will be issued the number of general partner units necessary to maintain its general partner interest in TEP immediately prior to the reset election.

Distributions on Liquidation	If TEP dissolves in accordance with the TEP Partnership Agreement, TEP will sell or otherwise dispose of its assets in a process called liquidation. TEP will	If TEGP dissolves in accordance with the TEGP Partnership Agreement, TEGP will sell or otherwise dispose of its assets in a process called a

	TEP Common Units	TEGP Class A Shares
	first apply the proceeds of liquidation to the payment of its creditors. TEP will distribute any remaining proceeds to the TEP Unitholders and TEP GP, in accordance with their respective capital account balances, as adjusted to reflect any gain or loss upon the sale or other disposition of TEP’s assets in liquidation.	liquidation. TEGP will first apply the proceeds of liquidation to the payment of its creditors. TEGP will distribute any remaining proceeds to the holders of TEGP Class A Shares in accordance with their respective pro-rata interests in TEGP Class A Shares.

Sources of Cash Flow	TEP currently generates its cash flow from the transportation, storage, gathering and processing of natural gas, the transportation, storage and terminalling of crude oil, and water business services.	TEGP’s current cash-generating assets consist of (i) direct and indirect partnership interests in TEP, including common units, the IDRs and an approximate 1.13% general partner interest, which TEGP owns through TE, and (ii) an indirect 25.01% limited liability company interest in Rockies Express Pipeline LLC. TEGP currently has no independent operations. Accordingly, TEGP’s financial performance and ability to pay cash distributions to TEGP Shareholders is heavily dependent upon the performance of TEP and the ability of TE to distribute cash it receives from TEP to TEGP.

Issuance of Additional Partnership Interests	The TEP Partnership Agreement authorizes TEP to issue an unlimited number of additional partnership interests for the consideration and on the terms and conditions determined by TEP GP without the approval of the TEP Unitholders. Holders of any additional common units TEP issues will be entitled to share equally with the then-existing TEP Unitholders in TEP’s distributions of available cash. In addition, the issuance of additional common units or other partnership interests may dilute the value of the interests of the then-existing TEP Unitholders in TEP’s net assets and operations. In accordance with the Delaware Act and the provisions of the TEP Partnership Agreement, TEP may also issue additional partnership interests that have special voting rights to which the TEP Common Units are not entitled. In addition, the TEP Partnership Agreement does not	The TEGP Partnership Agreement authorizes TEGP to issue an unlimited number of additional limited partner interests and other equity securities for the consideration and on the terms and conditions established by TEGP GP in its sole discretion without the approval of the TEGP Shareholders. Holders of any additional shares TEGP issues may be entitled to share equally with the then-existing TEGP Shareholders in TEGP’s cash distributions made following the date such holders become holders of record of the additional shares. In addition, the issuance of additional partnership interests may dilute the value of the interests of the then-existing TEGP Shareholders in TEGP’s net assets. In accordance with the Delaware Act and the provisions of the TEGP Partnership Agreement, TEGP may also issue additional partnership interests that have special voting rights to which the TEGP

	TEP Common Units	TEGP Class A Shares

prohibit the issuance by TEP or its subsidiaries of equity interests, including equity interests that rank senior to the TEP Common Units.

Additionally, TEP GP has the right, which it may from time to time assign in whole or in part to any of its affiliates, to make additional capital contributions to TEP to the extent necessary to maintain or attain a 2.0% general partner interest in TEP. The TEP General Partner Interest will be reduced if TEP issues additional units in the future and TEP GP does not contribute a proportionate amount of capital to TEP to maintain or attain a 2.0% general partner interest.

Class A Shares and the TEGP Class B Shares are not entitled.

Additionally, the Exchange Right Holders and any permitted transferees of their TE Units each have the right to exchange all or a portion of their TE Units for TEGP Class A Shares at an exchange ratio of one TEGP Class A Share for each TE Unit exchanged (the “Exchange Right”). The Exchange Right may be exercised only if, simultaneously therewith, an equal number of TEGP Class B Shares are transferred by the exercising party to TEGP. Upon such exchange, TEGP will cancel the TEGP Class B Shares received from the exercising party. When a TE Unit held by an Exchange Right Holder is exchanged for a TEGP Class A Share, TEGP will receive the TE Unit in order to maintain the one-for-one exchange ratio between the TE Units and Class B Shares, on the one hand, and TEGP Class A Shares, on the other hand.

Redemption of Ineligible Holders

In order to avoid any material adverse effect on the maximum applicable rates that can be charged to customers by TEP’s subsidiaries on assets that are subject to rate regulation by the FERC or an analogous regulatory body, TEP GP can request at any time that each TEP Unitholder or transferee of TEP Common Units certify:

•  that such TEP Unitholder or transferee is an individual or an entity subject to U.S. federal income taxation on the income generated by TEP; or

•  that, if such TEP Unitholder or transferee is an entity not subject to U.S. federal income taxation on the income generated by TEP, all of the entity’s owners are subject to U.S. federal income taxation on the income generated by TEP.

Furthermore, in order to avoid a substantial risk of cancellation or

In order to avoid a substantial risk of cancellation or forfeiture of any property in which TEGP, TEP or any of their respective subsidiaries has an interest as the result of any federal, state or local law or regulation concerning the nationality, citizenship or other related status of any TEGP Shareholder, TEGP GP may at any time request TEGP Shareholders to certify as to, or provide other information with respect to, their nationality, citizenship or other related status.

The certifications as to taxpayer status and nationality, citizenship or other related status can be changed in any manner TEGP GP determines is necessary or appropriate to implement its original purpose.

If a TEGP Shareholder fails to furnish the certification or other requested information within 30 days or if TEGP GP determines, with the advice of counsel, upon review of such

	TEP Common Units	TEGP Class A Shares

forfeiture of any property in which TEP has an interest as the result of any federal, state or local law or regulation concerning the nationality, citizenship or other related status of any TEP Unitholder, TEP GP may at any time request TEP Unitholders to certify as to, or provide other information with respect to, their nationality, citizenship or other related status.

The certifications as to taxpayer status and nationality, citizenship or other related status can be changed in any manner TEP GP determines is necessary or appropriate to implement its original purpose.

If a TEP Unitholder falsely certifies its status or fails to furnish the certification or other requested information within 30 days or if TEP GP determines, with the advice of counsel, upon review of such certification or other information that a TEP Unitholder does not meet the status set forth in the certification, TEP will have the right to redeem all of the TEP Common Units held by such TEP Unitholder (other than affiliates of TEP GP) at the market price as of the date three days before the date the notice of redemption is mailed.

The purchase price will be paid in cash or by delivery of a promissory note, as determined by TEP GP. Any such promissory note will bear interest at the rate of 5.0% annually and be payable in three equal annual installments of principal and accrued interest, commencing one year after the redemption date. Further, the TEP Common Units subject to redemption will not be entitled to any allocations of income or loss, distributions or voting rights while held by such TEP Unitholder.

certification or other information that a TEGP Shareholder does not meet the status set forth in the certification, TEGP will have the right to redeem all of the TEGP Class A Shares and/or TEGP Class B Shares held by such TEGP Shareholder (other than affiliates of TEGP GP) at the market price as of the date three days before the date the notice of redemption is mailed.

The purchase price will be paid in cash or by delivery of a promissory note, as determined by TEGP GP. Any such promissory note will bear interest at the rate of 5.0% annually and be payable in three equal annual installments of principal and accrued interest, commencing one year after the redemption date. Further, the TEGP Class A Shares and/or TEGP Class B Shares subject to redemption will not be entitled to any allocations of income or loss, distributions or voting rights while held by such TEGP Shareholder.

Limited Call Right	If at any time more than 80% of TEP’s outstanding limited partner interests of any class (including any other additional limited partner interests TEP may issue in the future) are owned by TEP GP and	If at any time more than 80% of TEGP’s outstanding shares of any class (including TEGP Class A Shares issuable upon the exchange of TEGP Class B Shares and including any other

	TEP Common Units	TEGP Class A Shares

its affiliates, TEP GP will have the right, which it may assign and transfer in whole or in part to any of its affiliates or to TEP, but not the obligation, to purchase all, but not less than all, of the limited partner interests of such class held by unaffiliated persons as of a record date to be selected by TEP GP, on at least 10 but not more than 60 days’ notice. The purchase price in the event of this purchase is the greater of:

•  the highest price paid by either of TEP GP or any of its affiliates for any limited partner interests of the class purchased within the 90 days preceding the date on which TEP GP first mails notice of its election to purchase those limited partner interests; and

•  the current market price calculated in accordance with the TEP Partnership Agreement as of the date three business days before the date the notice is mailed.

As a result of TEP GP’s right to purchase outstanding limited partner interests, a holder of limited partnership interests may have his shares purchased at an undesirable time or price. The tax consequences to a holder of limited partner interests of the exercise of this call right are the same as a sale by that unitholder of his common units in the market.

additional limited partner interests TEGP may issue in the future) are owned by TEGP GP and its affiliates, TEGP GP will have the right, which it may assign and transfer in whole or in part to any of its affiliates or to TEGP, but not the obligation, to purchase all, but not less than all, of the remaining shares of such class held by unaffiliated persons as of a record date to be selected by TEGP GP, on at least 10 but not more than 60 days’ notice. The purchase price in the event of this purchase is the greater of:

•  the highest price paid by TEP GP or its affiliates for any shares of the class purchased within the 90 days preceding the date on which TEGP GP first mails notice of its election to purchase those shares; and

•  the current market price calculated in accordance with the TEGP Partnership Agreement as of the date three business days before the date the notice is mailed.

As a result of TEGP GP’s right to purchase outstanding shares, a TEGP Shareholder may have his shares purchased at an undesirable time or price. The tax consequences to a TEGP Shareholder of the exercise of this call right are the same as a sale by that TEGP Shareholder of his shares in the market. Please read “Material U.S. Federal Income Tax Consequences.”

Books and Reports

TEP GP is required to keep appropriate books of TEP’s business. The books will be maintained for financial reporting purposes on an accrual basis. For tax and fiscal reporting purposes, TEP’s fiscal year ends on December 31 each year.

TEP will mail or make available to record TEP Unitholders, within 105 days after the close of each fiscal year, an annual report containing audited financial statements and a report on those financial statements by TEP’s

TEGP GP is required to keep appropriate books of TEGP’s business. The books will be maintained for both tax and financial reporting purposes on an accrual basis. For tax and fiscal reporting purposes, TEGP’s fiscal year ends on December 31 each year.

TEGP will furnish or make available to record TEGP Shareholders, within 115 days after the close of each fiscal year, an annual report containing audited financial statements and a report on those financial statements by TEGP’s

	TEP Common Units	TEGP Class A Shares

independent public accountants. Except for TEP’s fourth quarter, TEP will also mail or make available summary financial information within 50 days after the close of each quarter.

TEP will furnish each record TEP Unitholder with information reasonably required for tax reporting purposes within 90 days after the close of each calendar year. This information is expected to be furnished in summary form so that some complex calculations normally required of partners can be avoided. TEP’s ability to furnish this summary information to TEP Unitholders will depend on the cooperation of TEP Unitholders in supplying TEP with specific information. Every TEP Unitholder will receive information to assist him in determining his U.S. federal and state tax liability and filing his U.S. federal and state income tax returns, regardless of whether he supplies TEP with information.

independent public accountants. Except for TEGP’s fourth quarter, TEGP will also furnish or make available summary financial information within 60 days after the close of each quarter.

Removal of the General Partner	TEP GP may be removed if such removal is approved by the vote of the record holders of not less than 66 2/3% of outstanding TEP Common Units, including TEP Common Units held by TEP GP and its affiliates, voting as a single class, and TEP receives an opinion of counsel regarding, among other items, limited liability and tax matters. Any removal of TEP GP is also subject to the approval of a successor general partner by the vote of the record holders of a majority of outstanding TEP Common Units. The ownership of more than 33 1/3% of outstanding TEP Common Units by TEP GP and its affiliates would give them the practical ability to prevent TEP GP’s removal.	TEGP GP may be removed if such removal is approved by the vote of the record holders of not less than 80% of outstanding TEGP Class A Shares and TEGP Class B Shares, voting as a single class, including shares held by TEGP GP and its affiliates, and TEGP receives an opinion of counsel regarding, among other items, limited liability. Any removal of TEGP GP is also subject to the approval of a successor general partner by the vote of the record holders of a majority of outstanding TEGP Class A Shares and TEGP Class B Shares. The ownership of more than 20% of outstanding TEGP Class A Shares and TEGP Class B Shares by any person or group would give such persons the practical ability to prevent TEGP GP’s removal. The Exchange Right Holders currently own substantially more than 20% of outstanding TEGP Class A Shares and TEGP Class B Shares.

DESCRIPTION OF THE TEGP PARTNERSHIP AGREEMENT

The following is a summary of the material provisions of the TEGP Partnership Agreement. Summaries of the following provisions of the TEGP Partnership Agreement are located elsewhere in this proxy statement/prospectus, as follows:

•	with regard to the rights of holders of TEGP Class A Shares and TEGP Class B Shares, please read “Description of TEGP Class A Shares and TEGP Class B Shares”; and

•	with regard to certain tax matters, please read “Material U.S. Federal Income Tax Consequences.”

This summary does not purport to be a complete discussion of, and is qualified in its entirety by reference to the TEGP Partnership Agreement and the Delaware Act. We urge you to read the TEGP Partnership Agreement in its entirety for a complete description of the rights of holders of TEGP Class A Shares. TEGP has filed its partnership agreement as Exhibit 3.1 to its Current Report on Form 8-K, filed with the SEC on May 12, 2015.

When used in this “Description of the TEGP Partnership Agreement,” references to the Exchange Right Holders include certain permitted transferees in private, non-exchange transactions.

Organization and Duration

TEGP was formed in February 2015 and has a perpetual existence.

Purpose

Under the TEGP Partnership Agreement, TEGP is permitted to engage, directly or indirectly, in any business activity that is approved by TEGP GP and that lawfully may be conducted by a limited partnership organized under Delaware law.

Although TEGP GP has the ability to cause TEGP, its affiliates and its subsidiaries to engage in activities other than the indirect ownership of partnership interests (including incentive distribution rights) in TEP and the indirect ownership of a 25.01% membership interest in Rockies Express, TEGP GP may decline to do so free of any fiduciary duty or obligation whatsoever to TEGP or the TEGP Shareholders, including any duty to act in good faith or in the best interest of TEGP or the TEGP Shareholders. TEGP GP is authorized in general to perform all acts it determines to be necessary or appropriate to carry out TEP’s purposes and to conduct TEP’s business, including but not limited to the following:

•	the making of expenditures and the incurrence of debt and other obligations;

•	the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of TEGP’s assets or the merger or other combination of TEGP with or into another person;

•	the negotiation, execution and performance of contracts;

•	the distribution of TEGP’s cash;

•	the purchase, sale or other acquisition or disposition of TEGP’s partnership interests or the issuance of partnership interests or options or other rights relating thereto;

•	any action in connection with TEGP’s participation in and management of TEP; and

•	any action to waive, reduce, limit or modify TEP’s IDRs.

Capital Contributions

The TEGP Shareholders are not obligated to make additional capital contributions, except as described below under “—Limited Liability.”

Applicable Law; Forum, Venue and Jurisdiction

The TEGP Partnership Agreement is governed by Delaware law. The TEGP Partnership Agreement requires that any claims, suits, actions or proceedings:

•	arising out of or relating in any way to the partnership agreement (including any claims, suits or actions to interpret, apply or enforce the provisions of the TEGP Partnership Agreement or the duties, obligations or liabilities among TEGP Shareholders or of TEGP Shareholders to TEGP, or the rights or powers of, or restrictions on, the TEGP Shareholders or TEGP);

•	brought in a derivative manner on TEGP’s behalf;

•	asserting a claim of breach of a duty (including a fiduciary duty) owed by any director, officer or other employee of TEGP or TEGP GP or any affiliate of TEGP GP, or owed by TEGP GP to TEGP or the TEGP Shareholders;

•	asserting a claim arising pursuant to any provision of the Delaware Act; or

•	asserting a claim governed by the internal affairs doctrine

shall be exclusively brought in the Court of Chancery of the State of Delaware (or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction), regardless of whether such claims, suits, actions or proceedings found in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims. By holding a TEGP Class A Share, a TEGP Shareholder is irrevocably consenting to these limitations and provisions regarding claims, suits, actions or proceedings and submitting to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or such other Delaware courts) in connection with any such claim, suit, action or proceeding.

Limited Liability

Assuming that a TEGP Shareholder does not participate in the operation, management or control of TEGP’s business within the meaning of the Delaware Act and that he or it otherwise acts in conformity with the provisions of the TEGP Partnership Agreement, his or its liability under the Delaware Act will be limited, subject to possible exceptions, to the amount of capital he or it is obligated to contribute to TEGP for his shares in TEGP plus his pro-rata share of any undistributed profits and assets. If it were determined, however, that the right, or exercise of the right, by the TEGP Shareholders as a group:

•	to remove or replace TEGP GP,

•	to approve amendments to the TEGP Partnership Agreement, or

•	to take other action under the TEGP Partnership Agreement,

constituted “participation in the control” of TEGP’s business for the purposes of the Delaware Act, then TEGP Shareholders could be held personally liable for TEGP’s obligations under Delaware law to the same extent as TEGP GP. This liability would extend to persons who transact business with TEGP who reasonably believe that a TEGP Shareholder is a general partner. Neither the TEGP Partnership Agreement nor the Delaware Act specifically provides for legal recourse against TEGP GP if a TEGP Shareholder were to lose limited liability through any fault of TEGP GP. Although this does not mean that a TEGP Shareholder could not seek legal recourse, TEGP knows of no precedent for this type of a claim in Delaware case law.

Under the Delaware Act, a limited partnership may not make a distribution to a partner if, after the distribution, all liabilities of the limited partnership, other than liabilities to partners on account of their partnership interests and liabilities for which the recourse of creditors is limited to specific property of the partnership, would exceed the fair value of the assets of the limited partnership. For the purpose of determining the fair value of the assets of a limited partnership, the Delaware Act provides that the fair value of property subject to liability for which recourse of creditors is limited will be included in the assets of the limited partnership only to the extent that the fair value of that property exceeds the nonrecourse liability. The Delaware Act provides that a limited partner who receives a distribution and knew at the time of the distribution that the distribution was in violation of the Delaware Act will be liable to the limited partnership for the amount of the distribution for three years. Under the Delaware Act, a substituted limited partner of a limited partnership is liable for the obligations of his assignor to make contributions to the partnership, except that such person is not obligated for liabilities unknown to him at the time he became a limited partner and that could not be ascertained from the partnership agreement.

Limitations on the liability of limited partners for the obligations of a limited partner (or in TEGP’s case, a TEGP Shareholder) have not been clearly established in many jurisdictions. Although TEGP currently has no operations distinct from TEP and its indirect 25.01% membership interest in Rockies Express, if in the future, by TEGP’s ownership in an operating company or otherwise, it were determined that TEGP were conducting business in any state without compliance with the applicable limited partnership or limited liability company statute, or that the right or exercise of the right by the TEGP Shareholders as a group to remove or replace TEGP GP, to approve some amendments to the TEGP Partnership Agreement, or to take other action under the TEGP Partnership Agreement constituted “participation in the control” of TEGP’s business for purposes of the statutes of any relevant jurisdiction, then the TEGP Shareholder could be held personally liable for TEGP’s obligations under the law of that jurisdiction to the same extent as TEGP GP under the circumstances. TEGP will operate in a manner that TEGP GP considers reasonable and necessary or appropriate to preserve the limited liability of the TEGP Shareholders.

Limited Voting Rights

TEGP GP manages TEGP and TEGP’s operations. TEGP Shareholders have only limited voting rights on matters affecting TEGP’s business. TEGP Shareholders will not have the right to elect TEGP GP or its directors on an annual or other continuing basis.

The following is a summary of the TEGP Shareholder vote required for the matters specified below. On all matters where TEGP Shareholders are entitled to vote, TEGP Class A Shares and TEGP Class B Shares will vote together as a single class and will be entitled to one vote per share. The holders of a majority of TEGP’s outstanding shares, represented in person or by proxy, will constitute a quorum unless any action by the TEGP Shareholders requires approval by holders of a greater percentage of the TEGP Class A Shares and TEGP Class B Shares, in which case the quorum will be the greater percentage. In voting their shares, TEGP GP and its affiliates will have no fiduciary duty or obligation whatsoever to TEGP or the TEGP Shareholders, including any duty to act in good faith or in the best interests of TEGP or the TEGP Shareholders.

Issuance of additional shares (or other partnership securities)	No voting or approval right. Please read “—Issuance of Additional Securities.”

Amendment of the TEGP Partnership Agreement	Amendments to the TEGP Partnership Agreement may be proposed only by or with the consent of TEGP GP. Certain amendments may be made by TEGP GP without the approval of the TEGP Shareholders. Other amendments generally require the approval of a majority of TEGP’s outstanding shares. Please read “—Amendments to the TEGP Partnership Agreement.”

Merger of TEGP or the sale of all or substantially all of TEGP’s assets	A majority of TEGP’s outstanding shares in certain circumstances. Please read “—Merger, Sale or Other Disposition of Assets.”

Dissolution	A majority of TEGP’s outstanding shares. Please read “—Termination or Dissolution.”

Reconstitution upon dissolution	A majority of TEGP’s outstanding shares. Please read “—Termination or Dissolution.”

Withdrawal of the general partner of TEGP	No voting or approval right. Please read “—Withdrawal or Removal of the General Partner.”

Removal of the general partner of TEGP	Not less than 80% of TEGP’s outstanding shares. Please read “—Withdrawal or Removal of the General Partner.”

Transfer of the general partner interest	No voting or approval right. Please read “—Transfer of General Partner Interest.”

Unless otherwise indicated, “outstanding shares” includes shares held by TEGP GP and its affiliates.

Issuance of Additional Securities

The TEGP Partnership Agreement authorizes TEGP to issue an unlimited number of additional limited partner interests and other equity securities for the consideration and on the terms and conditions established by TEGP GP in its sole discretion without the approval of the TEGP Shareholders.

It is possible that we will fund acquisitions through the issuance of additional shares or other equity securities. Holders of any additional shares TEGP issues may be entitled to share equally with the holders of then-existing TEGP Class A Shares in TEGP’s cash distributions made following the date such holders become holders of record of such additional shares. In addition, the issuance of additional partnership interests may dilute the value of the interests of the holders of then-existing TEGP Class A Shares in TEGP’s net assets.

In accordance with the Delaware Act and the provisions of the TEGP Partnership Agreement, TEGP may also issue additional partnership interests that have special voting rights to which the TEGP Class A Shares and the TEGP Class B Shares are not entitled.

Additionally, the Exchange Right Holders and any permitted transferees of their TE Units will each have the right to exchange all or a portion of their TE Units for TEGP Class A Shares at an exchange ratio of one TEGP Class A Share for each TE Unit exchanged (the “Exchange Right”). The Exchange Right may be exercised only if, simultaneously therewith, an equal number of TEGP Class B Shares are transferred by the exercising party to TEGP. Upon such exchange, TEGP will cancel the TEGP Class B Shares received from the exercising party. When a TE Unit held by an Exchange Right Holder is exchanged for a TEGP Class A Share, TEGP will receive the TE Unit in order to maintain the one-for-one exchange ratio between the TE Units and Class B Shares, on the one hand, and TEGP Class A Shares, on the other hand.

Amendments to the TEGP Partnership Agreement

General

Amendments to the TEGP Partnership Agreement may be proposed only by or with the consent of TEGP GP. However, TEGP GP will have no duty or obligation to propose any amendment to the TEGP Partnership Agreement and may decline to do so free of any duty or obligation whatsoever to TEGP or TEGP Shareholders or any other person bound by the TEGP Partnership Agreement, including any duty to act in good faith or in the best interests of TEGP or the TEGP Shareholders. To adopt a proposed amendment, other than the amendments discussed below, TEGP GP must seek written approval of the holders of the number of TEGP Class A Shares and TEGP Class B Shares required to approve the amendment or call a meeting of the TEGP Shareholders to consider and vote upon the proposed amendment. Except as described below, an amendment must be approved by holders of a majority of TEGP’s outstanding shares.

Prohibited Amendments

No amendment may be made that would:

(1)	enlarge the obligations of any TEGP Shareholder without its consent, unless approved by holders of not less than a majority of the type or class of shareholder interest so affected; or

(2)	enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable to TEGP GP or any of its affiliates without its consent, which may be given or withheld in its sole discretion.

The provision of the TEGP Partnership Agreement preventing the amendments having the effects described in clauses (1) or (2) above can be amended upon the approval of the holders of at least 90% of TEGP’s outstanding shares.

No Shareholder Approval

TEGP GP may generally make amendments to the TEGP Partnership Agreement without the approval of any TEGP Shareholder or assignee to reflect:

(1)	any change in TEGP’s name, the location of TEGP’s principal place of business, TEGP’s registered agent or its registered office;

(2)	the admission, substitution, withdrawal or removal of partners in accordance with the TEGP Partnership Agreement;

(3)	a change that TEGP GP determines to be necessary or appropriate to qualify or continue the qualification of TEGP as a limited partnership or a partnership in which the limited partners have limited liability under the laws of any state;

(4)	an amendment that is necessary, in the opinion of TEGP’s counsel, to prevent TEGP or TEGP GP or its directors, officers, agents or trustees, from in any manner being subjected to the provisions of the Investment Company Act of 1940, the Investment Advisors Act of 1940, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, whether or not substantially similar to plan asset regulations currently applied or proposed;

(5)	an amendment that TEGP GP determines to be necessary or appropriate for the authorization of additional partnership interests or rights to acquire partnership interests;

(6)	any amendment expressly permitted in the TEGP Partnership Agreement to be made by TEGP GP acting alone;

(7)	an amendment effected, necessitated or contemplated by a merger agreement that has been approved under the terms of the TEGP Partnership Agreement;

(8)	an amendment that TEGP GP determines to be necessary or appropriate to reflect and account for the formation by TEGP, or TEGP’s investment in, any corporation, partnership or other entity, as otherwise permitted by the TEGP Partnership Agreement;

(9)	a change in TEGP’s fiscal year or taxable year and related changes;

(10)	a merger with or conveyance to another limited liability entity that is newly formed and has no assets, liabilities or operations at the time of the merger or conveyance other than those it receives by way of the merger or conveyance, provided that the sole purpose of such merger is to effect a legal change into a different form of limited liability entity; or

(11)	any other amendments substantially similar to any of the matters described in (1) through (10) above.

In addition, TEGP GP may make amendments to the TEGP Partnership Agreement without the approval of any TEGP Shareholder or assignee if those amendments, in the discretion of TEGP GP:

•	do not adversely affect the TEGP Shareholders as a whole (or any particular class of holders of partnership interests) in any material respect;

•	are necessary or appropriate to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute;

•	are necessary or appropriate to facilitate the trading of TEGP’s shares or to comply with any rule, regulation, guideline or requirement of any securities exchange on which TEGP’s shares are or will be listed for trading;

•	are necessary or appropriate for any action taken by TEGP GP relating to splits or combinations of TEGP’s shares under the provisions of the TEGP Partnership Agreement; or

•	are required to effect the intent of the statements contained in TEGP’s registration statement on Form S-1 filed in connection with its initial public offering and in the provisions of the TEGP Partnership Agreement or as are otherwise contemplated by the TEGP Partnership Agreement.

Opinion of Counsel and Shareholder Approval

Any amendment described as requiring TEGP Shareholder approval will require an opinion of counsel to the effect that the amendment will not affect the limited liability under applicable law of any of the TEGP Shareholders. TEGP GP will not be required to obtain such an opinion of counsel for any of the amendments described above under “—Amendments to the TEGP Partnership Agreement—No Shareholder Approval.” In the absence of such an opinion where required, the approval of 90% of TEGP’s outstanding shares is required for an amendment to become effective.

In addition to the above restrictions, any amendment that would have a material adverse effect on the rights or preferences of any type or class of outstanding shares in relation to other classes of shares will require the approval of at least a majority of the type or class of shares so affected. Also, any amendment that reduces the voting percentage required to take any action must be approved by the affirmative vote of TEGP Shareholders whose aggregate outstanding shares constitute not less than the voting requirement sought to be reduced.

Merger, Sale or Other Disposition of Assets

The TEGP Partnership Agreement generally prohibits TEGP GP, without the prior approval of a majority of TEGP’s outstanding shares, from causing TEGP to, among other things, sell, exchange or otherwise dispose of all or substantially all of TEGP’s assets in a single transaction or a series of related transactions. TEGP GP may, however, mortgage, pledge, hypothecate or grant a security interest in all or substantially all of TEGP’s assets without that approval. TEGP GP may also sell all or substantially all of TEGP’s assets under a foreclosure or other realization upon those encumbrances without that approval.

A merger, consolidation or conversion of TEGP requires the prior consent of TEGP GP. In addition, the TEGP Partnership Agreement provides that, to the maximum extent permitted by law, TEGP GP will have no duty or obligation to consent to any merger, consolidation or conversion of TEGP and may decline to do so free of any duty or obligation whatsoever to TEGP, or any of the TEGP Shareholders. Further, in declining to consent to a merger, consolidation or conversion, TEGP GP will not be required to act in good faith or pursuant to any other standard imposed by the TEGP Partnership Agreement, any other agreement, under the Delaware Act or any other law, rule or regulation or at equity.

If conditions specified in the TEGP Partnership Agreement are satisfied, TEGP GP may merge TEGP or any of TEGP’s subsidiaries into, or convey some or all of TEGP’s assets to, a newly formed entity if the sole purpose of that merger or conveyance is to effect a mere change in TEGP’s legal form into another limited liability entity. The TEGP shareholders are not entitled to dissenters’ rights or appraisal rights (and, therefore, will not be entitled to demand payment of a fair price for their shares) under the TEGP Partnership Agreement or applicable Delaware law in the event of a merger or consolidation, a sale of substantially all of TEGP’s assets or any other transaction or event.

Termination or Dissolution

TEGP will continue as a limited partnership until terminated under the TEGP Partnership Agreement. TEGP will dissolve upon:

(1)	the election of TEGP GP to dissolve TEGP, if approved by holders of a majority of TEGP’s outstanding shares;

(2)	there being no holders of partnership interests, unless TEGP is continued without dissolution in accordance with applicable Delaware law;

(3)	the entry of a decree of judicial dissolution of TEGP; or

(4)	the withdrawal or removal of TEGP GP or any other event that results in its ceasing to be TEGP GP other than by reason of a transfer of its general partner interest in accordance with the TEGP Partnership Agreement or withdrawal or removal of TEGP GP following approval and admission of a successor.

Upon the withdrawal or removal of TEGP GP, notice thereof, or a dissolution under clause (4) above, the holders of a majority of TEGP’s outstanding shares may elect, within 90 or 180 days, depending on the circumstances lead to such withdrawal, removal or dissolution, to continue TEGP’s business on the same terms and conditions described in the TEGP Partnership Agreement by appointing as a successor general partner an entity approved by the holders of a majority of TEGP’s outstanding shares, subject to TEGP’s receipt of an opinion of counsel to the effect that the action would not result in the loss of limited liability of any TEGP Shareholder.

Liquidation and Distribution of Proceeds

Upon TEGP’s dissolution, unless TEGP is reconstituted and continued as a new limited partnership, the person authorized to wind up TEGP’s affairs (the liquidator) will, acting with all of the powers of TEGP GP that the liquidator deems necessary or appropriate, liquidate TEGP’s assets. The proceeds of the liquidation will be applied as follows:

•	first, towards the payment of all of TEGP’s creditors and the settlement of or creation of a reserve for contingent liabilities; and

•	then, to all holders of TEGP Class A Shares in accordance with their pro-rata interest in TEGP Class A Shares.

If the liquidator determines that a sale would be impractical or would cause a loss to holders of TEGP Class A Shares, it may defer liquidation of TEGP’s assets for a reasonable period of time or distribute assets to the holders of TEGP Class A Shares in kind if it determines that a sale would be impractical or would cause undue loss to such TEGP Shareholders.

Withdrawal or Removal of the General Partner

TEGP GP may withdraw as general partner in compliance with the TEGP Partnership Agreement after giving 90 days’ advance notice to the TEGP Shareholders, and that withdrawal will not constitute a breach of the TEGP Partnership Agreement.

Upon notice of the voluntary withdrawal of TEGP GP, the holders of a majority of TEGP’s outstanding shares may elect a successor to the withdrawing general partner. If a successor is not elected, or is elected but an opinion of counsel to the effect that the action would not result in the loss of limited liability of any TEGP Shareholder, TEGP will be dissolved, wound up and liquidated; provided, however, that within 90 days after TEGP GP’s withdrawal, the holders of a majority of TEGP’s outstanding shares may elect to continue TEGP’s business on the same terms and conditions described in the TEGP Partnership Agreement by appointing as a successor general partner an entity approved by the holders of a majority of TEGP’s outstanding shares, subject to TEGP’s receipt of an opinion of counsel to the effect that the action would not result in the loss of limited liability of any TEGP Shareholder. Please read “—Termination or Dissolution” above.

TEGP GP may not be removed unless that removal is approved by the vote of the record holders of not less than 80% of TEGP’s outstanding shares, including shares held by TEP GP and its affiliates, and TEGP receives an opinion of counsel to the effect that the action would not result in the loss of limited liability of any TEGP Shareholder. Any removal of TEGP GP is also subject to the approval of a successor general partner by the vote of the record holders of a majority of TEGP’s outstanding shares. The ownership of more than 20% of TEGP’s outstanding shares by any person or group would give such person or group the practical ability to prevent TEGP GP’s removal. The Exchange Right Holders currently own substantially more than 20% of outstanding TEGP Class A Shares and TEGP Class B Shares.

In addition, TEGP will be required to reimburse any departing general partner for all amounts due the departing general partner, including, without limitation, all employee-related liabilities, including severance liabilities, incurred for the termination of any employees employed by the departing general partner or its affiliates for TEGP’s benefit.

Transfer of General Partner Interest

TEGP GP may transfer all or any of its general partner interest in TEGP without obtaining the approval of the TEGP Shareholders. As a condition of this transfer, the transferee must assume the rights and duties of the general partner to whose interest that transferee has succeeded, agree to be bound by the provisions of the TEGP Partnership Agreement and furnish an opinion of counsel to the effect that the action would not result in the loss of limited liability of any TEGP Shareholder.

Change of Management Provision

The TEGP Partnership Agreement contains specific provisions that are intended to discourage a person or group from attempting to remove TEGP GP as general partner or otherwise change management. If any person or group other than TEGP GP, the Exchange Right Holders and their respective permitted transferees and affiliates acquires beneficial ownership of 20% or more of any class of TEGP’s shares, that person or group loses voting rights on all of its TEGP Class A Shares and TEGP Class B Shares. This loss of voting rights does not apply to (i) any person or group that acquires shares directly from TEGP, TEGP GP, any of the Exchange Right Holders, any Qualifying Interest Holder (as defined in the TEGP Partnership Agreement) or their respective affiliates, (ii) any transferees that acquired shares from a person or group described in clause (i), or (iii) any person or group that acquires 20% of any class of TEGP’s shares with the prior approval of the board of directors of TEGP GP.

Limited Call Right

If at any time more than 80% of any class of TEGP’s shares (including TEGP Class A Shares issuable upon the exchange of TEGP Class B Shares and including any other additional limited partner interests TEGP may issue in the future) are owned by TEGP GP and its affiliates, TEGP GP will have the right, which it may assign in whole or in part to any of its affiliates or to TEP, but not the obligation, to acquire all, but not less than all, of the remaining shares of such class held by unaffiliated persons as of a record date to be selected by TEGP GP, on at least 10 but not more than 60 days’ notice. The purchase price in the event of this purchase is the greater of:

•	the highest price paid by TEGP GP and its affiliates for any shares of the class purchased within the 90 days preceding the date on which TEGP GP first mails notice of its election to purchase those shares; and

•	the current market price calculated in accordance with the TEGP Partnership Agreement as of the date three business days before the date the notice is mailed.

As a result of TEGP GP’s right to purchase outstanding shares, a TEGP Shareholder may have his shares purchased at an undesirable time or price. The tax consequences to a TEGP Shareholder of the exercise of this call right are the same as a sale by that TEGP Shareholder of shares in the market. Please read “Material U.S. Federal Income Tax Consequences.”

Meetings; Voting

Except as described below regarding a person or group owning 20% or more of class of TEGP’s shares then outstanding, TEGP Shareholders of record as of the applicable record date will be entitled to notice of, and to vote at, meetings of the TEGP Shareholders and to act upon matters for which approvals may be solicited. The only matters for which approvals may be solicited will be those matters submitted by the TEGP GP Board. The TEGP Shareholders will not be able to submit matters for consideration at any meeting of TEGP Shareholders. TEGP Class A Shares and TEGP Class B Shares that are owned by non-citizen assignees will be voted by TEGP GP on behalf of such non-citizen assignees and TEGP GP will distribute the votes on those shares in the same ratios as the votes of TEGP on other shares are cast. TEGP GP does not anticipate that any meeting of TEGP Shareholders will be called in the foreseeable future. TEGP Shareholders are not be entitled to act by written consent. Meetings of TEGP Shareholders may be called by TEGP GP or by TEGP Shareholders owning at least 20% of the outstanding shares. TEGP Shareholders may vote either in person or by proxy at meetings. The holders of a majority of TEGP’s outstanding shares, represented in person or by proxy, will constitute a quorum unless any action by the TEGP Shareholders requires approval by holders of a greater percentage of TEGP’s outstanding shares, in which case the quorum will be the greater percentage.

Each record holder of a TEGP Class A Share and/or TEGP Class B Share has a vote according to his percentage interest in TEGP, although additional partnership interests having special voting rights could be issued. Please read “—Issuance of Additional Securities” above. However, if at any time any person or group, other than TEGP GP, the Exchange Right Holders and their respective affiliates, or a direct or subsequently approved transferee of TEGP GP, the Exchange Right Holders and their respective affiliates, acquires, in the aggregate, beneficial ownership of 20% or more of any class of TEGP’s shares then outstanding, that person or group will lose voting rights on all of its TEGP shares and the shares may not be voted on any matter and will not be considered to be outstanding when sending notices of a meeting of TEGP Shareholders, calculating required votes, determining the presence of a quorum or for other similar purposes. For more information on persons and groups to which this loss of voting rights does not apply, please read “—Change of Management Provision” above. TEGP Class A Shares and TEGP Class B Shares held in nominee or street name account will be voted by the broker or other nominee in accordance with the instruction of the beneficial owner unless the arrangement between the beneficial owner and his broker or other nominee provides otherwise.

Any notice, demand, request, report or proxy material required or permitted to be given or made to TEGP Shareholders of record under the TEGP Partnership Agreement will be delivered to such record holder by TEGP or by the transfer agent.

Status as Limited Partner

By transfer of shares in accordance with the TEGP Partnership Agreement, each transferee of shares shall be admitted as a limited partner with respect to the shares transferred when such transfer and admission is reflected in TEGP’s books and records. Except as described under “—Limited Liability” above, the shares will be fully paid, and TEGP Shareholders will not be required to make additional contributions.

Redemption of Ineligible Holders

In order to avoid a substantial risk of cancellation or forfeiture of any property in which TEGP, TEP or any of their respective subsidiaries has an interest as the result of any federal, state or local law or regulation concerning the nationality, citizenship or other related status of any of TEGP’s shareholders, TEGP GP may at any time request TEGP’s shareholders to certify as to, or provide other information with respect to, their nationality, citizenship or other related status.

The certifications as to taxpayer status and nationality, citizenship or other related status can be changed in any manner TEGP GP determines is necessary or appropriate to implement its original purpose.

If a TEGP Shareholder fails to furnish the certification or other requested information within 30 days of such request or if TEGP GP determines, with the advice of counsel, upon review of such certification or other information that a TEGP Shareholder does not meet the status set forth in the certification, TEGP will have the right to redeem all of the TEGP Class A Shares and/or TEGP Class B Shares held by such TEGP Shareholder (other than affiliates of TEGP GP) at the market price as of the date three days before the date the notice of redemption is mailed.

The purchase price will be paid in cash or by delivery of a promissory note, as determined by TEGP GP. Any such promissory note will bear interest at the rate of 5.0% annually and be payable in three equal annual installments of principal and accrued interest, commencing one year after the redemption date. Further, the TEGP Class A Shares and/or TEGP Class B Shares subject to redemption will not be entitled to any allocations of income or loss, distributions or voting rights while held by such TEGP Shareholders.

Indemnification

Under the TEGP Partnership Agreement, in most circumstances, TEGP will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

•	TEGP GP;

•	any departing general partner;

•	any person who is or was an affiliate of TEGP GP or any departing general partner;

•	any person who is or was a manager, managing member, general partner, director, officer, fiduciary or trustee of TEGP and its subsidiaries (other than TEP and its subsidiaries), TEGP GP or any departing general partner or any affiliate of TEGP and its subsidiaries (other than TEP and its subsidiaries), TEGP GP, or any departing general partner;

•	any person who is or was serving at the request of TEGP GP or any departing general partner or any affiliate of TEGP GP or any departing general partner as a manager, managing member, general partner, director, officer, fiduciary or trustee of another person owing a fiduciary duty to TEGP and its subsidiaries (other than TEP and its subsidiaries); or

•	any person designated as an “indemnitee” by TEGP GP.

Any indemnification under these provisions will only be out of TEGP’s assets. Unless it otherwise agrees, TEGP GP will not be personally liable for, or have any obligation to contribute or loan funds or assets to TEGP to enable it to effectuate indemnification. TEGP may purchase insurance against liabilities asserted against and expenses incurred by persons for TEGP’s activities, regardless of whether TEGP would have the power to indemnify the person against liabilities under the TEGP Partnership Agreement.

Reimbursement of Expenses

The omnibus agreement entered into among TEGP, TEGP GP, TE and Holdings requires TE to reimburse Tallgrass Management, and its affiliates for all direct and indirect expenses it makes (i) on TEGP’s behalf (ii) on behalf of TEGP GP, or (iii) for any other purposes related to TEGP’s business and activities or those of TEGP GP, including the costs of employee and director compensation and benefits as well as the cost of the provision of certain corporate, general and administrative services, in each case, to the extent properly allocable to TEGP. Any direct expenses associated with being a separate publicly traded entity will be borne by TE. Neither the TEGP Partnership Agreement nor TEGP’s omnibus agreement limit the amount of expenses for which TEGP GP, Tallgrass Management and their respective affiliates may be reimbursed by TE. All reimbursements to TEGP GP, Tallgrass Management and their respective affiliates by TE will proportionally reduce cash distributions by TE to its members, which in turn will reduce the amount of cash TEGP distributes to TEGP Shareholders.

Books and Reports

TEGP GP is required to keep appropriate books and records of TEGP’s business. The books and records will be maintained for both tax and financial reporting purposes on an accrual basis. For tax and fiscal reporting purposes, TEGP’s fiscal year ends on December 31 each year.

TEGP will furnish or make available to record TEGP Shareholders, within 115 days after the close of each fiscal year, an annual report containing audited financial statements and a report on those financial statements by TEGP’s independent public accountants. Except for TEGP’s fourth quarter, TEGP will also furnish or make available summary financial information within 60 days after the close of each quarter.

Right to Inspect TEGP’s Books and Records

The TEGP Partnership Agreement provides that a limited partner can, for a purpose reasonably related to his interest as a limited partner, upon reasonable written demand and at his own expense, have furnished to him:

•	a current list of the name and last known address of each partner; and

•	copies of the TEGP Partnership Agreement, TEGP’s certificate of limited partnership and related amendments.

Under the TEGP Partnership Agreement, however, TEGP’s limited partners and other persons who acquire interests in TEGP do not have rights to receive information from TEGP or any of the persons TEGP indemnifies as described under “—Indemnification” for the purpose of determining whether to pursue litigation or assist in pending litigation against TEGP or those indemnified persons relating to TEGP’s affairs, except pursuant to the applicable rules of discovery relating to the litigation commenced by the person seeking such information.

TEGP GP may, and intends to, keep confidential from TEGP’s limited partners trade secrets or other information the disclosure of which TEGP GP believes in good faith is not in the best interests of TEGP or its subsidiaries (excluding TE and its subsidiaries) or could damage TEGP or its subsidiaries (excluding TE and its subsidiaries) or which TEGP is required by applicable law or by agreements with third parties to keep confidential. The TEGP Partnership Agreement limits the rights to information that a limited partner would otherwise have under Delaware law.

TEGP’s Cash Distribution Policy

The TEGP Partnership Agreement requires that, within 55 days after the end of each calendar quarter, TEGP distribute its available cash to the holders of record of TEGP Class A Shares on the applicable record date.

“Available cash” is defined in the TEGP Partnership Agreement and generally means, with respect to any calendar quarter, all cash and cash equivalents on hand at the date of determination of available cash for the distribution in respect of such calendar quarter (including distributions received from the TEP Group in respect of such quarter), less the amount of cash reserves established by TEGP GP to:

•	comply with applicable law;

•	comply with any agreement binding upon TEGP or its subsidiaries (exclusive of TEP and its subsidiaries);

•	provide for future capital expenditures, debt service and other credit needs as well as any federal, state, provincial or other income tax that may affect TEGP in the future;

•	permit TEGP to pay a ratable amount to TE as necessary to permit TE to make capital contributions to TEP GP for it to maintain or attain up to a 2.0% general partner interest in TEP upon the issuance of additional partnership securities by TEP; or

•	otherwise provide for the proper conduct of TEGP’s business.

The holders of TEGP Class B Shares are not entitled to distributions.

TEGP’s Sources of Available Cash

TEGP’s cash-generating assets currently consist of (i) direct and indirect partnership interests in TEP, including common units, the IDRs and an approximate 1.13% general partner interest, which TEGP owns through TE, and (ii) an indirect 25.01% membership interest in Rockies Express. TEGP currently has no independent operations. Accordingly, TEGP’s financial performance and ability to pay cash distributions to TEGP Shareholders is heavily dependent upon the performance of TEP and the ability of TE to distribute cash it receives from TEP to TEGP.

The actual amount of cash that TEP, and correspondingly TE, will have available for distribution will primarily depend on the amount of cash TEP generates from its operations. For a description of factors that may impact TEGP’s results and TEP’s results, please read “Risk Factors—Risks Related to the Ownership of TEGP Class A Shares.” In addition, the actual amount of cash that TEP and TE will have available for distribution will depend on other factors, some of which are beyond TEP’s or TEGP’s control, including:

•	the level of revenue TEP and TE are able to generate from their respective businesses;

•	the level of capital expenditures TEP and TE make;

•	the level of TEP’s and TE’s operating, maintenance and general and administrative expenses or related obligations;

•	the cost of acquisitions, if any;

•	TEP’s and TE’s debt service requirements and other liabilities;

•	TEP’s and TE’s working capital needs;

•	restrictions on distributions contained in TEP’s or TE’s debt agreements and any future debt agreements;

•	TEP’s and TE’s ability to borrow under their respective revolving credit agreements to make distributions; and

•	the amount, if any, of cash reserves established by each of TEP GP and TEGP GP, in their sole discretion, for the proper conduct of TEP’s and TEGP’s business.

General Partner Interest

TEGP GP is not entitled to receive distributions on its general partner interest.

Distributions of Cash upon Liquidation

If TEGP dissolves in accordance with the TEGP Partnership Agreement, TEGP will sell or otherwise dispose of its assets in a process called a liquidation. TEP will first apply the proceeds of liquidation to the payment of its creditors. TEGP will distribute any remaining proceeds to the holders of TEGP Class A Shares in accordance with their respective pro-rata interests in TEGP Class A Shares.

DESCRIPTION OF TEGP CLASS A SHARES AND TEGP CLASS B SHARES

TEGP’s Share Structure

TEGP Class A Shares and TEGP Class B Shares represent limited partner interests in TEGP. The holders of TEGP’s shares, voting together as a single class, are entitled to exercise the rights or privileges available to limited partners under the TEGP Partnership Agreement, but only holders of TEGP Class A Shares are entitled to participate in TEGP’s distributions.

The TEGP Class A Shares are listed on the New York Stock Exchange under the symbol “TEGP.”

Exchange Right

The Exchange Right Holders and any permitted transferees of their TE Units will each have the right to exchange all or a portion of their TE Units for TEGP Class A Shares at an exchange ratio of one TEGP Class A Share for each TE Unit exchanged, which is referred to as the Exchange Right. The Exchange Right may be exercised only if, simultaneously therewith, an equal number of TEGP Class B Shares are transferred by the exercising party to TEGP. Upon such exchange, TEGP will cancel the TEGP Class B Shares received from the exercising party.

For purposes of any transfer or exchange of TE Units owned by the Exchange Right Holders and TEGP Class B Shares, the TE limited liability company agreement and TEGP Partnership Agreement contain provisions effectively linking each such TE Unit with one of TEGP Class B Shares. TEGP Class B Shares cannot be transferred without transferring an equal number of TE Units and vice versa.

The above mechanisms are subject to customary conversion rate adjustments for equity splits, equity dividends and reclassifications.

Transfer of TEGP Class A Shares and TEGP Class B Shares

By transfer of TEGP Class A Shares and TEGP Class B Shares in accordance with TEGP Partnership Agreement, each transferee of TEGP Class A Shares and TEGP Class B Shares will be admitted as a TEGP Shareholder with respect to the class of shares transferred when such transfer and admission is reflected in TEGP’s books and records. Additionally, each transferee of TEGP Class A Shares and TEGP Class B Shares:

•	represents that the transferee has the capacity, power and authority to enter into the TEGP Partnership Agreement;

•	automatically agrees to be bound by the terms and conditions of, and is deemed to have executed, the TEGP Partnership Agreement; and

•	gives the consents, acknowledgements and waivers contained in the TEGP Partnership Agreement.

A transferee will become a substituted limited partner for the transferred shares automatically upon the recording of the transfer on TEGP’s books and records. TEGP GP will cause any transfers to be recorded on TEGP’s books and records no less frequently than quarterly.

TEGP may, at its discretion, treat the nominee holder of a TEGP Class A Share or TEGP Class B Share as the absolute owner. In that case, the beneficial holder’s rights are limited solely to those that it has against the nominee holder as a result of any agreement between the beneficial owner and the nominee holder.

TEGP Class A Shares and TEGP Class B Shares are securities and are transferable according to the laws governing transfers of securities. In addition to other rights acquired upon transfer, the transferor gives the transferee the right to become a substituted limited partner in TEGP for the transferred shares.

Until a TEGP Class A Share or TEGP Class B Share has been transferred on TEGP’s books and records, TEGP and the transfer agent, notwithstanding any notice to the contrary, may treat the record holder of the share as the absolute owner for all purposes, except as otherwise required by law or stock exchange regulations.

For purposes of any transfer or exchange of TE Units and TEGP Class B Shares, the TE limited liability company agreement and the TEGP Partnership Agreement contain provisions linking each TE Unit with one TEGP Class B Share. Please read “—Exchange Right” above.

Transfer Agent and Registrar

Duties

American Stock Transfer & Trust Company, LLC serves as registrar and transfer agent for TEGP Class A Shares. TEGP will pay all fees charged by the transfer agent for transfers of its shares except the following that must be paid by shareholders:

•	surety bond premiums to replace lost or stolen certificates, taxes and other governmental charges;

•	special charges for services requested by a holder of a share; and

•	other similar fees or charges.

There will be no charge to holders of TEGP Class A Shares for disbursements of TEGP’s cash distributions. TE will indemnify the transfer agent and its directors, officers, employees, affiliates and agents against any actions, claims, losses, liability or reasonable expenses (including legal and other fees and expenses) incurred by or asserted against the indemnified person or entity arising out of or in connection with entering into the agreement with the transfer agent, the performance of the transfer agent’s duties thereunder or the enforcement of the indemnity under the agreement with the transfer agent, except for such losses, liabilities or expenses incurred as a result of the indemnified person’s or entity’s gross negligence, bad faith or willful misconduct.

Resignation or Removal

Under certain circumstances, the transfer agent may resign by notice to TEGP or be removed by TEGP. The transfer agent will assist with the transfer of records to the successor in a diligent and professional manner. If no successor has been appointed, TEGP GP may act as the transfer agent and registrar until a successor is appointed.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a discussion of certain material U.S. federal income tax consequences to U.S. holders (as defined below) of the Merger and of owning and disposing of TEGP Class A Shares received in the Merger. This discussion is based upon current provisions of the Code, existing and proposed Treasury regulations (the “Treasury Regulations”) promulgated under the Code and judicial authority and administrative interpretations, all as of the date of this document, and all of which are subject to change, possibly with retroactive effect, or are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. No ruling has been or is expected to be sought from the Internal Revenue Service (the “IRS”) with respect to any of the tax consequences discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders that hold their TEP Common Units, and will hold their TEGP Class A Shares received in the Merger, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or foreign jurisdiction, or under any tax treaty or U.S. federal laws other than those pertaining to income taxes. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

•	banks, insurance companies or other financial institutions;

•	tax-exempt or governmental organizations;

•	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) and other pass-through entities and holders of interests therein;

•	S corporations (or investors in S corporations);

•	regulated investment companies or mutual funds;

•	real estate investment trusts;

•	“controlled foreign corporations” or “passive foreign investment companies”;

•	dealers or brokers in stocks and securities, or currencies;

•	traders in securities that elect mark-to-market treatment;

•	TEP Unitholders that received such TEP Common Units through the exercise of employee options, pursuant to a retirement plan or otherwise as compensation;

•	persons holding TEP Common Units through individual retirement accounts or other tax-deferred accounts;

•	holders of options, or holders of restricted units or bonus units, granted under any TEP benefit plan;

•	persons whose functional currency is not the U.S. dollar;

•	TEP Unitholders that hold such TEP Common Units as part of a hedge, straddle, appreciated financial position, conversion or other “synthetic security” or integrated investment or risk reduction transaction; or

•	former U.S. citizens or long-term residents of the United States.

If a partnership, or any entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds TEP Common Units, the U.S. federal income tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. A partner in a partnership holding TEP Common Units should consult its own tax advisor about the U.S. federal income tax consequences of the Merger and of owning and disposing of TEGP Class A Shares received in the Merger.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of TEP Common Units or TEGP Class A Shares that is for U.S. federal income tax purposes:

•	an individual who is a U.S. citizen or U.S. resident alien;

•	a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•	a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a United States person.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND IS NOT A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER OR THE RECEIPT, OWNERSHIP AND DISPOSITION OF TEGP CLASS A SHARES RECEIVED IN THE MERGER. EACH HOLDER OF TEP COMMON UNITS IS STRONGLY URGED TO CONSULT WITH AND RELY UPON ITS OWN TAX ADVISOR AS TO THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES AND THE CONSEQUENCES UNDER ANY TAX TREATY TO SUCH HOLDER OF THE MERGER AND THE RECEIPT, OWNERSHIP AND DISPOSITION OF TEGP CLASS A SHARES RECEIVED IN THE MERGER, TAKING INTO ACCOUNT ITS OWN PARTICULAR CIRCUMSTANCES.

Tax Consequences of the Merger to U.S. Holders

Tax Characterization of the Merger

The receipt of TEGP Class A Shares in exchange for TEP Common Units pursuant to the Merger will be a taxable transaction to U.S. holders for U.S. federal income tax purposes. In general, the Merger will be treated as a taxable sale of a U.S. holder’s TEP Common Units in exchange for the TEGP Class A Shares received in the Merger.

Amount and Character of Gain or Loss Recognized

A U.S. holder who receives TEGP Class A Shares in exchange for TEP Common Units pursuant to the Merger will recognize gain or loss in an amount equal to the difference between (i) the sum of (A) the fair market value of the TEGP Class A Shares received and (B) such U.S. holder’s share of TEP’s nonrecourse liabilities immediately prior to the Merger, and (ii) such U.S. holder’s adjusted tax basis in the TEP Common Units exchanged therefor (which includes such U.S. holder’s share of TEP’s nonrecourse liabilities immediately prior to the Merger).

A U.S. holder’s initial tax basis in TEP Common Units purchased with cash equaled, at the time of such purchase, the amount such holder paid for the TEP Common Units plus the U.S. holder’s share of TEP’s nonrecourse liabilities. Over time that basis would have (i) increased by the U.S. holder’s share of TEP’s income and by any increases in the U.S. holder’s share of TEP’s nonrecourse liabilities, and (ii) decreased, but not below zero, by distributions from TEP, by the U.S. holder’s share of TEP’s losses, by any decreases in the U.S. holder’s share of TEP’s nonrecourse liabilities and by the U.S. holder’s share of TEP’s expenditures that are not deductible in computing taxable income and are not required to be capitalized.

Except as noted below, gain or loss recognized by a U.S. holder on the exchange of TEP Common Units in the Merger will generally be taxable as capital gain or loss. However, a portion of this gain or loss, which could be substantial, will be separately computed and taxed as ordinary income or loss under Section 751 of the Code to the extent attributable to “unrealized receivables,” including depreciation recapture, or to “inventory items” owned by TEP and its subsidiaries. Under Section 199A of the Code, subject to certain limitations and restrictions, an individual unitholder is entitled to a deduction equal to 20% of any such ordinary income to the extent attributable to unrealized receivables or inventory items. Ordinary income attributable to unrealized receivables and inventory items may exceed net taxable gain realized upon the exchange of a TEP Common Unit pursuant to the Merger and may be recognized even if there is a net taxable loss realized on the exchange of such U.S. holder’s TEP Common Units pursuant to the Merger. Consequently, a U.S. holder may recognize both ordinary income and capital loss upon the exchange of TEP Common Units in the Merger.

Capital gain or loss recognized by a U.S. holder will generally be long-term capital gain or loss if the U.S. holder has held its TEP Common Units for more than one year as of the Effective Time of the Merger. If the U.S. holder is an individual, such long-term capital gain will generally be eligible for reduced rates of taxation. Capital losses recognized by a U.S. holder may offset capital gains and, in the case of individuals, no more than $3,000 of ordinary income. Capital losses recognized by U.S. holders that are corporations only may be used to offset capital gains.

The amount of gain or loss recognized by each U.S. holder in the Merger will vary depending on such U.S. holder’s particular situation, including the fair market value of the TEGP Class A Shares received by such U.S. holder in the Merger, the adjusted tax basis of the TEP Common Units exchanged by such U.S. holder in the Merger, and the amount of any suspended passive losses that may be available to such U.S. holder to offset a portion of the gain recognized by such U.S. holder. Passive losses that were not deductible by a U.S. holder in prior taxable periods because they exceeded such U.S. holder’s share of TEP’s income may be deducted in full upon the U.S. holder’s taxable disposition of its entire investment in TEP pursuant to the Merger. Each U.S. holder is strongly urged to consult its own tax advisor with respect to the unitholder’s specific tax consequences of the Merger, taking into account its own particular circumstances.

TEP Items of Income, Gain, Loss and Deduction for the Taxable Period Ending on the Date of the Merger

A U.S. holder of TEP Common Units will be allocated its share of TEP’s items of income, gain, loss and deduction for the taxable period of TEP ending on the date of the Merger. These allocations will be made in accordance with the terms of the TEP Partnership Agreement. A U.S. holder will be subject to U.S. federal income taxes on any such allocated income and gain even if such U.S. holder does not receive a cash distribution from TEP attributable to such allocated income and gain. Any such income and gain allocated to a U.S. holder will increase the U.S. holder’s tax basis in the TEP Common Units held and, therefore, will reduce the gain, or increase the loss, recognized by such U.S. holder resulting from the Merger. Any losses or deductions allocated to a U.S. holder will decrease the U.S. holder’s tax basis in the TEP Common Units held and, therefore, will increase the gain, or reduce the loss, recognized by such U.S. holder resulting from the Merger.

Tax Basis and Holding Period in TEGP Class A Shares Received in the Merger

A U.S. holder’s initial tax basis in the TEGP Class A Shares received in the Merger will equal the fair market value of such shares. A U.S. holder’s holding period in the TEGP Class A Shares received in the Merger will begin on the day after the date of the Merger.

Tax Consequences to U.S. Holders of Owning and Disposing of TEGP Class A Shares Received in the Merger

Corporate Status

Although TEGP is a Delaware limited partnership, it has elected to be treated as a corporation for U.S. federal income tax purposes. Thus, TEGP is obligated to pay U.S. federal income tax on its net taxable income, and distributions on TEGP Class A Shares are treated as distributions on corporate stock for U.S. federal income tax purposes. Currently, the corporate U.S. federal income tax rate is 21%. In addition, no Schedule K-1s are issued with respect to TEGP Class A Shares, but instead U.S. holders of TEGP Class A Shares received in the Merger will receive a Form 1099 with respect to distributions received on such TEGP Class A Shares.

Distributions on TEGP Class A Shares

For U.S. federal income tax purposes, distributions by TEGP to a U.S. holder with respect to TEGP Class A Shares received in the Merger will generally be included in the U.S. holder’s income as ordinary dividend income to the extent of TEGP’s current or accumulated “earnings and profits,” as determined under U.S. federal income tax principles. A portion of the distributions to TEGP Shareholders by TEGP after the Merger may exceed TEGP’s current and accumulated earnings and profits. Distributions in excess of TEGP’s current and accumulated earnings and profits will be treated as a non-taxable return of capital, reducing a U.S. holder’s adjusted tax basis in such U.S. holder’s TEGP Class A Shares and, to the extent the distribution exceeds such U.S. holder’s adjusted tax basis, as capital gain from the sale or exchange of such TEGP Class A Shares. Such gain will be long-term capital gain provided that the U.S. holder has held such TEGP Class A Shares for more than one year as of the time of the distribution, and generally will be eligible for reduced rates of taxation for non-corporate U.S. holders. Subject to the discussion below under “–3.8% Tax on Unearned Income,” non-corporate U.S. holders that receive distributions on TEGP Class A Shares that are treated as dividends for U.S. federal income tax purposes generally would be subject to U.S. federal income tax at a maximum tax rate of 20% on such dividends provided certain holding period requirements are met. Corporate U.S. holders that receive a distribution treated as a dividend for U.S. federal income tax purposes may be eligible for the corporate dividends received deduction (subject to certain limitations, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the TEGP Class A Shares on which the dividends were paid, which holding period may be reduced if the corporate U.S. holder engages in risk reduction transactions with respect to its TEGP Class A Shares).

You are urged to consult your own tax advisor as to the tax consequences of receiving distributions on TEGP Class A Shares that do not qualify as dividends for U.S. federal income tax purposes, including, in the case of corporate holders, the inability to claim the corporate dividends received deduction with respect to such distributions.

Sale, Exchange, Certain Redemptions or Other Taxable Dispositions of TEGP Class A Shares

Upon the sale, exchange, certain redemptions or other taxable dispositions of TEGP Class A Shares received in the Merger, a U.S. holder will generally recognize capital gain or loss equal to the difference, if any, between (i) the amount of cash and the fair market value of any other property received upon such taxable disposition of TEGP Class A Shares and (ii) the U.S. holder’s adjusted tax basis in such TEGP Class A Shares. Such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the TEGP Class A Shares disposed of is more than one year at the time of such taxable disposition. Long-term capital gains of non-corporate taxpayers are generally taxed at reduced rates. The deductibility of net capital losses is subject to limitations.

Information Reporting and Backup Withholding

Information returns may be required to be filed with the IRS in connection with the Merger and generally will be filed in connection with distributions made with respect to, or dispositions of, TEGP Class A Shares received in the Merger. A U.S. holder may be subject to U.S. backup withholding on payments of TEGP Class A Shares made pursuant to the Merger or on distributions made with respect to, or on payments made pursuant to dispositions of, TEGP Class A Shares received in the Merger unless such U.S. holder furnishes the applicable withholding agent with a taxpayer identification number, certified under penalties of perjury, and certain other information, or otherwise establishes, in the manner prescribed by law, an exemption from backup withholding. Penalties apply for failure to furnish correct information and for failure to include reportable payments in income. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS. U.S. holders are urged to consult their own tax advisors regarding the application of the backup withholding rules to their particular circumstances and the availability of, and procedure for, obtaining an exemption from backup withholding.

Additional Withholding Requirements under Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the Code, and the Treasury regulations and administrative guidance issued thereunder (“FATCA”) imposes a 30% withholding tax on certain payments on TEGP Class A Shares and on gross proceeds from a disposition of TEGP Class A Shares in each case if not treated as effectively connected with a U.S. trade or business and paid to a foreign financial institution or a non-financial foreign entity (including, in some cases, when such foreign financial institution or entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any substantial U.S. owners or provides the withholding agent with a certification identifying the direct and indirect substantial U.S. owners of the entity, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. Under certain circumstances, a U.S. holder might be eligible for refunds or credits of such taxes. An intergovernmental agreement between the United States and an applicable foreign country or future Treasury Regulations may modify these requirements.

Payments subject to withholding tax under FATCA generally include non-effectively connected dividends paid on TEGP Class A Shares and non-effectively connected gross proceeds from sales or other dispositions occurring after December 31, 2018, of such TEGP Class A Shares. You are urged to consult your own tax advisors regarding the possible implications of FATCA.

3.8% Tax on Unearned Income

Certain U.S. holders that are individuals, trusts or estates are subject to an additional 3.8% Medicare tax on unearned income, which generally includes dividends received and gain recognized with respect to TEGP Class A Shares received in the Merger. For U.S. holders, the additional Medicare tax applies to the lesser of (i) “net investment income,” or (ii) the excess of “modified adjusted gross income” over $200,000 ($250,000 if married and filing jointly or $125,000 if married and filing separately). “Net investment income” generally equals a U.S. holder’s gross investment income reduced by the deductions that are allocable to such income (without taking into account the 20% deduction under Section 199A discussed above). Investment income generally includes passive income such as interest, dividends, annuities, royalties, rents and capital gains. You are urged to consult your own tax advisors regarding the application of this additional Medicare tax to your particular circumstances.

EXPERTS

The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) of Tallgrass Energy GP, LP incorporated in this proxy statement/prospectus by reference to Tallgrass Energy GP, LP’s Annual Report on Form 10-K for the year ended December 31, 2017 have been so incorporated in reliance on the report (which contains an explanatory paragraph due to the exclusion of certain elements of the internal control over financial reporting of Terminals, the Douglas Gathering System, and Deeprock Development which were acquired by the registrant during 2017) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) of Tallgrass Energy Partners, LP incorporated in this proxy statement/prospectus by reference to Tallgrass Energy Partners, LP’s Annual Report on Form 10-K for the year ended December 31, 2017 have been so incorporated in reliance on the report (which contains an explanatory paragraph due to the exclusion of certain elements of the internal control over financial reporting of Terminals, the Douglas Gathering System, and Deeprock Development which were acquired by Tallgrass Energy Partners, LP during 2017) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements incorporated in this proxy statement/prospectus by reference to the audited historical financial statements of Rockies Express Pipeline LLC included in Tallgrass Energy GP, LP and Tallgrass Energy Partners, LP’s Annual Reports on Form 10-K dated February 13, 2018 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

The validity of the TEGP Class A Shares to be issued in the Merger will be passed upon for TEGP by Baker Botts L.L.P., Austin, Texas. Baker Botts L.L.P. has provided legal services to TEP in the past regarding matters unrelated to the Merger.

WHERE YOU CAN FIND MORE INFORMATION

TEGP and TEP file annual, quarterly and other reports and other information with the SEC. You may read and copy any document TEGP or TEP files at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-732-0330 for further information on the operation of the SEC’s public reference room. TEGP and TEP’s SEC filings are available on the SEC’s website at http://www.sec.gov.

TEGP has filed a registration statement on Form S-4 with the SEC under the Securities Act to register the TEGP Class A Shares to be issued in the Merger. This proxy statement/prospectus constitutes the prospectus of TEGP filed as part of the registration statement. This proxy statement/prospectus does not contain all of the information that TEGP Shareholders and TEP Unitholders can find in the registration statement or the exhibits to the registration statement because certain parts of the registration statement are omitted in accordance with the rules and regulations of the SEC. The registration statement and its exhibits contain important information about TEGP and TEP and their respective businesses, financial conditions and results of operations and are available for inspection and copying as indicated above.

The SEC allows TEGP and TEP to “incorporate by reference” the information that TEGP and TEP have filed with the SEC into this proxy statement/prospectus. This means that TEGP and TEP can disclose important information to you without actually including the specific information in this proxy statement/prospectus by referring you to other documents filed separately with the SEC. These other documents contain important information about TEGP and TEP and the financial condition and results of operations of each of TEGP and TEP. The information incorporated by reference is an important part of this proxy statement/prospectus. Any information that TEGP and TEP file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the filing of the registration statement of which this proxy statement/prospectus forms a part and up until the date of the TEP Unitholder Meeting will be deemed to be incorporated by reference into this proxy statement/prospectus and will automatically update and may replace information in this proxy statement/prospectus and information previously filed with the SEC. Therefore, before you vote to approve the Merger Proposal, you should always check for reports TEGP and TEP may have filed with the SEC after the date of this proxy statement/prospectus.

This proxy statement/prospectus incorporates by reference the documents listed below that TEGP and TEP have previously filed with the SEC, excluding any information in any Current Report on Form 8-K furnished pursuant to Item 2.02 or 7.01 (unless otherwise indicated), which is not deemed filed under the Exchange Act.

TEGP’s Filings

•	Annual Report on Form 10-K for the year ended December 31, 2017;

•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2018;

•	Current Reports on Form 8-K or Form 8-K/A as filed with the SEC on February 7, 2018, March 22, 2018 and March 27, 2018; and

•	The description of the TEGP Class A Shares in TEGP’s registration statement on Form 8-A filed pursuant to the Exchange Act on April 29, 2015.

You may request a copy of these filings at no cost, by writing or telephoning TEGP at the following address:

Tallgrass Energy GP, LP

4200 W. 115th Street, Suite 350

Leawood, Kansas 66211

Attention: Investor Relations

Telephone: (913) 928-6060

TEGP also makes available free of charge on its internet website at www.tallgrassenergy.com its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and any amendments to those reports, as soon as practicable after it electronically files such material with, or furnishes it to, the SEC. Information contained on TEGP’s website is not part of this proxy statement/prospectus.

TEP’s Filings

•	Annual Report on Form 10-K for the year ended December 31, 2017;

•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2018;

•	Current Report on Form 8-K as filed with the SEC on March 27, 2018; and

•	The description of the TEP Common Units in TEP’s registration statement on Form 8-A filed pursuant to the Exchange Act on May 8, 2013.

You may request a copy of these filings at no cost, by writing or telephoning TEP at the following address:

Tallgrass Energy Partners, LP

4200 W. 115th Street, Suite 350

Leawood, Kansas 66211

Attention: Investor Relations

Telephone: (913) 928-6060

TEP also makes available free of charge on its internet website at www.tallgrassenergy.com its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and any amendments to those reports, as soon as practicable after it electronically files such material with, or furnishes it to, the SEC. Information contained on TEP’s website is not part of this proxy statement/prospectus.

UNAUDITED TALLGRASS ENERGY GP, LP

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

References to “we”, “us” or “our,” and “TEGP” refer to Tallgrass Energy GP, LP and its consolidated subsidiaries. Pursuant to the Merger Agreement, as described further on page 72, TEGP will acquire all of the outstanding common units representing limited partner interests (“TEP Common Units”) in Tallgrass Energy Partners, LP (“TEP”) that TEGP and its subsidiaries do not already own (referred to in these pro forma financial statements as “the TEP Public Units”). At the effective time of the Merger, each TEP Public Unit will be converted into the right to receive 2.0 TEGP Class A shares. The Merger is referred to in these pro forma financial statements as “the TEP Merger.”

On February 7, 2018, Tallgrass Development, LP, a Delaware limited partnership (“Tallgrass Development”), merged into Tallgrass Development Holdings, LLC, a wholly owned subsidiary of Tallgrass Equity, LLC, a Delaware limited liability company (“Tallgrass Equity”). As a result of the merger, Tallgrass Equity, a consolidated subsidiary of TEGP, acquired a 25.01% membership interest (the “Subject Interest”) in Rockies Express Pipeline LLC, a Delaware limited liability company (“Rockies Express”), and an additional 5,619,218 common units representing limited partner interests of TEP. In exchange, TEGP and Tallgrass Equity issued 27,554,785 unregistered TEGP Class B shares and Tallgrass Equity units (valued at approximately $644.8 million based on the closing price of TEGP Class A shares on February 6, 2018), respectively. Together these transactions are referred to as the “Tallgrass Development Merger.”

The transfer of the Rockies Express membership interest between Tallgrass Development and TEGP represents a transaction between entities under common control. TEGP Management, LLC, a Delaware limited liability company (“TEGP Management”), is our general partner. Tallgrass Energy Holdings, LLC, is the sole member of TEGP Management and was the general partner of Tallgrass Development prior to the Tallgrass Development Merger. As the Tallgrass Development Merger represents a transaction between entities under common control, the historic cost basis of the 25.01% membership interest acquired and the TEP common units acquired are carried forward.

Because TEGP controls TEP both before and after the TEP Merger and related transactions, the changes in TEGP’s ownership interest in TEP will be accounted for as an equity transaction and no gain or loss will be recognized in TEGP’s consolidated statements of operations resulting from the TEP Merger. Since the TEGP historical financial information includes the accounts of TEP, the historical financial information of TEP has not been shown separately.

The unaudited pro forma condensed combined financial statements present the impact on our financial position and results of operations of the Tallgrass Development Merger and the TEP Merger. The unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2018 have been prepared based on certain pro forma adjustments to our condensed consolidated financial statements set forth in TEGP’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018 filed on May 3, 2018 with the Securities and Exchange Commission. The unaudited pro forma condensed combined financial statements for the year ended December 31, 2017 have been prepared based on certain pro forma adjustments to our audited financial statements set forth in TEGP’s Annual Report on Form 10-K for the year ended December 31, 2017 filed on February 13, 2018 with the Securities and Exchange Commission. The unaudited pro forma condensed combined financial statements are qualified in their entirety by reference to such historical consolidated financial statements and related notes contained therein. The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

The unaudited pro forma condensed combined balance sheet as of March 31, 2018 has been prepared as if the TEP Merger had occurred on that date. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2018 and the year ended December 31, 2017 have been prepared as if the transactions occurred on January 1, 2017. The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual results may differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the transaction and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements may not be indicative of the results that would have actually occurred if the transactions had taken place during the periods presented.

TALLGRASS ENERGY GP, LP

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2018

	TEGP	Pro Forma Adjustments - TEP Merger		TEGP Pro Forma
	(in thousands)
ASSETS
Current assets	$184,423	$(4,961	)(d)	$179,462
Property, plant and equipment, net	2,498,715	—		2,498,715
Unconsolidated investments	1,446,039	—		1,446,039
Deferred tax asset	306,304	—		306,304
Deferred charges and other assets	558,179	—		558,179

Total Assets	$4,993,660	$(4,961)		$4,988,699

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	291,935	—		291,935
Long-term debt	2,426,014	—		2,426,014
Other long-term liabilities and deferred credits	19,628	—		19,628

Total liabilities	2,737,577	—		2,737,577

Commitments and Contingencies

Equity:
Class A shareholders	15,615	1,357,024	(e)	1,367,678
		(4,961	)(d)
Class B shareholders	—	—		—
Total Partners’ Equity	15,615	1,352,063		1,367,678

Noncontrolling interests	2,240,468	(1,357,024	)(e)	883,444

Total Equity	2,256,083	(4,961)		2,251,122

Total Liabilities and Equity	$4,993,660	$(4,961)		$4,988,699

TALLGRASS ENERGY GP, LP

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2018

	TEGP	Pro Forma Adjustments - Tallgrass Development Merger		Pro Forma Adjustments - TEP Merger		TEGP Pro Forma
	(in thousands, except per share amounts)
Revenues:
Crude oil transportation services	$84,738	$—		$—		$84,738
Natural gas transportation services	32,196	—		—		32,196
Sales of natural gas, NGLs, and crude oil	38,145	—		—		38,145
Processing and other revenues	24,015	—		—		24,015

Total Revenues	179,094	—		—		179,094

Operating Costs and Expenses:
Cost of sales	26,351	—		—		26,351
Cost of transportation services	10,420	—		—		10,420
Operations and maintenance	16,399	—		—		16,399
Depreciation and amortization	26,123	—		—		26,123
General and administrative	18,426	—		—		18,426
Taxes, other than income taxes	8,879	—		—		8,879
Gain on disposal of assets	(9,417)	—		—		(9,417)

Total Operating Costs and Expenses	97,181	—		—		97,181

Operating Income	81,913	—		—		81,913

Other Income (Expense):
Interest expense, net	(29,761)	—		—		(29,761)
Equity in earnings of unconsolidated investments	68,402	8,705	(a)	—		77,107
Other income, net	451	—		—		451

Total Other Income, net	39,092	8,705		—		47,797

Net income before tax	121,005	8,705		—		129,710
Deferred income tax expense	(6,692)	(772	)(b)	(10,718	)(f)	(18,182)

Net Income	114,313	7,933		(10,718)		111,528
Net income attributable to noncontrolling interests	(97,578)	(5,573	)(c)	43,480	(g)	(59,671)

Net income attributable to TEGP	$16,735	$2,360		$32,762		$51,857

Basic net income per TEGP Class A share	$0.29					$0.34

Diluted net income per TEGP Class A share	$0.29					$0.34

Basic average number of TEGP Class A shares outstanding	58,085	—		95,161	(e)	153,246

Diluted average number of TEGP Class A shares outstanding	58,210	—		95,161	(e)	153,371

TALLGRASS ENERGY GP, LP

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2017

	TEGP	Pro Forma Adjustments— Tallgrass Development Merger		Pro Forma Adjustments— TEP Merger		TEGP Pro Forma
	(in thousands, except per share amounts)
Revenues:
Crude oil transportation services	$345,733	$—		$—		$345,733
Natural gas transportation services	122,364	—		—		122,364
Sales of natural gas, NGLs, and crude oil	108,503	—		—		108,503
Processing and other revenues	79,298	—		—		79,298

Total Revenues	655,898	—		—		655,898

Operating Costs and Expenses:
Cost of sales	91,213	—		—		91,213
Cost of transportation services	46,200	—		—		46,200
Operations and maintenance	61,470	—		—		61,470
Depreciation and amortization	90,800	—		—		90,800
General and administrative	65,536	—		—		65,536
Taxes, other than income taxes	28,832	—		—		28,832

Total Operating Costs and Expenses	384,051	—		—		384,051

Operating Income	271,847	—		—		271,847

Other Income (Expense):
Interest expense, net	(89,348)	—		—		(89,348)
Equity in earnings of unconsolidated investments	237,110	126,966	(a)	—		364,076
Other income, net	12,834	—		—		12,834

Total Other Income, net	160,596	126,966		—		287,562

Net income before tax	432,443	126,966		—		559,409
Deferred income tax expense	(208,458)	(13,678	)(b)	(72,481	)(f)	(294,617)

Net Income	223,985	113,288		(72,481)		264,792
Net income attributable to noncontrolling interests	(352,714)	(90,972	)(c)	190,740	(g)	(252,946)

Net (loss) income attributable to TEGP	$(128,729)	$22,316		$118,259		$11,846

Basic net (loss) income per TEGP Class A share	$(2.22)					$0.08

Diluted net (loss) income per TEGP Class A share	$(2.22)					$0.08

Basic average number of TEGP Class A shares outstanding	58,076	—		95,161	(e)	153,237

Diluted average number of TEGP Class A shares outstanding	58,076	—		95,161	(e)	153,237

TALLGRASS ENERGY GP, LP

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The unaudited pro forma condensed combined financial statements present the impact on our financial position and results of operations of the Tallgrass Development Merger, including TEGP’s acquisition of a 25.01% membership interest in Rockies Express and an additional 5,619,218 TEP Common Units, and the TEP Merger, including the acquisition and conversion of the TEP Public Units to TEGP Class A shares. The transfer of the Rockies Express membership interest and TEP common units between Tallgrass Development and TEGP in the Tallgrass Development Merger represent transactions between entities under common control.

The unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2018 have been prepared based on certain pro forma adjustments to our condensed consolidated financial statements set forth in TEGP’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018 filed on May 3, 2018 with the Securities and Exchange Commission. The unaudited pro forma condensed combined financial statements for the year ended December 31, 2017 have been prepared based on certain pro forma adjustments to our audited financial statements set forth in TEGP’s Annual Report on Form 10-K for the year ended December 31, 2017 filed on February 13, 2018 with the Securities and Exchange Commission. The unaudited pro forma condensed combined balance sheet as of March 31, 2018 has been prepared as if the TEP Merger had occurred on that date. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2018 and the year ended December 31, 2017 have been prepared as if the Tallgrass Development Merger and the TEP Merger occurred on January 1, 2017. As the Tallgrass Development Merger represents a transaction between entities under common control, the historic cost basis of the Rockies Express membership interest and TEP common units acquired are carried forward.

The unaudited pro forma condensed combined financial statements are qualified in their entirety by reference to such historical consolidated financial statements and related notes contained therein. The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual results may differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the acquisition and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements may not be indicative of the results that would have actually occurred if the transactions had taken place during the periods presented.

Note 2. Pro Forma Adjustments and Assumptions

Pro Forma Adjustments—Tallgrass Development Merger

(a)	Reflects the equity in earnings of Rockies Express associated with the acquisition of a 25.01% membership interest in Rockies Express, accounted for under the equity method of accounting. Assumed equity in earnings includes amortization of a basis difference driven by the difference between the fair value of the investment and the book value of the underlying assets and liabilities on November 13, 2012, the date of acquisition by Tallgrass Development. As a result of the common control nature of the transaction, the carrying value of the investment, including the basis difference, was carried forward at its historical basis.

(b)	Reflects the estimated impact of the pro forma adjustments on deferred tax expense based on our statutory income tax rate of 24.65% and 38.00% for the three months ended March 31, 2018 and the year ended December 31, 2017, respectively.

(c)	Reflects the impact to noncontrolling interest of the Tallgrass Development Merger, including the acquisition of an additional 5,619,218 TEP common units.

Pro Forma Adjustments—TEP Merger

(d)	Reflects remaining estimated transaction costs of $5.0 million directly attributable to the TEP Merger. The transaction costs include fees related to financial advisory, legal services and other professional fees to be paid in 2018. As the TEP Merger involves the acquisition of noncontrolling interests accounted for as an equity transaction, these costs will be recognized as an adjustment to partners’ equity during the periods in which services are rendered.

(e)	Reflects the acquisition and conversion of the 47,580,535 TEP Public Units to 2.0 TEGP Class A shares per TEP Public Unit, or 95,161,070 TEGP Class A shares, and related reallocation of noncontrolling interests previously reported by TEGP to partners’ equity.

(f)	Reflects the estimated impact of the pro forma adjustments on deferred tax expense based on our statutory income tax rate of 24.65% and 38.00% for the three months ended March 31, 2018 and the year ended December 31, 2017, respectively.

(g)	Reallocates net income previously allocated to noncontrolling interests related to the TEP Public Units to net income attributable to TEGP.

Note 3. Pro Forma Net Income or Loss Per TEGP Class A Share

Basic net income per TEGP Class A share is determined by dividing net income attributable to TEGP by the weighted average number of outstanding TEGP Class A shares during the period. TEGP Class B shares do not share in the earnings of TEGP. Accordingly, basic and diluted net income per TEGP Class B share has not been presented.

Diluted net income per TEGP Class A share is determined by dividing net income attributable to TEGP by the weighted average number of outstanding diluted Class A shares during the period. For purposes of calculating diluted net income per TEGP Class A share, we considered the impact of possible future exercises of the Exchange Right by the Exchange Right Holders on both net income attributable to TEGP and the diluted weighted average number of TEGP Class A shares outstanding. Pursuant to the TEGP partnership agreement and the Tallgrass Equity limited liability company agreement, our capital structure and the capital structure of Tallgrass Equity will generally replicate one another in order to maintain the one-for-one exchange ratio between the Tallgrass Equity units and TEGP Class B shares, on the one hand, and TEGP Class A shares, on the other hand. As a result, the potential exchange of any TEGP Class B shares does not have a dilutive effect on basic net income per TEGP Class A share. The potential issuance of TEGP EPSs would not have had a dilutive effect on the basic net income per TEGP Class A share for the year ended December 31, 2017.

Annex A

Execution Version

AGREEMENT AND PLAN OF MERGER

by and among

TALLGRASS ENERGY GP, LP,

TALLGRASS EQUITY, LLC,

RAZOR MERGER SUB, LLC,

TALLGRASS ENERGY PARTNERS, LP

and

TALLGRASS MLP GP, LLC

Dated as of March 26, 2018

A-i

A-ii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of March 26, 2018 (the “Execution Date”) (this “Agreement”), is entered into by and among Tallgrass Energy GP, LP, a Delaware limited partnership (“TEGP”), Tallgrass Equity, LLC, a Delaware limited liability company (“TE”), Razor Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Merger Sub”), Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Partnership”), and Tallgrass MLP GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”). TEGP, TE, Merger Sub, the Partnership and the General Partner are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, TEGP and the Partnership desire to combine their businesses on the terms and conditions set forth in this Agreement;

WHEREAS, the Partnership Conflicts Committee (as defined herein) has previously (a) determined that this Agreement and the transactions contemplated hereby, including the Merger (as defined herein) (such transactions, collectively, the “Transactions”), are in the best interests of the Partnership, including its Subsidiaries and the holders of Partnership Common Units other than the General Partner and its Affiliates (the “Unaffiliated Unitholders”), (b) approved this Agreement and the Transactions (which approval constituted “Special Approval” pursuant to the TEP Partnership Agreement (as defined herein)), (c) recommended that the Board of Directors of the General Partner (the “General Partner Board”) approve this Agreement and the Transactions and (d) determined to recommend that the holders of Partnership Common Units approve this Agreement and the Transactions;

WHEREAS, upon the receipt of the recommendation of the Partnership Conflicts Committee, at a meeting duly called and held, the General Partner Board (a) determined that this Agreement and the Transactions are in the best interests of the Partnership, including its Subsidiaries and the holders of Partnership Common Units, (b) approved this Agreement and the Transactions, (c) directed that this Agreement and the Transactions be submitted to a vote of the holders of Partnership Common Units at a meeting in accordance with the TEP Partnership Agreement (as defined herein), and (d) determined to recommend that the holders of Partnership Common Units approve this Agreement and the Transactions;

WHEREAS, the Board of Directors (the “TEGP Management Board”) of TEGP Management, LLC, a Delaware limited liability company and the general partner of TEGP (“TEGP Management”), has previously (a) determined that this Agreement and the Transactions are in the best interests of TEGP and its limited partners, and (b) approved this Agreement and the Transactions, including the issuance of the New TEGP Class A Shares (as defined herein) in connection with the Merger;

WHEREAS, TEGP, in its capacity as the managing member of TE, on behalf of TE, for itself and in its capacity as the sole member of the General Partner, for itself and in its capacity as the general partner of the Partnership, in its capacity as the sole member of Merger Sub, has approved this Agreement and the Transactions; and

WHEREAS, the Partnership has required, as a condition to its willingness to enter into this Agreement, that TE, simultaneously herewith, enter into a Support Agreement, dated as of the Execution Date (the “Support Agreement”), pursuant to which, among other things, TE agrees, in its capacity as a holder of Partnership Common Units, to vote in favor of this Agreement and the Transactions on the terms and subject to the conditions provided for in the Support Agreement.

AGREEMENT

In consideration of the premises and the respective representations, warranties, covenants, agreements and conditions contained herein, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.

The respective terms defined in this Section 1.1 shall, when used in this Agreement, have the respective meanings specified herein, with each such definition equally applicable to both singular and plural forms of the terms so defined:

“Acquisition Proposal” shall mean any inquiry, proposal or offer from any Person or “group” (as defined in Section 13(d) of the Exchange Act), other than TEGP, TEGP Management, TE or Merger Sub, relating to any (a) direct or indirect acquisition (whether in a single transaction or a series of related transactions, and whether through a tender offer, exchange offer, merger, consolidation, unit exchange, share exchange, business combination, recapitalization, liquidation, dissolution or other transaction), outside of the ordinary course of business, of (i) assets of the Partnership Group equal to 20% or more of the Total Assets of the Partnership Group as of December 31, 2017 or (ii) assets representing 20% or more of the Adjusted EBITDA of the Partnership Group for the year ended December 31, 2017, in each case as reported in the Partnership 10-K, or (b) direct or indirect acquisition (whether in a single transaction or a series of related transactions, and whether through a tender offer, exchange offer, merger, consolidation, unit exchange, share exchange, business combination, recapitalization, liquidation, dissolution or other transaction) of beneficial ownership (within the meaning of Section 13(d) of the Exchange Act) of 20% or more of any class of Equity Interests of the Partnership; provided, however, that an inquiry, proposal or offer involving the direct or indirect acquisition of beneficial ownership of (x) Equity Interests of TEGP not involving the direct acquisition of Equity Interests of the Partnership or (y) Equity Interests of the Partnership held by TE shall not constitute an “Acquisition Proposal.”

“Action” shall mean any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, whether civil, criminal, administrative, regulatory or otherwise, and whether at law or in equity, including, for the avoidance of doubt, in connection with (a) the Merger and the Transactions and (b) actions to enforce the indemnification provisions of this Agreement or any other indemnification advancement right of any Partnership Indemnified Party.

“Affiliate” shall have the meaning set forth in Rule 405 of the Securities Act, unless otherwise expressly stated herein; provided, however, that prior to the Closing, (a) with respect to each member of the TEGP Group, the term “Affiliate” shall exclude each member of the Partnership Group, and (b) with respect to each member of the Partnership Group, the term “Affiliate” shall exclude Holdings, TEGP Management and each member of the TEGP Group.

“Applicable Law” shall mean, with respect to any Person, any Law applicable to such Person.

“Bona Fide Acquisition Proposal” shall mean an unsolicited, written, bona fide Acquisition Proposal that was not received or obtained in material violation of Section 5.5(a).

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks are authorized or required to be closed in the New York, New York.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commitments” shall mean, with respect to a Person, (a) options, warrants, convertible securities, exchangeable securities, subscription rights, conversion rights, exchange rights or other contracts or agreements that could require such Person to issue any of its Equity Interests or to sell any Equity Interests it owns in another Person; (b) any other securities convertible into, exchangeable or exercisable for, or representing the right to subscribe for any Equity Interest of such Person or owned by such Person; (c) statutory preemptive rights or preemptive rights granted under such Person’s organizational documents; and (d) stock appreciation rights, phantom stock, profit participation or other similar rights with respect to such Person.

“Confidentiality Agreement” shall mean a confidentiality agreement containing customary provisions, including, for the avoidance of doubt, provisions limiting the use and disclosure of the confidential information to be provided thereunder.

“Conflicts Committee Financial Advisor” shall mean Evercore Group L.L.C., the financial advisor to the Partnership Conflicts Committee.

“Development Holdco LLC Agreement” shall mean that certain Limited Liability Company Agreement of Development Holdco, dated February 1, 2018.

“DLLCA” shall mean the Delaware Limited Liability Company Act, as amended.

“DRULPA” shall mean the Delaware Revised Uniform Limited Partnership Act, as amended.

“Equity Interests” shall mean, with respect to a Person, (a) if such Person is a corporation, any and all shares of capital stock of such Person and any Commitments with respect thereto, (b) if such Person is a partnership, limited liability company, trust or similar Person, any and all units, interests or other partnership or limited liability company interests of such Person and any Commitments with respect thereto, and (c) any other direct or indirect ownership or participation in such Person.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“GAAP” shall mean generally accepted accounting principles in the United States.

“General Partner LLC Agreement” shall mean that certain Second Amended and Restated Limited Liability Company Agreement of the General Partner, dated May 17, 2013, as amended.

“General Partner Membership Interest” shall mean the 100% limited liability company interest in the General Partner.

“Governmental Authority” shall mean any federal, state, municipal or other government, governmental court, department, commission, board, bureau, agency or instrumentality.

“Holdco” shall mean Tallgrass Equity Investments, LLC, a Delaware limited liability company.

“Holdco LLC Agreement” shall mean that certain Limited Liability Company Agreement of Holdco, dated March 12, 2018.

“Holdco Membership Interest” shall mean the 100% limited liability company interest in Holdco.

“Holdings” shall mean Tallgrass Energy Holdings, LLC, a Delaware limited liability company.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Incentive Distribution Rights” shall have the meaning set forth in the TEP Partnership Agreement.

“Intervening Event” shall mean any material event, development or change in circumstances that (a) is not known by the General Partner Board or the Partnership Conflicts Committee, as the case may be, as of the Execution Date (or if known, the magnitude or material consequences of which were not known by the General Partner Board or the Partnership Conflicts Committee, as the case may be, as of the Execution Date), and (b) becomes known (or the magnitude or material consequences thereof become known) to or by the General Partner Board or the Partnership Conflicts Committee, as the case may be, prior to obtaining the Partnership Limited Partner Approval; provided, however, that in no event shall the following events, developments or changes in circumstances constitute an “Intervening Event”: (i) the receipt, existence or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof, (ii) any event, development or change in circumstances resulting from any action taken or omitted by the Partnership Group that is required to be taken or omitted by the Partnership Group pursuant to this Agreement, (iii) any event, development or change in circumstances that impacts the natural gas transportation industry or the crude oil transportation, storage or terminalling industries generally (including any change in the prices of natural gas, crude oil or other hydrocarbon products, industry margins or any regulatory changes or changes in Applicable Law or GAAP), or (iv) any event, development or change in circumstances in United States or global political or economic conditions or financial markets in general, provided that, in the case of clauses (iii) and (iv), the impact on the Partnership Group, taken as a whole, is not materially disproportionate to the impact on similarly situated parties in the natural gas transportation industry or the crude oil transportation, storage or terminalling industries.

“Knowledge” shall mean, with respect to a Party, the knowledge of such Party’s designated personnel. The designated personnel for the Partnership are set forth on Partnership Disclosure Schedule 1.1(a) and the designated personnel for TEGP are set forth on TEGP Disclosure Schedule 1.1(a).

“Law” shall mean any law or administrative rule or regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree.

“Lien” shall mean any mortgage, deed of trust, lien, security interest, pledge, conditional sales contract, charge, restriction (whether on voting, sale, transfer, disposition or otherwise and excluding any restrictions in this Agreement) or other encumbrance of every type and description.

“Material Adverse Effect” shall mean, with respect to a Party, any change, effect, event or occurrence that (a) prevents, delays or impairs, or has a material adverse effect on, the ability of such Party to perform its obligations under this Agreement or to consummate the Transactions or (b) has a material adverse effect on or causes a material adverse change in the assets, liabilities, financial condition or results of operations of such Party, other than any effect or change (x) that impacts the natural gas transportation industry or the crude oil transportation, storage or terminalling industries generally (including any change in the prices of natural gas, crude oil or other hydrocarbon products, industry margins or any regulatory changes or changes in Applicable Law or GAAP), (y) in United States or global political or economic conditions or financial markets in general, or (z) resulting from the announcement of the Transactions and the taking of any actions contemplated by this Agreement, provided, that in the case of clauses (x) and (y), the impact on such Party is not materially disproportionate to the impact on similarly situated parties in the natural gas transportation industry or the crude oil transportation, storage or terminalling industries.

“Merger” shall mean the merger of Merger Sub with and into the Partnership, with the Partnership being the Surviving Entity.

“Merger Sub Membership Interest” shall mean the 100% limited liability company interest in Merger Sub.

“Merger Sub LLC Agreement” shall mean that certain Limited Liability Company Agreement of Merger Sub, dated March 1, 2018.

“NYSE” shall mean the New York Stock Exchange.

“Organizational Documents” shall mean any charter, certificate of incorporation, articles of association, certificate of formation, certificate of limited partnership, bylaws, operating agreement, agreement of limited partnership, limited liability company agreement or similar formation or governing documents and instruments.

“Other Parties” shall mean, with respect to any Party, such Party’s officers, directors, employees, managers, members, partners and Affiliates, and their successors.

“Partnership 10-K” shall mean the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 13, 2018.

“Partnership Common Unit” shall mean a “Common Unit,” as defined in the TEP Partnership Agreement.

“Partnership Conflicts Committee” shall mean the “Conflicts Committee,” as defined in the TEP Partnership Agreement.

“Partnership EPU” shall mean an “Equity Participation Unit,” as defined in the Tallgrass MLP GP, LLC Long-Term Incentive Plan.

“Partnership Expense Reimbursement Amount” shall mean all out-of-pocket costs and expenses (including legal fees, accounting fees, financial advisory fees and other professional and non-professional fees and expenses) incurred by members of the Partnership Group and the Partnership Conflicts Committee in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the Transactions, including (a) the preparation and filing of the Registration Statement, including, for the avoidance of doubt, the Proxy Statement, (b) the printing and mailing of the Proxy Statement, (c) the solicitation of the approval of the holders of Partnership Common Units and (d) the preparation and filing of any filings with a Governmental Authority required in connection with the Transactions, including any filings required under the HSR Act, and all other matters related to the Transactions; provided, however, that the expenses for which the Partnership may be reimbursed pursuant to Section 7.6 shall not exceed $3,000,000.

“Partnership Group” shall mean the Partnership and the Partnership Subsidiaries.

“Partnership Indemnified Parties” shall mean (a) any Person (together with such Person’s heirs, executors and administrators) who is or was, or at any time prior to the Effective Time becomes, an officer, director or manager of any member of the Partnership Group or the General Partner and (b) any Person (together with such Person’s heirs, executors and administrators) who is or was serving, or at any time prior to the Effective Time serves, at the request of any member of the Partnership Group or the General Partner as an officer, director, member, general partner, fiduciary or trustee of another Person; provided that a Person shall not be a Partnership Indemnified Party solely by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services.

“Partnership Interests” shall mean, collectively, Partnership Common Units, the Partnership General Partner Interest and the Incentive Distribution Rights.

“Partnership Public Units” shall mean the Partnership Common Units issued and outstanding immediately prior to the Effective Time, other than Partnership Common Units held by TE, Holdco or the Partnership.

“Partnership Subsidiaries” shall mean, collectively or individually as the context requires, the Subsidiaries of the Partnership; provided, however, that, for the purposes of Article III (other than Section 3.6(c)(i)), “Partnership Subsidiaries” shall exclude Merger Sub; and provided, further, that, for the purposes of Section 3.6, Section 3.7(b), Section 3.11 and Section 3.12, “Partnership Subsidiaries” shall include REX.

“Partnership Termination Fee” means an amount in cash equal to $19,750,000.

“Permitted Liens” shall mean all: (a) mechanics’, materialmen’s, repairmen’s, employees’ contractors’ operators’, carriers’, workmen’s or other like Liens or charges arising by operation of law, in the ordinary course of business or incident to the construction or improvement of any of the assets of the Partnership Group, in each case, for amounts not yet delinquent (including any amounts being withheld as provided by Law); (b) Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business; (c) immaterial defects and irregularities in title, encumbrances, exceptions and other matters that, singularly or in the aggregate, will not materially interfere with the ownership, use, value, operation or maintenance of the assets of the Partnership Group to which they pertain or the Partnership’s ability to perform its obligations hereunder; (d) Liens for Taxes that are not yet due and payable; (e) pipeline, utility and similar easements and other rights in respect of surface operations; (f) Liens supporting surety bonds, performance bonds and similar obligations issued in connection with the Partnership Group’s business; and (g) all rights to consent, by required notices to, filings with, or other actions by Governmental Authorities or third parties in connection with the sale or conveyance of easements, rights of way, licenses, facilities or interests therein if they are customarily obtained subsequent to the sale or conveyance.

“Person” or “person” shall mean any individual or entity, including any partnership, corporation, association, trust, limited liability company, joint venture, unincorporated organization or other entity.

“Pre-Closing Common Unit Price” shall mean the trailing 30-trading day volume-weighted average price of a Partnership Common Unit on the NYSE for the period ending on the second trading day immediately prior to the Closing Date.

“REX Holdings LLC Agreement” shall mean that certain Limited Liability Company Agreement of REX Holdings, dated September 5, 2012.

“REX Indenture” shall mean that certain Indenture, dated June 27, 2008, by and between REX and U.S. Bank National Association, as Trustee, pursuant to which REX issued and sold the REX Notes.

“REX LLC Agreement” shall mean that certain Second Amended and Restated Limited Liability Company Agreement of REX, effective January 1, 2010, among Tallgrass Holdco (as successor by assignment to Kinder Morgan W2E Pipeline LLC), TEP REX Holdings, LLC (as successor by assignment to Sempra REX Holdings, LLC) and P66REX LLC (f/k/a COPREX LLC), as amended by that certain Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of REX, effective November 13, 2012, among Kinder Morgan W2E Pipeline LLC, Sempra REX Holdings, LLC, Tallgrass Holdco and P66REX LLC, and that certain Amendment No. 2 to Second Amended and Restated Limited Liability Company Agreement of REX, effective May 5, 2016, among Tallgrass Holdco, Sempra REX Holdings, LLC and P66REX LLC.

“REX Maturity Date” shall mean July 15, 2018.

“REX Notes” shall mean $550,000,000 aggregate principal amount of 6.850% Senior Notes due 2018 issued by REX.

“REX Notes Payoff Amount” shall mean an aggregate amount of $137,555,000, plus applicable accrued interest, representing REX Holdings’ obligation to fund its pro rata portion of the payoff amount of the aggregate principal amount of, and accrued interest on, the REX Notes in accordance with the REX Indenture.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Subsidiaries” shall have the meaning ascribed to such term in Rule 1-02 of Regulation S-X under the Securities Act, unless otherwise expressly stated herein; provided, however, that except as used in the representations and warranties set forth in Section 4.10, prior to the Closing, with respect to each member of the TEGP Group, the term “Subsidiaries” shall exclude each member of the Partnership Group.

“Superior Proposal” shall mean a Bona Fide Acquisition Proposal that the General Partner Board or the Partnership Conflicts Committee has determined in good faith, after consultation with its respective outside financial and legal advisors, (a) is reasonably likely to be consummated in accordance with its terms (provided, however, that the fact that any requisite vote or consent of the holders of Partnership Common Units that may be required to effect such Bona Fide Acquisition Proposal has not yet been obtained shall not be taken into account in determining whether a proposal is reasonably likely to be consummated) and (b) if consummated, would be more favorable to the Unaffiliated Unitholders than the Merger; provided, however, that for purposes of the definition of “Superior Proposal,” the references to “20%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%.”

“Takeover Law” shall mean any “fair price,” “moratorium,” “control share acquisition,” “business combination” or any other anti-takeover statute or similar statute enacted under state or federal law.

“Tax” shall mean any and all U.S. federal, state, local or foreign net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, capital stock, profits, license, license fee, environmental, customs duty, unclaimed property or escheat payments, alternative fuels, mercantile, lease, service, withholding, payroll, employment, unemployment, social security, disability, excise, severance, registration, stamp, occupation, premium, property (real or personal), windfall profits, fuel, value added, alternative or add on minimum, estimated or other similar taxes, duties, levies, customs, tariffs, imposts or assessments (including public utility commission property tax assessments) imposed by any Governmental Authority, together with any interest, penalties or additions thereto payable to any Governmental Authority in respect thereof.

“Tax Return” shall mean any return, declaration, report, statement, election, claim for refund or other written document, together with all attachments, amendments and supplements thereto, filed with or provided to, or required to be filed with or provided to, a Governmental Authority in respect of Taxes.

“TE LLC Agreement” shall mean that certain Second Amended and Restated Limited Liability Company Agreement of TE, dated May 12, 2015.

“TE Unit” shall mean “Unit,” as defined in Section 3.1(a) of the TE LLC Agreement.

“TEGP Alternative Proposal” shall mean any inquiry, proposal or offer from any Person or “group” (as defined in Section 13(d) of the Exchange Act), other than Holdings or any holder of TEGP Class B Shares as of the Execution Date, relating to any direct or indirect acquisition (whether in a single transaction or a series of related transactions, and whether through a tender offer, exchange offer, merger, consolidation, unit exchange, share exchange, business combination, recapitalization, liquidation, dissolution or other transaction) of beneficial ownership (within the meaning of Section 13(d) of the Exchange Act) of 50% or more of (a) any class of Equity Interests of TEGP or TE or (b) any class of Equity Interests of the Partnership held by TE.

“TEGP Class A Share” shall mean “Class A Share,” as defined in the TEGP Partnership Agreement.

“TEGP Class B Share” shall mean “Class B Share,” as defined in the TEGP Partnership Agreement.

“TEGP EPS” shall mean an “Equity Participation Share,” as defined in the TEGP Management, LLC Long-Term Incentive Plan.

“TEGP Expense Reimbursement Amount” shall mean all out-of-pocket costs and expenses (including legal fees, accounting fees, financial advisory fees and other professional and non-professional fees and expenses) incurred by members of the TEGP Group (other than, with respect to the General Partner, the Partnership Conflicts Committee) and TEGP Management in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the Transactions, including (a) the preparation and filing of the Registration Statement, including, for the avoidance of doubt, the Proxy Statement, (b) the printing and mailing of the Proxy Statement, (c) the solicitation of the approval of the holders of Partnership Common Units and (d) the preparation and filing of any filings with a Governmental Authority required in connection with the Transactions, including any filings required under the HSR Act, and all other matters related to the Transactions; provided, however, that the expenses for which TE may be reimbursed pursuant to Section 7.6 shall not exceed $3,000,000.

“TEGP General Partner Interest” shall mean the “General Partner Interest,” as defined in the TEGP Partnership Agreement.

“TEGP Group” shall mean TEGP and the TEGP Subsidiaries.

“TEGP Interests” shall mean, collectively, the TEGP Class A Shares, the TEGP Class B Shares and the TEGP General Partner Interest.

“TEGP Partnership Agreement” shall mean that certain First Amended and Restated Agreement of Limited Partnership of TEGP, dated May 12, 2015.

“TEGP Subsidiaries” shall mean, collectively or individually as the context requires, the Subsidiaries of TEGP; provided, however, that, for the purposes of Article IV (other than Section 4.1(b)), “TEGP Subsidiaries” shall include Merger Sub; and provided, further, that, for the purposes of Section 4.1(b), “TEGP Subsidiaries” shall exclude TE, Merger Sub and the General Partner.

“TEP Partnership Agreement” shall mean that certain Amended and Restated Agreement of Limited Partnership of the Partnership, dated May 17, 2013, as amended to the Execution Date.

“Transaction Documents” shall mean this Agreement, the Support Agreement, the Certificate of Merger, and each other contract, agreement, certificate or other instrument entered into or delivered by any Party pursuant to this Agreement in connection with the Transactions.

The following terms are defined in the section of this Agreement set forth after such term below:

Term	Section
Agreement	Preamble
Assumed EPUs	Section 2.6
Book-Entry Units	Section 2.3(a)(ii)
Certificate of Merger	Section 2.1(b)
Closing	Section 2.2
Closing Date	Section 2.2
Delaware Courts	Section 8.3
Development Holdco	Section 4.6(d)(i)
Development Holdco Interest	Section 4.6(d)(i)
Easements	Section 3.6(a)
Effective Time	Section 2.1(b)
Exchange Agent	Section 2.4(a)
Exchange Fund	Section 2.4(a)
Exchange Ratio	Section 2.3(a)(i)
Execution Date	Preamble
General Partner	Preamble
General Partner Board	Recitals
General Partner Recommendation	Section 5.4(b)
Holdings	Recitals
Letter of Transmittal	Section 2.4(b)

Term	Section
Meeting	Section 5.4(a)
Merger Consideration	Section 2.3(a)(i)
Merger Sub	Preamble
New TEGP Class A Shares	Section 2.3(a)(i)
Non-Public Information	Section 5.5(a)(ii)
Partnership	Preamble
Partnership Adverse Recommendation Change	Section 5.4(b)
Partnership Disclosed Liabilities	Section 3.9
Partnership Disclosure Schedule	Article III
Partnership General Partner Interest	Section 3.4
Partnership Limited Partner Approval	Section 6.1(a)
Partnership Notice Period	Section 5.5(b)(i)
Partnership SEC Documents	Section 3.8(a)
Party or Parties	Preamble
Payee	Section 7.6(e)
Pre-Closing Common Units	Section 5.17(a)
Proxy Statement	Section 5.3(a)
Receiving Party	Section 5.5(a)(ii)
Registration Statement	Section 5.3(a)
REX	Section 4.6(d)(i)
REX Holdings	Section 4.6(d)(i)
REX Holdings Interest	Section 4.6(d)(i)
REX Interest	Section 4.6(d)(i)
Support Agreement	Recitals
Surviving Entity	Section 2.1(a)
Takeover Laws	Section 3.2(c)
TE	Preamble
TE-Owned Interests	Section 4.6(b)
TEGP	Preamble
TEGP Disclosed Liabilities	Section 4.11
TEGP Disclosure Schedule	Article IV
TEGP Management	Recitals
TEGP Management Board	Recitals
TEGP SEC Documents	Section 4.10(a)
Termination Date	Section 7.2(a)
Transactions	Recitals
Unaffiliated Unitholders	Recitals

Section 1.2 Construction.

In constructing this Agreement: (a) the word “includes” and its derivatives means “includes, without limitation” and corresponding derivative expressions; (b) the currency amounts referred to herein, unless otherwise specified, are in United States dollars; (c) whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified; (d) unless otherwise specified, all references in this Agreement to “Article,” “Section,” “Disclosure Schedule,” “Exhibit,” “preamble” or “recitals” shall be references to an Article, Section, Disclosure Schedule, Exhibit, preamble or recitals hereto; and (e) whenever the context requires, the words used in this Agreement shall include the masculine, feminine and neuter and singular and the plural.

ARTICLE II

THE MERGER; EFFECTS OF THE MERGER

Section 2.1 The Merger.

(a) The Surviving Entity. Subject to the terms and conditions of this Agreement, at the Effective Time, Merger Sub shall merge with and into the Partnership, the separate existence of Merger Sub shall cease and the Partnership shall survive and continue to exist as a Delaware limited partnership (the Partnership, as the surviving entity in the Merger, the “Surviving Entity”).

(b) Effectiveness; Effects of the Merger. Concurrently with the Closing, the General Partner shall cause a certificate of merger effecting the Merger (the “Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware, duly executed in accordance with the relevant provisions of the DRULPA and DLLCA, as applicable (the date and time of such filing (or, if agreed to by the Parties, such later time and date as may be expressed therein as the effective date and time of the Merger), the “Effective Time”). The Merger shall have the effects prescribed by the DRULPA and the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the property, rights, privileges, powers and franchises of each of the Partnership and Merger Sub shall vest in the Surviving Entity, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Partnership and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Entity.

(c) Governing Documents. From and after the Effective Time, (i) the certificate of limited partnership of the Partnership, as in effect immediately prior to the Effective Time, shall be the certificate of limited partnership of the Surviving Entity until amended in accordance with the provisions thereof and Applicable Law and (ii) the TEP Partnership Agreement, as amended pursuant to Section 2.3(b)(iv), shall be the agreement of limited partnership of the Surviving Entity until amended in accordance with the provisions thereof and Applicable Law.

Section 2.2 Closing.

Subject to the satisfaction or waiver of the conditions (other than those conditions that are not legally permitted to be waived) to closing as set forth in Article VI, the closing (the “Closing”) of the Transactions shall occur on the next Business Day following the satisfaction or waiver (other than those conditions that are not legally permitted to be waived) of all of the conditions set forth in Article VI (other than conditions that would normally be satisfied on the Closing Date) or on such other date agreed among the Parties in writing. The date on which the Closing occurs is referred to as the “Closing Date.” The Closing shall take place on the Closing Date at the offices of TEGP at 4200 W. 115th Street, Suite 350, Leawood, Kansas 66211.

Section 2.3 Merger Consideration.

Subject to the provisions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of any of the Parties or any holder of Partnership Common Units (except any action required on the part of TE pursuant to Section 2.3(d)):

(a) Effect of Merger on Partnership Common Units.

(i) Subject to Section 2.4(e), each Partnership Public Unit issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive 2.0 TEGP Class A Shares (the “Merger Consideration” and such ratio, the “Exchange Ratio”). The TEGP Class A Shares described in this Section 2.3(a)(i) are referred to herein as the “New TEGP Class A Shares.”

(ii) Each Partnership Public Unit, upon being converted into the right to receive the Merger Consideration pursuant to Section 2.3(a)(i), shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and the holder of such Partnership Public Unit immediately prior to the Effective Time shall thereafter cease to be a limited partner of the Partnership or have any rights with respect to such Partnership Public Unit, except the right to receive the Merger Consideration and any distributions to which former holders of Partnership Public Units become entitled in accordance with this Article II upon the surrender of uncertificated Partnership Public Units represented by book-entry (“Book-Entry Units”), together with a properly completed and duly executed Letter of Transmittal and such other documents as are required to be delivered by Section 2.4.

(b) Treatment of Partnership-Owned and TE-Owned Partnership Interests.

(i) Any Partnership Common Units held immediately prior to the Effective Time by the Partnership shall automatically be cancelled and cease to exist. No consideration shall be delivered to the Partnership in respect thereof.

(ii) All of the Partnership Common Units issued and outstanding immediately prior to the Effective Time and held by TE or Holdco shall be unaffected by the Merger and shall remain outstanding in the Surviving Entity as set forth in the TEP Partnership Agreement, and TE and Holdco shall continue as limited partners of the Surviving Entity, and no consideration shall be delivered to TE or Holdco in respect thereof.

(iii) The Incentive Distribution Rights issued and outstanding immediately prior to the Effective Time and held by the General Partner shall be cancelled and cease to exist. No consideration shall be delivered to the General Partner in respect thereof.

(iv) Notwithstanding any provision of the TEP Partnership Agreement (and the TEP Partnership Agreement is amended at the Effective Time to the extent necessary to provide that), the Partnership General Partner Interest issued and outstanding immediately prior to the Effective Time and held by the General Partner shall be, and at the Effective Time is, automatically converted into a non-economic general partner interest in the Surviving Entity and, as a result, from and after the Effective Time, the General Partner shall continue as the general partner of the Surviving Entity without interruption, the General Partner shall not be entitled to any distributions, allocations or other economic rights associated with the Partnership General Partner Interest, the General Partner shall continue to be entitled to any management rights associated with the Partnership General Partner Interest and the Partnership shall continue without dissolution. No consideration shall be delivered to the General Partner in respect thereof.

At the Effective Time, the books and records of the Partnership shall be revised to reflect the cancellation and retirement of all Partnership Public Units and the conversion of the Partnership General Partner Interest to a non-economic general partner interest, and the existence of the Partnership shall continue without dissolution.

(c) Effect of Merger on Equity of Merger Sub. The limited liability company interests in Merger Sub issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist, and no consideration shall be delivered respect thereof.

(d) Issuance of TE Units. TE shall issue to TEGP a number of TE Units equal to the number of New TEGP Class A Shares issued as Merger Consideration pursuant to Section 2.3(a)(i) (including, for the avoidance of doubt, New TEGP Class A Shares issued upon the rounding up of fractional TEGP Class A Shares pursuant to Section 2.4(e)). For the avoidance of doubt, notwithstanding any other provision of this Agreement, no fractional TE Unit shall be issued.

Section 2.4 Exchange of Partnership Public Units.

(a) Exchange Agent. Prior to the Effective Time, TEGP shall appoint a commercial bank or trust company as exchange agent hereunder for the purpose of exchanging Book-Entry Units for the Merger Consideration and the payment of any distributions pursuant to (c)2.4Section (the “Exchange Agent”). Promptly after the Closing, TEGP shall (i) deposit, or cause to be deposited, with the Exchange Agent the New TEGP Class A Shares to be issued as the Merger Consideration pursuant to Section 2.3(a)(i) (including, for the avoidance of doubt, New TEGP Class A Shares issued upon the rounding up of fractional TEGP Class A Shares pursuant to Section 2.4(e)) and (ii) authorize the Exchange Agent to exchange Partnership Public Units in accordance with Section 2.3(a). TEGP shall deposit or make available to the Exchange Agent, from time to time after the Effective Time, cash necessary to pay any distributions pursuant to Section 2.4(c). Any New TEGP Class A Shares and cash deposited with or made available to the Exchange Agent for the payment of distributions in accordance with Section 2.4(c) shall hereinafter be referred to as the “Exchange Fund.” The Exchange Fund shall be used only for the purposes contemplated by Section 2.4(c).

(b) Exchange Procedures. Promptly after the Effective Time, TEGP shall instruct the Exchange Agent to mail to each record holder of Book-Entry Units (i) a form of letter of transmittal (the “Letter of Transmittal”) (which shall specify that delivery shall be effected, and risk of loss and title to Book-Entry Units shall pass only upon adherence to the procedures set forth in the Letter of Transmittal, and which shall be in such customary form and have such other provisions as TEGP and the Partnership may reasonably agree prior to the Effective Time) and (ii) instructions for effecting the surrender of Book-Entry Units in exchange for the Merger Consideration payable in respect of such Book-Entry Units and any distributions payable pursuant to Section 2.4(c). Subject to Section 2.4(c), upon surrender to the Exchange Agent of Book-Entry Units, together with a properly completed and duly executed Letter of Transmittal and such other documents as may be required by the Exchange Agent, the holder of such Book-Entry Units shall be entitled to receive in exchange therefor (A) that number of New TEGP Class A Shares (including, for the avoidance of doubt, New TEGP Class A Shares to be issued upon the rounding up of fractional TEGP Class A Shares pursuant to Section 2.4(e)) to which such holder of Book-Entry Units is entitled pursuant to this Article II and (B) any distributions such holder of Book-Entry Units is entitled to receive pursuant to Section 2.4(c). All New TEGP Class A Shares delivered in accordance with this Article II shall be uncertificated and shall be registered in book-entry form. After the Effective Time, there shall be no further transfer on the records of the Partnership or its transfer agent of Book-Entry Units, provided, that the foregoing shall not restrict the transfer of any Partnership Interest other than Partnership Public Units after the Effective Time. If such Book-Entry Units are presented to the Partnership or its transfer agent for transfer, they shall be canceled against delivery of the appropriate Merger Consideration and any distributions payable pursuant to Section 2.4(c) as hereinabove provided. Until surrendered, as contemplated by this Section 2.4, each Book-Entry Unit shall be deemed, at any time after the Effective Time, to represent only the right to receive upon such surrender the appropriate Merger Consideration payable and any distributions to which such holder is entitled pursuant to Section 2.4(c). No interest shall be paid or accrue on any Merger Consideration or unpaid distributions payable pursuant to Section 2.4(c) to holders of Book-Entry Units.

(c) Distributions with Respect to Unexchanged Partnership Public Units. No distributions declared or made with respect to New TEGP Class A Shares with a record date after the Effective Time shall be paid to the holder of any Book-Entry Units not surrendered with respect to TEGP Class A Shares issuable in respect thereof until such Book-Entry Units have been surrendered in accordance with this Section 2.4. Subject to Applicable Law, following compliance with the requirements of this Section 2.4, TEGP shall (i) cause the Exchange Agent to pay to each holder of Book-Entry Units, without interest, (a) promptly after the time of surrender of such Book-Entry Units, the amount of distributions previously paid with respect to New TEGP Class A Shares issuable with respect to such Book-Entry Units that have a record date after the Effective Time and a payment date on or prior to the date of surrender, and (b) at the appropriate payment date, the amount of distributions payable with respect to such Book-Entry Units that have a record date prior to the Effective Time and that were declared on or prior to the Effective Time but that remain unpaid at the Closing Date and (ii) at the appropriate payment date, pay to each holder of New TEGP Class A Shares issuable with respect to such Book-Entry Units the amount of distributions payable with respect to such New TEGP Class A Shares that have a record date after the Effective Time and prior to the date of surrender and a payment date subsequent to the date of surrender.

(d) No Further Rights in Partnership Public Units. All Merger Consideration issued upon the surrender of Book-Entry Units in accordance with the terms of this Section 2.4 shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to such Book-Entry Units, subject, however, to TEGP’s obligation, with respect to Partnership Common Units outstanding immediately prior to the Effective Time, to pay any distributions with a record date prior to the Effective Time that were declared on or prior to the Effective Time by the Partnership on such Partnership Common Units in accordance with the terms of this Agreement and that remain unpaid at the Closing Date.

(e) No Fractional Shares. No certificates or scrip representing fractional TEGP Class A Shares shall be issued in the Merger. Notwithstanding any other provision of this Agreement, all fractional TEGP Class A Shares that a holder of Partnership Public Units would otherwise be entitled to receive as Merger Consideration (after taking into account all Partnership Public Units held by such holder) will be aggregated and then, if a fractional TEGP Class A Share results from that aggregation, be rounded up to the nearest whole TEGP Class A Share, and any such additional TEGP Class A Shares shall become part of the Merger Consideration.

(f) Termination of Exchange Fund. Any portion of the Exchange Fund that remains unclaimed by the former holders of Partnership Public Units as of the date that is twelve months following the Effective Time shall be delivered to TEGP upon demand. Thereafter, any former holders of Partnership Public Units who have not theretofore complied with the provisions of this 2.4Section shall look only to TEGP for payment of their claim for Merger Consideration and any distributions with respect to New TEGP Class A Shares to which they are entitled pursuant to Section 2.4(c), in each case, without any interest thereon.

(g) No Liability. None of TEGP, TEGP Management, the Partnership, the General Partner or the Surviving Entity shall be liable to any holder of Partnership Public Units for any New TEGP Class A Shares (or cash for the payment of distributions with respect thereto) from the Exchange Fund delivered to a public official pursuant to any abandoned property, escheat or similar Law.

(h) Transferred Partnership Public Units. If any Book-Entry Units shall have been transferred, but such transfer is not registered in the transfer records of the Partnership, the transferee of such Book-Entry Units may effect the surrender of such Book-Entry Units by delivering evidence of ownership of such Book-Entry Units as required by the Exchange Agent accompanied by all documents required to evidence and effect such transfer. In addition, such transferee shall pay to the Exchange Agent in advance any transfer or other Taxes required by reason of the delivery of the Merger Consideration and any distributions payable pursuant to Section 2.4(c) in any name other than that of the record holder of such Book-Entry Units, or shall establish to the satisfaction of the Exchange Agent that such Taxes have been paid or are not payable. Upon compliance with this Section 2.4(h), the Merger Consideration payable in respect of such Book-Entry Units, and any distributions to which the holder of such Book-Entry Units is entitled pursuant to Section 2.4(c), may be paid to such transferee.

(i) Admission as a Limited Partner. Upon the issuance of New TEGP Class A Shares to holders of Partnership Public Units in accordance with this Agreement, each Person receiving New TEGP Class A Shares shall automatically be admitted as a limited partner of TEGP.

(j) Withholding. Each of TEGP, the Surviving Entity and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Partnership Common Units or Partnership EPUs such amounts as TEGP, the Surviving Entity or the Exchange Agent deems to be required to deduct and withhold under the Code and the rules and regulations promulgated thereunder, or any provision of state, local or foreign Tax Law, with respect to the making of such payment. To the extent that amounts are so deducted and withheld by TEGP, the Surviving Entity or the Exchange Agent, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Partnership Common Units or Partnership EPUs in respect of whom such deduction and withholding was made by TEGP, the Surviving Entity or the Exchange Agent, as the case may be. If withholding is taken in TEGP Class A Shares, TEGP, the Surviving Entity or the Exchange Agent, as the case may be, shall be treated as having sold such consideration for an amount of cash equal to the fair market value of such consideration at the time of such deemed sale and paid such cash proceeds to the appropriate taxing authority.

Section 2.5 Certain Adjustments.

If between the Execution Date and the Effective Time, whether or not permitted pursuant to the terms of this Agreement, the number of outstanding Partnership Common Units or TEGP Class A Shares shall be changed into a different number of units, shares or other securities (including any different class or series of securities) by reason of any dividend or distribution payable in partnership interests, voting securities, equity interests or rights, subdivision, reclassification, split, split-up, combination, merger, consolidation, reorganization, exchange or other similar transaction, or any such transaction shall be authorized, declared or agreed upon with a record date at or prior to the Effective Time, then the Merger Consideration, and any other similarly dependent items shall be appropriately adjusted to reflect fully the effect of such transaction and to provide to the Partnership, Merger Sub and the holders of Partnership Common Units the same economic effect as contemplated by this Agreement prior to such event, and thereafter, all references in this Agreement to the Merger Consideration, and any other similarly dependent items shall be references to the Merger Consideration, and any other similarly dependent items, as so adjusted; provided, however, that nothing in this Section 2.5 shall be deemed to permit or authorize any Party to effect any such transaction that it is not otherwise authorized or permitted to be undertaken pursuant to this Agreement.

Section 2.6 Partnership Equity Awards.

At the Effective Time, each Partnership EPU that is outstanding and unvested immediately prior to the Effective Time shall be converted into the right to receive an equity participation share with respect to TEGP Class A Shares with substantially the same terms as those applicable to such Partnership EPU and set forth in the agreement by which the award of such Partnership EPU is evidenced, as in effect on the Execution Date (all outstanding Partnership EPUs converted pursuant to this Section 2.6, the “Assumed EPUs”). Accordingly, from and after the Effective Time: (a) each Assumed EPU award will be settled in TEGP Class A Shares; (b) the number of TEGP Class A Shares subject to each Assumed EPU award shall be determined by multiplying the number of Partnership Common Units subject to such Assumed EPU award immediately prior to the Effective Time by the Exchange Ratio, and rounding the resulting number up to the nearest whole number of TEGP Class A Shares; and (c) any conditions and restrictions on the receipt of any Assumed EPUs shall continue in full force and effect and the term, vesting schedule and other provisions of such Assumed EPUs shall otherwise remain unchanged as a result of the assumption of such Assumed EPUs. Notwithstanding the foregoing, (i) TEGP Management shall assume all obligations with respect to each Assumed EPU, (ii) each Assumed EPU shall, in accordance with its terms, be subject to further adjustment as appropriate to reflect any dividend or distribution payable in partnership interests, voting securities, equity interests or rights, subdivision, reclassification, split, split-up, combination, merger, consolidation, reorganization, exchange or other similar transaction with respect to TEGP Class A Shares following the Effective Time, and (iii) the TEGP Management Board, or any committee thereof, shall succeed to the authority and responsibility of the General Partner Board, or any committee, thereof with respect to each Assumed EPU.

Section 2.7 Tax Characterization of Merger.

For U.S. federal income tax purposes (and for purposes of any applicable state, local or foreign Tax that follows the U.S. federal income tax treatment), the Parties agree to treat the Merger (a) with respect to holders of Partnership Public Units, as a taxable sale of such Partnership Public Units to TE and (b) with respect to TE, as a purchase of Partnership Public Units from the holders of such Partnership Public Units. The Parties will prepare and file all Tax Returns consistent with the foregoing and will not take any inconsistent position on any Tax Return, or during the course of any audit, litigation or other proceeding with respect to Taxes, except as otherwise required by Applicable Law following a final determination by a court of competent jurisdiction or other administrative settlement with, or final administrative decision by, the relevant Governmental Authority.

Section 2.8 No Dissenters’ Rights.

No dissenters’ or appraisal rights are or will be available with respect to the Transactions.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

The Partnership hereby represents and warrants to the other Parties, as of the Execution Date and except as disclosed in the disclosure schedules delivered to the other Parties on the Execution Date (collectively, the “Partnership Disclosure Schedule”) (it being understood that any information set forth on any Partnership Disclosure Schedule shall be deemed to apply to and qualify only the section or subsection of this Agreement to which it corresponds in number, unless it is reasonably apparent on its face that such information is relevant to other sections or subsections of this Agreement), as follows:

Section 3.1 Organization and Existence.

(a) The Partnership is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited partnership power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted. The Partnership is duly licensed or qualified to do business and is in good standing in the states in which the character of the properties and assets owned or held by it or the nature of the business conducted by it requires it to be so licensed or qualified, except where the failure to be so licensed or qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Partnership Group, taken as a whole.

(b) Each of the Partnership Subsidiaries is a corporation, limited liability company or limited partnership, as applicable, duly incorporated or formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate, limited liability company or limited partnership, as applicable, power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted. Each of the Partnership Subsidiaries is duly licensed or qualified to do business and is in good standing in the states in which the character of the properties and assets owned or held by it or the nature of the business conducted by it requires it to be so licensed or qualified, except where the failure to be so licensed or qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Partnership Group, taken as a whole.

Section 3.2 Authority and Approval.

(a) The Partnership has full limited partnership power and authority to execute and deliver this Agreement, and, subject to obtaining Partnership Limited Partner Approval, has full limited partnership power and authority to consummate the Transactions and to perform all of the obligations hereof to be performed by it. The execution and delivery of this Agreement and, subject to obtaining Partnership Limited Partner Approval, the consummation of the Transactions and the performance of all of the obligations hereof to be performed by the Partnership have been duly authorized and approved by all requisite limited partnership action.

(b) This Agreement has been duly executed and delivered by or on behalf of the Partnership and constitutes the valid and legally binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights and remedies generally and by general principles of equity (whether applied in a proceeding at law or in equity).

(c) The General Partner, for and on behalf of the Partnership, has taken all necessary action so that any Takeover Laws applicable to any member of the Partnership Group do not, and will not, apply to this Agreement and the consummation of the Transactions, including the Merger and the issuance of the New TEGP Class A Shares.

Section 3.3 No Conflict; Consents.

Except as set forth on Partnership Disclosure Schedule 3.3:

(a) the execution, delivery and performance of this Agreement by the Partnership does not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the Transactions will not, (i) subject to obtaining Partnership Limited Partner Approval, violate, conflict with, result in any breach of, or require the consent of any Person under, any of the terms, conditions or provisions of the certificate of limited partnership of the Partnership or the TEP Partnership Agreement; (ii) conflict with or violate any Applicable Law; or (iii) conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, or result in the suspension, termination or cancellation of, or in a right of suspension, termination or cancellation of, any indenture, mortgage, agreement, contract, commitment, license, concession, permit, lease, joint venture or other instrument to which any member of the Partnership Group is a party or by which it is bound, except in the case of clauses (ii) and (iii) for those items which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect with respect to the Partnership Group, taken as a whole; and

(b) no notice to or consent, approval, license, permit, order or authorization of any Governmental Authority or other Person is required to be obtained or made by the Partnership in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, except (i) the filing of the Registration Statement, including the Proxy Statement forming a part thereof, with the SEC, (ii) such filings as may be required under applicable state and federal securities Laws, (iii) the filing of a Notification and Report Form pursuant to the HSR Act and the termination or expiration of the waiting period required thereunder and any other filings required under the HSR Act, (iv) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (v) such notices, consents, approvals, licenses, permits, orders or authorizations as have been waived or obtained or with respect to which the time for asserting such right has expired or (vi) for those notices, consents, approvals, licenses, permits, orders or authorizations which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect with respect to the Partnership Group, taken as a whole (including such consents, approvals, licenses, permits, orders or authorizations that are not customarily obtained prior to the Closing and are reasonably expected to be obtained in the ordinary course of business following the Closing).

Section 3.4 Capitalization.

As of the Execution Date, the issued and outstanding Equity Interests of the Partnership consist of 73,199,753 Partnership Common Units (excluding 1,069,928 Partnership EPUs outstanding as of the Execution Date), 834,391 general partner units representing a 1.13% general partner interest in the Partnership (the “Partnership General Partner Interest”) and the Incentive Distribution Rights. All of such Partnership Common Units and Incentive Distribution Rights, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the TEP Partnership Agreement and are fully paid (to the extent required under the TEP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the DRULPA). The Partnership General Partner Interest has been duly authorized and validly issued in accordance with the TEP Partnership Agreement. Except (x) as set forth above in this Section 3.4, (y) for the vesting and/or payment, or the acceleration of the vesting and/or payment, of any awards consisting of Partnership Common Units or other equity awards in accordance with the terms of any existing equity-based bonus, incentive, performance or other compensation plan or arrangement or employee benefit plan (including in connection with any equity holder’s termination of service) and (z) as disclosed in the Partnership SEC Documents, there are (a) no authorized or outstanding subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) to purchase or otherwise acquire from the Partnership any partnership interests of the Partnership, (b) no commitments on the part of the Partnership to issue partnership interests, subscriptions, warrants, options, convertible securities or other similar rights, and

(c) no partnership interests of the Partnership reserved for issuance for any such purpose. The Partnership has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its partnership interests. Except for this Agreement, the Support Agreement and the TEP Partnership Agreement, there is no voting trust or agreement, stockholders agreement, pledge agreement, buy-sell agreement, right of first refusal, preemptive right or proxy relating to any partnership interests of the Partnership.

Section 3.5 Issuance of Partnership Common Units.

The issuance by the Partnership of the Pre-Closing Common Units to be issued and sold to Holdco pursuant to this Agreement, and the limited partner interests represented thereby: (a) has been duly authorized by or on behalf of the Partnership pursuant to the TEP Partnership Agreement; (ii) such Pre-Closing Common Units, when issued and delivered in accordance with the terms of this Agreement and the TEP Partnership Agreement, will be validly issued, fully paid (to the extent required under the TEP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the DRULPA); and (iii) such Pre-Closing Common Units will be free of any and all Liens and restrictions on transfer, other than restrictions on transfer under the TEP Partnership Agreement, the DRULPA and applicable state and federal securities Laws.

Section 3.6 Title to Assets.

Except as set forth on Partnership Disclosure Schedule 3.6:

(a) as of the Execution Date, each member of the Partnership Group has (i) good and marketable fee simple title to the material items of owned real property (excluding Easements (as defined below)) used or held for use by it for the conduct of its business, free and clear of any Liens (other than Permitted Liens), and (ii) a valid, binding and enforceable leasehold interest in each of the material items of leased property used or held for use by it for the conduct of its business, free and clear of any Liens (other than Permitted Liens). For purposes of this Section 3.6, “Easements” means any easements, rights of way, memorandum of easements, permits, servitudes, licenses, any instruments creating an interest in real property, and similar rights related to real property used in connection with the Partnership Group’s business.

(b) the tangible personal property owned by the members of the Partnership Group, together with the tangible personal property owned by Affiliates of the Partnership that provide services to or for the benefit of the Partnership Group, includes all material tangible personal property that is necessary for the Partnership Group to conduct its operations in substantially the same manner as currently being conducted, and such material tangible personal property is in good working order, subject to normal wear and tear. Each member of the Partnership Group has good and defensible title to its material tangible personal property, free and clear of any Liens (other than Permitted Liens).

(c) (i) the Partnership owns, directly or indirectly, beneficially and of record, 100% of the issued and outstanding capital stock or limited liability company interests, as applicable, of each of the Partnership Subsidiaries.

(ii) all of the capital stock or limited liability company interests, as applicable, of each Partnership Subsidiary owned, directly or indirectly, by the Partnership, have been duly authorized and validly issued in accordance with the Organizational Documents of such Partnership Subsidiary, and are fully paid (to the extent required under the Organizational Documents of such Partnership Subsidiary) and nonassessable (except (x) in the case of a limited liability company interest in a Delaware limited liability company, as such nonassessability may be affected by Sections 18-607 and 18-804 of the DLLCA, and (y) in the case of a limited liability company interest in a limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited liability company statute).

(iii) except as contemplated by the REX LLC Agreement, (A) there are (1) no authorized or outstanding subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) to purchase or otherwise acquire from any Partnership Subsidiary any capital stock or limited liability company interests, as applicable, of such Partnership Subsidiary, (2) no commitments on the part of any Partnership Subsidiary to issue capital stock or limited liability company interests, as applicable, subscriptions, warrants, options, convertible securities or other similar rights and (3) no capital stock or limited liability company interests, as applicable, of any Partnership Subsidiary reserved for issuance for any such purpose; (B) no Partnership Subsidiary has any obligation (contingent or other) to purchase, redeem or otherwise acquire any of its capital stock or limited liability company interests, as applicable; and (C) there is no voting trust or agreement, stockholders agreement, pledge agreement, buy-sell agreement, right of first refusal, preemptive right or proxy relating to any capital stock or limited liability company interests, as applicable, of any Partnership Subsidiary.

Section 3.7 Litigation; Laws and Regulations.

Except as set forth on Partnership Disclosure Schedule 3.7:

(a) There are no Actions pending or, to the Partnership’s Knowledge, threatened that (i) question or involve the validity or enforceability of the Partnership’s obligations under this Agreement or (ii) seek (A) to prevent or delay the consummation by the Partnership of the Transactions or (B) damages in connection with any such consummation.

(b) No member of the Partnership Group is in violation of or in default under any Applicable Law, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Partnership Group, taken as a whole.

Section 3.8 Partnership SEC Documents.

(a) The Partnership has filed or otherwise transmitted all forms, reports, statements, certifications and other documents (including all exhibits, amendments and supplements thereto) required to be filed by it with the SEC since December 31, 2017 (all such forms, reports, statements, certificates and other documents filed since December 31, 2017, and prior to the Execution Date, including, for the avoidance of doubt, the Partnership 10-K, collectively, the “Partnership SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, each of the Partnership SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and the applicable rules and regulations promulgated thereunder, as the case may be, each as in effect on the date so filed. As of their respective filing dates (or, if amended or superseded by a subsequent filing prior to the Execution Date, as of the date of such amendment or superseding filing), none of the Partnership SEC Documents contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the Execution Date, there are no outstanding or unresolved comments received from the SEC staff with respect to the Partnership SEC Documents.

(b) The audited consolidated financial statements (including any related notes thereto) included in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Partnership Group at the respective dates thereof and the results of their operations and cash flows for the periods indicated.

(c) The Partnership maintains disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) designed to ensure that material information relating to the Partnership, including its consolidated Subsidiaries, is made known to the principal executive officer and the principal financial officer of the Partnership by others within those entities; and such disclosure controls and procedures are effective to ensure that information required to be disclosed by the Partnership in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms. The Partnership maintains internal control over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

Section 3.9 Undisclosed Liabilities.

Except as set forth in the Partnership SEC Documents or on Partnership Disclosure Schedule 3.9 (such matters set forth in the Partnership SEC Documents or listed on such Partnership Disclosure Schedule, the “Partnership Disclosed Liabilities”), there are no liabilities or obligations of any member of the Partnership Group of any nature (whether known or unknown and whether accrued, absolute, contingent or otherwise) and there are no facts or circumstances that would reasonably be expected to result in any such liabilities or obligations, whether arising in the context of federal, state or local judicial, regulatory, administrative or permitting agency proceedings, or arising under contract, or otherwise, other than those liabilities and/or obligations incidental to the existence and status of any such member of the Partnership Group as a corporation, limited partnership or limited liability company, as applicable, under the Applicable Laws of its state of organization, such as annual fees owed to such state and fees owed to any registered agent.

Section 3.10 Investment Company Act.

No member of the Partnership Group is an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 3.11 No Adverse Change.

Since December 31, 2017, there has been no Material Adverse Effect with respect to the Partnership Group, taken as a whole.

Section 3.12 Tax Matters.

Except as would not have, individually or in the aggregate, a Material Adverse Effect with respect to the Partnership Group, taken as a whole, and except as set forth on Partnership Disclosure Schedule 3.12: (a) all Tax Returns required to be filed by or with respect to any member of the Partnership Group or its assets have been duly and timely filed (taking into account any extension of time within which to file) and all such Tax Returns are complete and accurate, (b) all Taxes owed by any member of the Partnership Group that are or have become due have been timely paid in full, (c) there are no Liens on any of the assets of any member of the Partnership Group that arose in connection with any failure (or alleged failure) to pay any Tax on any of such assets, other than Liens for Taxes not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings for which an adequate reserve has been established therefor and (d) there is no claim against any member of the Partnership Group for any Taxes, and no assessment, deficiency, or adjustment has been asserted, proposed, or threatened with respect to any Taxes or Tax Returns of or with respect to any member of the Partnership Group.

Section 3.13 Brokerage Arrangements.

Except as set forth on Partnership Disclosure Schedule 3.13, the Partnership has not entered (directly or indirectly) into any agreement with any Person that would obligate the Partnership or any of its post-Closing

Affiliates to pay any commission, brokerage or “finder’s fee” or other similar fee in connection with this Agreement or the Transactions.

Section 3.14 Opinion of Financial Advisor.

The Partnership Conflicts Committee has received the opinion of the Conflicts Committee Financial Advisor, dated as of the Execution Date, to the effect that, as of the date thereof and subject to the qualifications, limitations and assumptions set forth therein, the Exchange Ratio is fair, from a financial point of view, to the Unaffiliated Unitholders.

Section 3.15 Waivers and Disclaimers.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES AND OTHER COVENANTS AND AGREEMENTS MADE BY THE PARTNERSHIP IN THIS AGREEMENT, THE PARTNERSHIP HAS NOT MADE, AND DOES NOT MAKE, AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF

TEGP, TE, MERGER SUB AND THE GENERAL PARTNER

TEGP, TE, Merger Sub and the General Partner, jointly and severally, hereby represent and warrant to the Partnership, as of the Execution Date and except as disclosed in the disclosure schedules delivered to the Partnership on the Execution Date (collectively, the “TEGP Disclosure Schedule”) (it being understood that any information set forth on any TEGP Disclosure Schedule shall be deemed to apply to and qualify only the section or subsection of this Agreement to which it corresponds in number, unless it is reasonably apparent on its face that such information is relevant to other sections or subsections of this Agreement) as follows:

Section 4.1 Organization and Existence.

(a) Each of TEGP, TE, Merger Sub and the General Partner is a limited liability company or limited partnership, as applicable, duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company or limited partnership, as applicable, power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted. Each of TEGP, TE, Merger Sub and the General Partner is duly licensed or qualified to do business and is in good standing in the states in which the character of the properties and assets owned or held by it or the nature of the business conducted by it requires it to be so licensed or qualified, except where the failure to be so licensed or qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the TEGP Group, taken as a whole.

(b) Each of the TEGP Subsidiaries is a corporation, limited liability company or limited partnership, as applicable, duly incorporated or formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate, limited liability company or limited partnership, as applicable, power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted. Each of the TEGP Subsidiaries is duly licensed or qualified to do business and is in good standing in the states in which the character of the properties and assets owned or held by it or the nature of the business conducted by it requires it to be so licensed or qualified, except where the failure to be so licensed or qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the TEGP Group, taken as a whole.

Section 4.2 Authority and Approval.

(a) Each of TEGP, TE, Merger Sub and the General Partner has full limited liability company or limited partnership, as applicable, power and authority to execute and deliver this Agreement, and each has full limited liability company or limited partnership power and authority, as applicable, to consummate the Transactions, including the issuance of the New TEGP Class A Shares by TEGP pursuant to Section 2.3(a)(i) and the issuance of TE Units by TE pursuant to Section 2.3(d), and to perform all of the obligations hereof to be performed by it. The execution and delivery of this Agreement, the consummation of the Transactions and the performance of all of the obligations hereof to be performed by TEGP, TE, Merger Sub and the General Partner have been duly authorized and approved by all requisite limited liability company or limited partnership action of TEGP, TE, Merger Sub and the General Partner, as applicable.

(b) This Agreement has been duly executed and delivered by or on behalf of each of TEGP, TE, Merger Sub and the General Partner and constitutes the valid and legally binding obligation of each of TEGP, TE, Merger Sub and the General Partner, enforceable against each of TEGP, TE, Merger Sub and the General Partner in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights and remedies generally and by general principles of equity (whether applied in a proceeding at law or in equity).

(c) The TEGP Management Board has taken all necessary action so that any Takeover Laws do not, and will not, apply to this Agreement and the consummation of the Transactions, including the Merger and the issuance of the New TEGP Class A Shares.

Section 4.3 No Conflict; Consents.

(a) The execution, delivery and performance of this Agreement by each of TEGP, TE, Merger Sub and the General Partner does not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the Transactions by TEGP, TE, Merger Sub and the General Partner will not, (i) violate, conflict with, result in any breach of or require the consent of any Person under, any of the terms, conditions or provisions of the certificate of limited partnership, certificate of formation, limited partnership agreement or limited liability company agreement, as applicable, of TEGP, TE, Merger Sub or the General Partner; (ii) conflict with or violate any Applicable Law; or (iii) conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, or result in the suspension, termination or cancellation of, or in a right of suspension, termination or cancellation of, any indenture, mortgage, agreement, contract, commitment, license, concession, permit, lease, joint venture or other instrument to which TEGP, TE, Merger Sub or the General Partner is a party or by which it is bound, except in the case of clauses (ii) and (iii) for those items which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect with respect to the TEGP Group, taken as a whole.

(b) No notice to or consent, approval, license, permit, order or authorization of any Governmental Authority or other Person is required to be obtained or made by TEGP, TE, Merger Sub or the General Partner in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, except (i) the filing of the Registration Statement, including, for the avoidance of doubt, the Proxy Statement, with the SEC, (ii) such filings as may be required under applicable state and federal securities Laws, (iii) the filing of a Notification and Report Form pursuant to the HSR Act and the termination or expiration of the waiting period required thereunder and any other filings required under the HSR Act, (iv) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (v) such notices, consents, approvals, licenses, permits, orders or authorizations as have been waived or obtained or with respect to which the time for asserting such right has expired or (vi) for those notices, consents, approvals, licenses, permits, orders or authorizations which individually or in the aggregate would not reasonably be expected to have a Material

Adverse Effect with respect to the TEGP Group, taken as a whole (including such consents, approvals, licenses, permits, orders or authorizations that are not customarily obtained prior to the Closing and are reasonably expected to be obtained in the ordinary course of business following the Closing).

Section 4.4 Capitalization.

(a) Capitalization of TEGP. As of the Execution Date, the issued and outstanding partnership interests of TEGP solely consist of 58,085,002 TEGP Class A Shares (excluding 194,998 TEGP EPSs outstanding as of the Execution Date), 126,709,225 TEGP Class B Shares and the TEGP General Partner Interest. All of such TEGP Class A Shares and TEGP Class B Shares, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the TEGP Partnership Agreement and are fully paid (to the extent required under the TEGP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the DRULPA). The general partner interest represented by the TEGP General Partner Interest has been duly authorized and validly issued in accordance with the TEGP Partnership Agreement. Except as set forth above in this Section 4.4(a) and except as disclosed in the TEGP SEC Documents, there are (i) no authorized or outstanding subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) to purchase or otherwise acquire from TEGP any partnership interests of TEGP, (ii) no commitments on the part of TEGP to issue partnership interests, subscriptions, warrants, options, convertible securities or other similar rights, and (iii) no partnership interests of TEGP reserved for issuance for any such purpose. TEGP has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its partnership interests. Except for this Agreement and the TEGP Partnership Agreement, there is no voting trust or agreement, stockholders agreement, pledge agreement, buy-sell agreement, right of first refusal, preemptive right or proxy relating to any partnership interests of TEGP.

(b) Capitalization of TE. As of the Execution Date, there are issued and outstanding 184,794,227 TE Units, which collectively constitute all of the issued and outstanding limited liability company interests of TE. The limited liability company interests represented by the TE Units have been duly authorized and validly issued in accordance with the TE LLC Agreement and are fully paid (to the extent required under the TE LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the DLLCA). Except as set forth above in this Section 4.4(b) and except as disclosed in the TEGP SEC Documents, there are (i) no authorized or outstanding subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) to purchase or otherwise acquire from TE any limited liability company interests of TE, (ii) no commitments on the part of TE to issue limited liability company interests, subscriptions, warrants, options, convertible securities or other similar rights, and (iii) no limited liability company interests of TE reserved for issuance for any such purpose. Except as disclosed in the TEGP SEC Documents, TE has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its limited liability company interests. Except for this Agreement and the TE LLC Agreement, there is no voting trust or agreement, stockholders agreement, pledge agreement, buy-sell agreement, right of first refusal, preemptive right or proxy relating to any limited liability company interests of TE.

(c) Capitalization of Merger Sub. As of the Execution Date, the only issued and outstanding limited liability company interest of Merger Sub is the Merger Sub Membership Interest. The limited liability company interest represented by the Merger Sub Membership Interest has been duly authorized and validly issued in accordance with the Merger Sub LLC Agreement and is fully paid (to the extent required under the Merger Sub LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the DLLCA). Except as set forth above in this Section 4.4(c), there are (i) no authorized or outstanding subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) to purchase or otherwise acquire from Merger Sub any limited liability company interests of Merger Sub, (ii) no commitments on the part of Merger Sub to issue limited liability company interests, subscriptions, warrants, options, convertible securities or other similar rights, and (iii) no limited liability company interests of Merger Sub reserved for issuance for any such purpose. Merger Sub has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its limited liability company interests. Except for this Agreement and the

Merger Sub LLC Agreement, there is no voting trust or agreement, stockholders agreement, pledge agreement, buy-sell agreement, right of first refusal, preemptive right or proxy relating to any limited liability company interests of Merger Sub.

(d) Capitalization of the General Partner. As of the Execution Date, the only issued and outstanding limited liability company interest of the General Partner is the General Partner Membership Interest. The limited liability company interest represented by the General Partner Membership Interest has been duly authorized and validly issued in accordance with the General Partner LLC Agreement and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the DLLCA). Except as set forth above in this Section 4.4(d), there are (i) no authorized or outstanding subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) to purchase or otherwise acquire from the General Partner any limited liability company interests of the General Partner, (ii) no commitments on the part of the General Partner to issue limited liability company interests, subscriptions, warrants, options, convertible securities or other similar rights, and (iii) no limited liability company interests of the General Partner reserved for issuance for any such purpose. The General Partner has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its limited liability company interests. Except for this Agreement and the General Partner LLC Agreement, there is no voting trust or agreement, stockholders agreement, pledge agreement, buy-sell agreement, right of first refusal, preemptive right or proxy relating to any limited liability company interests of the General Partner.

Section 4.5 Issuance of Equity Interests.

(a) (i) The issuance by TEGP of the New TEGP Class A Shares to be issued in connection with the Merger pursuant to this Agreement, and the limited partner interests represented thereby, has been duly authorized by or on behalf of TEGP pursuant to the TEGP Partnership Agreement; (ii) such New TEGP Class A Shares, when issued and delivered in accordance with the terms of this Agreement and the TEGP Partnership Agreement, will be validly issued, fully paid (to the extent required by the TEGP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the DRULPA); and (iii) such New TEGP Class A Shares will be free of any and all Liens and restrictions on transfer, other than restrictions on transfer under the TEGP Partnership Agreement, the DRULPA and applicable state and federal securities Laws.

(b) The TEGP Class A Shares issued and outstanding as of the Execution Date are listed on the NYSE, and TEGP has not received any notice of delisting.

(c) On the Closing Date, the New TEGP Class A Shares to be issued in connection with the Merger will have those rights, preferences, privileges and restrictions governing the TEGP Class A Shares as set forth in the TEGP Partnership Agreement.

(d) The issuance by TE of the TE Units to be issued to TEGP pursuant to this Agreement, and the limited liability company interests represented thereby: (i) has been duly authorized by or on behalf of TE pursuant to the TE LLC Agreement; (ii) such TE Units, when issued and delivered in accordance with the terms of this Agreement and the TE LLC Agreement, will be validly issued, fully paid (to the extent required under the TE LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the DLLCA); and (iii) such TE Units will be free of any and all Liens and restrictions on transfer, other than restrictions on transfer under the TE LLC Agreement, the DLLCA and applicable state and federal securities Laws.

Section 4.6 Title to Assets.

Except as set forth on TEGP Disclosure Schedule 4.6:

(a) as of the Execution Date, TEGP owns, beneficially and of record, 58,085,002 TE Units and holds good title, free and clear of all Liens, to such TE Units (except as set forth in the TE LLC Agreement and restrictions under applicable federal and state securities Laws), and, in its capacity as the Managing Member (as defined in the TE LLC Agreement) of TE has control of the affairs and business of TE subject to the limitations set forth in the TE LLC Agreement. TEGP owns no Equity Interests in any other Person other than the TE Units set forth in this Section 4.6(a).

(b) as of the Execution Date, TE owns, beneficially and of record, (i) 25,619,218 Partnership Common Units, (ii) the Holdco Membership Interest and (iii) the General Partner Membership Interest (collectively, the “TE-Owned Interests”) and holds good title, free and clear of all Liens, to such TE-Owned Interests (except as set forth in the TEP Partnership Agreement, the Holdco LLC Agreement or the General Partner LLC Agreement, as applicable, and restrictions under applicable federal and state securities Laws). Except as set forth in Section 4.6(d), TE owns no Equity Interests in any other Person other than the TE-Owned Interests set forth in this Section 4.6(b).

(c) the General Partner owns, beneficially and of record, the Partnership General Partner Interest and the Incentive Distribution Rights and holds good title, free and clear of all Liens, to such Partnership General Partner Interest and Incentive Distribution Rights (except as set forth in the TEP Partnership Agreement and restrictions under applicable federal and state securities Laws). The General Partner owns no Equity Interests in any other Person other than the Partnership General Partner Interest and the Incentive Distribution Rights set forth in this Section 4.6(c).

(d) (i) TE owns, beneficially and of record, a 100% limited liability company interest (the “Development Holdco Interest”) in Tallgrass Development Holdings, LLC, a Delaware limited liability company (“Development Holdco”), and holds good title, free and clear of all Liens, to the Development Holdco Interest (except as set forth in the Development Holdco LLC Agreement and restrictions under applicable federal and state securities Laws). Development Holdco owns, beneficially and of record, a 100% limited liability company interest (the “REX Holdings Interest”) in Rockies Express Holdings, LLC, a Delaware limited liability company (“REX Holdings”), and holds good title, free and clear of Liens, to the REX Holdings Interest (except as set forth in the REX Holdings LLC Agreement and restrictions under applicable federal and state securities Laws). REX Holdings owns, beneficially and of record, a 25.01% limited liability company interest (the “REX Interest”) in Rockies Express Pipeline LLC, a Delaware limited liability company (“REX”), and holds good title, free and clear of all Liens, to the REX Interest (except as set forth in the REX LLC Agreement and restrictions under applicable federal and state securities Laws). The Development Holdco Interest, the REX Holdings Interest and the REX Interest have been duly authorized and are validly issued in accordance with the Development Holdco LLC Agreement, the REX Holdings LLC Agreement or the REX LLC Agreement, as applicable, and are fully paid (to the extent required under the Development Holdco LLC Agreement, the REX Holdings LLC Agreement or the REX LLC Agreement, as applicable) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the DLLCA).

(ii) there are (A) no authorized or outstanding subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) to purchase or otherwise acquire from Development Holdco any limited liability company interests of Development Holdco, (B) no commitments on the part of Development Holdco to issue limited liability company interests, subscriptions, warrants, options, convertible securities or other similar rights and (C) no limited liability company interests of Development Holdco reserved for issuance for any such purpose. Development Holdco has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its limited liability company interests. Except for the

Development Holdco LLC Agreement, there is no voting trust or agreement, stockholders agreement, pledge agreement, buy-sell agreement, right of first refusal, preemptive right or proxy relating to any limited liability company interests of Development Holdco. Development Holdco owns no limited liability company interests in any other Person other than the REX Holdings Interest.

(iii) there are (A) no authorized or outstanding subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) to purchase or otherwise acquire from REX Holdings any limited liability company interests of REX Holdings, (B) no commitments on the part of REX Holdings to issue limited liability company interests, subscriptions, warrants, options, convertible securities or other similar rights and (C) no limited liability company interests of REX Holdings reserved for issuance for any such purpose. REX Holdings has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its limited liability company interests. Except for the REX Holdings LLC Agreement, there is no voting trust or agreement, stockholders agreement, pledge agreement, buy-sell agreement, right of first refusal, preemptive right or proxy relating to any limited liability company interests of REX Holdings. REX Holdings owns no limited liability company interests in any other Person other than the REX Interest. REX Holdings has made all required capital contributions to REX through the Execution Date.

Section 4.7 Litigation; Laws and Regulations.

Except as set forth on TEGP Disclosure Schedule 4.7:

(a) There are no Actions pending or, to TEGP’s Knowledge, threatened that (i) question or involve the validity or enforceability of any of TEGP’s, TE’s, Merger Sub’s or the General Partner’s obligations under this Agreement or (ii) seek (A) to prevent or delay the consummation by TEGP, TE, Merger Sub or the General Partner of the Transactions or (B) damages in connection with any such consummation.

(b) None of TEGP, TE, Merger Sub or the General Partner is in violation of or in default under any Applicable Law, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the TEGP Group, taken as a whole.

Section 4.8 Books and Records.

Accurate copies of the respective books of account, minute books and stock or other equity record books of TEGP and the TEGP Subsidiaries have been made available to the Partnership for inspection.

Section 4.9 Transactions with Affiliates.

Except as otherwise disclosed in the TEGP SEC Documents, no member of the TEGP Group is a party to any agreement, contract or arrangement between itself, on the one hand, and any other member of the TEGP Group, on the other hand.

Section 4.10 TEGP SEC Documents.

(a) TEGP has filed or otherwise transmitted all forms, reports, statements, certifications and other documents (including all exhibits, amendments and supplements thereto) required to be filed by it with the SEC since December 31, 2017 (all such forms, reports, statements, certificates and other documents filed since December 31, 2017, and prior to the Execution Date, including, for the avoidance of doubt, TEGP’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 13, 2018, collectively, the “TEGP SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, each of the TEGP SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and the applicable rules and regulations promulgated thereunder, as the case may be, each as in effect on the date so filed. As of their respective filing dates (or, if amended or superseded by a subsequent filing prior to the Execution Date, as of the date of such amendment or superseding filing), none of the TEGP SEC Documents contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the Execution Date, there are no outstanding or unresolved comments received from the SEC staff with respect to the TEGP SEC Documents.

(b) The audited consolidated financial statements (including any related notes thereto) included in TEGP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of TEGP and its consolidated subsidiaries at the respective dates thereof and the results of operations and cash flows of TEGP and its consolidated subsidiaries for the periods indicated.

(c) TEGP maintains disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) designed to ensure that material information relating to TEGP, including its consolidated subsidiaries, is made known to the principal executive officer and the principal financial officer of TEGP by others within those entities; and such disclosure controls and procedures are effective to ensure that information required to be disclosed by TEGP in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms. TEGP maintains internal control over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

Section 4.11 Undisclosed Liabilities.

Except as set forth in the TEGP SEC Documents or on TEGP Disclosure Schedule 4.11 (such matters set forth in the TEGP SEC Documents or listed on such TEGP Disclosure Schedule, the “TEGP Disclosed Liabilities”), there are no liabilities or obligations of TEGP of any nature (whether known or unknown and whether accrued, absolute, contingent or otherwise) and there are no facts or circumstances that would reasonably be expected to result in any such liabilities or obligations, whether arising in the context of federal, state or local judicial, regulatory, administrative or permitting agency proceedings, or arising under contract, or otherwise, other than (a) those liabilities and/or obligations incidental to its existence and status as a Delaware limited partnership, such as annual fees owed to the State of Delaware and fees owed to a Delaware registered agent, and (b) except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the TEGP Group, taken as a whole.

Section 4.12 Investment Company Act.

No member of the TEGP Group is an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 4.13 No Adverse Change.

Since December 31, 2017, there has been no Material Adverse Effect with respect to the TEGP Group, taken as a whole.

Section 4.14 Tax Matters.

Except as would not have, individually or in the aggregate, a Material Adverse Effect with respect to the TEGP Group, taken as a whole, and except as set forth on TEGP Disclosure Schedule 4.14: (a) all Tax Returns required to be filed by or with respect to any member of the TEGP Group or its assets have been duly and timely filed (taking into account any extension of time within which to file) and all such Tax Returns are complete and accurate, (b) all Taxes owed by any member of the TEGP Group that are or have become due have been timely paid in full, (c) there are no Liens on any of the assets of any member of the TEGP Group that arose in connection with any failure (or alleged failure) to pay any Tax on any of such assets, other than Liens for Taxes not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings for which an adequate reserve has been established therefor, (d) there is no claim against any member of the TEGP Group for any Taxes, and no assessment, deficiency, or adjustment has been asserted, proposed, or threatened with respect to any Taxes or Tax Returns of or with respect to any member of the TEGP Group, (e) TEGP has not constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code in the two years prior to the Execution Date or in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the Transactions and (f) TEGP (i) effective as of April 1, 2015, made an election under Treasury Regulation Section 301.7701-3 to be classified as an association treated as a corporation for U.S. federal income tax purposes, (ii) is treated as a corporation for state and local income tax purposes to the extent such state or local jurisdiction follows U.S. federal income tax classifications, and (iii) has not made any other election under Treasury Regulation Section 301.7701-3.

Section 4.15 Brokerage Arrangements.

Except as set forth on TEGP Disclosure Schedule 4.15, none of TEGP, TE, Merger Sub or the General Partner has entered (directly or indirectly) into any agreement with any Person that would obligate such Party or any of its Affiliates to pay any commission, brokerage or “finder’s fee” or other similar fee in connection with this Agreement or the Transactions.

Section 4.16 Waivers and Disclaimers.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES AND OTHER COVENANTS AND AGREEMENTS MADE BY TEGP, TE, MERGER SUB AND THE GENERAL PARTNER IN THIS AGREEMENT, SUCH PARTIES HAVE NOT MADE, AND DO NOT MAKE, AND SPECIFICALLY NEGATE AND DISCLAIM ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT.

ARTICLE V

COVENANTS

Section 5.1 Conduct of the Parties.

(a) Conduct of the Partnership. Except (x) as provided in this Agreement, (y) as required by Applicable Law, or (z) as consented to in writing by TEGP (which consent shall not be unreasonably withheld, delayed or conditioned), during the period from the Execution Date until the Effective Time, (i) the General Partner shall cause the Partnership and its Subsidiaries to conduct their respective businesses in the ordinary course of business consistent with past practice, and (ii) the General Partner shall not, and shall not permit the Partnership to, cause the amendment of the certificate of limited partnership of the Partnership or the TEP Partnership Agreement, or the certificate of formation of the General Partner or the General Partner LLC Agreement, in each case, to the extent that any such amendment would reasonably be expected to (A) prohibit, prevent or materially hinder, impede or delay the ability of the Parties to satisfy any conditions to, or the consummation of, the Transactions or (B) adversely impact the holders of Partnership Common Units in any material respect.

(b) Conduct of TEGP. Except (1) as provided in this Agreement, (2) as set forth on TEGP Disclosure Schedule 5.1, (3) as required by Applicable Law, (4) as reasonably necessary or advisable in connection with the making of one or more capital contributions by REX Holdings to REX in order to fund the REX Notes Payoff Amount on or before the REX Maturity Date, or (5) as consented to in writing by the Partnership Conflicts Committee (such consent shall not be unreasonably withheld, delayed or conditioned), during the period from the Execution Date to the Effective Time, TEGP shall not, and shall not permit any member of the TEGP Group to, as applicable:

(i) amend (x) TEGP’s certificate of limited partnership or the TEGP Partnership Agreement or (y) TE’s certificate of formation or the TE LLC Agreement, in each case, to the extent such amendment would reasonably be expected to (A) prohibit, prevent or materially hinder, impede or delay the ability of the Parties to satisfy any of the conditions to, or the consummation of, the Transactions or (B) have a material adverse effect on the value of the Merger Consideration to be received by the holders of Partnership Public Units in the Merger;

(ii) declare, set aside or pay any distribution payable in cash, stock or property, other than (A) regular quarterly cash distributions in respect of TEGP Interests approved by the TEGP Management Board in accordance with the TEGP Partnership Agreement, (B) cash distributions in respect of TE Units in accordance with the TE LLC Agreement and (C) cash distributions in respect of the General Partner Membership Interest in accordance with the General Partner LLC Agreement;

(iii) make any acquisition or disposition, directly or indirectly (including by merger, consolidation, acquisition of assets, tender or exchange offer or otherwise), of any business or any corporation, partnership, limited liability company, joint venture or other business organization or division thereof or any property or assets of any other Person, other than (A) acquisitions or dispositions in the ordinary course of business and (B) any acquisition or disposition that is not, individually, material to the TEGP Group, taken as a whole;

(iv) split, combine, divide, subdivide, reverse split, reclassify, recapitalize or effect any other similar transaction with respect to any of such entity’s capital stock or other equity interests;

(v) adopt a plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation or other reorganization, in each case, that would not reasonably be expected to (A) prohibit, prevent or materially hinder, impede or delay the ability of the Parties to satisfy any of the conditions to, or the consummation of, the Transactions or (B) materially negatively impact the value of the Merger Consideration to be received by the holders of Partnership Public Units in the Merger;

(vi) issue, deliver or sell any Equity Interests of TEGP for cash; provided, however, that this Section 5.1(b)(vi) shall not restrict or limit the ability of TEGP to make equity grants to its or its Affiliates’ employee benefit plans or as permitted pursuant to Section 5.1(b)(vii); provided, further, that nothing in this Section 5.1(b)(vi) shall be deemed to restrict the vesting and/or payment, or the acceleration of the vesting and/or payment, of any awards consisting of TEGP Class A Shares or other equity awards in accordance with the terms of any existing equity-based, bonus, incentive, performance or other compensation plan or arrangement or employee benefit plan (including in connection with any equity award holder’s termination of service); and provided, further, that, for the avoidance of doubt, nothing in this Section 5.1(b)(vi) shall be deemed to restrict the exchange of TEGP Class B Shares, together with a corresponding number of TE Units, for TEGP Class A Shares in accordance with the TEGP Partnership Agreement and the TE LLC Agreement;

(vii) grant any awards consisting of shares of TEGP Class A Shares or other Equity Interests of TEGP under any equity-based, bonus, incentive, performance or other compensation plan or arrangement or employee benefit plan, other than (A) in the ordinary course of business consistent with past practice, (B) as retention incentives, or (C) the payment of bonuses in the form of equity-based awards;

(viii) waive, release, assign, settle or compromise any Actions to which a member of the TEGP Group is party seeking damages or an injunction or other equitable relief, which waiver, release, settlement or compromise would reasonably be expected to result in a Material Adverse Effect with respect to the TEGP Group, taken as a whole;

(ix) other than in the ordinary course of business, (A) incur, assume, guarantee or otherwise become liable for any indebtedness (directly, contingently or otherwise), other than borrowings under existing revolving credit facilities, or (B) create any Lien on the property of any member of the TEGP Group to secure indebtedness; or

(x) (A) agree, in writing or otherwise, to take any of the foregoing actions, or (B) agree, in writing or otherwise, to take any action that would reasonably be expected to prohibit, prevent or materially hinder, impede or delay the ability of the Parties to satisfy any of the conditions to, or the consummation of, the Transactions.

(c) No Prohibited Action. From the Execution Date until the Closing Date, neither TEGP nor the Partnership shall, nor shall it cause any of its Subsidiaries to, take any action prohibited by this Agreement or fail to take any action required by this Agreement that, in either case, would be reasonably likely to (i) prohibit, prevent or materially hinder, impede or delay the ability of the Parties to satisfy any conditions to, or the consummation of, the Transactions or (ii) result in the failure of a condition to closing pursuant to Article VI.

(d) Prompt Notification. From the Execution Date until the Closing Date, each of TEGP and the Partnership shall, and shall cause its Subsidiaries to, promptly notify the other Party in writing of (i) any event, condition or circumstance that could reasonably be expected to result in any of the conditions set forth in Article VI not being satisfied at the Effective Time, and (ii) any material breach by the notifying party of any covenant, obligation or agreement contained in this Agreement; provided, however, that the delivery of any notice pursuant to this Section  5.1(d) shall not limit or otherwise affect the remedies available hereunder to the notified Party.

Section 5.2 Access to Information; Confidentiality.

(a) Upon reasonable notice, from the Execution Date to the Closing Date, each Party shall, and shall cause its Subsidiaries to, (i) afford the other Parties and their respective officers, employees, counsel, accountants and other authorized representatives, reasonable access, during normal business hours, to all of its properties, books, contracts, commitments and records and to its officers, employees, counsel, accountants, or other representatives and (ii) if applicable, furnish promptly to each other Party (A) a copy of each material report, schedule and other document filed by it pursuant to the requirements of applicable federal or state securities Laws (other than reports or documents that the Partnership or TEGP, or their respective Subsidiaries, as the case may be, are not permitted to disclose under Applicable Law) and (B) all other information concerning the business, properties and personnel of such Party as such other Party may reasonably request. No Party shall be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of the Partnership Conflicts Committee or the institution in possession or control of such information or contravene any Law, fiduciary duty or binding agreement entered into prior to the Execution Date. The Parties shall make reasonable and appropriate substitute disclosure arrangements under circumstances in which the restrictions referred to in the preceding sentence apply.

(b) Each Party agrees that it (i) shall not use any information obtained pursuant to this Section 5.2 or Section 5.5 for any purpose unrelated to (A) the consummation of the Transactions or (B) the matters contemplated by Section 5.5, in accordance with the terms thereof, and (ii) shall hold all information and documents obtained pursuant to this Section 5.2 and Section 5.5 in confidence; provided, however, the foregoing restrictions shall not apply to any information obtained pursuant to this Section 5.2 or Section 5.5 to which such Party was, prior to the Execution Date, entitled to receive pursuant to Applicable Law or any contract or agreement other than this Agreement. No investigation by any Party of the business and affairs of another Party shall affect, or be deemed to modify or waive, any representation, warranty, covenant or other agreement in this Agreement, or the conditions to any Party’s obligation to consummate the Transactions.

Section 5.3 Registration Statement.

(a) Preparation of the Registration Statement. Each of the Parties agrees to cooperate in the preparation of a registration statement on Form S-4 (the “Registration Statement”), including a joint proxy statement and other proxy solicitation materials of the Partnership and prospectus of TEGP constituting a part thereof (the “Proxy Statement”) and all related documents, to be filed by TEGP with the SEC in order to register the issuance of the New TEGP Class A Shares to be issued in the Merger, as contemplated by this Agreement. Provided each of the other Parties has cooperated in the preparation of the Registration Statement as provided in this Section 5.3(a), TEGP shall use its commercially reasonable efforts to file the Registration Statement with the SEC as promptly as reasonably practicable, and in any event within twenty (20) days, following the Execution Date. Each of TEGP and the Partnership shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, and to maintain the Registration Statement in effect until the earlier of the consummation of the Transactions or the termination of this Agreement in accordance with Article VII. Each of the Parties also agrees to use its commercially reasonable efforts to obtain all necessary state securities Law or “Blue Sky” permits and approvals required to consummate the Transactions. Each of the Parties agrees to furnish to the other Parties all information concerning the members of the TEGP Group and the members of the Partnership Group, as applicable, and to take such other action as may be reasonably requested in connection with the foregoing.

(b) Information Supplied. Each of the Parties agrees, as to itself and its Subsidiaries, that (i) none of the information supplied or to be supplied by it for inclusion or incorporation by reference in the Registration Statement will, at the time the Registration Statement and each amendment or supplement thereto, if any, becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) none of the information supplied or to be supplied by it for inclusion or incorporation by reference in the Proxy Statement forming a part of the Registration Statement, and any amendment or supplement thereto, will, at the date such Proxy Statement is mailed to the holders of Partnership Common Units, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the Parties further agrees that, if it shall become aware prior to the Closing Date of any information that would cause any of the statements in the Registration Statement or the Proxy Statement forming a part thereof to be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not false or misleading, it will promptly inform the other Parties of such information and take the necessary steps to correct such information in an amendment or supplement to the Registration Statement or the Proxy Statement forming a part thereof, as applicable.

(c) SEC Correspondence. Each of TEGP and the Partnership shall (i) promptly notify the other Party of receipt of any comments from the SEC or its staff regarding, and any requests by the SEC or its staff for amendments or supplements to or additional information regarding, the Registration Statement and (ii) promptly supply the other Party with copies of all correspondence between such Party and its employees, counsel, accountants and other authorized representatives, on the one hand, and the SEC or its staff, on the other hand, with respect thereto. TEGP and the Partnership shall use their respective commercially reasonable efforts to respond to any comments of the SEC or its staff with respect to the Registration Statement as promptly as practicable following receipt thereof from the SEC or its staff.

(d) Distribution of Proxy Statement. The Partnership shall distribute, or cause the distribution of, the Proxy Statement to holders of Partnership Common Units as promptly as practicable after the Registration Statement is declared effective under the Securities Act.

(e) Registration of TEGP Class A Shares Subject to Assumed EPUs. On the Closing Date, to the extent necessary to register the issuance of the TEGP Class A Shares subject to Assumed EPUs, TEGP shall use its commercially reasonable efforts to file with the SEC a registration statement on Form S-8, a post-effective amendment to Form S-3, or, in each case, any successor form thereto, or such other registration statement or amendment as may be required in order to register the issuance of such TEGP Class A Shares. TEGP shall use its commercially reasonable efforts to maintain in effect such registration statement, including any related prospectus or prospectuses, for so long as such Assumed EPUs continue to be outstanding and unvested.

Section 5.4 Partnership Limited Partner Meeting.

(a) Partnership Limited Partner Meeting. Subject to the terms and conditions of this Agreement, the General Partner shall take, for and on behalf of the Partnership, in accordance with the TEP Partnership Agreement, Applicable Law, and applicable stock exchange rules, and as soon as practicable following the Execution Date, all action necessary to set a record date for, call, give notice of, hold and convene an appropriate meeting of the holders of Partnership Common Units to consider and vote upon the approval of this Agreement and the Transactions, including, for the avoidance of doubt, the Merger, and any other matters required to be approved by the holders of Partnership Common Units in connection with the Transactions (including any adjournment or postponement, the “Meeting”).

(b) General Partner Recommendation. Subject to Section 5.5, each of the General Partner Board and the Partnership Conflicts Committee shall recommend approval of this Agreement and the Transactions, to the holders of Partnership Common Units (the “General Partner Recommendation”) and shall not (i) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to TEGP, the General Partner Recommendation; (ii) if any Acquisition Proposal has been made public, fail to issue a press release recommending against such Acquisition Proposal and reaffirming the General Partner Recommendation, if requested by TEGP in writing, within the earlier of (x) ten (10) Business Days after such written request and (y) two (2) Business Days before the Meeting; provided, however, that TEGP may only make such request once with respect to a particular Acquisition Proposal unless such Acquisition Proposal is materially modified, in which case TEGP may make such request once with respect to each such material modification; (iii) fail to announce publicly, within ten Business Days after a tender offer or exchange offer relating to any securities of the Partnership has been commenced, that the General Partner Board and the Partnership Conflicts Committee recommend rejection of such tender or exchange offer; (iv) fail to include such General Partner Recommendation in the Proxy Statement; or (v) resolve or publicly propose to do any of the foregoing (any such action, a “Partnership Adverse Recommendation Change”). Subject to Section 5.5, the General Partner shall use reasonable best efforts to obtain from the holders of Partnership Common Units the Partnership Limited Partner Approval. Without limiting the generality of the foregoing, the obligations of the General Partner, for and on behalf of the Partnership, set forth in Section 5.4(a) shall not be affected by a Partnership Adverse Recommendation Change. Notwithstanding anything in this Agreement to the contrary, (A) the General Partner may postpone or adjourn the Meeting (1) to solicit additional proxies for the purpose of obtaining the Partnership Limited Partner Approval, (2) in the absence of quorum, or (3) to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that the General Partner has determined after consultation with outside legal counsel is necessary under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the holders of Partnership Common Units prior to the Meeting, and (B) the General Partner Board or the Partnership Conflicts Committee, as applicable, may cause the General Partner to postpone or adjourn the Meeting if the General Partner Board or the Partnership Conflicts Committee has delivered any notice contemplated by Section 5.5(b) and the time periods contemplated by Section 5.5(b) have not expired.

(c) Agreement to Support. Contemporaneously with the execution and delivery of this Agreement, TE has executed and delivered the Support Agreement.

Section 5.5 Acquisition Proposals; Partnership Adverse Recommendation Change.

(a) (i) The General Partner, for and on behalf of the Partnership, shall not, and the Partnership Subsidiaries shall not, and shall use reasonable best efforts to cause their respective officers, employees, counsel, accountants and other authorized representatives not to, directly or indirectly, (A) initiate, solicit or knowingly encourage or facilitate the submission of any Acquisition Proposal, (B) participate in any discussions or negotiations regarding, or furnish to any Person any non-public information regarding, the Partnership in connection with any Acquisition Proposal, (C) approve, endorse, recommend or enter into any contract or agreement in principle, whether written or oral, with any Person (other than a member of the TEGP Group) concerning an Acquisition Proposal (except in compliance with Section 5.5(a)(ii)), (D) terminate, amend, release, modify or fail to enforce any provision of, or grant any permission, waiver or request under, any standstill, confidentiality or similar contract entered into in compliance with Section 5.5(a)(ii) by the General Partner or one or more of the members of the Partnership Group in respect of or in contemplation of an Acquisition Proposal, (E) take any action to make the provisions of any Takeover Laws inapplicable to any transactions contemplated by any Acquisition Proposal, or (F) resolve or publicly propose or announce to do any of the foregoing.

(ii) If the General Partner, any member of the Partnership Group, or any of their respective officers, employees, counsel, accountants or other authorized representatives receives a Bona Fide Acquisition Proposal, the General Partner shall, or shall cause such Person, as applicable, to, promptly deliver such Bona Fide Acquisition Proposal to the General Partner Board and the Partnership Conflicts Committee. Notwithstanding the foregoing, but subject to the limitations in Section 5.5(a)(i), prior to obtaining Partnership Limited Partner Approval, the General Partner, for and on behalf of the Partnership, may furnish any information to and enter into or participate in discussions or negotiations with, any Person that makes a Bona Fide Acquisition Proposal (such Person making such a proposal, a “Receiving Party”), if (A) either or both of the General Partner Board or the Partnership Conflicts Committee, after consultation with its or their respective outside legal counsel(s) and financial advisors, determines in good faith (1) that such Acquisition Proposal constitutes or is reasonably likely to result in a Superior Proposal and (2) that failure to permit the General Partner to furnish information to, or enter into or participate in discussions or negotiations with, such Receiving Party would be inconsistent with their respective duties to the holders of Partnership Common Units under Applicable Law, as modified by the TEP Partnership Agreement, and (B) prior to the General Partner furnishing any non-public information or data pertaining to the Partnership or any of its Subsidiaries (the “Non-Public Information”) to such Receiving Party, (1) the Partnership receives from such Receiving Party an executed Confidentiality Agreement, (2) the Partnership furnishes a copy of such executed Confidentiality Agreement to TEGP and (3) the Partnership notifies TEGP of the identity of such Receiving Party.

(iii) The Partnership agrees that any breach of the restrictions or obligations set forth in this Section 5.5(a) by the Partnership Conflicts Committee or, to the extent directed by the Partnership Conflicts Committee, any of its authorized representatives, shall constitute a breach of this Section 5.5(a) by the Partnership.

(iv) The General Partner, for and on behalf of the Partnership, shall, as promptly as practicable (and in any event within 24 hours of receipt) advise TEGP orally and in writing of any Acquisition Proposal and the material terms and condition of any such Acquisition Proposal (including any changes thereto) and the identity of the Person making any such Acquisition Proposal. The Partnership shall keep TEGP informed on a reasonably current basis of material developments to the status and details regarding any such Acquisition Proposal (including changes thereto).

(b) Notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the Partnership Limited Partner Approval, either or both of the General Partner Board or the Partnership Conflicts Committee may make a Partnership Adverse Recommendation Change if, after consultation with its or their respective outside legal counsel(s) and financial advisors, the General Partner Board and/or the Partnership Conflicts Committee (as the case may be) determines in good faith that the failure to make a Partnership Adverse Recommendation Change would be inconsistent with their respective duties to the holders of Partnership Common Units under Applicable Law, as modified by the TEP Partnership Agreement. Notwithstanding the foregoing, (x) no such Partnership Adverse Recommendation Change shall be made other than in response to

(1) a Superior Proposal that did not result from a breach of this Section 5.5 or (2) an Intervening Event and (y) neither the General Partner Board nor the Partnership Conflicts Committee, as the case may be, shall be entitled to exercise its right to make a Partnership Adverse Recommendation Change pursuant to this Section 5.5(b) unless:

(i) the General Partner Board or the Partnership Conflicts Committee (as the case may be) has provided prior written notice to TEGP specifying in reasonable detail the reasons for making a Partnership Adverse Recommendation Change (including, in the case of a Superior Proposal, a description of the material terms of such Superior Proposal and in the case of an Intervening Event, a description of the material events giving rise to the Intervening Event) at least four days in advance of its intention to take action with respect to a Partnership Adverse Recommendation Change, unless at the time such notice is required to be given there are less than four days prior to the Meeting, in which case the General Partner Board or the Partnership Conflicts Committee (as the case may be) shall provide as much notice as is reasonably practicable (the period inclusive of all such days, the “Partnership Notice Period”); and

(ii) during the Partnership Notice Period, the General Partner Board or the Partnership Conflicts Committee (as the case may be) has negotiated with the TEGP Management Board in good faith (to the extent the TEGP Management Board desires to negotiate) to make such adjustments in the terms and conditions of this Agreement so that the failure to effect such Partnership Adverse Recommendation Change would not be inconsistent with the General Partner Board’s and/or the Partnership Conflicts Committee’s (as the case may be) duties to holders of Partnership Common Units under Applicable Law, as modified by the TEP Partnership Agreement; provided, however, that any material amendment to the terms of a Superior Proposal, if applicable, shall require a new notice pursuant to this Section 5.5 and a new Partnership Notice Period, except that such new Partnership Notice Period in connection with any material amendment shall be for two days from the time TEGP receives such notice (as opposed to four days).

(c) Nothing contained in this Agreement shall prevent the Partnership, the General Partner, the General Partner Board or the Partnership Conflicts Committee from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to an Acquisition Proposal if the General Partner Board or the Partnership Conflicts Committee determines in good faith (after consultation with its outside legal counsel) that its failure to do so would be reasonably likely to constitute a violation of Applicable Law; provided, however, that the General Partner Recommendation is expressly reaffirmed in any such communication unless a Partnership Adverse Recommendation Change has occurred in accordance with Section 5.5(b).

Section 5.6 Commercially Reasonable Efforts; Further Assurances.

From and after the Execution Date, upon the terms and subject to the conditions hereof, each of the Parties shall use its commercially reasonable efforts to (a) take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate and make effective the Transactions as promptly as practicable (but in any event before a termination of this Agreement) and (b) defend any lawsuits or other Actions, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions or seek to have lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the Transactions. Without limiting the foregoing but subject to the other terms of this Agreement, the Parties agree that, from time to time, whether before, at or after the Closing Date, each of them will execute and deliver, or cause to be executed and delivered, such instruments of assignment, transfer, conveyance, endorsement, direction or authorization as may be necessary to consummate and make effective the Transactions. Notwithstanding the foregoing, nothing in this Agreement will require any Party to hold separate or make any divestiture not expressly contemplated herein of any asset or otherwise agree to any restriction on its operations or other condition in order to obtain any consent or approval or other clearance required by this Agreement.

Section 5.7 No Public Announcement.

On the Execution Date, TEGP and the Partnership shall issue a joint press release with respect to the execution of this Agreement and the Transactions, which press release shall be reasonably satisfactory to TEGP Management and the Partnership Conflicts Committee. Except in connection with a Partnership Adverse Recommendation Change, if any, no Party shall issue any other press release or make any other public announcement concerning this Agreement or the Transactions (to the extent not previously issued or made in accordance with this Agreement) (other than as may be required by Applicable Law or pursuant to the rules of the NYSE, in which event the Party making the public announcement or press release shall, to the extent practicable, notify TEGP and the Partnership in advance of such public announcement or press release) without the prior approval of TEGP or the Partnership, which approval shall not be unreasonably withheld, delayed or conditioned.

Section 5.8 Expenses.

Except as provided in Section 7.6, whether or not the Transactions are consummated, all costs and expenses incurred in connection with this Agreement, including legal fees, accounting fees, financial advisory fees and other professional and non-professional fees and expenses, shall be paid by the Party incurring such expenses, except that TE and the Partnership shall each pay for one-half of (a) any filing fees with respect to the Registration Statement, including, for the avoidance of doubt, the Proxy Statement, (b) the costs of printing and mailing of the Proxy Statement and (c) any filing fees and other costs and expenses relating to the preparation of any filing with a Governmental Authority required in connection with the Transactions, including any filings required under the HSR Act.

Section 5.9 Regulatory Issues.

(a) The Parties shall cooperate fully with respect to any filing, submission or communication with a Governmental Authority having jurisdiction over the Transactions. Such cooperation shall include each of the Parties: (i) providing, in the case of oral communications with a Governmental Authority, advance notice of any such communication and, to the extent permitted by Applicable Law, an opportunity for each other Party to participate; (ii) providing, in the case of written communications, an opportunity for each other Party to comment on any such communication and provide the other with a final copy of all such communications; and (iii) complying promptly with any request for information from a Governmental Authority (including an additional request for information and documentary material), unless directed not to do so by any other Party. All cooperation shall be conducted in such a manner so as to preserve all applicable privileges.

(b) In furtherance and not in limitation of the foregoing, the Parties shall cooperate fully to (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable, and in any event within ten Business Days after the Execution Date (unless a later date is mutually agreed to by the Parties) and (ii) supply as promptly as practicable any additional information and documentary material that may be requested by any Governmental Authority pursuant to the HSR Act and use its reasonable best efforts to take, or cause to be taken, all other actions consistent with this Section 5.9(b) necessary to cause the expiration or termination of any applicable waiting periods under the HSR Act as promptly as practicable (and in any event no later than the Termination Date).

Section 5.10 Listing of New TEGP Class A Shares.

TEGP shall use its reasonable best efforts to cause the New TEGP Class  A Shares to be approved for listing on the NYSE (subject, if applicable, to notice of issuance) prior to the Effective Time.

Section 5.11 Termination of Trading and Deregistration of Partnership Common Units.

The Partnership shall cooperate with TEGP, and shall use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under

Applicable Law and rules of the NYSE to cause (a) the delisting of the Partnership Common Units on the NYSE and the termination of trading of the Partnership Common Units on the Closing Date and prior to the Effective Time and (b) the deregistration of the Partnership Common Units under the Exchange Act as promptly as practicable after the Effective Time.

Section 5.12 Distributions.

(a) Until the earlier of the Effective Time and the termination of this Agreement in accordance with Article VII, TEGP will use its commercially reasonable efforts to cause the General Partner Board to declare and cause the Partnership to pay regular quarterly cash distributions to holders of Partnership Common Units (i) declared, set aside or paid, as applicable, pursuant to the TEP Partnership Agreement, (ii) paid in the ordinary course of business consistent with past practice or (iii) in accordance with any plan or practice for the declaration, setting aside or payment of distributions publicly disclosed by the Partnership prior to the Execution Date or in connection with the Transactions.

(b) Neither TEGP nor the General Partner shall modify or fail to pay any cash distributions to holders of TEGP Class A Shares or Partnership Common Units, as applicable, approved and declared on or prior to the Execution Date by the TEGP Management Board or the General Partner Board, as applicable, pursuant to the TEGP Partnership Agreement or the TEP Partnership Agreement, as applicable, but that remain unpaid as of the Execution Date.

(c) From the Execution Date until the Effective Time, each of TEGP and the Partnership shall coordinate with the other regarding the declaration of any distributions in respect of TEGP Class A Shares and Partnership Common Units, and the record dates and payment dates relating thereto. It is the intention of the Parties that holders of Partnership Public Units shall not receive, for any quarter, distributions in respect of both Partnership Public Units and New TEGP Class A Shares that they receive upon conversion of such Partnership Public Units in the Merger, but that instead they shall receive, for any such quarter, either: (i) only distributions in respect of Partnership Public Units or (ii) only distributions in respect of New TEGP Class A Shares that they receive upon conversion of such Partnership Public Units in the Merger.

Section 5.13 Section 16 Matters.

Prior to the Effective Time, TEGP and the Partnership shall take all such steps as may be necessary or appropriate to cause the Transactions, including any dispositions of Partnership Common Units (including derivative securities with respect to such Partnership Common Units) or acquisitions of shares of TEGP Class A Shares (including derivative securities with respect to such TEGP Class A Shares) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to TEGP or the Partnership, or will become subject to such reporting requirements with respect to TEGP, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.14 Conflicts Committee.

Prior to the Effective Time or termination of this Agreement in accordance with Article VII, neither the General Partner Board nor any member of the TEGP Group shall, without the consent of the Partnership Conflicts Committee, eliminate the Partnership Conflicts Committee, or revoke or diminish the authority of the Partnership Conflicts Committee, or remove or cause the removal of any member of the General Partner Board that is a member of the Partnership Conflicts Committee either as a member of such board or such committee without the affirmative vote of the members of the General Partner Board, including the affirmative vote of each of the other members of the Partnership Conflicts Committee. For the avoidance of doubt, this Section 5.14 shall not apply to the filling in accordance with the provisions of the General Partner LLC Agreement of any vacancies caused by the death, incapacity or resignation of any director.

Section 5.15 Takeover Laws.

No Party shall take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Laws, and each Party shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the Transactions from, or if necessary challenge the validity or applicability of, any rights plan adopted by such Party or any applicable Takeover Law, as now or hereafter in effect, including Takeover Laws of any state that purport to apply to this Agreement or the Transactions.

Section 5.16 Indemnification and Insurance.

(a) TEGP and the Surviving Entity jointly and severally agree to indemnify and hold harmless the Partnership Indemnified Parties from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all threatened, pending or completed claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, and whether formal or informal and including appeals, relating to or arising out of this Agreement or the Transactions, in which any such Partnership Indemnified Party may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as a Partnership Indemnified Party and acting (or omitting or refraining to act) in such capacity on behalf of or for the benefit of the Partnership, and to advance to such Partnership Indemnified Party expenses (including legal fees and expenses) incurred by such Partnership Indemnified Party in connection therewith, in each case to the same extent provided in, and in accordance with, the Organizational Documents of the Partnership and the General Partner as of the Execution Date.

(b) TEGP shall, and shall cause the members of the Partnership Group to, honor all rights to indemnification, advancement of expenses, elimination of liability and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (including the Transactions) now existing in favor of the Partnership Indemnified Parties as provided in the Organizational Documents of any member of the Partnership Group, under applicable Delaware Law or otherwise, and shall ensure that the Organizational Documents of the Surviving Entity and the General Partner (or their successor entities) shall, for a period of six years following the Effective Time, contain provisions no less advantageous with respect to indemnification, advancement of expenses, elimination of liability and exculpation of their present and former directors, officers, employees and agents than are set forth in the Organizational Documents of the Partnership and the General Partner as of the Execution Date. This Section 5.16(a) shall not be amended, repealed, terminated or otherwise modified at any time in a manner that would adversely affect the rights of a Partnership Indemnified Party as provided therein except with the prior written consent of such Partnership Indemnified Party, and shall be enforceable by any Partnership Indemnified Party and its heirs and representatives against TEGP and its successors and assigns.

(c) For a period of six years after the Effective Time, TEGP shall maintain officers’ and directors’ liability insurance with a nationally reputable carrier covering each Partnership Indemnified Party who is or at any time prior to the Effective Time was covered by the existing officers’ and directors’ liability insurance applicable to the members of the Partnership Group (“D&O Insurance”), on terms substantially no less advantageous to the Partnership Indemnified Parties, as applicable, than such existing insurance with respect to acts or omissions, or alleged acts or omissions, prior to the Effective Time (whether claims, actions or other Actions relating thereto are threatened, commenced, asserted or claimed before or after the Effective Time); provided, however, that TEGP shall not be required to pay an annual premium for the D&O Insurance for the Partnership Indemnified Parties in excess of 300% of the current annual premium currently paid by members of the Partnership Group for such insurance, but shall purchase as much of such coverage as possible for such applicable amount. TEGP shall have the right to cause such coverage to be extended under the applicable D&O Insurance by obtaining a six-year “tail” policy on terms and conditions no less advantageous to the Partnership Indemnified Parties than the existing D&O Insurance, and such “tail” policy shall satisfy the provisions of this Section 5.16.

(d) The provisions of this Section 5.16 shall survive the consummation of the Merger and the other Transactions for a period of six years and expressly are intended to benefit each of the Partnership Indemnified Parties; provided, however, that in the event that any claim or claims for indemnification or advancement set forth in this Section 5.16 are asserted or made within such six-year period, all rights to indemnification and advancement in respect of any such claim or claims shall continue until disposition of all such claims. The rights of any Partnership Indemnified Party under this Section 5.16 shall be in addition to any other rights such Partnership Indemnified Party may have under the Organizational Documents of any member of the Partnership Group or Applicable Law.

(e) In the event TEGP or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then and in either such case, TEGP shall cause proper provision to be made so that its successors and assigns, as the case may be, shall assume the obligations set forth in this Section 5.16.

Section 5.17 Certain Pre-Closing Matters.

(a) On the trading day immediately preceding the Closing Date, the Partnership shall issue and sell to Holdco, and Holdco shall purchase, the number of Partnership Common Units equal to (i) 0.1%, multiplied by (ii) (A) the number of Partnership Common Units held by TE as of the date of such issuance and sale, divided by (B) 99.9%, rounded up to the nearest whole Partnership Common Unit (collectively, the “Pre-Closing Common Units”). The purchase price for each Pre-Closing Common Unit shall be the Pre-Closing Common Unit Price. Prior to such issuance and sale, TE shall contribute to Holdco an amount of cash sufficient to permit Holdco to purchase each Pre-Closing Common Unit at the Pre-Closing Common Unit Price.

(b) Subject to Section 5.16, prior to or at the Closing, the Parties shall, and shall cause their respective Subsidiaries to, take such actions as are necessary or required to terminate in full all indemnification obligations by and between members of the Partnership Group, on the one hand, and the members of the TEGP Group, on the other hand, including, for the avoidance of doubt, any rights to indemnification held by securityholders, directors, officers and employees of any member of the Partnership Group or the TEGP Group as a third party beneficiary, if any, without any liability, obligation or additional cost to any Party, or their respective Affiliates, with respect thereto following the Closing.

(c) Prior to or at the Closing, the General Partner and the Partnership shall use their respective commercially reasonable efforts to cause the resignation of each director of the General Partner, each of such resignations to be effective as of the Effective Time.

ARTICLE VI

CONDITIONS TO CONSUMMATION OF THE MERGER

Section 6.1 Conditions to Each Party’s Obligations.

The obligation of the Parties to proceed with the Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, any one or more of which may be waived (to the extent legally permissible) in writing, in whole or in part, as to a Party by each other Party:

(a) Partnership Limited Partner Approval. This Agreement and the Transactions shall have been approved and adopted by a Unit Majority (as defined in the TEP Partnership Agreement) (the “Partnership Limited Partner Approval”).

(b) Governmental Approvals. (i) Any waiting period (and any extensions thereof) applicable to the Transactions under the HSR Act shall have expired or been terminated and (ii) all filings required to be made prior to the Effective Time with, and all other consents, approvals, permits and authorizations required to be obtained prior to the Effective Time from, any Governmental Authority, in connection with the execution and delivery of this Agreement and the consummation of the Transactions, by the Parties or their Affiliates shall have been made or obtained, except where the failure to make such filings or obtain such consents, approvals, permits and authorizations would not be reasonably likely to result in a Material Adverse Effect with respect to the TEGP Group, taken as a whole, or the Partnership Group, taken as a whole.

(c) No Actions. No order, decree or injunction of any court or agency of competent jurisdiction shall be in effect, and no Law shall have been enacted or adopted, that enjoins, prohibits or makes illegal consummation of any of the Transactions, and no action, proceeding or investigation by any Governmental Authority with respect to the Merger or the other Transactions shall be pending that seeks to restrain, enjoin, prohibit, delay or make illegal the consummation of the Merger or such other Transactions or to impose any material restrictions or requirements thereon or on TEGP or the Partnership with respect thereto.

(d) Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC or any other Governmental Authority.

(e) Listing of New TEGP Class A Shares. The New TEGP Class A Shares to be issued in the Merger shall have been approved for listing on the NYSE, subject to official notice of issuance.

(f) Resignations. Each of the Parties shall have received copies of evidence of the resignation of each director of the General Partner effective as of the Effective Time.

Section 6.2 Conditions to the Partnership’s Obligations.

The obligation of the Partnership to proceed with the Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, any one or more of which may be waived (to the extent legally permissible) in writing, in whole or in part, as to a Party by the Partnership:

(a) Representations and Warranties; Performance.

(i) Each of the representations and warranties of TEGP, TE, Merger Sub and the General Partner contained herein shall be true and correct as of the Execution Date and upon the Closing Date with the same effect as though all such representations and warranties had been made on the Closing Date (except for any such representations and warranties made as of a specified date, which shall be true and correct as of such date), in any case, in all material respects, and any representations and warranties that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects.

(ii) Each of TEGP, TE, Merger Sub and the General Partner shall have performed or complied in all material respects with all agreements and covenants required to be performed by it hereunder on or prior to the Closing Date.

(iii) There shall not have occurred a Material Adverse Effect with respect to the TEGP Group, taken as a whole, between the Execution Date and the Closing Date.

(b) Certificate. The Partnership shall have received (i) a certificate signed by an executive officer of TEGP Management, dated the Closing Date, certifying as to the matters set forth in Section 6.2(a) as they relate to TEGP and (ii) a certificate signed by an executive officer of TE, dated the Closing Date, certifying as to the matters set forth in Section 6.2(a) as they relate to TE, the General Partner and Merger Sub.

Section 6.3 Conditions to TEGP’s, TE’s and Merger Sub’s Obligations.

The obligation of each of TEGP, TE and Merger Sub to proceed with the Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, any one or more of which may be waived

(to the extent legally permissible) in writing, in whole or in part, as to a Party by TEGP, TE or Merger Sub, as applicable:

(a) Representations and Warranties; Performance.

(i) Each of the representations and warranties of the Partnership contained herein shall be true and correct as of the Execution Date and upon the Closing Date with the same effect as though all such representations and warranties had been made on the Closing Date (except for any such representations and warranties made as of a specified date, which shall be true and correct as of such date), in any case, in all material respects, and any representations and warranties that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects.

(ii) The Partnership shall have performed or complied in all material respects with all agreements and covenants required to be performed by it hereunder on or prior to the Closing Date.

(iii) There shall not have occurred a Material Adverse Effect with respect to the Partnership Group, taken as a whole, between the Execution Date and the Closing Date.

(b) Certificate. Each of TEGP, TE and Merger Sub shall have received a certificate signed by an executive officer of the General Partner, on behalf of the Partnership, dated the Closing Date, certifying as to the matters set forth in Section 6.3(a).

ARTICLE VII

TERMINATION

Section 7.1 Termination by Mutual Consent.

This Agreement may be terminated at any time prior to the Effective Time by the mutual written agreement of the Parties duly authorized by the TEGP Management Board, on behalf of TEGP Management in its capacity as the general partner of TEGP, and by the Partnership Conflicts Committee, on behalf of the Partnership.

Section 7.2 Termination by TEGP or the Partnership.

This Agreement may be terminated at any time prior to the Effective Time by (x) TEGP, if duly authorized by the TEGP Management Board on behalf of TEGP Management in its capacity as the general partner of TEGP, or (y) the Partnership, if duly authorized by the Partnership Conflicts Committee on behalf of the Partnership, if:

(a) Termination Date. The Effective Time shall not have occurred on or before September 30, 2018 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 7.2(a) shall not be available (i) to TEGP if any member of the TEGP Group fails to perform or observe in any material respect, or to the Partnership if the Partnership fails to perform or observe in any material respect, any of their respective obligations under this Agreement in any manner that shall have been the principal cause of, or resulted in, the failure of the Effective Time to occur on or before such date, or (ii) to any Party if any other Party has filed (and is then pursuing) an action seeking specific performance as permitted by Section 8.4;

(b) Order of Governmental Authority. A Governmental Authority shall have issued an order, decree or ruling or taken any other action (including the enactment of any statute, rule, regulation, decree or executive order) permanently restraining, enjoining or otherwise prohibiting the Transactions and such order, decree, ruling or other action (including the enactment of any statute, rule, regulation, decree or executive order) shall have become final and non-appealable; provided, however, that the Person seeking to terminate this Agreement pursuant to this Section 7.2(b) shall have complied with Section 5.3, Section 5.4, Section 5.6 and Section 5.9.

(c) No Partnership Limited Partner Approval. The Meeting shall have concluded, a vote upon the approval of this Agreement and the Transactions shall have been taken, and the Partnership Limited Partner Approval shall not have been obtained, it being understood by the Partnership that the right to terminate this Agreement pursuant to this Section 7.2(c) shall be available to TEGP even where the failure to obtain the Partnership Limited Partner Approval is proximately caused by a withdrawal, modification or qualification of the General Partner Recommendation, whether or not permitted by this Agreement.

Section 7.3 Termination by the Partnership.

This Agreement may be terminated at any time prior to the Effective Time by the Partnership, if duly authorized by the Partnership Conflicts Committee on behalf of the Partnership, if any of TEGP, TE, Merger Sub or the General Partner shall have breached or failed to perform any of their respective representations, warranties, covenants or agreements set forth in this Agreement (or if any of their respective representations or warranties set forth in this Agreement shall fail to be true), which breach or failure (i) would (if it occurred or was continuing as of the Closing Date) give rise to the failure of a condition set forth in Section 6.2(a)(i) or Section 6.2(a)(ii) (with or without the passage of time) and (ii) is incapable of being cured, or is not cured, by the breaching Party prior to the Termination Date; provided that the right to terminate this Agreement pursuant to this Section 7.3 shall not be available to the Partnership if, at such time, the condition set forth in Section 6.3(a)(i) or Section 6.3(a)(ii) cannot be satisfied (with or without the passage of time).

Section 7.4 Termination by TEGP.

This Agreement may be terminated at any time prior to the Effective Time by TEGP, if duly authorized by the TEGP Management Board on behalf of TEGP Management in its capacity as the general partner of TEGP:

(a) Partnership Adverse Recommendation Change. If a Partnership Adverse Recommendation Change shall have occurred and not been withdrawn; provided that TEGP may only terminate the Agreement pursuant to this Section 7.4(a) prior to the conclusion of the Meeting at which a vote of the holders of Partnership Common Units is taken in accordance with this Agreement.

(b) Breach. If the Partnership shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement (or if any of its representations or warranties set forth in this Agreement shall fail to be true), which breach or failure (i) would (if it occurred or was continuing as of the Closing Date) give rise to the failure of a condition set forth in Section 6.3(a)(i) or Section 6.3(a)(ii) (with or without the passage of time) and (ii) is incapable of being cured, or is not cured, by the breaching Party prior to the Termination Date; provided that the right to terminate this Agreement pursuant to this Section 7.4(b) shall not be available to TEGP if, at such time, the condition set forth in Section 6.2(a)(i) or Section 6.2(a)(ii) cannot be satisfied (with or without the passage of time).

(c) Certain Breaches. If the Partnership shall have materially breached or materially failed to perform any of its covenants or agreements set forth in Section 5.4 or Section 5.5.

(d) TEGP Alternative Proposal. If TEGP shall have received a TEGP Alternative Proposal that the TEGP Management Board believes is bona fide and, in connection therewith, the TEGP Management Board, after consultation with its outside legal counsel, shall have determined in good faith that the failure to terminate this Agreement in order to pursue such TEGP Alternative Proposal is reasonably likely to be inconsistent with its duties to the holders of TEGP Class A Shares and TEGP Class B Shares under Applicable Law, as modified by the TEGP Partnership Agreement.

Section 7.5 Effect of Certain Terminations.

In the event of termination of this Agreement pursuant to this Article VII, written notice thereof shall be given to each Party, specifying the provision of this Agreement pursuant to which such termination is made, and this Agreement, except for the provisions of Section 5.2(b), Section 5.7, Section 5.8, this Section 7.5, Section 7.6 and Article VIII, shall forthwith become null and void and there shall be no liability on the part of any Party and all rights and obligations of the Parties under this Agreement shall terminate, except for the provisions of Section 5.2(b), Section 5.7, Section 5.8, this Section 7.5, Section 7.6 and Article VIII, shall survive such termination; provided, however, that nothing herein shall relieve any Party from any liability for any intentional or willful and material breach by such Party of any of its representations, warranties, covenants or agreements set forth in this Agreement, and all rights and remedies of a non-breaching Party under this Agreement in the case of such intentional or willful and material breach, at law or in equity, shall be preserved.

Section 7.6 Termination Expenses.

Notwithstanding any other provision of this Agreement:

(a) If this Agreement is terminated by TEGP pursuant to Section 7.4(a), then the Partnership shall reimburse to TE the TEGP Expense Reimbursement Amount.

(b) If this Agreement is terminated by the Partnership pursuant to Section 7.3, then TE shall reimburse to the Partnership the Partnership Expense Reimbursement Amount. If this Agreement is terminated by TEGP pursuant to Section 7.4(b) or Section 7.4(c), then the Partnership shall reimburse to TE the TEGP Expense Reimbursement Amount.

(c) If this Agreement is terminated by TEGP pursuant to Section 7.4(d), then TEGP shall pay to the Partnership an amount equal to the Partnership Termination Fee.

(d) Except as otherwise provided herein, any payment or reimbursement required to made pursuant to this Section 7.6 shall be made by wire transfer of immediately available funds to an account designated by TE or an account designated by the Partnership, as applicable, within one Business Day after the occurrence of the event triggering such payment or reimbursement.

(e) The Parties acknowledge that the agreements contained in this Section 7.6 are an integral part of the Transactions, and that, without these agreements, none of the Parties would enter into this Agreement. The Parties acknowledge that the payment of the TEGP Expense Reimbursement Amount, the Partnership Expense Reimbursement Amount or the Partnership Termination Fee, as applicable, by a Party, if, as and when required pursuant to this Section 7.6, shall not constitute a penalty but shall be liquidated damages, in a reasonable amount that will compensate the Party receiving such payment and its Affiliates party hereto (collectively, the “Payee”) in the circumstances in which it is payable for the efforts and resources expended and the opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. Subject to Section 8.4, the Parties agree that the payment of the TEGP Expense Reimbursement Amount, the Partnership Expense Reimbursement Amount or the Partnership Termination Fee, as applicable, by a Party shall constitute the sole and exclusive remedy of the Payee in respect of this Agreement and the Transactions, and the Party making such payment and its Affiliates party hereto shall have no further liability to the Payee of any kind in respect of this Agreement and the Transactions. The Parties further agree that in no event shall TEGP be required to pay the Partnership Termination Fee on more than one occasion.

(f) For the avoidance of doubt, this Section 7.6 shall survive any termination of this Agreement.

Section 7.7 Survival.

None of the representations, warranties, agreements, covenants or obligations in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the consummation of the Transactions, except for those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time, including, for the avoidance of doubt, Section 5.16.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Acknowledgements.

Each Party acknowledges that it has relied on the representations and warranties of the other Parties expressly and specifically set forth in this Agreement, including the Partnership Disclosure Schedule and the TEGP Disclosure Schedule attached hereto. As further provided in Section 3.15 with respect to the Partnership and Section 4.16 with respect to TEGP, TE, Merger Sub and the General Partner, such representations and warranties constitute the sole and exclusive representations and warranties of the Parties in connection with the Transactions, and the Parties understand, acknowledge and agree that all other representations and warranties of any kind or nature, whether express, implied or statutory, oral or written, past or present, are specifically disclaimed.

Section 8.2 Notices.

Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party (collectively, “Notice”) shall be in writing and delivered in person, by courier service requiring acknowledgement of receipt of delivery or by fax, as follows:

If to TEGP, addressed to:

Tallgrass Energy GP, LP

4200 W. 115th Street, Suite 350

Leawood, KS 66211

Attention: General Counsel

Tel: (913) 928-6010

Fax: (913) 928-6011

with copies (which shall not constitute notice) to:

Baker Botts L.L.P.

98 San Jacinto Blvd., Suite 1500

Austin, TX 78701

Attention: Mollie Duckworth

Joshua Davidson

Tel: (512) 322-2551

Fax: (512) 322-8362

If to TE, addressed to:

Tallgrass Equity, LLC

4200 W. 115th Street, Suite 350

Leawood, KS 66211

Attention: General Counsel

Tel: (913) 928-6010

Fax: (913) 928-6011

with copies (which shall not constitute notice) to:

Baker Botts L.L.P.

98 San Jacinto Blvd., Suite 1500

Austin, TX 78701

Attention: Mollie Duckworth

Joshua Davidson

Tel: (512) 322-2551

Fax: (512) 322-8362

If to Merger Sub, addressed to:

Razor Merger Sub, LLC

4200 W. 115th Street, Suite 350

Leawood, KS 66211

Attention: General Counsel

Tel: (913) 928-6010

Fax: (913) 928-6011

with copies (which shall not constitute notice) to:

Baker Botts L.L.P.

98 San Jacinto Blvd., Suite 1500

Austin, TX 78701

Attention: Mollie Duckworth

Joshua Davidson

Tel: (512) 322-2551

Fax: (512) 322-8362

If to the General Partner, addressed to:

Tallgrass MLP GP, LLC

4200 W. 115th Street, Suite 350

Leawood, KS 66211

Attention: General Counsel

Tel: (913) 928-6010

Fax: (913) 928-6011

with copies (which shall not constitute notice) to:

Baker Botts L.L.P.

98 San Jacinto Blvd., Suite 1500

Austin, TX 78701

Attention: Mollie Duckworth

Joshua Davidson

Tel: (512) 322-2551

Fax: (512) 322-8362

and

If to the Partnership, addressed to:

Tallgrass Energy Partners, LP

4200 W. 115th Street, Suite 350

Leawood, KS 66211

Attention: General Counsel

Tel: (913) 928-6010

Fax: (913) 928-6011

and

Tallgrass Energy Partners, LP

4200 W. 115th Street, Suite 350

Leawood, KS 66211

Attention: Conflicts Committee Chair

Tel: (913) 928-6010

Fax: (913) 928-6011

with a copy (which shall not constitute notice) to:

Bracewell LLP

711 Louisiana, Suite 2300

Houston, Texas 77002

Attention: Troy L. Harder

Gary W. Orloff

Tel: (713) 221-1456

Fax: (800) 404-3970

Notice given by personal delivery or courier service shall be effective upon actual receipt. Notice given by fax shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during recipient’s normal business hours. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

Section 8.3 Governing Law.

This Agreement shall be subject to and governed by the laws of the State of Delaware, without regard to principles of conflicts of laws. Each Party agrees that this Agreement involves at least $100,000 and that this Agreement has been entered into in express reliance upon 6 Del. C. § 2708. Each Party irrevocably and unconditionally confirms and agrees that it is and shall continue to be (i) subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (ii) subject to service of process in the State of Delaware. Each Party hereby irrevocably and unconditionally (A) consents and submits to the exclusive personal jurisdiction and venue of the Delaware Court of Chancery (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over any matter, to the exclusive jurisdiction of the Superior Court of the State of Delaware (Complex Commercial Division) or, if the subject matter jurisdiction over any matter is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware) and any appellate courts of any thereof (the “Delaware Courts”) for any actions, suits or proceedings arising out of or relating to this Agreement or the Transactions (and agrees not to commence any litigation relating thereto except in such courts), (B) waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum, (C) acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such Party hereby irrevocably and unconditionally waives any right such Party may have to a trial by jury in respect of any litigation directly or indirectly arising or relating to this Agreement or the Transactions, and (D) agrees to service of process upon such Party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 8.2 or in any manner prescribed by the Laws of the State of Delaware. Nothing in this Section 8.3 shall affect the right of any Party to serve legal process in any other manner permitted by Law.

Section 8.4 Specific Performance; Remedies.

(a) The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and it is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, in accordance with Section 8.3, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (i) either party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity (it being understood that nothing in this sentence shall prohibit the Parties from raising other defenses to a claim for specific performance or other equitable relief under this Agreement). Each Party further agrees that no Party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.4(a), and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(b) Without limiting the rights of the Parties under Section 7.6, the Parties agree that (i) no Party shall have any liability for monetary damages for any breach of this Agreement, or any inaccuracy in any representation or warranty made by such Party hereunder, except as provided in Section 7.6, and (ii) (A) the enforcement of this Agreement in accordance with Section 8.4(a) and (B) termination of this Agreement in accordance with Article VII and any receipt of any TEGP Expense Reimbursement Amount, Partnership Expense Reimbursement Amount or Partnership Termination Fee in connection therewith pursuant to Section 7.6 shall be the sole and exclusive remedies of the Parties for a breach of this Agreement or any inaccuracy in any representation or warranty made by a Party hereunder; provided, however, that nothing in this Section 8.4(b) shall relieve any Party from any liability for any intentional or willful and material breach by such Party of any of its representations, warranties, covenants or agreements set forth in this Agreement, and all rights and remedies of a non-breaching Party under this Agreement in the case of such intentional or willful and material breach, at law or in equity, shall be preserved.

Section 8.5 Entire Agreement; Amendments and Waivers.

(a) This Agreement and the other Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and thereof. Each Party agrees that no other Party (including its agents and representatives) has made any representation, warranty, covenant or agreement to or with such Party relating to this Agreement or the Transactions, other than those expressly set forth herein and in the Transaction Documents.

(b) Subject to compliance with Applicable Law, prior to the Closing, any provision of this Agreement may be (i) waived in writing by the Party benefited by the provision and approved by the TEGP Management Board in the case of TEGP and by the Partnership Conflicts Committee in the case of the Partnership and executed in the same manner as this Agreement, or (ii) amended or modified at any time, whether before or after the Partnership Limited Partner Approval, by an agreement in writing between the Parties approved by the TEGP

Management Board in the case of TEGP and by the Partnership Conflicts Committee in the case of the Partnership and executed in the same manner as this Agreement; provided, however, that after the Partnership Limited Partner Approval, no amendment shall be made that requires further Partnership Limited Partner Approval without such approval. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 8.6 Conflicting Provisions.

This Agreement sets forth the Parties’ rights, responsibilities and liabilities with respect to the Transactions. In this Agreement, specific provisions prevail over general provisions.

Section 8.7 Binding Effect and Assignment.

This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns, but neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned or transferred, by operation of law or otherwise. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties and their respective permitted successors and assigns, any rights, benefits or obligations hereunder, except for (a) the rights of the holders of Partnership Common Units to receive the Merger Consideration (as well as any distributions pursuant to Section 2.4(c)) after the Closing and (b) the rights of third parties under Section 5.16.

Section 8.8 Severability.

If any provision of this Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the Parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable, but all of the remaining provisions of this Agreement shall remain in full force and effect, so long as the economic or legal substance of the Transactions are not affected in any manner materially adverse to any Party.

Section 8.9 Interpretation.

It is expressly agreed by the Parties that this Agreement shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any provision hereof or who supplied the form of this Agreement. Each Party agrees that it has exercised business discretion in negotiating this Agreement and this Agreement correctly reflects its understanding of the Transaction and, therefore, waives the application of any Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

Section 8.10 Headings and Disclosure Schedules.

The headings of the several Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Partnership Disclosure Schedule, the TEGP Disclosure Schedule and the Exhibits referred to herein are attached hereto and incorporated herein by reference, and unless the context expressly requires otherwise, the Partnership Disclosure Schedule, the TEGP Disclosure Schedule and such Exhibits are incorporated in the definition of “Agreement.”

Section 8.11 Multiple Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

Section 8.12 Action by the Partnership.

Any consent, approval, decision or waiver that is required to be given or made, or that may be given or made, by the Partnership with respect to the Transactions shall be given or made by the Partnership Conflicts Committee, unless it is has expressly waived in writing its right to give or make such consent, approval, decision or waiver.

Section 8.13 Provision Respecting Legal Representation.

(a) It is acknowledged that Bracewell LLP has represented the Partnership Conflicts Committee prior to Closing in connection with this Agreement and the Transactions, as well as prior transactions involving the Partnership. Each Party, on its own behalf and on behalf of its Other Parties, irrevocably acknowledges and agrees that all communications between the Partnership Conflicts Committee and its counsel and information or documents subject to attorney work-product protection made in connection with the negotiation, preparation, execution and delivery of and closing under, or any claim, dispute, proceeding or obligation arising under or in connection with this Agreement, which, immediately prior to the Closing, would be deemed to be a privileged communication or subject to attorney work-product protection and would not be subject to disclosure to a Party or its Other Parties, shall continue after the Closing to be a privileged communication between the Partnership Conflicts Committee and its counsel or attorney work product, and neither a Party, its Other Parties nor anyone acting or purporting to act on behalf of or through them shall be entitled to use or seek to obtain the same by any process on the grounds that the privilege attached to such communication or attorney work-product belongs to the Party or its Other Parties and not to the Partnership Conflicts Committee or its counsel. Any access thereto by a Party or its Other Parties shall not waive or otherwise affect the rights of the Partnership Conflicts Committee with respect to the related privilege.

(b) It is acknowledged that Baker Botts L.L.P. has represented TEGP prior to Closing in connection with this Agreement and the Transactions, as well as prior transactions involving TEGP. Each Party, on its own behalf and on behalf of its Other Parties, irrevocably acknowledges and agrees that all communications between TEGP and its counsel and information or documents subject to attorney work-product protection made in connection with the negotiation, preparation, execution and delivery of and closing under, or any claim, dispute, proceeding or obligation arising under or in connection with this Agreement, which, immediately prior to the Closing, would be deemed to be a privileged communication or subject to attorney work-product protection and would not be subject to disclosure to a Party or its Other Parties, shall continue after the Closing to be a privileged communication between TEGP and its counsel or attorney work product, and neither a Party, its Other Parties nor anyone acting or purporting to act on behalf of or through them shall be entitled to use or seek to obtain the same by any process on the grounds that the privilege attached to such communication or attorney work-product belongs to the Party or its Other Parties and not to TEGP or its counsel. Any access thereto by a Party or its Other Parties shall not waive or otherwise affect the rights of TEGP with respect to the related privilege.

Section 8.14 Non-Recourse.

No past, present or future director, officer, employee, incorporator, member, partner, stockholder, agent, attorney, representative or affiliate of any Party or any of their respective Affiliates (unless such Affiliate is expressly a Party) shall have any liability (whether in contract or in tort) for any obligations or liabilities of such Party arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of, the Transactions; provided, however, that nothing in this Section 8.14 shall limit any liability of the Parties to this Agreement for breaches of the terms and conditions of this Agreement.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have executed this Agreement of the date first written above.

TEGP:

TALLGRASS ENERGY GP, LP

By:	TEGP Management, LLC,
its general partner

By:	/s/David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer

TE:

TALLGRASS EQUITY, LLC

By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer

MERGER SUB:

RAZOR MERGER SUB, LLC

By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer

Signature Page to Agreement and Plan of Merger

PARTNERSHIP:

TALLGRASS ENERGY PARTNERS, LP

By:	Tallgrass MLP GP, LLC,
Its general partner

By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer

GENERAL PARTNER:

TALLGRASS MLP GP, LLC

By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer

Signature Page to Agreement and Plan of Merger

Annex B

Execution Version

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT, dated as of March 26, 2018 (this “Agreement”), is entered into by and among Tallgrass Energy GP, LP, a Delaware limited partnership (“TEGP”), Tallgrass Equity, LLC, a Delaware limited liability company (“TE”), and Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Partnership”). TEGP, TE and the Partnership are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, concurrently herewith, the Parties are entering into an Agreement and Plan of Merger (the “Merger Agreement”) by and among TEGP, TE, the Partnership, Razor Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Merger Sub”), and Tallgrass MLP GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), pursuant to which (and subject to the terms and conditions set forth therein) Merger Sub will be merged with and into the Partnership, with the Partnership as the sole surviving entity (the “Merger”);

WHEREAS, as of the date hereof, TE is the Record Holder (as defined herein) and beneficial owner of, and has the right to vote and dispose of, in the aggregate, 25,619,218 Partnership Common Units (the “Existing Units”);

WHEREAS, as a condition of the willingness of the parties to the Merger Agreement to enter into the Merger Agreement and to proceed with the Transactions, including the Merger, the Parties are entering into this Agreement; and

WHEREAS, TE acknowledges that the Partnership and TEGP are entering into the Merger Agreement in reliance on TE’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of TE set forth herein, and would not enter into the Merger Agreement if TE did not enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement.

“Covered Units” means TE’s Existing Units, together with any Partnership Common Units that TE becomes the Record Holder or beneficial owner of on or after the date hereof.

“Proxy Designee” means a Person designated by the Partnership Conflicts Committee by written notice to each of the Parties, which notice may simultaneously revoke the designation of any Person as a Proxy Designee.

“Record Holder” has the meaning ascribed thereto in the TEP Partnership Agreement.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, hypothecate, encumber or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise); provided, however, that for the purposes of clarification, a “Transfer” shall not include any existing or future pledges or security interests issued by TE (or the foreclosure thereof) in connection with a bona fide loan, indenture or other contract for indebtedness.

2. Agreement to Vote in Favor of Merger. Prior to the Termination Date (as defined herein), TEGP and TE irrevocably and unconditionally agree that, at any meeting of the limited partners of the Partnership, however called, whether annual or special and whether or not an adjourned or postponed meeting (or in connection with any written consent of the limited partners of the Partnership), TE shall, and TEGP shall cause TE to, (a) appear at such meeting or otherwise cause the Covered Units to be counted as present thereat for purposes of establishing a quorum and (b) vote, or cause to be voted, at such meeting (or validly execute and return and cause consent to be granted with respect to), all Covered Units (in all manners and by each applicable class) (i) in favor of the Merger Agreement and the Transactions, including, for the avoidance of doubt, the Merger, and any other matters required to be approved by the holders of Partnership Common Units in connection with the Transactions, and (ii) against (A) any Acquisition Proposal, including any Superior Proposal, and (B) any action that could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the Merger, the Merger Agreement or any of the Transactions or the matters contemplated by this Agreement. If TE is the beneficial owner, but not the Record Holder, of any Covered Units, TE agrees to take all actions necessary to cause the Record Holder and any nominees to vote (or grant a consent with respect to) all of such Covered Units in accordance with this Section 2. Except as otherwise set forth in or contemplated by this Agreement, TE may vote the Covered Units in its discretion on all matters submitted for the vote of holders of Partnership Common Units or in connection with any written consent of the holders of Partnership Common Units in a manner that is not inconsistent with the terms of this Agreement.

3. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) FROM AND AFTER THE DATE HEREOF UNTIL THE TERMINATION DATE, TE HEREBY IRREVOCABLY AND UNCONDITIONALLY GRANTS TO, AND APPOINTS, CHRISTOPHER R. JONES, AND ANY OTHER PROXY DESIGNEE, EACH OF THEM INDIVIDUALLY, AS TE’S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE (OR EXERCISE A WRITTEN CONSENT WITH RESPECT TO) THE COVERED UNITS SOLELY IN ACCORDANCE WITH SECTION 2. THIS PROXY IS IRREVOCABLE (UNTIL THE TERMINATION DATE AND EXCEPT AS TO ANY PROXY DESIGNEE WHOSE DESIGNATION AS A PROXY DESIGNEE IS REVOKED BY THE PARTNERSHIP CONFLICTS COMMITTEE) AND COUPLED WITH AN INTEREST, AND TE WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY OTHER PROXY PREVIOUSLY GRANTED BY TE WITH RESPECT TO THE COVERED UNITS (AND TE HEREBY REPRESENTS TO THE PARTNERSHIP THAT ANY SUCH OTHER PROXY IS REVOCABLE).

(b) The proxy granted in this Section 3 shall automatically expire upon the termination of this Agreement.

4. Prohibition on Transfers and Certain Other Actions. Neither TEGP nor TE shall, and TEGP shall cause TE and each other member of the TEGP Group not to, without the prior written consent of the Partnership Conflicts Committee, in any manner:

(a) Transfer, or enter into any contract, option, agreement or other arrangement or understanding with respect to the Transfer of, any of the Covered Units or any other equity securities in the Partnership held, directly or indirectly, by any member of the TEGP Group or beneficial ownership or voting power thereof or therein (including by operation of law), except to the extent permitted by the Merger Agreement;

(b) knowingly take any action that would make any representation or warranty of TE contained herein untrue or incorrect or have the effect of preventing or disabling TE from performing its obligations under this Agreement; or

(c) propose, agree to, promote, solicit or publicly announce its willingness to undertake or support any of the foregoing.

5. No Inconsistent Agreements. Except as contemplated by this Agreement, TE (i) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any Covered Units and (ii) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Units, in either case, which is inconsistent with TE’s obligations pursuant to this Agreement.

6. Termination. This Agreement shall terminate upon the earliest of (a) the Effective Time, (b) the occurrence of a Partnership Adverse Recommendation Change made by the Partnership Conflicts Committee, (c) the termination of the Merger Agreement in accordance with its terms and (d) the mutual written agreement of the Parties to terminate this Agreement approved by the TEGP Management Board in the case of TEGP or TE and by the Partnership Conflicts Committee in the case of the Partnership (such earliest date being referred to herein as the “Termination Date”); provided, however, that the provisions set forth in Section 11, Section 15, Section 17, Section 21 and Section 23 shall survive the termination of this Agreement; and provided, further, that any liability incurred by any Party as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.

7. Representations and Warranties of TE. TE hereby represents and warrants to the other Parties as follows:

(a) TE is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by TE and the performance by TE of its obligations hereunder have been duly authorized and approved by all requisite limited liability company action of TE. This Agreement has been duly executed and delivered by TE and, assuming due authorization, execution and delivery by the other Parties, constitutes a valid and legally binding obligation of TE, enforceable against TE in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights and remedies generally and by general principles of equity (whether applied in a proceeding at law or in equity).

(b) As of the date of this Agreement, (i) TE owns, beneficially and of record, the Existing Units and holds good title, free and clear of all Liens, to the Existing Units (except as set forth in the TEP Partnership Agreement and restrictions under applicable federal and state securities laws); (ii) TE has voting power, power of disposition and power to agree to all matters set forth in this Agreement, in each case with respect to all of the Existing Units (except as set forth in the TEP Partnership Agreement and restrictions under applicable federal and state securities laws); and (iii) other than the Existing Units, TE owns no Equity Interests in the Partnership.

(c) As of the date of this Agreement, no member of the TEGP Group other than TE owns any Partnership Common Units.

(d) The execution, delivery and performance of this Agreement by TE does not, and the fulfillment and compliance with the terms and conditions hereof by TE will not, (i) violate, conflict with, result in any breach of or require the consent of any Person under, any of the terms, conditions or provisions of the certificate of formation or limited liability company agreement of TE; (ii) conflict with or violate any applicable law; or (iii) conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, or result in the suspension, termination or cancellation of, or in a right of suspension, termination or cancellation of, any indenture, mortgage, agreement, contract, commitment, license, concession, permit, lease, joint venture or other instrument to which TE is a party or by which it is bound, except in the case of clauses (ii) and (iii) for those items which, individually or in the aggregate, would not reasonably be expected to materially impair the ability of TE to perform its obligations under this Agreement.

(e) No notice to or consent, approval, license, permit, order or authorization of any governmental authority or other Person is required to be obtained or made by TEGP, TE, Merger Sub or the General Partner in connection with the execution, delivery and performance of this Agreement, except for such consents, approvals, licenses, permits, orders or authorizations that are required under the Exchange Act or that, individually or in the aggregate, would not reasonably be expected to materially impair the ability of TE to perform its obligations under this Agreement.

(f) As of the date of this Agreement, there is no action, suit, investigation, complaint or other proceeding pending against TE or, to the knowledge of TE, threatened against TE that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by the Partnership of its rights under this Agreement or the performance by TE of its obligations under this Agreement.

8. TE Capacity. This Agreement is being entered into (a) by TE solely in its capacity as a holder of Partnership Common Units and (b) by TEGP solely in its capacity as the managing member of TE, and nothing in this Agreement shall restrict or limit the ability of TE or TEGP or any of their respective Affiliates or any employee, director or officer of TE, TEGP or any of their respective Affiliates who is an employee, director or officer of the Partnership, its Affiliates (which, for this purpose, includes Tallgrass Management, LLC) or the General Partner to take any action in his or her capacity as an employee, director or officer of any of the Partnership, its Affiliates (which, for this purpose, includes Tallgrass Management, LLC) or the General Partner, as the case may be, to the extent permitted by the Merger Agreement or not otherwise expressly prohibited by this Agreement.

9. Disclosure. TE hereby authorizes TEGP and the Partnership to publish and disclose in any announcement or disclosure required by the SEC and in the Registration Statement, including the Proxy Statement forming a part thereof, of TE’s identity and ownership of the Covered Units and the nature of the TE’s obligations under this Agreement.

10. No Ownership Interest. Other than, with respect to TEGP, in its capacity as the managing member of TE, and except as otherwise provided herein: (a) nothing contained in this Agreement shall be deemed to vest in TEGP or the Partnership any direct or indirect ownership or incidence of ownership of or with respect to any Covered Units; and (b) all rights, ownership and economic benefit relating to the Covered Units shall remain vested in and belong to TE, and TEGP and the Partnership shall have no authority to direct TE in the voting or disposition of any of the Covered Units.

11. Non-Survival of Representations and Warranties. The representations and warranties of TE contained herein shall not survive the termination of this Agreement in accordance with its terms.

12. Amendments and Waivers. Subject to compliance with applicable law, any provision of this Agreement may be (a) waived in writing by the Party benefited by the provision and approved by the TEGP Management Board in the case of TEGP or TE and by the Partnership Conflicts Committee in the case of the Partnership and executed in the same manner as this Agreement, or (b) amended or modified at any time by an agreement in writing between the Parties approved by the TEGP Management Board in the case of TEGP and TE and by the Partnership Conflicts Committee in the case of the Partnership and executed in the same manner as this

Agreement. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

13. Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another Party shall be in writing and delivered in person, by courier service requiring acknowledgement of receipt of delivery or by fax, as follows:

If to TEGP, addressed to:

Tallgrass Energy GP, LP

4200 W. 115th Street, Suite 350

Leawood, KS 66211

Attention: General Counsel

Tel: (913) 928-6010

Fax: (913) 928-6011

with copies (which shall not constitute notice) to:

Baker Botts L.L.P.

98 San Jacinto Blvd., Suite 1500

Austin, TX 78701

Attention: Mollie Duckworth

Joshua Davidson

Tel: (512) 322-2551

Fax: (512) 322-8362

If to TE, addressed to:

Tallgrass Equity, LLC

4200 W. 115th Street, Suite 350

Leawood, KS 66211

Attention: General Counsel

Tel: (913) 928-6010

Fax: (913) 928-6011

with copies (which shall not constitute notice) to:

Baker Botts L.L.P.

98 San Jacinto Blvd., Suite 1500

Austin, TX 78701

Attention: Mollie Duckworth

Joshua Davidson

Tel: (512) 322-2551

Fax: (512) 322-8362

If to the Partnership, addressed to:

Tallgrass Energy Partners, LP

4200 W. 115th Street, Suite 350

Leawood, KS 66211

Attention: General Counsel

Tel: (913) 928-6010

Fax: (913) 928-6011

and

Tallgrass Energy Partners, LP

4200 W. 115th Street, Suite 350

Leawood, KS 66211

Attention: Conflicts Committee Chair

Tel: (913) 928-6010

Fax: (913) 928-6011

with a copy (which shall not constitute notice) to:

Bracewell LLP

711 Louisiana, Suite 2300

Houston, Texas 77002

Attention: Troy L. Harder

Gary W. Orloff

Tel: (713) 221-1456

Fax: (800) 404-3970

14. Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.

15. Governing Law. This Agreement shall be subject to and governed by the laws of the State of Delaware, without regard to principles of conflicts of laws. With respect to any action, suit or proceeding arising out of or relating to this Agreement, each Party agrees that Section 8.3 of the Merger Agreement shall govern and makes the acknowledgements provided therein.

16. Specific Performance. The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and it is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, in accordance with Section 16, this being in addition to any other remedy to which they are entitled at law or in equity. Each Party further agrees that no Party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 17, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

17. Conflicting Provisions. This Agreement sets forth the Parties’ rights, responsibilities and liabilities with respect to the matters set forth herein. In this Agreement, specific provisions prevail over general provisions.

18. Assignment; Successors. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns, but neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned or transferred, by operation of law or otherwise. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties and their respective permitted successors and assigns, any rights, benefits or obligations hereunder.

19. Severability. If any provision of this Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the Parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable, but all of the remaining provisions of this Agreement shall remain in full force and effect, so long as the economic or legal substance of the Transactions are not affected in any manner materially adverse to any Party.

20. Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

21. Interpretation. It is expressly agreed by the Parties that this Agreement shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any provision hereof or who supplied the form of this Agreement. Each Party agrees that it has exercised business discretion in negotiating this Agreement and this Agreement correctly reflects its understanding of the matters set forth herein and, therefore, waives the application of any law or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

22. Action by the Partnership. Any consent, approval, decision or waiver that is required to be given or made, or that may be given or made, by the Partnership with respect to the matters set forth herein shall be given or made by the Partnership Conflicts Committee, unless it is has expressly waived in writing its right to give or make such consent, approval, decision or waiver.

23. Non-Recourse. No past, present or future director, officer, employee, incorporator, member, partner, stockholder, agent, attorney, representative or affiliate of any Party or any of their respective Affiliates (unless such Affiliate is expressly a Party) shall have any liability (whether in contract or in tort) for any obligations or liabilities of such Party arising under, in connection with or related to this Agreement; provided, however, that nothing in this Section 23 shall limit any liability of the Parties to this Agreement for breaches of the terms and conditions of this Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused to be executed or executed this Agreement as of the date first written above.

TEGP:

TALLGRASS ENERGY GP, LP

By:	TEGP Management, LLC,
its general partner

By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr. President and Chief Executive Officer

TE:

TALLGRASS EQUITY, LLC

By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr. President and Chief Executive Officer

Signature Page to Support Agreement

PARTNERSHIP:

TALLGRASS ENERGY PARTNERS, LP

By:	Tallgrass MLP GP, LLC,
Its general partner

By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr. President and Chief Executive Officer

Signature Page to Support Agreement

Annex C

March 26, 2018

Conflicts Committee of the Board of Directors of

Tallgrass MLP GP, LLC, the general partner of

Tallgrass Energy Partners, LP

4200 W. 115th Street, Suite 350

Leawood, Kansas 66211

Members of the Conflicts Committee:

We understand that Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Partnership” or “TEP”), proposes to enter into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, among the Partnership, Tallgrass Energy GP, LP, a Delaware limited partnership (“TEGP”), Tallgrass Equity, LLC, a Delaware limited liability company (“TE”), Razor Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Merger Sub”) and Tallgrass MLP GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), pursuant to which, and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into the Partnership, with the Partnership surviving the merger as a wholly owned subsidiary of TE and its subsidiaries (the “Merger”). As a result of the Merger, each issued and outstanding common unit representing a limited partner interest of the Partnership (each, a “Common Unit”) held by unitholders other than TEGP, TE, or Tallgrass Equity Investments, LLC, a Delaware limited liability company (“Holdco”), will be converted into the right to receive 2.0 Class A shares representing limited partner interests in TEGP (the “Class A Shares”) (the “Exchange Ratio”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement and terms used herein and not defined will have the meanings ascribed thereto in the Merger Agreement.

The Conflicts Committee of the Board of Directors of the General Partner (the “Conflicts Committee”), has asked us whether, in our opinion, as of the date hereof, the Exchange Ratio is fair, from a financial point of view, to the Unaffiliated Common Unitholders of the Partnership. For purposes of this opinion, “Unaffiliated Common Unitholders of the Partnership” means the holders of Common Units, other than the General Partner and its affiliates.

In connection with rendering our opinion, we have, among other things:

(i) reviewed certain publicly-available historical operating and financial information relating to TEGP and the Partnership that we deemed relevant, including the Annual Report on Form 10-K for the year ended December 31, 2017 and certain Current Reports on Form 8-K, in each case as filed with or furnished to the U.S. Securities and Exchange Commission by TEGP and the Partnership since January 1, 2018;

(ii) reviewed certain non-public historical financial and operating data and assumptions relating to the Partnership and TEGP, as prepared and furnished to us by management of the Partnership and TEGP;

(iii) reviewed certain non-public projected financial and operating data and assumptions relating to the Partnership and TEGP, as prepared and furnished to us by management of the Partnership and TEGP;

(iv) discussed the current operations of TEGP and TEP and the historical and projected financial and operating data and assumptions relating to TEGP and to TEP with management of TEGP and TEP (including management’s views of the risks and uncertainties of achieving such projections);

(v) reviewed publicly-available research analyst estimates for TEGP’s and TEP’s future financial performance on a standalone basis;

(vi) performed discounted distribution analysis on TEGP and TEP based on forecasts and other data provided by management of TEGP and TEP;

Conflicts Committee of the Board of Directors of

Tallgrass MLP GP, LLC

March 26, 2018

(vii) compared the trading performance of TEGP and TEP utilizing forecasts and other data provided by management of TEGP and TEP with the trading performance (including equity market trading multiples) of public issuers that we deemed relevant;

(viii) reviewed the financial metrics of certain historical transactions that we deemed relevant and compared them to the forecasts and other data provided by management of TEGP and TEP;

(ix) reviewed the premiums paid in certain historical transactions that we deemed relevant and compared such premiums to those implied by the Merger;

(x) reviewed certain commercial agreements relating to certain growth projects of TEGP and TEP;

(xi) reviewed the draft Merger Agreement dated March 26, 2018; and

(xii) performed such other analyses and examinations, reviewed such other information and considered such other factors that we deemed appropriate for purposes of providing the opinion contained herein.

For purposes of our analysis and opinion, we have assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, and we assume no liability therefor. With respect to the projected financial and operating data relating to the Partnership and TEGP, we have assumed that such data has been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Partnership and TEGP as to the future financial performance of the Partnership and TEGP, as applicable, under the assumptions reflected therein. In particular, with respect to the Federal Energy Regulatory Commissions’ response to a federal court remand on March 15, 2018 that pipelines owned by master limited partnerships will no longer be able to include income taxes in determining cost of service rates, we have relied on TEP and TEGP managements’ statement that such change in regulatory rate making will have an immaterial impact on the future financial performance of the Partnership and TEGP. We express no view as to any projected financial and operating data or any judgments, estimates or assumptions on which they are based.

For purposes of rendering our opinion, we have assumed, in all respects material to our analysis, that the Merger Agreement will be executed and delivered (in the draft form reviewed by us), that the representations and warranties of each party contained in the Merger Agreement (in the draft form reviewed by us) are true and correct in all material respects, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and applicable law and governing documents of each of the Partnership and TEGP, including, but not limited to, the cancellation and retirement of any Common Units held by the Partnership and Incentive Distribution Rights held by the General Partner, and the conversion of the Partnership General Partner Interest into a non-economic general partner interest (collectively, the “Merger Related Actions”), and that all conditions to the consummation of the Merger, including the Merger Related Actions and transactions related to the Merger Agreement, will be satisfied without material waiver or modification thereof. We have further assumed, with your consent, that the Merger and transactions related to the Merger Agreement will be consummated in accordance with their terms, without waiver, modification or further amendment of any material term, condition or agreement and that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger will be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on the Partnership, TEGP or the consummation of the Merger, or materially reduce the benefits of the Merger to the Partnership or TEGP. We have assumed that the final versions of all documents reviewed by us in draft form will conform in all material respects to the drafts reviewed by us.

Conflicts Committee of the Board of Directors of

Tallgrass MLP GP, LLC

March 26, 2018

We have not made nor assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Partnership or TEGP, nor have we been furnished with any such appraisals, nor have we evaluated the solvency or fair value of the Partnership or TEGP under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, monetary, market, regulatory and other conditions and circumstances as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.

We have not been asked to pass upon, and express no opinion with respect to, any matter other than whether the Exchange Ratio is fair, from a financial point of view, to the Unaffiliated Common Unitholders of the Partnership. We do not express any view on, and our opinion does not address, the fairness of the Merger to any other persons or the holders of any other securities, creditors or other constituencies of the Partnership, nor any view as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Partnership or any of the other parties to the Merger Agreement or any affiliates thereof, or any classes of such persons, whether relative to the Exchange Ratio or otherwise. We have assumed that any modification to the structure of the Merger will not vary in any respect material to our analysis. Our opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Partnership or TEGP, nor does it address the underlying business decision of the Partnership to engage in the Merger. This letter, and our opinion, does not constitute a recommendation to the Conflicts Committee or to any other persons in respect of the Merger. We express no opinion herein as to the price at which the TEP Common Units or Class A Shares will trade at any time. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the management of the Partnership and their advisors with respect to legal, regulatory, accounting and tax matters.

We have accrued an initial fee for our services and will receive a fee for our services upon the rendering of this opinion. The Partnership has also agreed to indemnify us against certain liabilities arising out of our engagement. Prior to this engagement, we, Evercore Group L.L.C., and our affiliates provided financial advisory services to the Conflicts Committee and had received fees for the rendering of these services, including reimbursement of expenses, substantially as described in our engagement letters with the Conflicts Committee dated January 20, 2015, December 18, 2015, April 21, 2016, December 8, 2016, March 29, 2017 and January 5, 2018. We also advised the Conflicts Committee of the Board of Directors of TEGP Management, LLC pursuant to an engagement letter dated January 26, 2018, with respect to a matter unrelated to the Merger. Other than as described in the preceding two sentences, during the two-year period prior to the date hereof, no material relationship existed between Evercore Group L.L.C. or any of its affiliates, on the one hand, and the Partnership, Holdco, TE, TEGP, the General Partner or any of their respective affiliates, on the other hand, pursuant to which compensation was or is intended to be received by Evercore Group L.L.C. or its affiliates as a result of such a relationship. We may provide financial or other services to the Partnership in the future and in connection with any such services we may receive compensation.

In the ordinary course of business, Evercore Group L.L.C. or its affiliates may actively trade the securities, or related derivative securities, or financial instruments of the Partnership and its respective affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.

This letter, and the opinion expressed herein, is addressed to, and is solely for the information and benefit of, the Conflicts Committee (in its capacity as such) in connection with its evaluation of the Merger and is not

Conflicts Committee of the Board of Directors of

Tallgrass MLP GP, LLC

March 26, 2018

rendered to or for the benefit of, and shall not confer rights or remedies upon, any person other than the Conflicts Committee. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.

This letter, and the opinion expressed herein, may not be disclosed, quoted, referred to or communicated (in whole or in part) to, or relied upon by, any third party, nor shall any public reference to us be made, for any purpose whatsoever except with our prior written consent in each instance.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio is fair, from a financial point of view, to the Unaffiliated Common Unitholders of the Partnership.

Very truly yours,

EVERCORE GROUP L.L.C.

By:	/s/ Robert A. Pacha
Robert A. Pacha
Senior Managing Director

SPECIAL MEETING OF UNITHOLDERS OF

TALLGRASS ENERGY PARTNERS, LP

June 26, 2018

GO GREEN

00030000000000000000 4 062618

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Unitholder ____________ Date: ________ Signature of Unitholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF UNITHOLDERS OF TALLGRASS ENERGY PARTNERS, LP June 26, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18304/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030000000000000000 4 062618 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR AGAINST ABSTAIN 1. The approval and adoption of the Agreement and Plan of Merger dated as of March 26, 2018 by and among Tallgrass Energy GP, LP, Tallgrass Equity, LLC, Razor Merger Sub, LLC, Tallgrass Energy Partners, LP and Tallgrass MLP GP, LLC, as it may be amended from time to time, and the transactions contemplated thereby, including the merger of Razor Merger Sub, LLC with and into Tallgrass Energy Partners, LP. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned unitholder. If no direction is made, this proxy will be voted FOR Proposal 1. To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method. Signature of Unitholder Date: Signature of Unitholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

TALLGRASS ENERGY PARTNERS, LP Proxy for Special Meeting of Unitholders on June 26, 2018 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Gary J. Brauchle and Christopher R. Jones, and each of them, with full power of substitution and power to act alone, as proxies to vote all the common units representing limited partner interests which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Unitholders of Tallgrass Energy Partners, LP, to be held on June 26, 2018 at the Hilton Garden Inn, 5800 College Boulevard, Overland Park, Kansas 66211, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 1.1 14475

SPECIAL MEETING OF UNITHOLDERS OF

TALLGRASS ENERGY PARTNERS, LP

June 26, 2018

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER	
ACCOUNT NUMBER	

00030000000000000000 4 062618

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Unitholder ____________ Date: ______ Signature of Unitholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TALLGRASS ENERGY PARTNERS, LP June 26, 2018 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the Special Meeting. COMPANY NUMBER MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending ACCOUNT NUMBER the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18304/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030000000000000000 4 062618 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR AGAINST ABSTAIN 1. The approval and adoption of the Agreement and Plan of Merger dated as of March 26, 2018 by and among Tallgrass Energy GP, LP, Tallgrass Equity, LLC, Razor Merger Sub, LLC, Tallgrass Energy Partners, LP and Tallgrass MLP GP, LLC, as it may be amended from time to time, and the transactions contemplated thereby, including the merger of Razor Merger Sub, LLC with and into Tallgrass Energy Partners, LP. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned unitholder. If no direction is made, this proxy will be voted FOR Proposal 1. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method. Signature of Unitholder Date: Signature of Unitholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full